MISSISSIPPI CHEMICAL CORPORATION
                      THIRD AMENDMENT TO CREDIT AGREEMENT

Harris Trust and Savings Bank,
  individually and as Administrative Agent
Chicago, Illinois

The From Time to Time Lenders Party
  to the Credit Agreement described below

Ladies and Gentlemen:

     Reference is hereby made to that certain Credit Agreement dated as of November 25, 1997, as amended (the "Credit Agreement"), by and among the undersigned, Mississippi Chemical Corporation, a Mississippi corporation (the "Borrower"), and Harris Trust and Savings Bank, individually and in its capacity as administrative agent thereunder, Bank of Montreal, Chicago Branch, in its capacity as syndication agent thereunder, and Credit Agricole Indosuez (formerly known as Caisse Nationale de Credit Agricole) in its capacity as co-agent thereunder, and you (all of said banks except Bank of Montreal, including Harris Trust and Savings Bank in its individual capacity, being referred to collectively as the "Banks" and individually as a "Bank", and said Harris Trust and Savings Bank as administrative agent for the Banks under the Credit Agreement being hereinafter referred to in such capacity as the "Administrative Agent"). All defined terms used herein shall have the same meaning as in the Credit Agreement unless otherwise defined herein.

     The Borrower, the Administrative Agent and the Banks wish to amend the Credit Agreement to provide for securing the Borrower's obligations to the Banks under the Loan Documents, to amend certain financial covenants and to amend certain other provisions of the Credit Agreement, all on the terms and conditions of this Amendment.

SECTION 1. AMENDMENTS.

     Upon the satisfaction of all of the conditions precedent set forth in
Section 2 of this Amendment the Credit Agreement shall be amended as follows:

    1.1. The second sentence of Section 1.1(a) of the Credit Agreement shall be amended to read as follows:

     "The aggregate principal amount of all Loans (as hereinafter defined) plus the maximum amount available for drawing under all L/Cs and the aggregate principal amount of all unpaid Reimbursement Obligations (as hereinafter defined) at any time outstanding (collectively the "Revolving Credit Obligations") may not exceed the lesser of the Borrowing Base, as most recently computed, and the sum of the Revolving Credit Commitments (as hereinafter defined) at any time."

    1.2. Section 1.1 of the Credit Agreement shall be amended by adding the following provision thereto as subsection (e):

        "(e) Notwithstanding any provision of this Agreement to the contrary, on the Third Amendment Closing Date, all Loans outstanding hereunder shall be classified as either tranche "A" loans (individually an "A Loan" and collectively the "A Loans") or tranche "B" loans (individually a "B Loan" and collectively the "B Loans"), and the Loans held by each of the Banks on the Third Amendment Closing Date shall also be classified as A Loans and B Loans ratably in accordance with the respective outstanding principal amounts of the total A Loans and B Loans on the Third Amendment Closing Date. The B Loans shall consist of Revolving Credit Loans in an aggregate outstanding principal amount on the Third Amendment Closing Date of $105,000,000 as the same may be repaid and reborrowed pursuant to the terms of this Agreement, including without limitation any Bid Loans the proceeds of which are used to repay any such Revolving Credit Loans. The A Loans shall consist of all other Revolving Credit Loans and Bid Loans and all Swingline Loans, as the same may be repaid and reborrowed pursuant to the terms of this Agreement. All Loans, whether A Loans or B Loans, shall continue to be evidenced by the Notes. The Administrative Agent shall record on its books and records the original principal amount of the A Loans and B Loans held by each of the Banks, all principal repayments made thereon and all reborrowings thereof, and the record thereof on the Administrative Agent's records shall be conclusive and binding on the Borrower and the Banks absent manifest error."

    1.3. Section 1.2(a) of the Credit Agreement shall be amended to read as follows:

     "Section 1.2. Swingline Loans under the Revolving Credit. (a) Swingline Commitment. Subject to the terms and conditions hereof and in reliance on the obligations of the Banks to Harris under this Section 1.2, Harris agrees to advance one or more swingline loans (each a "Swingline Loan") to the Borrower from time to time before the Termination Date on a revolving basis up to $25,000,000 in aggregate principal amount at any time outstanding; provided that Harris shall have no obligation to advance any Swingline Loan if the Total Outstandings would thereby exceed the lesser of the Borrowing Base, as most recently computed, and the sum of the Revolving Credit Commitments then in effect. All Swingline Loans will be Fed Funds Rate Loans or Offered Rate Loans or, at the Borrower's option, may bear interest at a rate per annum (computed on the basis of a year of 365/366 days and actual days elapsed) equal to the Base Rate from time to time in effect, payable monthly in arrears on the last day of each calendar month, commencing on the first of such dates occurring after the date hereof and at maturity (whether by acceleration, upon prepayment or otherwise). Swingline Loans may be repaid and their principal amount reborrowed before the Termination Date, subject to the terms and conditions hereof. Each Swingline Loan that is an Offered Rate Loan or Fed Funds Rate Loan shall have a maturity of up to the seventh day after such Swingline Loan was made, and Swingline Loans that bear interest at the Base Rate shall mature on the Termination Date. No more than 5 Swingline Loans may be outstanding at any time.

     The Borrower may elect that each Swingline Loan shall bear interest (computed on the basis of a year of 365/366 days and actual days elapsed) on the unpaid principal amount thereof from the date such Swingline Loan is made until the last day of the Interest Period applicable thereto at the rate per annum quoted to the Borrower by Harris for the Interest Period applicable thereto, billable on the last day of each month (each such Swingline Loan is hereinafter referred to as an "Offered Rate Loan"); provided, however, that the Borrower understands and agrees that Harris has no obligation to quote rates or to make any such Offered Rate Loan and may refuse to make any such Offered Rate Loan after receiving a request therefor from the Borrower. The Borrower acknowledges and agrees that the interest rate quoted by Harris for any Offered Rate Loan may not be the best or lowest rate offered to other customers of Harris and may not be the same rate offered to other customers of Harris for loans of similar amounts and maturities, but is the rate at which Harris in its sole and exclusive discretion is willing to make such Loan to the Borrower for the specified amount and maturity."

    1.4. The second sentence of Section 1.7(a) of the Credit Agreement shall be amended to read as follows:

     "Each such notice shall be irrevocable and shall specify the date of the Borrowing requested (which shall be a Business Day), the amount of such Borrowing, whether the Borrowing is to be of A Loans or B Loans, whether the Borrowing is to be made available by means of Base Rate Loans or Eurodollar Loans and, with respect to a Borrowing of Eurodollar Loans, the Interest Period applicable thereto; provided, that in no event shall the principal amount of any requested Revolving Credit Loan plus the aggregate principal or face amount, as appropriate, of all Loans, L/Cs, and unpaid Reimbursement Obligations outstanding hereunder exceed the lesser of the Borrowing Base, as most recently computed, and the Revolving Credit Commitments as such amounts may be reduced pursuant to Section 3.5 of this Agreement; provided further, that in connection with each requested Borrowing of B Loans the Borrower shall deliver to the Administrative Agent a calculation of the Borrower's Consolidated Net Tangible Assets in the form of Exhibit Z hereto showing that after giving effect to such requested Borrowing of B Loans the aggregate principal amount of all outstanding B Loans shall not exceed the difference between (x) 15% of the Borrower's Consolidated Net Tangible Assets as of the date of such request and (y) the B Loan Availability Reserve."

    1.5. Section 2.1 of the Credit Agreement shall be amended by adding the following sentence at the end thereof:

     "Notwithstanding the foregoing the Borrower may not request or obtain Bid Loans under this Agreement at any time that this Agreement limits the aggregate amount of credit that may be outstanding hereunder by reference to the Borrowing Base."

    1.6. Sections 3.4(d) and (e) of the Credit Agreement shall be amended to read as follows:

           "(d)   Mandatory Prepayments-Borrowing Base.  If at any time the
     Total Outstandings hereunder shall exceed the lesser of the Revolving Credit Commitments and the Borrowing Base as most recently computed, the Borrower shall immediately prepay Loans and Reimbursement Obligations outstanding for the Borrower's account and, if necessary, pledge cash collateral to the Administrative Agent to secure outstanding L/Cs issued for the Borrower's account, in an amount equal to such excess.

            (e) Allocation of Prepayments. All principal prepayments of Loans made pursuant to subsections (a), (c) and (d) of this Section 3.4 shall be applied first to the payment of A Loans and Reimbursement Obligations then outstanding and, if required by subsection (d) above, to be held as cash collateral by the Administrative Agent to secure outstanding L/Cs issued for the Borrower's account, until all A Loans and Reimbursement Obligations have been paid and all cash collateral held by the Administrative Agent shall equal the aggregate amount available to be drawn under all L/Cs then outstanding, and second to the payment of the B Loans then outstanding."

    1.7. Section 3.6 of the Credit Agreement shall be amended to read as follows:

     "Section 3.6. Place and Application of Payments. (a) General. All payments by the Borrower hereunder shall be made to the Administrative Agent at its office at 111 West Monroe Street, Chicago, Illinois 60690 and in immediately available funds, prior to 12:00 noon on the date of such payment. All such payments shall be made without setoff or counterclaim and without reduction for, and free from, any and all present and future levies, imposts, duties, fees, charges, deductions withholdings, restrictions or conditions of any nature imposed by any government or any political subdivision or taxing authority thereof. Any payments received after 12:00 noon Chicago time (or after any later time the Banks may otherwise direct) shall be deemed received upon the following Business Day. Except as herein provided, all payments shall be received by the Administrative Agent for the ratable account of the holders of the Loans and shall be promptly distributed by the Administrative Agent ratably to the holders of the Loans. Unless the Borrower directs otherwise or this Agreement provides otherwise, principal payments on the Loans of any Class (including payments made by virtue of the application of proceeds of Collateral under this Section 3.6) shall be first applied to the Base Rate
Loans of such Class until payment in full thereof, with any balance applied to the Eurodollar Loans of such Class in the order in which their Interest Periods expire. All payments and collections received in respect of the Obligations of any Class and all proceeds of Collateral of any Class received, in each instance, by the Administrative Agent or any of the Banks, shall be remitted to the Administrative Agent and as and to the extent provided in this Section
3, applied by the Administrative Agent to the Obligations of such Class then due and payable, with any balance of such proceeds not applied to the Obligations of such Class to be held by the Administrative Agent as security for the Obligations of such Class, provided that if no Obligations of such Class are outstanding the Administrative Agent shall release such proceeds to the Borrower. All payments (whether voluntary or required) shall be accompanied by any amount due the Banks under Section 9.4 hereof, but no acceptance of such a payment without requiring payment of amounts due under
Section 9.4 shall preclude a later demand by the Banks for any amount due them under Section 9.4 in respect of such payment. Notwithstanding the foregoing, if and so long as no Potential Default or Event of Default has occurred and is continuing, if and to the extent a mandatory prepayment required by Section 3.4(d) hereof would otherwise be applied against any Eurodollar Loan of any Class, the Borrower may direct that such prepayment be held in a cash collateral account maintained by the Borrower with the Administrative Agent pursuant to agreements in form, scope and substance reasonably satisfactory to the Administrative Agent (each such account being referred to as a "Cash Collateral Account") and not applied to any Eurodollar Loans until the earlier of (i) the last day of the Interest Period then applicable to such Eurodollar Loan or (ii) the occurrence of any Potential Default or Event of Default. The Borrower shall establish a Cash Collateral Account for each Class of Obligations and only payments, collections or proceeds of Collateral of such Class shall be held in each Cash Collateral Account. The Borrower hereby grants a lien on each Cash Collateral Account and all earnings thereon as collateral security for the Obligations of the relevant Class, it being understood and agreed that at such time as any Potential Default or Event of Default shall occur, the balance of each Cash Collateral Account and earnings thereon may be applied by the Administrative Agent to the Obligations of the relevant Class as provided in this Agreement. The Borrower hereby authorizes the Administrative Agent to automatically debit its designated account with Harris for any principal, interest and fees when due on the Loans or under any L/C Agreements or this Agreement and to transfer the amount so debited from such account to the Administrative Agent for application as herein provided.

            (b) Application of A Collateral Proceeds Before Default. Prior to the occurrence of an Event of Default, all proceeds of A Collateral received in the Concentration Account within the meaning of Section 7.29 hereof shall (subject to the other terms of this Agreement) be applied by the Administrative Agent against the outstanding A Obligations as follows:

                  (i) first, to any outstanding fees, charges and expenses then due the Administrative Agent or the Banks;

                 (ii) second, to outstanding interest charges then due in respect of the Swingline Loans;

                (iii) third, to the outstanding principal balance of the Swingline Loans;

                 (iv) fourth, to the payment of any outstanding interest then due on the A Loans (other than the Swingline Loans) and Reimbursement Obligations, commitment fees or other fees or amounts relating to the A Loans (other than the Swingline Loans), Reimbursement Obligations and L/Cs due under the Notes, the A Security Documents, the L/C Agreements or this Agreement other than for principal, ratably as among the Banks in accord with the amount of such interest and other fees or amounts owing each;

                  (v) fifth, to the payment of the principal of the A Loans (other than the Swingline Loans) and the Reimbursement Obligations ratably as among the A Loans (other than the Swingline Loans) and Reimbursement Obligations;

                 (vi) sixth, to be applied to any remaining unpaid or unsatisfied A Obligations; and

                 (vii) finally, to the Borrower or whoever may be lawfully entitled thereto.

            (c) Application of B Collateral Proceeds Before Default. Prior to the occurrence of an Event of Default, all proceeds of B Collateral shall (subject to the other terms of this Agreement) be applied by the Administrative Agent against the outstanding B Obligations as follows:

                  (i) first to the payment of any outstanding interest then due on the B Loans ratably as among the Banks in accord with the amount of such interest owing each;

                 (ii)   second, to the payment of the principal of the B Loans;

                (iii) third, to be applied to any remaining unpaid or unsatisfied B Obligations; and

                 (iv) finally, to the Borrower or whoever may be legally entitled thereto.

            (d) Application of A Collateral Proceeds After Default. Anything contained herein or in any of the Security Documents to the contrary notwithstanding, all proceeds of the A Collateral and all payments and collections received in respect of the A Loans and the Reimbursement Obligations and received, in each instance, by the Administrative Agent or any of the Banks after the occurrence and during the continuance of an Event of Default shall be remitted to the Administrative Agent and distributed as follows:

                  (i) first, to the payment of any outstanding costs and expenses incurred by the Administrative Agent or any security trustee in monitoring, verifying, protecting, preserving or enforcing the liens on the A Collateral or in protecting, preserving or enforcing rights under this Agreement, the A Security Documents or the Notes to the extent the Notes evidence A Loans and in any event including all costs and expenses of a character which the Borrower has agreed to pay under Section 11.8 hereof except to the extent such costs and expenses relate to the B Loans, the B Security Documents or the B Collateral (such funds to be retained by the Administrative Agent for its own account unless it has previously been reimbursed for such costs and expenses by the Banks, in which event such amounts shall be remitted to the Banks to reimburse them for payments theretofore made to the Administrative Agent);

                 (ii) second, to the payment of any outstanding interest on the A Loans and Reimbursement Obligations, commitment fees or other fees or amounts relating to the A Loans, Reimbursement Obligations and L/Cs due under the Notes, the A Security Documents, the L/C Agreements or this Agreement other than for principal, ratably as among the Banks in accord with the amount of such interest and other fees or amounts owing each;

                (iii) third, to the payment of the principal of the A Loans and the Reimbursement Obligations ratably as among the A Loans and Reimbursement Obligations;

                 (iv) fourth, to be held by the Administrative Agent as cash collateral pursuant to Section 8.4 hereof;

                  (v) fifth, to the Banks ratably in accord with the amounts of any other, Obligations of the Borrower owing to each of them and secured by the A Security Documents unless and until all such Obligations have been fully paid and satisfied; and

                 (vi) sixth, to the Borrower or whoever may be lawfully entitled thereto.

            (e) Application of B Collateral Proceeds After Default. Anything contained herein or in any of the Security Documents to the contrary notwithstanding, all proceeds of the B Collateral and all payments and collections received in respect of B Loans and received, in each instance, by the Administrative Agent or any of the Banks after the occurrence and during the continuance of an Event of Default shall be remitted to the Administrative Agent and distributed as follows:

                  (i) first, to the payment of any outstanding costs and expenses incurred by the Administrative Agent or any security trustee in monitoring, verifying, protecting, preserving or enforcing the liens on the B Collateral or in protecting, preserving or enforcing rights under this Agreement relating to the B Loans, the B Security Documents or the Notes to the extent the Notes evidence the B Loans and in any event including all costs and expenses of a character which the Borrower has agreed to pay under Section 11.8 hereof but only to the extent such costs and expenses relate to the B Loans, the B Security Documents or the B Collateral (such funds to be retained by the Administrative Agent for its own account unless it has previously been reimbursed for such costs and expenses by the Banks, in which event such amounts shall be remitted to the Banks to reimburse them for payments theretofore made to the Administrative Agent);

                 (ii) second, to the payment of any outstanding interest on the B Loans or other fees or amounts relating to the B Loans due under the Notes, the B Security Documents, or this Agreement other than for principal, ratably as among the Banks in accord with the amount of such interest and other fees or amounts owing each;

                (iii) third, to the payment of the principal of the B Loans ratably as among the B Loans;

                 (iv) fourth, to the Banks ratably in accord with the amounts of any other Obligations of the Borrower owing to each of them and secured by the B Security Documents unless and until all such Obligations have been fully paid and satisfied; and

                  (v) fifth, to the Borrower or whoever may be lawfully entitled thereto.

     (f) No Cross-Collateralization. Notwithstanding anything to the contrary contained herein or in any of the Security Documents, A Collateral shall not secure any B Loans or B Obligations, and B Collateral shall not secure any A Loans or A Obligations. In the event that any Collateral that constitutes Non-Principal Property otherwise becomes subject to the B Security Documents or any Collateral that constitutes Principal Property otherwise becomes subject to the A Security Documents, any lien created thereby shall be void ab initio, and the Borrower, the Administrative Agent and the Banks shall immediately take all such actions as may be necessary or advisable to have such Collateral (and any proceeds or products thereof) released and correctly re-encumbered under the appropriate Security Documents of the other Class.

     (g) Except as otherwise specifically provided for herein, the Borrower hereby irrevocably waives the right to direct the application of payments and collections at any time received by the Administrative Agent or any of the Banks from or on behalf of the Borrower, and the Borrower hereby irrevocably agrees that the Administrative Agent shall have the continuing exclusive right to apply and reapply any and all such payments and collections received at any time by the Administrative Agent or any of the Banks against the Obligations in the manner described above."

    1.8. Section 4.1 of the Credit Agreement shall be amended by adding the following definitions thereto:

     "A Collateral" shall mean the collateral security provided to the Administrative Agent for the benefit of the Banks pursuant to the A Security Documents.

     "Aircraft Security Agreement" is defined in Section 7.27(a) hereof.

     "A Loan"  is defined in Section 1.1(e) hereof.

     "A Mortgage" is defined in Section 7.27(a) hereof.

     "Approved Account Debtors" shall mean Alabama Farmers Coop, Inc., CF Industries, Inc., Farmland Industries, Inc., Phosphate Chemicals Export Assoc., Tennessee Farmers Coop, Jimmy Sanders, Inc., Cargill, Inc., Potash Corporation of Saskatchewan, Inc., IMC Agrico, Inc., UAP Fertilizer, Royster Clark, Melamine Chemicals, BASF, Air Products and Vicksburg Chemical.

     "Approved Foreign Account Debtor" shall mean Potash Corporation of Saskatchewan, Inc.

     "A Security Agreement" is defined in Section 7.27(a) hereof.

     "A Security Documents" shall mean the A Security Agreement, the Aircraft Security Agreement, the Fleet Mortgage and any and all other security agreements, mortgages, deeds of trust, deeds of secured debt, pledge agreements, assignments, financing statements, and other instruments or documents at any time delivered to the Administrative Agent or any Bank to provide collateral security for any indebtedness, obligations and liabilities of the Borrower or any Guarantor under the Loan Documents other than the principal of and interest on the B Loans.

     "B Collateral" shall mean the collateral security provided to the Administrative Agent for the benefit of the Banks pursuant to the B Security Documents.

     "B Loan" is defined in Section 1.1(e) hereof.

     "B Loan Availability Reserve" means as of any time the same is to be determined, $1,991,850 as of the Third Amendment Effective Date and at all times thereafter to but not including the date of the second Borrowing (if any) of B Loans and shall be reset as of such second and each subsequent Borrowing (if any) of B Loans so as to equal such other amount (not greater than $5,000,000) to which the Borrower and the Administrative Agent shall then mutually agree; provided, however, that in the absence of any such agreement, the B Loan Availability Reserve shall remain unchanged from its immediately prior level.

     "Blocked Account" is defined in Section 7.29 hereof.

     "B Mortgage" is defined in Section 7.27(a) hereof.

     "B Security Documents" shall mean the Pledge Agreement, the B Mortgages and any and all other security agreements, mortgages, deeds of trust, deeds of secured debt, pledge agreements, assignments, financing statements, and other instruments or documents at any time delivered to the Administrative Agent or any Bank to provide collateral security for any indebtedness, obligations and liabilities of the Borrower or any Guarantor under the Loan Documents with respect to the principal of and interest on the B Loans.

     "Capital Expenditures" means, for any period, capital expenditures of the Borrower and its Subsidiaries during such period as defined and classified in accordance with generally accepted accounting principles, consistently applied.

     "Cash Collateral Account" is defined in Section 3.6(a) hereof.

     "Class" shall mean (a) with respect to any Loan, its status as an A Loan or a B Loan, (b) with respect to any Collateral, its status as A Collateral or B Collateral, and (c) with respect to any Obligations, whether such Obligations are secured by the A Security Documents (which shall be "A Obligations") or the B Security Documents (which shall be "B Obligations").

     "Concentration Account" is defined in Section 7.29 hereof

     "Consolidated Net Tangible Assets" of the Borrower shall have the same meaning as such term is used in the Senior Note Indenture.

     "Debt to Capital Ratio" shall mean, as of any date the same is to be determined, the ratio of (a) the aggregate outstanding principal amount of all Debt of the Borrower and its Subsidiaries as of such date, to (b) the sum of the amount included in (a) above and the Net Worth of the Borrower and its Subsidiaries as of such date.

     "Eligible Inventory" means all raw material (but excluding work-in-process) and finished goods inventory of the Borrower and its Subsidiaries which in each case the Administrative Agent, in its reasonable judgment, deems to be Eligible Inventory; provided that in no event shall inventory be deemed Eligible Inventory unless all representations and warranties set forth in the Security Documents with respect to such inventory are true and correct and such inventory:

                  (a) is an asset of the Borrower or any of its Subsidiaries to which it has good and marketable title, is freely assignable, is subject to a perfected, first priority security interest in favor of the Administrative Agent for the benefit of the Banks, and is free and clear of any other liens and security interests;

                  (b) (i) is located in the United States at a location permitted by the Security Agreement and within a jurisdiction in which the Administrative Agent's security interests have attached and are perfected by the filing of financing statements or (ii) is in transit to the Borrower or a Subsidiary from a supplier, is fully insured and the Administrative Agent is the loss payee on such insurance;

                  (c) if such Inventory consists of finished goods at locations which are leased or warehouses not owned by the Borrower or any of its Subsidiaries, (i) a landlord's or warehouseman's waiver satisfactory in form and substance to the Administrative Agent shall have been delivered to the Administrative Agent if the aggregate value of inventory at such location exceeds $500,000 or $3,000,000 for all such locations, (ii) any non-negotiable warehouse receipts or other non-negotiable documents for such inventory are issued in the name of the Borrower or a Subsidiary or, alternatively, designate the Administrative Agent directly or by endorsement as the only person to whom or to whose order the warehouseman is legally obligated to deliver such goods and (iii) any negotiable warehouse receipts or other negotiable documents for such inventory are in the possession of the Administrative Agent;

                  (d) is not damaged or returned or obsolete or slow moving, and is of good and merchantable quality free from any defects which might adversely affect the market value thereof; and

                  (e)   it is not spare parts inventory.

     "Eligible Receivables" means all accounts receivable of the Borrower and its Subsidiaries which the Administrative Agent, in its reasonable judgment, deem to be Eligible Receivables; provided that in no event shall an account receivable be deemed an Eligible Receivable unless all representations and warranties set forth in the Security Documents with respect to such account receivable are true and correct and further provided that such account receivable:

                  (a) arises out of the sale by the Borrower or any of its Subsidiaries of raw materials or finished goods inventory delivered to and accepted by, or out of the rendition by the Borrower of services fully performed by the Borrower or any of its Subsidiaries and accepted by, the account debtor on such account receivable and such account receivable otherwise represents a final sale;

                  (b) the account debtor on such account receivable is either an Approved Foreign Account Debtor or principally located (as used in the Uniform Commercial Code) within the United States of America or, if such right has arisen out of the sale of such goods shipped to, or out of the rendition of services to, an account debtor located in any other country, such right is either (i) supported by insurance issued by the EXIM Bank or any other insurer acceptable to the Administrative Agent, in each case in form and substance satisfactory to the Administrative Agent (which in any event shall insure not less than ninety percent (90%) of the face amount of such account receivable and shall be subject to such deductions as are acceptable to the Administrative Agent) or (ii) secured by a valid and irrevocable letter of credit pursuant to which any of the Borrower, any of its Subsidiaries or their respective transferee may draw on an issuer acceptable to the Administrative Agent for the full amount thereof;

                  (c) is the valid, binding and legally enforceable obligation of the account debtor obligated thereon and such account debtor is not (i) a Subsidiary, member, manager, director, officer or employee of the Borrower or any Subsidiary , (ii) is not an Affiliate of the Borrower or any Subsidiary unless such account debtor has executed and delivered to the Administrative Agent an agreement satisfactory in form and substance to the Administrative Agent waiving all rights of set-off, counterclaims, recoupment or other defenses with respect thereto, (iii) the United States of America, or any state or political subdivision thereof, or any department, agency or instrumentality of any of the foregoing, unless the Borrower or the relevant Subsidiary has complied with the Assignment of Claims Act or any similar state or local statute, as the case may be, to the satisfaction of the Administrative Agent, (iv) a debtor under any proceeding under the United States Bankruptcy Code, as amended, or any other comparable bankruptcy or insolvency law, or (v) an assignor for the benefit of creditors;

                  (d) is not evidenced by an instrument or chattel paper unless the same has been endorsed and delivered to the Administrative Agent;

                  (e) is an asset of the Borrower or a Subsidiary to which it has good and marketable title, is freely assignable, is subject to a perfected, first priority security interest in favor of the Administrative Agent, and is free and clear of any other liens and security interests;

                  (f) is not subject to any offset, counterclaim or other defense with respect thereto and, with respect to said account receivable or the contract or purchase order out of which the same arose, no surety bond was required or given in connection therewith;

                  (g) is not unpaid more than (i) 120 days from and after its invoice date, or (ii) 30 days after its original due date on terms up to 90 days;

                  (h) is not owed by an account debtor who is obligated on accounts receivable owed to the Borrower and its Subsidiaries more than 50% of the aggregate unpaid balance of which have been past due for longer than the relevant period specified in subsection (g) above unless the Administrative Agent has approved the continued eligibility thereof;

                  (i) would not cause the total accounts receivable owing from any one account debtor (excluding Approved Account Debtors) and its Affiliates to exceed 10% of all Eligible Receivables unless the Borrower has requested in writing that the Administrative Agent approve the continued eligibility thereof and the Administrative Agent has approved in writing the continued eligibility thereof;

                  (j) would not cause the total accounts receivable owing from any one account debtor and its Affiliate to exceed any credit limit established for purposes of determining eligibility hereunder by the Administrative Agent in its reasonable judgment for such account debtor and for which the Administrative Agent has given the Borrower at least five (5) Business Day's prior notice of the establishment of any such credit limit;

                  (k) does not arise from a sale to an account debtor on a bill-and-hold, guaranteed sale, sale-or-return, sale-on-approval, or any other repurchase or return basis; and

                  (l)   it is evidenced by an invoice dated not more than five
(5) Business Days after the shipment date.

     "Eligible Spare Parts" means all spare parts inventory (excluding capitalized spare parts) of the Borrower and its Subsidiaries which in each case the Administrative Agent, in its reasonable judgment, deems to be Eligible Spare Parts; provided that in no event shall spare parts inventory be deemed Eligible Spare Parts unless all representations and warranties set forth in the Security Documents with respect to such spare parts inventory are true and correct and such spare parts inventory:

                  (a) is an asset of the Borrower or any of its Subsidiaries to which it has good and marketable title, is freely assignable, is subject to a perfected, first priority security interest in favor of the Administrative Agent for the benefit of the Banks, and is free and clear of any other liens and security interests;

                  (b) is located in the United States at a location permitted by the Security Agreement and within a jurisdiction in which the Administrative Agent's security interests have attached and are perfected by the filing of financing statements;

                  (c) if such spare parts are located at locations which are leased or warehouses not owned by the Borrower or any of its Subsidiaries, (i) a landlord's or warehouseman's waiver satisfactory in form and substance to the Administrative Agent shall have been delivered to the Administrative Agent if the aggregate value of spare parts at such location exceeds $500,000 or $3,000,000 for all such locations, (ii) any non-negotiable warehouse receipts or other non-negotiable documents for such spare parts are issued in the name of the Borrower or a Subsidiary or, alternatively, designate the Administrative Agent directly or by endorsement as the only person to whom or to whose order the warehouseman is legally obligated to deliver such spare parts and (iii) any negotiable warehouse receipts or other negotiable documents for such spare parts are in the possession of the Administrative Agent;

                  (d)   is not held for sale or lease; and

                  (e) is not damaged or obsolete, and is of good and merchantable quality free from any defects which might adversely affect the market value thereof.

     "Excess Cash Flow" shall mean, as of any date the same is to be determined, an amount equal to the Borrower's Net Income for the four fiscal quarters most recently ended plus non-cash charges for the same period less Capital Expenditures permitted hereunder that were actually made during such period, minus (in the case of increases) and plus (in the case of decreases) the amount of any net changes in working capital excluding cash (determined in accordance with generally accepted accounting principles, consistently applied) during such period, less all payments on long-term Debt (excluding the Obligations) scheduled to be made during such period.

     "Excluded Non-Principal Property" shall mean all Non-Principal Properties consisting of aircraft and barges.

     "Fleet Mortgage" is defined in Section 7.27(a) hereof.

     "Mortgaged Property" shall mean any Principal Property or Non-Principal Property consisting of real estate that is required to be mortgaged in favor of the Administrative Agent pursuant to Section 7.27(a) hereof.

     "Net Worth" shall mean, for any Person and at any time the same is to be determined, the total shareholders equity (including capital stock, additional paid-in capital and retained earnings after deducting treasury stock and excluding minority interests in Subsidiaries) which would appear on the balance sheet of such Person and its Subsidiaries determined on a consolidated basis in accordance with generally accepted accounting principles, consistently applied.

     "Non-Principal Properties" shall mean all Property of the Borrower and its Subsidiaries that is not Principal Properties, including but not limited to the Property listed on Part 1 of Exhibit X hereto, but excluding the Property listed on Part 2 of Exhibit X hereto.

     "Obligations" means all obligations of the Borrower to pay principal and interest on the Loans, all Reimbursement Obligations, all fees and charges payable hereunder, and all other payment obligations of the Borrower arising under or in relation to any Loan Document, in each case whether now existing or hereafter arising, due or to become due, direct or indirect, absolute or contingent, and howsoever evidenced, held or acquired.

     "Pledge Agreement" is defined in Section 7.27(a) hereof.

     "Principal Properties" shall have the meaning specified in the Senior Note Indenture.

     "Senior Note Indenture" shall mean the Indenture dated as of November 25, 1997, between the Borrower and Trustmark National Bank, as successor Trustee.

     "Third Amendment Closing Date" shall mean February 24, 2000."

    1.9. The table appearing in the definition of the term "Applicable Margin" contained in Section 4.1 of the Credit Agreement shall be amended to read as follows:


                LEVEL I LEVEL II  LEVEL III  LEVEL IV   LEVEL V   LEVEL VI
                           >3.75x     >4.25x    >5.00x     >5.75x
                           -  and     -  and    -  and     -  and
Pricing Ratio    <3.75x    <4.25x     <5.00x    <5.75x     <6.50x    >6.50x
                                                                     -
Fed Funds Rate                                                        3.00%
  Loans           1.00%     1.20%      1.60%     2.00%      2.50%

Base Rate Loans    .25%      .35%       .45%      .55%      1.00%     1.50%

Eurodollar                                                            3.00%
  Loans           1.00%     1.20%      1.60%     2.00%      2.50%

Facility Fee       .25%      .30%       .40%      .50%       .50%      .50%


The Applicable Margins from the effective date of this Amendment until the date they are next redetermined pursuant to the Credit Agreement shall be those set forth in Level VI.

   1.10. The definitions of the terms "Borrowing Base", "Interest Coverage Ratio" and "Loan Documents" contained in Section 4.1 of the Credit Agreement shall be amended to read as follows:

     " "Borrowing Base" shall mean, as of any time it is to be determined, the sum (without duplication) of:

                  (a) 85% of the amount of the Eligible Receivables of the Borrower and its Subsidiaries; plus

                  (b) 65% of the lower of weighted average cost or market value (using the moving average cost method of inventory valuation applied by the Borrower in accordance with generally accepted accounting principles, consistently applied) of the Eligible Inventory of the Borrower and its Subsidiaries, provided that the aggregate amount included in the Borrowing Base pursuant to this subsection (b) shall not exceed $50,000,000 at any time; plus

                  (c) 50% of the lower of cost or market value (using the moving average cost method of inventory valuation applied by the Borrower in accordance with generally accepted accounting principles, consistently applied) of the Eligible Spare Parts of the Borrower and its Subsidiaries, provided that the aggregate amount included in the Borrowing Base pursuant to this subsection (c) shall not exceed $15,000,000 at any time; plus

                  (d) the lesser of (i) 50% of the appraised in-place value of the Principal Properties of the Borrower and its Subsidiaries, as shown on the appraisals thereof, and (ii) an amount equal to the difference between (x) 15% of the Borrower's Consolidated Net Tangible Assets on the most recent computation thereof in the form of Exhibit Z hereto delivered to the Administrative Agent and (y) the B Loan Availability Reserve ; plus

                  (e) the lesser of $20,000,000 and 75% of the appraised orderly liquidation value (as shown on the appraisals thereof) of the Non-Principal Property; minus

                  (f)   $10,000,000;

provided that (x) the Borrowing Base shall be computed only as against and on so much of such Collateral as is included on the certificates to be furnished from time to time by the Borrower pursuant to this Agreement and, if required by the Administrative Agent pursuant to any of the terms hereof or any Security Document, as verified by such other evidence required to be furnished to the Administrative Agent pursuant hereto or pursuant to any such Collateral Document, and (y) the amounts described in clauses (d) and (e) above shall be recalculated only upon the purchase or sale of Principal Properties or Non-Principal Properties, respectively.

     "Interest Coverage Ratio" shall mean, with reference to each fiscal quarter of the Borrower and its Subsidiaries, the ratio of (a) for purposes of
Section 7.21(a) hereof, EBITDA to Interest Expense, both calculated on a cumulative quarterly basis beginning with the fiscal quarter ending March 31, 2001 to and including the fiscal quarter ending December 31, 2001, and thereafter calculated for the four consecutive fiscal quarters ending on each date of determination, and (b) for purposes of Sections 7.8 and 7.21(b) hereof, EBITDA to Interest Expense, both calculated on a cumulative quarterly basis beginning with the fiscal quarter ending March 31, 2000 to and including the fiscal quarter ending December 31, 2000, and thereafter calculated for the four consecutive fiscal quarters ending on each date of determination.

     "Loan Documents" shall mean this Agreement and any and all exhibits hereto, the Notes, the L/C Agreement, the Guaranty and the Security Documents."

   1.11.  The definition of the term "Asset Coverage Ratio" appearing in
Section 4.1 of the Credit Agreement is hereby deleted.

   1.12. Section 6.2(c) of the Credit Agreement shall be amended to read as follows:

           "(c)   with respect to each Loan requested by the Borrower, the
aggregate amount of the Total Outstandings shall not exceed the lesser of the Borrowing Base, as most recently computed, and the Revolving Credit Commitments then in effect;".

   1.13. Section 6.2 of the Credit Agreement shall be further amended by adding the word "and" after the semi-colon appearing at the end of subsection
(e) thereof and by adding the following provision thereto as subsection (f):

           "(f)   with respect to each B Loan requested by the Borrower, the aggregate principal amount of all B Loans outstanding after giving effect to the requested B Loan shall not exceed an amount equal to the difference between (x) 15% of the Borrower's Consolidated Net Tangible Assets as shown on the calculation thereof in the form of Exhibit Z attached hereto delivered to the Administrative Agent by the Borrower in connection with the request for such B Loan and (y) the B Loan Availability Reserve;".

   1.14. Section 7.4(g) of the Credit Agreement shall be amended to read as follows:

     "(g) no later than 20 days after the end of each month, commencing with the month ended February 29, 2000, a Borrowing Base Report setting forth the computation of the Borrowing Base as of the last day of such month, together with such other information as such certificate requires, certified as correct by the chief financial officer of the Borrower (it being agreed that the Borrower may elect to deliver a Borrowing Base Report more frequently than required by this Section 7.4(g)); and".

   1.15. Section 7.4 of the Credit Agreement shall be amended by adding the following provisions thereto as subsections (h), (i) and (j):

     "(h) as soon as available, and in any event within 20 days after the end of each month that is not the last month of a fiscal quarter of the Borrower, commencing with the month ending January 31, 2000, a copy of the consolidated and consolidating balance sheets and income statements and consolidated cash flow statements of the Borrower and its Subsidiaries for such month and the year to date and for the corresponding periods of the preceding fiscal year, all in reasonable detail, prepared by the Borrower and certified by the chief financial officer of the Borrower; and

            (i) as soon as available, and in any event within twenty (20) days after the end of each month, commencing with the month ending February 29, 2000, an accounts receivable and accounts payable aging, an accounts receivable concentration and reconciliation report, an inventory report (broken down by category) and such other information and reports as the Administrative Agent may reasonably request, each as of the close of such period and in reasonable detail prepared by the Borrower and certified to by the chief financial officer of the Borrower."

   1.16. Section 7.8 of the Credit Agreement shall be amended to read as follows:

     "Section 7.8. Dividends and Certain Other Restricted Payments. The Borrower will not (a) declare or pay any dividends or make any distribution on any class of its capital stock (other than dividends payable solely in its capital stock) or (b) directly or indirectly purchase, redeem or otherwise acquire or retire any of its capital stock (except out of the proceeds of, or in exchange for, a substantially concurrent issue and sale of capital stock) or (c) make any other distributions with respect to its capital stock (collectively, "Restricted Payments"); provided that so long as no Potential Default or Event of Default shall exist before and after giving effect thereto the Borrower may (i) pay dividends on its capital stock in an amount not to exceed $0.03 per share with respect to each of its fiscal quarters ending December 31, 1999 and March 31, 2000, and (ii) with respect to each fiscal quarter of the Borrower thereafter and so long as the Borrower's Interest Coverage Ratio as of the last day of such fiscal quarter exceeds 1.00 to 1, pay dividends in an aggregate amount not to exceed the sum of $0.03 per share and 25% of the Borrower's Excess Cash Flow for such fiscal quarter."

   1.17. Section 7.9 of the Credit Agreement shall be amended deleting subsection (l) thereof and adding the following provisions thereto as subsections (l) and (m):

     "(l) liens, mortgages and security interests in the Collateral (i) granted to the Administrative Agent for the benefit of the Banks pursuant to Section
7.26 hereof and (ii) in favor of the holders of the Borrower's Senior Notes (or a security trustee on their behalf), provided, that such liens, mortgages and security interests shall secure all of the Borrower's and the Guarantors' indebtedness, obligations and liabilities to the Administrative Agent and the Banks, on the one hand, and to the holders of the Borrower's Senior Notes, on the other hand, equally and ratably in accordance with the Senior Note Indenture and pursuant to written provisions satisfactory to the Required Banks; and

     (m) liens, mortgages and security interests in the Collateral granted to the Administrative Agent for the benefit of the Banks pursuant to Section 7.27 hereof."

   1.18. Sections 7.20 and 7.21 of the Credit Agreement shall be amended to read as follows:

     "Section 7.20. Maximum Debt to Capital Ratio. The Borrower will, as of the last day of each fiscal quarter of the Borrower, maintain a Debt to Capital Ratio less than or equal to 0.55 to 1.

     Section 7.21. Minimum Interest Coverage Ratio. (a) The Borrower will, as of the last day of each fiscal quarter of the Borrower commencing with the fiscal quarter ending March 31, 2001, maintain an Interest Coverage Ratio of not less than 1.00 to 1.

     (b) The Borrower will, as of the last day of each period of three consecutive fiscal quarters of the Borrower commencing with the three consecutive fiscal quarters ending March 31, 2001 (being the fiscal quarters ended September 30, 2000, December 31, 2000 and March 31, 2001), maintain an Interest Coverage Ratio of not less than 1.00 to 1."

   1.19. Section 7.22(a) of the Credit Agreement shall be amended by replacing the phrase "September 30, 1997, $188,112,500" with the phrase "December 31, 1999, $175,000,000".

   1.20. The introductory clause of Section 7.26(b) of the Credit Agreement shall be amended by adding the phrase "Except to the extent the following items have been delivered to the Administrative Agent pursuant to Section 7.27(b) of this Agreement" at the beginning thereof.

   1.21. The Credit Agreement shall be amended by adding the following provisions thereto as Sections 7.27, 7.28 and 7.29:

     "Section 7.27. Liens. (a) No later than the sixtieth day after the Third Amendment Closing Date, the Borrower will, and will cause each Subsidiary to, execute and deliver to the Administrative Agent, for the benefit of the Banks,
(i) a Security Agreement in the form of Exhibit R hereto (a "A Security Agreement") to grant to the Administrative Agent for the benefit of the Banks a security interest in all of the Borrower's and such Subsidiaries' A Collateral (each as more fully described therein), a Security Agreement Re Aircraft in the form of Exhibit S hereto (the "Aircraft Security Agreement"), a First Preferred Fleet Mortgage in the form of Exhibit T hereto (the "Fleet Mortgage"), and a Deed of Trust and Security Agreement with Assignment of Rents in the form of Exhibit W hereto (or with respect to real property located in a mortgage state, a Mortgage and Security Agreement with Assignment of Rents in the form of Exhibit W with such changes as shall be necessary to reflect the fact that it is a mortgage rather than a deed of trust) (each an "A Mortgage"), as appropriate, and such other instruments and documents as the Administrative Agent may reasonably request, with regard to all of the Non-Principal Properties of the Borrower and its Subsidiaries, together with such UCC financing statements as the Administrative Agent may reasonably request to perfect its security interest thereunder, to grant to the Administrative Agent for the benefit of the Banks a security interest in all of the Borrower's and such Subsidiaries' A Collateral (each as more fully described therein) as security solely for the Borrower's and the Guarantors' indebtedness, obligations and liabilities to the Administrative Agent and the Banks under the Loan Documents other than the principal of and interest on the B Loans, and (ii) a Deed of Trust and Security Agreement with Assignment of Rents in the form of Exhibit U hereto (or with respect to real Property located in a mortgage state, a Mortgage and Security Agreement with Assignment of Rents in the form of Exhibit U with such changes as shall be necessary to reflect the fact that it is a mortgage rather than a deed of trust) (each a "B Mortgage"), as appropriate, and such other instruments and documents as the Administrative Agent may reasonably request, with regard to all of the real property that constitutes Principal Properties (other than the gas and N-Sol pipelines owned by the Borrower and its Subsidiaries), and a Pledge Agreement in the form of Exhibit V hereto (the "Pledge Agreement"), together with such financing statements as the Administrative Agent may reasonably request to perfect its security interest thereunder, to grant to the Administrative Agent for the benefit of the Banks a security interest in all of the Borrower's and such Subsidiaries' B Collateral (each as more fully described therein) as security solely for the Borrower's and the Guarantors' indebtedness, obligations and liabilities to the Administrative Agent and the Banks under the Loan Documents relating to the principal of and interest on the B Loans.

            (b) Together with the Security Documents required to be delivered pursuant to Section 7.27(a), (e) or (f) hereof, the Borrower, at its expense, shall, and shall cause each Subsidiary to, deliver to the Administrative Agent as to each of the Mortgaged Properties:

                  (i) as to each of the A Mortgages, a mortgagee's policy (or policies) of title insurance (or binding commitment(s) therefor) in an amount (or aggregate amount if there is more than one such policy) equal to the lower of (A) 100% of the appraised value of the real estate subject to such A Mortgage and (B) the aggregate amount of the A Loans, Reimbursement Obligations and the corresponding amount of the Revolving Credit Commitments, if any, then existing hereunder, with a waiver of coinsurance (if reasonably available), insuring the liens of the A Mortgages to be valid first liens subject to no defects or objections (except for matters permitted under Section 7.9(c), (d), (e), (f),
     (g), (i) and (j) hereof and other customary exceptions) which are unacceptable to the Administrative Agent, together with such direct access reinsurance agreements and endorsements (including without limitation a revolving credit endorsement, letter of credit endorsement, and doing business, usury and zoning endorsements) as the Administrative Agent may reasonably require, which policies may contain an endorsement in form acceptable to the Administrative Agent which limits the total amount payable under all such policies to 100% of the appraised fair market value of the Non-Principal Properties (or if the Banks' Revolving Credit Commitments have been terminated or reduced, such lower amount equal to the aggregate principal amount of all A Loans and Reimbursement Obligations then outstanding and the corresponding amount of the Banks' Revolving Credit Commitments then in effect) and costs which the title company issuing such policies is required to pay pursuant thereto;

                 (ii) as to each of the B Mortgages, a mortgagee's policy (or policies) of title insurance (or binding commitment(s) therefor) in an amount (or aggregate amount if there is more than one such policy) equal to the lower of (A) 100% of the appraised value of the real estate subject to such B Mortgage and (B) the maximum aggregate amount of the B Loans and the corresponding amount of the Revolving Credit Commitments, if any, then existing hereunder, with a waiver of coinsurance (if reasonably available), insuring the liens of the B Mortgages to be valid first liens subject to no defects or objections (except for matters permitted under Section 7.9(c), (d), (e), (f), (g), (i) and (j) hereof and other customary exceptions) which are unacceptable to the Administrative Agent, together with such direct access reinsurance agreements and endorsements (including without limitation a revolving credit endorsement, and doing business, usury and zoning endorsements) as the Administrative Agent may reasonably require, which policies may contain an endorsement in form acceptable to the Administrative Agent which limits the total amount payable under all such policies to 100% of the appraised fair market value of the Principal Properties (or if the Banks' Revolving Credit Commitments have been terminated or reduced, such lower amount equal to the aggregate principal amount of all B Loans and the corresponding amount of the Banks' Revolving Credit Commitments then in effect) and costs which the title company issuing such policies is required to pay pursuant thereto;

                (iii) appraisals meeting all regulatory requirements applicable to each of the Banks and current Phase I environmental inspection reports;

                 (iv) as to each of the Principal Properties (other than equity interests in Subsidiaries) engineering drawings acceptable to the Administrative Agent and sufficient for the title insurance company insuring the B Mortgage on such Principal Property to issue an endorsement stating that the real property described in such title policy is the same as the property shown on such engineering drawings (except with respect to such Principal Properties in New Mexico) and to delete the survey exception from the title insurance policy issued in connection therewith;

                  (v) written evidence of any consents and approvals obtained in connection with the execution, delivery and recordation of each of the A Security Documents and the B Security Documents;

                 (vi) an opinion of local counsel to the Borrower and its Subsidiaries in such states as the Administrative Agent may require as to the validity and enforceability of such Security Documents, the creation and perfection of the Liens created thereby and such other matters as the Administrative Agent may reasonably request, each in form and substance reasonably satisfactory to the Administrative Agent; and

                (vii) evidence of insurance required by the A Security Documents and the B Security Documents.

            (c) No provision of any of the A Security Documents or the B Security Documents may be amended, modified or waived without the prior written consent of all of the holders of all Obligations of the Class secured thereby if the effect of such amendment, modification or waiver would be to release all or any substantial part (in value) of the Collateral subject thereto, except in connection with any sale or disposition permitted or required by this Agreement, the A Security Documents or the B Security Documents (it being agreed that the Administrative Agent may release its security interest in any such Property without the consent of any of such holders).

            (d) The Borrower agrees to pay on demand and upon receipt of supporting statements, all reasonable costs and expenses of the Administrative Agent, in connection with the negotiation, preparation, execution and delivery of the A Security Documents and the B Security Documents and the other instruments and documents to be delivered hereunder or in connection with the transactions contemplated hereby, including the reasonable fees and expenses of Messrs. Chapman and Cutler, special counsel to the Administrative Agent.

            (e) Notwithstanding any provision of this Agreement to the contrary, the Borrower shall apply 100% of the proceeds of any sale or other disposition of any Collateral under the A Security Documents or the B Security Documents (net of any costs, expenses and taxes incurred in connection with such sale or other disposition) (other than sales of inventory in the ordinary course of business and sales of Receivables pursuant to Receivables Securitization Programs permitted under this Agreement) in excess of $5,000,000 in any fiscal year ("Surplus Proceeds") either (i) within 180 days of its receipt of such Surplus Proceeds, to the acquisition of Property usable in a line of business of the Borrower or one or more of its Subsidiaries that is concurrently with its acquisition encumbered as provided in this Section 7.27 ("Substitute Property"), or (ii) if the Borrower is not going to use such Surplus Proceeds to acquire Substitute Property, to the prepayment of Loans of the Class secured by the Collateral sold or disposed of which are outstanding hereunder within 2 Business Days of their receipt by the Borrower or any of its Subsidiaries (at which time the Revolving Credit Commitments shall automatically and permanently reduce by an amount equal to the amount of such prepayment and each Bank's Revolving Credit Commitment shall reduce by its Commitment Percentage of such reduction, unless (x) such prepayment was made with proceeds of Excluded Non-Principal Properties, or (y) the aggregate principal amount of all such prepayments made with proceeds of any other Non-Principal Properties in any fiscal year does not exceed $10,000,000, in which case the Revolving Credit Commitments shall not be reduced). If the Borrower elects to acquire Substitute Property with such proceeds the Borrower shall (x) give the Administrative Agent written notice of its intention to use such Surplus Proceeds to acquire Substitute Property within 2 Business Days of its receipt of such Surplus Proceeds, and (y) either use such Surplus Proceeds to repay the Loans of the Class secured by the Collateral sold or disposed of which are outstanding hereunder until such time as such Substitute Property is acquired or place such Surplus Proceeds in an escrow arrangement to the extent doing so would reduce or avoid the payment of income taxes with respect to profits realized in connection with such sale. Any Surplus Proceeds that have not been used to acquire Substitute Property by the end of such 180 day period shall be used to prepay Loans hereunder of the Class secured by the Collateral so sold or disposed of. Concurrently with each prepayment of Loans required by this Section 7.27(e) upon the expiration of a 180-day period the Revolving Credit Commitments shall automatically and permanently reduce by an amount equal to the amount of such prepayment, and each Bank's Revolving Credit Commitment shall reduce by its Commitment Percentage of such reduction, unless (x) such prepayment was made with proceeds of Excluded Non-Principal Properties, or (y) the aggregate principal amount of all such prepayments made with proceeds of any other Non-Principal Properties in any fiscal year does not exceed $10,000,000, in which case the Revolving Credit Commitments shall not be reduced.

            (f) Within 60 days after acquiring any Property the Borrower shall, and shall cause each of its Subsidiaries to, grant to the Administrative Agent for the benefit of the Banks liens therein as provided in Section 7.27(a) hereof.

            (g) Notwithstanding anything contained in Section 7.26(c) of this Agreement, in no event shall any of the Collateral provided pursuant to the requirements of this Section 7.27 be subject to Section 7.26(c) of this Agreement."

     Section 7.28.  Capital Expenditures.   The Borrower shall not, nor shall
it permit any Subsidiary to, expend or become obligated for Capital Expenditures (exclusive of Capital Expenditures made with the proceeds of any sale or other disposition of Collateral permitted under this Agreement or the proceeds of insurance) in an aggregate amount for the Borrower and its Subsidiaries in excess of (a) during the Borrower's fiscal year ending June 30, 2000, $25,000,000 and (b) during any fiscal year of the Borrower thereafter, $30,000,000 plus the Carryover Amount. For purposes of this Section 7.28 the term "Carryover Amount" shall mean, for any fiscal year of the Borrower, an amount equal to the difference between the maximum amount of Capital Expenditure which the Borrower and its Subsidiaries were permitted to make in each of the preceding fiscal years commencing with the fiscal year ending June 30, 2000 (determined without regard to any Carryover Amount) and the aggregate amount of Capital Expenditures actually made by the Borrower and its Subsidiaries during the same period.

     Section 7.29. Collateral Proceeds. The Borrower agrees to make, and to cause each of its Subsidiaries to make, such arrangements as shall be necessary or appropriate to assure (through the use of one or more lockboxes under the sole control of the Administrative Agent) that all proceeds of the A Collateral are deposited (in the same form as received) in one or more remittance accounts at least one of which is maintained with the Administrative Agent but the others of which may be maintained with any commercial bank acceptable to the Administrative Agent if and so long as it remains under the control of the Administrative Agent, each such account to constitute a special restricted account (each such special restricted account with a commercial bank other than the Administrative Agent to be referred to hereinafter as a "Blocked Account" and the special restricted account maintained with the Administrative Agent to be referred to herein as the "Concentration Account"). Each commercial bank at which a Blocked Account is maintained must provide its written acknowledgement and agreement in form and substance reasonably satisfactory to the Administrative Agent that funds deposited in such Blocked Account represent proceeds of the A Collateral, that such commercial bank agrees to hold such funds as the Administrative Agent's bailee subject to the Administrative Agent's direction and control and that such commercial bank agrees to wire transfer or ACH transfer to the Concentration Account on a daily basis all amounts on deposit in the Blocked Account as and when such commercial bank deems such amounts to constitute collected funds in accordance with its customary practices regarding funds availability. Any proceeds of A Collateral received by the Borrower or any of its Subsidiaries shall be held by the Borrower or such Subsidiary in trust for the Administrative Agent and the Banks in the same form in which received, shall not be commingled with any assets of the Borrower or its Subsidiaries, and shall be delivered immediately to the Administrative Agent (together with any necessary endorsements thereto) for deposit into the Concentration Account. The Borrower, for itself and its Subsidiaries, acknowledges that the Administrative Agent has (and is hereby granted to the extent it does not already have) a lien and security interest on the Blocked Accounts and Concentration Account and all funds contained therein for the ratable benefit of the Banks to secure the Obligations of the Borrower and its Subsidiaries specified in the A Security Documents. No amounts deposited in the Blocked Accounts or Concentration Account shall be released to the Borrower or any Subsidiary, but shall instead be applied to, or otherwise held as collateral security for, the outstanding Obligations of the Borrower and its Subsidiaries specified in the A Security Documents as set forth in Section 3 hereof, it being understood and agreed that the Borrower notwithstanding such application shall have the right to obtain additional Loans and L/Cs under this Agreement subject to the terms and conditions hereof."

   1.22. Sections 8.1(a) and (b) of the Credit Agreement shall be amended to read as follows:

           "(a)   Default in the payment when due of (i) any principal of any
Loan or any Reimbursement Obligation (ii) any interest on any Loan or any Reimbursement Obligation which continues unremedied for 5 Business Days, whether at the stated maturity thereof or at any other time provided in this Agreement, or default in the payment when due of any fee or other amount payable by the Borrower pursuant to this Agreement, which continues unremedied for 5 Business Days;

            (b) Default in the observance or performance of any covenant set forth in Sections 7.3, 7.4, 7.5, 7.6, 7.7, 7.8, 7.9, 7.10, 7.11, 7.12, 7.13,
7.15, 7.16, 7.18, 7.19, 7.20, 7.21, 7.22, 7.23, 7.24, 7.26, 7.27, 7.28 or 7.29
hereof or any provisions of any Security Documents requiring the maintenance of insurance on the Collateral subject thereto as dealing with the use or remittance of proceeds of Collateral;".

   1.23. Section 8.1(l) of the Credit Agreement shall be amended to read as follows:

           "(l)   The Borrower or any Subsidiary shall disavow, repudiate,
breach or purport to terminate any of its obligations under any of the Security Documents to which it is a party or any part thereof, or any lien or security interest granted or created pursuant to any Security Document shall not be valid and enforceable for any reason (other than the termination or release thereof in accordance with Section 7.26 of this Agreement or any action or inaction by the Administrative Agent or any Bank) upon any party thereto."

   1.24. Sections 8.2 and 8.3 of the Credit Agreement shall be amended to read as follows:

     "Section 8.2.   Remedies for Non-Bankruptcy Defaults.  When any Event of
Default, other than an Event of Default described in subsections (h) and (i) of
Section 8.1 hereof, has occurred and is continuing, the Administrative Agent, if directed by the Required Banks, shall give written notice to the Borrower and take any or all of the following actions: (a) terminate the remaining Revolving Credit Commitments hereunder on the date (which may be the date thereof) stated in such notice, (b) declare the principal of and the accrued interest on the Loans of any Class and Reimbursement Obligations to be forthwith due and payable and thereupon such Loans and Reimbursement Obligations including both principal and interest, shall be and become immediately due and payable without further demand, presentment, protest or notice of any kind, and (c) take any action or exercise any remedy under any of the Loan Documents or exercise any other action, right, power or remedy permitted by law. Any Bank may exercise the right of set off with regard to any deposit accounts or other accounts or investments maintained by the Borrower with any of the Banks.

      Section 8.3. Remedies for Bankruptcy Defaults. When any Event of Default described in subsections (h) or (i) of Section 8.1 hereof has occurred and is continuing, then the Loans of both Classes and Reimbursement Obligations shall immediately become due and payable without presentment, demand, protest or notice of any kind, and the obligation of the Banks to extend further credit pursuant to any of the terms hereof shall immediately terminate."

   1.25. The Credit Agreement shall be amended by replacing Exhibits H and N thereto with Exhibits H and N attached to this Amendment, respectively.

   1.26. Section 2(b) of Exhibit O to the Credit Agreement shall be amended by adding the following provision at the end thereof:

     "Notwithstanding the foregoing, any of the Collateral that constitutes "Principal Property" (as defined in the Senior Note Indenture) of the Borrower or any of its Subsidiaries shall secure only the payment of the principal of and interest on the B Loans under the Credit Agreement."

   1.27. The Credit Agreement shall be amended by adding thereto as Exhibits R, S, T, U ,V, W, X, Y and Z the forms attached to this Amendment as Exhibits R, S, T, U, V, W, X, Y and Z, respectively.

SECTION 2. CONDITIONS PRECEDENT.

     This Amendment shall become effective upon the satisfaction of all of the following conditions precedent:

    2.1. The Borrower, the Administrative Agent and the Required Banks shall have executed this Amendment (such execution may be in several counterparts and the several parties hereto may execute on separate counterparts).

    2.2.  The Administrative Agent shall have received:

                  (a) appraisals meeting all regulatory requirements applicable to each of the Banks of the Non-Principal Properties performed by an appraiser and showing results acceptable to the Administrative Agent;

                  (b) appraisals meeting all regulatory requirements applicable to each of the Banks of the Principal Properties consisting of real property performed by an appraiser acceptable to the Administrative Agent and showing an aggregate in-place value of such property of not less than $750,000,000;

                  (c) appraisals of the spare parts inventory of the Borrower and its Subsidiaries pledging Collateral, performed by an appraiser and showing results acceptable to the Administrative Agent;

                  (d) the results of a field audit of the Borrower's and its Subsidiaries' inventory and accounts receivable;

                  (e) a calculation of the Borrower's Consolidated Net Tangible Assets in the form of Exhibit Z hereto as of January 31, 2000;

                  (f) a Borrowing Base Report showing the calculation of the Borrowing Base, an accounts receivable and accounts payable aging, an accounts receivable concentration and reconciliation report and an inventory report (broken down by category), each as of January 31, 2000;

                  (g) such documentation as the Administrative Agent shall require in order to establish the Concentration Account (as defined in Section 7.29 of the Credit Agreement as amended hereby);

                  (h) copies, certified as true, correct and complete by the Secretary or Assistant Secretary of the Borrower and each of its Subsidiaries pledging Collateral, of resolutions (or equivalent action) regarding the transactions contemplated by this Amendment, the A Security Documents and the B Security Documents, duly adopted by the Board of Directors (or equivalent body) of the Borrower and each of its Subsidiaries and satisfactory in form and substance to the Administrative Agent;

                  (i) an incumbency and signature certificate for the Borrower and each of its Subsidiaries pledging Collateral, satisfactory in form and substance to the Administrative Agent;

                  (j) an opinion of counsel to the Borrower and its Subsidiaries, in substantially the form of Exhibit Y attached hereto, subject to such modifications as may be necessary to reflect changes in law, judicial decisions or practice;

                  (k) good standing certificates for the Borrower and each Subsidiary pledging Collateral issued by the office of the secretary of state of their respective states of organization as of a date not earlier than 15 days prior to the date of this Amendment;

                  (l) copies of the by-laws (or equivalent documents for non-corporate entities) of the Borrower and each Subsidiary pledging Collateral, certified by the Secretary or Assistant secretary (or equivalent officer) of the Borrower and each such Subsidiary; and

                  (m) copies of the articles of incorporation (or equivalent documents for non-corporate entities) for the Borrower and each Subsidiary pledging Collateral, certified by the office of the secretary of state of their respective states of organization as of a date not earlier than 15 days prior to the date of this Amendment.

    2.3. The Administrative Agent shall have received for the account of each Bank that has approved and executed this Amendment (each a "Consenting Bank") an amendment fee equal to 0.5% of each Consenting Bank's Revolving Credit Commitment.

    2.4. Each of the representations and warranties set forth in Section 5 of the Credit Agreement shall be true and correct, except that the representations and warranties made under Section 5.2 shall be deemed to refer to the most recent financial statements furnished to the Banks pursuant to Section 7.4 of the Credit Agreement.

    2.5. The Borrower shall be in full compliance with all of the terms and conditions of the Loan Documents and no Event of Default or Potential Default shall have occurred and be continuing thereunder or shall result after giving effect to this Amendment.

SECTION 3. MISCELLANEOUS.

    3.1. Each of the Guarantors acknowledges the execution of the foregoing Amendment by the Borrower and acknowledges that this consent is not required under the terms of the Guaranty and that the execution hereof by the Guarantors shall not be construed to require the Banks to obtain their acknowledgment to any future amendment, modification or waiver of any term of the Credit Agreement except as otherwise provided in said Guaranty. Each of the Guarantors hereby agree that the Guaranty shall apply to all indebtedness, obligations and liabilities of the Borrower to the Banks under the Credit Agreement, as amended pursuant to the Amendment, and that the Guaranty shall be and remain in full force and effect.

    3.2. Reference to this specific Amendment need not be made in any note, document, letter, certificate, the Credit Agreement itself, the Notes, or any communication issued or made pursuant to or with respect to the Credit Agreement, any reference to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

    3.3. This Amendment may be executed in any number of counterparts, and by the different parties on different counterparts, all of which taken together shall constitute one and the same agreement. Any of the parties hereby may execute this agreement by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This agreement shall be governed by the internal laws of the State of Illinois.

     Upon acceptance hereof by the Administrative Agent and the Banks in the manner hereinafter set forth, this Amendment shall be a contract between us for the purposes hereinabove set forth.

     Dated as of February 24, 2000.

                                    MISSISSIPPI CHEMICAL CORPORATION
                                    By /s/ Timothy A. Dawson
                                      Its Senior Vice President and
                                          Chief Financial Officer

                                    MISSISSIPPI NITROGEN, INC.
                                    By /s/ Timothy A. Dawson
                                      Its Vice President and Treasurer

                                    MISSCHEM NITROGEN, L.L.C.
                                    By /s/ Timothy A. Dawson
                                      Its Vice President of Finance


     Accepted and Agreed to as of the day and year last above written.


                                    HARRIS TRUST AND SAVINGS BANK,
                                      individually and as Administrative Agent
                                    By  /s/ Julie K. Hossack
                                     Its Vice President

                                    CREDIT AGRICOLE INDOSUEZ
                                    By /s/ Katherine L. Abbott
                                      Its First Vice President

                                    By /s/ Bradley C. Peterson
                                      Its Vice President, Manager

                                    BANQUE NATIONALE DE PARIS, HOUSTON AGENCY
                                    By /s/ Jeff Tebeaux
                                      Its Banking Officer

                                    BANK OF AMERICA, N.A. (formerly known as
                                     Bank of America National Trust and Savings
                                     Association)
                                     By
                                       Its

                                     THE BANK OF NOVA SCOTIA, ATLANTA AGENCY
                                     By /s/ FCH Ashby
                                       Its Senior Manager Loan Operations

                                     SUNTRUST BANK, ATLANTA
                                     By /s/ Gregory L. Cannon
                                       Its Vice President

                                     FIRST UNION NATIONAL BANK
                                     By /s/ Jorge A. Gonzalez
                                       Its Senior Vice President

                                     ABN AMRO BANK N.V.
                                     By /s/ Kevin P. Costello
                                       Its Vice President

                                     By /s/ Gordon D. Chang
                                       Its Vice President

                                     THE FUJI BANK, LIMITED
                                     By /s/ Yuji Tanaka
                                       Its Vice President & Manager

                                     THE DAI-ICHI KANGYO BANK, LTD.
                                     By /s/ Matthew G. Murphy
                                       Its Vice President

                                     TRUSTMARK NATIONAL BANK
                                     By /s/ W. H. Edwards
                                       Its Vice President

                                     AMSOUTH BANK
                                     By /s/ Stanley A. Herren
                                     Its Senior Vice President

                                   EXHIBIT H
                             COMPLIANCE CERTIFICATE

     This Compliance Certificate is furnished to Harris Trust and Savings Bank and the other Banks (collectively, the "Banks") and Harris Trust and Savings Bank as Administrative Agent (the "Administrative Agent") for the Banks, pursuant to that certain Credit Agreement dated as of November 25, 1997, as amended by and among Mississippi Chemical Corporation, a Mississippi corporation (the "Borrower"), the Administrative Agent and the Banks (the "Agreement"). Unless otherwise defined herein, the terms used in this Compliance Certificate have the meanings ascribed thereto in the Agreement.

     THE UNDERSIGNED HEREBY CERTIFIES THAT:

1.I am the duly elected [President] or [Chief Financial Officer] of the Borrower;

      2. I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, a review of the transactions and conditions of the Borrower and its Subsidiaries during the accounting period covered by the attached financial statements sufficient for me to provide this Certificate;

      3. The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes a Potential Default or Event of Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate, except as set forth below; and

      4.  If attached financial statements are being furnished pursuant to
Section 7.4(a) of the Agreement, Schedule I attached hereto sets forth financial data and computations evidencing the Borrower's compliance with certain covenants of the Agreement, all of which data and computations are true, complete and correct.

     Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which the Borrower has taken, is taking or proposes to take with respect to each such condition or event:
______________________________________________________________________________
______________________________________________________________________________

     The foregoing certifications, together with the computations set forth in
Schedule I hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this _____ day of ________________,
________.

                                ___________________________________________
                                [President] or [Chief Financial Officer of
                                The Borrower]

                                   SCHEDULE 1
                           TO COMPLIANCE CERTIFICATE
                        MISSISSIPPI CHEMICAL CORPORATION

                          COMPLIANCE CALCULATIONS FOR
           CREDIT AGREEMENT DATED AS OF NOVEMBER 25, 1997, AS AMENDED

                CALCULATIONS AS OF ____________________, _______

I.    SECTION 7.21  MAXIMUM DEBT TO CAPITAL RATIO.
          (a)    Debt.................................   $___________
          (b)    Net Worth............................   $___________
          (c)    Total Capital ((a) + (b))............   $___________
          (d)    Debt to Capital Ratio
                 ((a) divided by (c))................._________ to 1*
                 *Required to be not more than 0.55 to 1
            Compliance..........................      Yes____    No_____

II.   SECTION 7.22  MINIMUM INTEREST COVERAGE RATIO.
          (a)____________________.....................   $___________
          (b)____________________.....................   $___________
          (c)Interest Coverage Ratio
             ((a) divided by (b))....................._________ to 1*
            *Required to be not less than 1.00 to 1
            (reporting required from September 30, 2000 but
            compliance required from and after March 31, 2001)
            Compliance..........................      Yes____    No_____


III.  SECTION 7.23  MINIMUM TANGIBLE NET WORTH.
          (a)____________________.....................   $___________
          (b)____________________.....................   $___________
          (c)Net Worth ((a) plus (b)).................   $___________*
            *Required to be not less than $_______________
            Compliance..........................      Yes____    No_____

IV.   PRICING RATIO.
          (a)____________________.....................   $___________
          (b)____________________.....................   $___________
          (c)____________________.....................   $___________
          (d)Pricing Ratio
             ((a) divided by (b))....................._________ to 1



                                   EXHIBIT N
                        MISSISSIPPI CHEMICAL CORPORATION
                             BORROWING BASE REPORT
                                  ($ IN 000'S)

                  Computation date as of _____________________

SCHEDULE
I         Eligible Accounts Receivable                      $
          Accounts Receivable Advance Rate                 85%
          ACCOUNTS RECEIVABLE IN BORROWING BASE                            $

II        Eligible Product Inventory                        $
          Product Inventory Advance Rate                   65%
          Product Inventory in Borrowing Base               $
          Maximum of $50,000                             $50,000
          LOWER OF BORROWING BASE OR MAXIMUM                               $

III       Eligible Spare Parts Inventory                    $
          Spare Parts Inventory Advance Rate               50%
          Spare Parts Inventory in Borrowing Base           $
          Maximum of $15,000                             $15,000
          LOWER OF BORROWING BASE OR MAXIMUM                               $

IV        PRINCIPAL PROPERTIES IN BORROWING BASE                           $

V         NON-PRINCIPAL PROPERTIES IN BORROWING BASE                       $
          Required Excess Availability                   $10,000
          TOTAL BORROWING BASE (TBB) (SUM OF I                             $

          THROUGH V MINUS REQUIRED EXCESS
          AVAILABILITY

          Revolving Credit Commitments (RCC)                           $200,000

          Lower of TBB or RCC                                              $


          TOTAL AVAILABLE                                                  $

          Less Loans and Letters of Credit                                 $
          Outstanding

          NET AVAILABLE                                                    $


                        SCHEDULE I TO THE BORROWING BASE
                        MISSISSIPPI CHEMICAL CORPORATION

                  CALCULATION OF ELIGIBLE ACCOUNTS RECEIVABLE
                      COMPUTATION AS OF _________________

A/R'S ON THE AGING SUMMARY AS OF (PRIOR MONTH END)                         $
ADDITIONS:
     New Sales                                              $
     Miscellaneous                                          $
     Total Gross Additions                                                 $
DEDUCTIONS
     Collections                                            $
     Discounts Allowed                                      $
     Credit Memos                                           $
     Miscellaneous                                          $
     Total Gross Deductions                                                $
A/R'S ON THE AGING SUMMARY AS OF (COMPUTATION DATE)                        $

SUBTRACT INELIGIBLES
     Ineligible Foreign Receivables                         $
     Receivables with offsets in accounts payable           $
     Receivables 120 or more days from invoice date         $
     Government Receivables                                 $
     Other Ineligibles                                      $

SUBTOTAL                                                                   $
     Receivables above allowed concentration limits                        $

TOTAL ELIGIBLE RECEIVABLES                                                 $


                        ACCOUNTS RECEIVABLE RECONCILIATION
ACCOUNTS RECEIVABLE ON AGING SUMMARY AS OF COMPUTATION DATE                $
ADD (SUBTRACT) THE FOLLOWING ADJUSTMENTS TO THE AGING
SUMMARY
     Non-Trade Receivables                                  $
     Swaps                                                  $
     Payments posted after closing on A/R Subsidiary        $
     Credit balances reclassed to accounts payable          $
     Other:                                                 $
ACCOUNTS RECEIVABLE ON CONSOLIDATED BALANCE SHEET AS OF          $
COMPUTATION DATE



                        MISSISSIPPI CHEMICAL CORPORATION
                    ACCOUNTS RECEIVABLE CONCENTRATION REPORT
                     COMPUTATION AS OF ___________________

10 LARGEST OBLIGORS                   BALANCE    CONCENTRATION      EXCESS
                                                     LIMIT       CONCENTRATION
                                         $             $             $






TOTALS                                   $             $               $

                        MISSISSIPPI CHEMICAL CORPORATION
                            FOREIGN ACCOUNTS REPORT
                      COMPUTATION AS OF __________________

FOREIGN OBLIGORS                     ACCOUNT     AMOUNT INSURED OR   INELIGIBLE
                                     BALANCE      COVERED BY LOC'S     AMOUNT
                                        $                $              $







TOTALS                                  $                $                 $


                       SCHEDULE II TO THE BORROWING BASE
                        MISSISSIPPI CHEMICAL CORPORATION

                   CALCULATION OF ELIGIBLE PRODUCT INVENTORY
                       COMPUTATION AS OF ________________

Raw Materials (See attached)                                           $
Work In Process                                                        $
Finished Products Inventory (See attached)                             $
Spare Parts Inventory                                                  $
TOTAL INVENTORIES ON CONSOLIDATED BALANCE SHEET AS OF        $
COMPUTATION DATE

LESS:
Spare Parts Inventory                                                  $
Damaged or Obsolete Inventory                                          $
Consignment Inventory not covered by Waiver                            $
Work in Process                                                        $
TOTAL ELIGIBLE PRODUCT INVENTORY                                       $


                       SCHEDULE III TO THE BORROWING BASE
                        MISSISSIPPI CHEMICAL CORPORATION
                 CALCULATION OF ELIGIBLE SPARE PARTS INVENTORY
                        COMPUTATION AS OF ______________

Spare Parts Inventory on Consolidated Balance Sheet as        $
of (Prior Month End)
    Additions                                             $
    Deductions                                            $

Spare Parts Inventory on Consolidated Balance Sheet as        $
of Computation Date
Appraised Value of Spare Parts Inventory                               $
Lesser of two values above                                             $

Less:
     Damaged or obsolete parts                            $
     Inventory not covered by waivers                     $
TOTAL ELIGIBLE SPARE PARTS INVENTORY                                   $



                       SCHEDULE IV TO THE BORROWING BASE
                        MISSISSIPPI CHEMICAL CORPORATION
                 CALCULATION OF ELIGIBLE SPARE PARTS INVENTORY
                        COMPUTATION AS OF ______________

CALCULATION 1
(a) Total Consolidated Assets of Mississippi Chemical                 $
Corporation
(b) Less: Intangible Assets                                           $
(c) Consolidated Net Tangible Assets                                  $
(d) Advance Rate                                                     15%
(e) B Loan Availability Reserve                                       $
(f) AVAILABILITY BASED ON CONSOLIDATED NET TANGIBLE ASSETS            $
(PRODUCT OF LINES (C) AND (D) LESS LINE (E))

CALCULATION 2
Appraised In-Place Value of Principal Properties                      $
Advance Rate                                                         50%
AVAILABILITY BASED ON PRINCIPAL PROPERTIES                            $

LOWER OF CALCULATION 1 AND 2                                          $



                        SCHEDULE V TO THE BORROWING BASE
                        MISSISSIPPI CHEMICAL CORPORATION
           CALCULATION OF NON-PRINCIPAL PROPERTIES IN BORROWING BASE
                       COMPUTATION AS OF _______________

Appraised Orderly Liquidation Value of Non-Principal                  $
Properties
Advance Rate                                                         75%
Availability Based on Non-Principal Properties                        $
Maximum of $20,000                                                 $20,000
LOWER OF AVAILABILITY OR MAXIMUM                                      $


                                   EXHIBIT R

                        MISSISSIPPI CHEMICAL CORPORATION
                               SECURITY AGREEMENT

     This Security Agreement (the "Agreement") is dated as of February 24, 2000, by and among Mississippi Chemical Corporation, a Mississippi corporation (the "Borrower"), and MissChem Nitrogen, L.L.C., a Delaware limited liability company ("MissChem LLC") and Mississippi Nitrogen, Inc., a Delaware corporation ("Mississippi Nitrogen"; MissChem LLC and Mississippi Nitrogen, together with their successors and assigns, being collectively referred to herein as the "Guarantors"), and the other parties executing this Agreement under the heading "Debtors" (the Borrower, the Guarantors and such other parties, along with any parties who execute and deliver to the Agent an agreement substantially in the form attached hereto as Schedule C, being hereinafter referred to collectively as the "Debtors" and individually as a "Debtor"), each with its mailing address as set forth on its signature page hereto, and Harris Trust and Savings Bank, an Illinois banking corporation ("HTSB"), with its mailing address at 111 West Monroe Street, Chicago, Illinois 60603, acting as administrative agent hereunder for the Secured Creditors hereinafter identified and defined (HTSB acting as such administrative agent and any successor or successors to HTSB acting in such capacity being hereinafter referred to as the "Agent");

                        P R E L I M I N A R Y  S T A T E M E N T S

      A. The Borrower and HTSB, individually and as administrative agent, have entered into a Credit Agreement dated as of November 25, 1997 (such Credit Agreement as the same has been and hereafter may be amended, modified or restated from time to time being hereinafter referred to as the "Credit Agreement"), pursuant to which HTSB and such other banks and financial institutions from time to time party to the Credit Agreement (HTSB, in its individual capacity, and such other banks and financial institutions being hereinafter referred to collectively as the "Lenders" and individually as a "Lender") have agreed, subject to certain terms and conditions, to extend a revolving credit facility to the Borrower in an aggregate principal amount not to exceed $200,000,000 at any one time outstanding and which will be available to the Borrower in the form of loans and letters of credit (the Agent and the Lenders being hereinafter referred to collectively as the "Secured Creditors" and individually as a "Secured Creditor").

      B. The loans made to the Borrower under the Credit Agreement are classified as A Loans and B Loans (each as defined in the Credit Agreement).

      C. The Borrower and the other Debtors may from time to time enter into one or more interest rate exchange, swap, cap, collar, floor or other similar agreements, one or more commodity swaps or other similar agreements and one or more foreign currency contracts, currency swap contracts or other similar agreements with one or more of the Lenders party to the Credit Agreement, or their affiliates, for the purpose of hedging or otherwise protecting the Borrower against interest rate, commodity and foreign currency exposure (the liability of the Borrower and the other Debtors in respect of such agreements with such Lenders and their affiliates being hereinafter referred to as the "Hedging Liability").

      D. As a condition to continuing to extend credit to the Borrower under the Credit Agreement, the Secured Creditors have required, among other things, that each Debtor grant to the Agent for the benefit of the Secured Creditors a lien on and security interest in the personal property of such Debtor described herein subject to the terms and conditions hereof.

      E. The Borrower owns, directly or indirectly, equity interests in each other Debtor and provides each other Debtor with financial, management, administrative, technical support and other similar services pursuant to a management services agreement which enables such Debtor to conduct its business in an orderly and efficient manner in the ordinary course.

      F. Each Debtor will benefit, directly or indirectly, from credit and other financial accommodations extended by the Secured Creditors to the Borrower.

     NOW, THEREFORE, for and in consideration of the execution and delivery by the Secured Creditors of the Credit Agreement, and other good and valuable consideration, receipt whereof is hereby acknowledged, the parties hereto hereby agree as follows:

    Section 1. Terms defined in Credit Agreement. All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement. The term "Debtor" and "Debtors" as used herein shall mean and include the Debtors collectively and also each individually, with all grants, representations, warranties and covenants of and by the Debtors, or any of them, herein contained to constitute joint and several grants, representations, warranties and covenants of and by the Debtors; provided, however, that unless the context in which the same is used shall otherwise require, any grant, representation, warranty or covenant contained herein related to the Collateral shall be made by each Debtor only with respect to the Collateral owned by it or represented by such Debtor as owned by it.

    Section 2. Grant of Security Interest in the Collateral; Obligations Secured. (a) Each Debtor hereby grants to the Agent for the benefit of the Secured Creditors a lien on and security interest in, and right of set-off against, and acknowledges and agrees that the Agent has and shall continue to have for the benefit of the Secured Creditors a continuing lien on and security interest in, and right of set-off against, any and all right, title and interest of each Debtor, whether now owned or existing or hereafter created, acquired or arising, in and to the following:

            (i) Receivables. All Receivables, whether now owned or existing or hereafter created, acquired or arising, and however evidenced or acquired, or in which such Debtor now has or hereafter acquires any rights (the term "Receivables" means and includes all accounts, accounts receivable, contract rights, instruments, notes, drafts, acceptances, documents, chattel paper, any right of such Debtor to payment for goods sold or leased or for services rendered, whether or not earned by performance, and all other forms of obligations owing to such Debtor, and all of such Debtor's rights to any merchandise or other goods (including without limitation any returned or repossessed goods and the right of stoppage in transit) which is represented by, arises from or is related to any of the foregoing, and all such Debtor's right to receive and collect all charter hire, income, revenues, issues and profits and other payments, tenders and security under any charter, lease or other agreement for the use or possession of any barge or other vessel);

           (ii) General Intangibles. All General Intangibles, whether now owned or existing or hereafter created, acquired or arising, or in which such Debtor now has or hereafter acquires any rights (the term "General Intangibles" means and includes all general intangibles, all patents, patent applications, patent licenses, trademarks, trademark registrations, trademark licenses, trade styles, trade names, copyrights, copyright registrations, copyright licenses and other licenses and similar intangibles, all customer, client and supplier lists (in whatever form maintained), all rights in leases and other agreements relating to real or personal property, all causes of action and tax refunds of every kind and nature, all privileges, franchises, immunities, licenses, permits and similar intangibles, and all other personal property (including things in action) not otherwise covered by this Agreement);

          (iii) Inventory. All Inventory, whether now owned or existing or hereafter created, acquired or arising, or in which such Debtor now has or hereafter acquires any rights and all documents of title at any time evidencing or representing any part thereof (the term "Inventory" means and includes all inventory, farm products, and other goods which are held for sale or lease or are to be furnished under contracts of service or consumed in such Debtor's business, all goods which are raw materials, work-in-process, finished goods, materials or supplies of every kind and nature, in each case used or usable in connection with the acquisition, manufacture, processing, supply, servicing, storing, packing, shipping, advertising, selling, leasing or furnishing of such goods, and any constituents or ingredients thereof, and all goods which are returned or repossessed goods);

           (iv) Equipment. All Equipment, whether now owned or existing or hereafter created, acquired or arising, or in which such Debtor now has or hereafter acquires any rights (the term "Equipment" means and includes all equipment and other machinery, tools, furniture, furnishings, office equipment, vehicles (including vehicles subject to a certificate of title law) and all other goods now or hereafter used or usable in connection with such Debtor's business, together with all parts (other than parts that are subject to a parts pooling agreement), accessories and attachments relating to any of the foregoing, but excluding fixtures);

            (v) Investment Property. All Investment Property, whether now owned or existing or hereafter created, acquired or arising, or in which such Debtor now has or hereafter acquires any rights (the term "Investment Property" means and includes all investment property and all other securities (whether certificated or uncertificated), security entitlements, securities accounts, commodity contracts, and commodity accounts, including all substitutions and additions thereto, all dividends, distributions and sums distributable or payable from, upon, or in respect of such property, and all rights and privileges incident to such property), but excluding investments in (A) the Bank for Cooperatives, Houston Ammonia Terminal, L.P., Precious Harvest, Farmland MissChem Limited and FMCL Limited Liability Company, (B) MissChem Trinidad Limited, MissChem (Barbados) SRL and MissChem Holdings Inc. to the extent the ability of any Debtor that is an owner thereof to encumber its equity interest therein is subject to any contractual prohibition, (C) any joint ventures (or other investments) that are not Subsidiaries to the extent the ability of any Debtor that is a joint venturer therein to encumber its equity interests in such joint venture is subject to any contractual prohibition, and (D) the capital stock, partnership interests, limited liability company interests and all other equity interests of every type and nature whatsoever in Significant Subsidiaries (as defined in the Senior Note Indenture) of the Borrower and their subsidiaries;

           (vi) Deposits and Property in Possession. All deposit accounts (whether general, specific, matured or unmatured and in whatever currency denominated) of such Debtor maintained with any of the Secured Creditors and all sums now or hereafter on deposit therein or payable thereon, and any and all other property and interests in property which now is or may from time to time hereafter come into the possession, custody or control of any of the Secured Creditors, or any agent of any of them, in any way and for any purpose (whether for safekeeping, custody, pledge, transmission, collection or otherwise);

          (vii) Contract Rights. All Contract Rights, whether now owned or existing or hereafter created, acquired or arising or in which such Debtor now has or hereafter acquires any rights (the term "Contract Rights" means and includes all rights under contracts, including all rights as consignor under any contracts relating to the consignment of goods and all rights under supply contracts, but excluding in any event rights under any agreement which by its terms prohibits the security interest contemplated hereby or which would terminate or give any other party the right to terminate such agreement by reason of the security interest contemplated hereby);

         (viii) Records. All supporting evidence and documents relating to any of the above-described property, including, without limitation, computer programs, disks, tapes and related electronic data processing media, and all rights of such Debtor to retrieve the same from third parties, written applications, credit information, account cards, payment records, correspondence, delivery and installation certificates, invoice copies, delivery receipts, notes and other evidences of indebtedness, insurance certificates and the like, together with all books of account, ledgers and cabinets in which the same are reflected or maintained, all whether now existing or hereafter arising;

           (ix) Accessions and Additions. All accessions and additions to and substitutions and replacements of any and all of the foregoing, whether now existing or hereafter arising; and

            (x) Proceeds and Products. All proceeds and products of the foregoing and all insurance of the foregoing and proceeds thereof, whether now existing or hereafter arising;

all of the foregoing being herein sometimes referred to as the "Collateral", provided, however, that in no event shall the Collateral include any Principal Properties or any proceeds or products thereof. All terms which are used herein which are defined in the Uniform Commercial Code of the State of Illinois ("UCC") shall have the same meanings herein as such terms are defined in the UCC, unless this Agreement shall otherwise specifically provide.

     (b) This Agreement is made and given to secure, and shall secure, the prompt payment and performance when due of (i) any and all indebtedness, obligations and liabilities of the Debtors, and of any of them individually, to the Secured Creditors, and to any of them individually, under or in connection with or evidenced by the Credit Agreement, the Notes of the Borrower heretofore or hereafter issued under the Credit Agreement and the obligations of the Borrower to reimburse the Secured Creditors for the amount of all drawings on all L/Cs issued pursuant to the Credit Agreement, and all other obligations of the Borrowers under any and all applications for L/Cs, and any and all liability of the Debtors, and of any of them individually, arising under or in connection with or otherwise evidenced by agreements with any one or more of the Secured Creditors or their affiliates with respect to any Hedging Liability, and any and all liability of the Debtors, and of any of them individually, arising under any guaranty issued by it relating to the foregoing or any part thereof, in each case whether now existing or hereafter arising (and whether arising before or after the filing of a petition in bankruptcy and including all interest accrued after the petition date), due or to become due, direct or indirect, absolute or contingent, and howsoever evidenced, held or acquired, but excluding in every case the principal of and interest on the B Loans and any amounts relating thereto (which shall not be entitled to the security provided hereby) and (ii) any and all expenses and charges, legal or otherwise, suffered or incurred by the Secured Creditors, and any of them individually, in collecting or enforcing any of such indebtedness, obligations and liabilities or in realizing on or protecting or preserving any security therefor, including, without limitation, the lien and security interest granted hereby (all of the indebtedness, obligations, liabilities, expenses and charges described above being hereinafter referred to as the "Obligations"); provided, however, that notwithstanding anything contained in this Agreement to the contrary, in no event will this Agreement secure any indebtedness, obligation and liabilities of the Borrower or any Guarantor on account of the principal of and interest on the B Loans or any amounts relating thereto.
Notwithstanding anything in this Agreement to the contrary, the right of recovery against any Debtor under this Agreement shall not exceed $1.00 less than the lowest amount which would render such Debtor's obligations under this Agreement void or voidable under applicable law, including fraudulent conveyance law.

    Section 3. Covenants, Agreements, Representations and Warranties. The Debtors hereby covenant and agree with, and represent and warrant to, the Secured Creditors that:

            (a) Each Debtor is duly organized, validly existing and in good standing under the laws of the state of its incorporation or organization, is the sole and lawful owner of the Collateral granted by it hereunder and has the power and authority to enter into this Agreement and to perform each and all of the matters and things herein provided for. Each Debtor's Federal tax identification number is set forth under its name under Column 1 on Schedule A.

            (b) Each Debtor's respective chief executive office is at the location listed under Column 2 on Schedule A attached hereto opposite such Debtor's name; and such Debtor has no other executive offices or places of business other than those listed under Column 3 on Schedule A attached hereto opposite such Debtor's name. The Collateral owned or leased by each Debtor is and shall remain in such Debtor's possession or control at the locations listed under Columns 2 and 3 on Schedule A attached hereto opposite such Debtor's name (collectively for each Debtor, the "Permitted Collateral Locations"), except as to any Collateral sold or otherwise disposed of in accordance with this Agreement and Section 7.12 of the Credit Agreement. If for any reason any Collateral is at any time kept or located at a location other than a Permitted Collateral Location, the Agent shall nevertheless have and retain a lien on and security interest therein. No Debtor shall move its chief executive office or maintain a place of business at a location other than those specified under Columns 2 or 3 on Schedule A or permit any Collateral to be located at a location other than a Permitted Collateral Location, in each case without first providing the Agent at least 30 days prior written notice of the Debtor's intent to do so; provided that each Debtor shall at all times maintain its chief executive office, places of business, and Permitted Collateral Locations in the United States of America and, with respect to any new chief executive office or place of business or location of Collateral, such Debtor shall have taken all action reasonably requested by the Agent to maintain the lien and security interest of the Agent in the Collateral at all times fully perfected and in full force and effect.

            (c) The Collateral and every part thereof is and shall be free and clear of all security interests, liens (including, without limitation, mechanics', laborers' and statutory liens), attachments, levies and encumbrances of every kind, nature and description and whether voluntary or involuntary, except for the lien and security interest of the Agent therein and other Liens permitted by Section 7.9 of the Credit Agreement (herein, the "Permitted Liens"). Each Debtor shall warrant and defend the Collateral against any claims and demands of all persons at any time claiming the same or any interest in the Collateral adverse to any of the Secured Creditors.

            (d) Each Debtor will promptly pay when due all taxes, assessments and governmental charges and levies upon or against it or its Collateral, in each case before the same become delinquent and before penalties accrue thereon, unless and to the extent that the same are being contested in good faith by appropriate proceedings which prevent attachment of any Lien resulting therefrom to, foreclosure on or other realization upon any Collateral and preclude interference with the operation of its business in the ordinary course and such Debtor shall have established adequate reserves therefor.

            (e) Each Debtor agrees it will not waste or destroy the Collateral or any part thereof and will not be negligent in the care or use of any Collateral. Each Debtor agrees it will not use, manufacture, sell or distribute any Collateral in violation of any statute, ordinance or other governmental requirement applicable to such Debtor which would have a material adverse effect on any Secured Creditor's rights under this Agreement or on the value of the Collateral or on any Debtor's ability to use any of the Collateral in the ordinary course of its business (a "Material Adverse Effect"). Each Debtor will perform in all material respects its obligations under any contract or other agreement constituting part of the Collateral, it being understood and agreed that the Secured Creditors have no responsibility to perform such obligations.

            (f) Subject to Sections 4(d), 5(a), 6(b), 6(c), and 7(c) hereof and the terms of the Credit Agreement (including, without limitation, Section
7.12 thereof), each Debtor agrees it will not, without the Agent's prior written consent, sell, assign, mortgage, lease or otherwise dispose of the Collateral or any interest therein.

            (g) Each Debtor will insure its Collateral which is insurable against such risks and hazards as other companies similarly situated insure against, and including in any event loss or damage by fire, theft, burglary, pilferage, and loss in transit, in amounts and under policies containing loss payable clauses to the Agent as its interest may appear (and, if the Agent requests, naming the Agent as additional insured therein) by insurers reasonably acceptable to the Agent. All premiums on such insurance shall be paid by the Debtors and the policies of such insurance (or certificates therefor) delivered to the Agent. All insurance required hereby shall provide that any loss shall be payable notwithstanding any act or negligence of the relevant Debtor, shall provide that no cancellation thereof shall be effective until at least 30 days after receipt by the relevant Debtor and the Agent of written notice thereof, and shall be reasonably satisfactory to the Agent in all other respects. In case of any material loss, damage to or destruction of the Collateral or any part thereof in excess of $3,000,000, the relevant Debtor shall promptly give written notice thereof to the Secured Creditors generally describing the nature and extent of such damage or destruction. In case of any loss, damage to or destruction of the Collateral or any part thereof, the relevant Debtor, whether or not the insurance proceeds, if any, received on account of such damage or destruction shall be sufficient for that purpose, at such Debtor's cost and expense, will promptly repair, substitute or replace the Collateral so lost, damaged or destroyed, except to the extent such Collateral is not necessary to the conduct of such Debtor's business in the ordinary course, or apply such proceeds to the prepayment of the Obligations. In the absence of any Default or Event of Default, losses shall be payable to and the relevant Debtor shall be entitled to retain such insurance proceeds for the purpose of repairing, substituting or replacing the relevant Collateral. During the existence of any Default or Event of Default, the relevant Debtor will immediately pay over such proceeds of insurance to the Agent which will thereafter be applied to the reduction of the Obligations (whether or not then due) or held as collateral security therefor, as the Agent may then determine and as otherwise provided for in the Credit Agreement. Each Debtor hereby authorizes the Agent, at the Agent's option, to adjust, compromise and settle any losses under any insurance afforded at any time after the occurrence and during the continuation of any Event of Default, and such Debtor does hereby irrevocably constitute the Agent, its officers, agents and attorneys, as such Debtor's attorneys-in-fact, which appointment is coupled with an interest, with full power and authority after the occurrence and during the continuation of any Event of Default to effect such adjustment, compromise and/or settlement and to endorse any drafts drawn by an insurer of the Collateral or any part thereof and to do everything necessary to carry out such purposes and to receive and receipt for any unearned premiums due under policies of such insurance. Unless the Agent elects to adjust, compromise or settle losses as aforesaid, any adjustment, compromise and/or settlement of any losses under any insurance shall be made by the relevant Debtor subject to final approval of the Agent (regardless of whether or not an Event of Default shall have occurred) in the case of losses exceeding $3,000,000. All insurance proceeds shall be subject to the lien and security interest of the Agent hereunder.

            (h) Each Debtor will at all times allow the Secured Creditors and their respective representatives free access to and right of inspection of the Collateral at such reasonable times and intervals as the Agent or any other Secured Creditor may designate and, in the absence of any existing Default or Event of Default, with reasonable prior written notice to the relevant Debtor.

            (i) If any Collateral is in the possession or control of any agents or processors of a Debtor and the Agent so requests, such Debtor agrees to notify such agents or processors in writing of the Agent's security interest therein and during the existence of a Default or an Event of Default, instruct them to hold all such Collateral for the Agent's account and subject to the Agent's instructions. Each Debtor will, upon the request of the Agent, authorize and instruct all bailees and any other parties, if any, at any time processing, labeling, packaging, holding, storing, shipping or transferring all or any part of the Collateral to permit the Secured Creditors and their respective representatives to examine and inspect any of the Collateral then in such party's possession and to verify from such party's own books and records any information concerning the Collateral or any part thereof which the Secured Creditors or their respective representatives may seek to verify. As to any premises not owned by a Debtor wherein any of the Collateral having an aggregate value in excess of $500,000 at any location or $3,000,000 in the aggregate for all locations is located, if any, such Debtor shall, upon the Agent's request, take commercially reasonable measures designed to cause each party having any right, title or interest in, or lien on, any of such premises to enter into an agreement whereby such party disclaims any right, title and interest in, and lien on, the Collateral, allowing the removal of such Collateral by the Agent or its agents or representatives and otherwise in form and substance reasonably acceptable to the Agent.

            (j) Upon the Agent's request, each Debtor agrees from time to time (but not more frequently than monthly as of such month's end) to deliver to the Agent such evidence of the existence, identity and location of its Collateral and of its availability as collateral security pursuant hereto (including, without limitation, schedules describing all Receivables created or acquired by such Debtor, copies of customer invoices or the equivalent and original shipping or delivery receipts for all merchandise and other goods sold or leased or services rendered by it, together with such Debtor's warranty of the genuineness thereof, and reports stating the book value of its Inventory and Equipment by major category and location), in each case as the Agent may reasonably request. The Agent shall have the right to verify all or any part of the Collateral in any manner, and through any medium, which the Agent considers appropriate and reasonable, and each Debtor agrees to furnish all assistance and information, and perform any acts, which the Agent may require in connection therewith.

            (k) Each Debtor will comply in all material respects with the terms and conditions of any and all leases, easements, right-of-way agreements and other agreements binding upon such Debtor or affecting the Collateral, in each case which cover the premises wherein the Collateral is located, and any orders, ordinances, laws or statutes of any city, state or other governmental entity, department or agency having jurisdiction with respect to such premises or the conduct of business thereon applicable to such Debtor which violation would have a Material Adverse Effect.

            (l) No Debtor has invoiced Receivables or otherwise transacted business, and does not invoice Receivables or otherwise transact business, under any trade names other than its name set forth on its signature page to this Agreement or as otherwise set forth on Schedule B hereto. Each Debtor agrees it will not change its name or transact business under any other trade name, in each case without first giving the Agent at least 30 days prior written notice of its intent to do so.

            (m) Each Debtor agrees to execute and deliver to the Agent such further agreements, assignments, instruments and documents, and to do all such other things, as the Agent may reasonably deem necessary or appropriate to assure the Agent its lien and security interest hereunder, including without limitation, (i) executing such financing statements, effective financing statements or other instruments and documents as the Agent may from time to time reasonably require to comply with the UCC, the Food Security Act of 1985 as amended, and any other applicable law, and (ii) executing such patent, trademark, and copyright agreements as the Agent may from time to time reasonably require to comply with the filing requirements of the United States Patent and Trademark Office and the United States Copyright Office. Each Debtor hereby agrees that a carbon, photographic or other reproduction of this Agreement or any such financing statement is sufficient for filing as a financing statement or effective financing statement by the Agent without prior notice thereof to such Debtor wherever the Agent deems necessary or desirable to perfect or protect the security interest granted hereby. In the event for any reason the law of any jurisdiction other than Illinois becomes or is applicable to the Collateral or any part thereof, or to any of the Obligations, each Debtor agrees to execute and deliver all such instruments and documents and to do all such other things as the Agent deems necessary or appropriate to preserve, protect and enforce the security interest of the Agent under the law of such other jurisdiction.

            (n) On failure of a Debtor to perform any of the covenants and agreements herein contained, the Agent may, at its option, perform the same and in so doing may expend such commercially reasonable sums as the Agent deems advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, the payment of any taxes, liens and encumbrances, expenditures made in defending against any adverse claims, and all other expenditures which the Agent may be compelled to make by operation of law or which the Agent may make by agreement or otherwise for the protection of the security hereof. All such sums and amounts so expended shall be repayable by such Debtor immediately upon demand, shall constitute additional Obligations secured hereunder, and shall bear interest from the date said amounts are expended at the rate per annum (computed on the basis of a year of 365 or 366 days, as the case may be, for the actual number of days elapsed) determined by adding 2% to the Base Rate from time to time in effect plus the Applicable Margin for Base Rate Loans under the Revolving Credit, with any change in such rate per annum as so determined by reason of a change in such Base Rate to be effective on the date of such change in said Base Rate (such rate per annum as so determined being hereinafter referred to as the "Default Rate"). No such performance of any covenant or agreement by the Agent on behalf of a Debtor, and no such advancement or expenditure therefor, shall relieve any Debtor of any default under the terms of this Agreement or in any way obligate any Secured Creditor to take any further or future action with respect thereto. The Agent in making any payment hereby authorized may do so according to any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien or title or claim. The Agent in performing any act hereunder shall be the sole judge of whether the relevant Debtor is required to perform the same under the terms of this Agreement so long as the Agent makes such determination in good faith. The Agent is hereby authorized to charge any depository or other account of any Debtor maintained with any Secured Creditor for the amount of such sums and amounts so expended.

    Section 4. Special Provisions Re: Receivables. (a) As of the time any Receivable becomes subject to the security interest provided for hereby and at all times thereafter, each Debtor shall be deemed to have warranted as to each and all of its Receivables that all warranties of such Debtor set forth in this Agreement are true and correct with respect to each such Receivable; that each of its Receivable and all papers and documents relating thereto are genuine and in all material respects what they purport to be; that each of its Receivable is valid and existing and, if such Receivable is an account, arises out of a bona fide sale of goods sold and delivered by such Debtor to, or in the process of being delivered to, or out of and for services theretofore actually rendered by such Debtor to, the account debtor named therein; and that no surety bond was required or given in connection with such Receivable or the contracts or purchase orders out of which the same arose.

     (b) To the extent any Receivable or other item of Collateral is evidenced by an instrument or chattel paper, each Debtor shall cause such instrument to be pledged and delivered to the Agent; provided, however, that, prior to the existence of a Default or Event of Default and thereafter until otherwise required by the Agent or the Secured Creditors, a Debtor shall not be required to deliver any such instrument or chattel paper if and only so long as the aggregate unpaid principal balance of all such instruments and chattel paper held by the Debtors and not delivered to the Agent under the Collateral Documents is less than $1,000,000 at any one time outstanding.

     (c) If any Receivable arises out of a contract with the United States of America or any of its departments, agencies or instrumentalities, the relevant Debtor agrees to, at the request of the Agent or the Secured Creditors, execute whatever instruments and documents are required by the Agent in order that such Receivable shall be assigned to the Agent and that proper notice of such assignment shall be given under the federal Assignment of Claims Act (or any successor statute) or any similar statute relating to the assignment of such Receivables.

     (d) Unless and until an Event of Default hereunder occurs and is continuing, any merchandise or other goods which are returned by a customer or account debtor or otherwise recovered may be resold by the relevant Debtor in the ordinary course of its business as presently conducted in accordance with
Section 6(b) hereof; upon the occurrence and during the continuation of any Event of Default hereunder, such merchandise and other goods shall be set aside at the request of the Agent and held by such Debtor as trustee for the Secured Creditors and shall remain part of the Collateral. Unless and until an Event of Default hereunder occurs and is continuing, the relevant Debtor may settle and adjust disputes and claims with its customers and account debtors, handle returns and recoveries and grant discounts, credits and allowances in the ordinary course of its business as presently conducted for amounts and on terms which such Debtor in good faith considers advisable. Upon the occurrence and during the continuation of any Event of Default hereunder, at the request of the Agent, each Debtor shall notify the Agent promptly of all returns and recoveries and at the Agent's request deliver any such merchandise or other goods to the Agent. Upon the occurrence and during the continuation of any Event of Default hereunder, at the Agent's request, each Debtor shall also notify the Agent promptly of all disputes and claims and settle or adjust them at no expense to the Secured Creditors hereunder, but no discount, credit or allowance other than on normal trade terms in the ordinary course of business as presently conducted shall be granted to any customer or account debtor and no returns of merchandise or other goods shall be accepted by any Debtor without the Agent's consent. The Agent may, at all times upon the occurrence and during the continuation of any Event of Default hereunder, settle or adjust disputes and claims directly with customers or account debtors for amounts and upon terms which the Agent considers advisable.

     (e) The Agent agrees that its security interest in any Receivables that are sold by any Debtor pursuant to a Receivables Securitization Program permitted by the Credit Agreement shall be automatically released upon such sale; provided that any Receivables returned to any Debtor under a Receivables Securitization Program shall be subject to the Agent's security interest hereunder upon such return.

    Section 5. Collection of Receivables. (a) Except as otherwise provided in this Agreement and in the Credit Agreement, each Debtor shall make collection of all of its Receivables and may use the same to carry on its business in accordance with sound business practice and otherwise subject to the terms hereof.

     (b)  Each Debtor hereby agrees that:

            (i) all instruments and chattel paper at any time constituting part of the Receivables (including any postdated checks) shall, upon receipt by such Debtor, be immediately endorsed to and deposited with Agent; and

           (ii) such Debtor shall instruct all of its customers and account debtors to remit all payments in respect of its Receivables to a lockbox or lockboxes under the sole custody and control of Agent and which are maintained at post offices selected by the Agent.

     (c) Upon the occurrence and during the continuation of any Default or Event of Default hereunder, whether or not the Agent has exercised any or all of its rights under other provisions of this Section 5, the Agent or its designee may notify the relevant Debtor's customers and account debtors at any time that Receivables have been assigned to the Agent or of the Agent's security interest therein, and either in its own name, or such Debtor's name, or both, demand, collect (including, without limitation, through a lockbox analogous to that described in Section 5(b)(ii) hereof), receive, receipt for, sue for, compound and give acquittance for any or all amounts due or to become due on Receivables, and in the Agent's discretion file any claim or take any other action or proceeding which the Agent may deem necessary or appropriate to protect and realize upon the security interest of the Agent in the Receivables.

     (d) Subject to the provisions of the Credit Agreement, any proceeds of Receivables or other Collateral transmitted to or otherwise received by the Agent pursuant to any of the provisions of Sections 5(b) or 5(c) hereof may be handled and administered by the Agent in and through a remittance account or accounts maintained at the Agent or by the Agent at a commercial bank or banks selected by the Agent (collectively the "Depositary Banks" and individually a "Depositary Bank"), and each Debtor acknowledges that the maintenance of such remittance accounts by the Agent is solely for the Agent's convenience and that the Debtors do not have any right, title or interest in such remittance accounts or any amounts at any time standing to the credit thereof. During the existence of any Default or Event of Default, the Agent may apply all or any part of any proceeds of Receivables or other Collateral received by it from any source to the payment of the Obligations (whether or not then due and payable), such applications to be made in such amounts, in such manner and order and at such intervals as the Agent may from time to time in its discretion determine in accordance with the terms of the Credit Agreement.
The Agent need not apply or give credit for any item included in proceeds of Receivables or other Collateral until the Depositary Bank has received final payment therefor at its office in cash or final solvent credits current at the site of deposit acceptable to the Agent and the Depositary Bank as such. However, if the Agent does permit credit to be given for any item prior to a Depositary Bank receiving final payment therefor and such Depositary Bank fails to receive such final payment or an item is charged back to the Agent or any Depositary Bank for any reason, the Agent may at its election in either instance charge the amount of such item back against any such remittance accounts or any depository account of any Debtor maintained with any Secured Creditor, together with interest thereon at the Default Rate. Concurrently with each transmission by a Debtor of any proceeds of Receivables or other Collateral to any such remittance account, upon the Agent's request, the relevant Debtor shall furnish the Agent with a report in such form as Agent shall reasonably require identifying the particular Receivable or such other Collateral from which the same arises or relates. Each Debtor hereby indemnifies the Secured Creditors from and against all liabilities, damages, losses, actions, claims, judgments, and all reasonable costs, expenses, charges and attorneys' fees suffered or incurred by any Secured Creditor because of the maintenance of the foregoing arrangements described in this
Section 5(d); provided, however, that no Debtor shall be required to indemnify any Secured Creditor for any of the foregoing to the extent they arise solely from the gross negligence or willful misconduct of the person seeking to be indemnified. The Secured Creditors shall have no liability or responsibility to any Debtor for the Agent or any other Depositary Bank accepting any check, draft or other order for payment of money bearing the legend "payment in full" or words of similar import or any other restrictive legend or endorsement whatsoever or be responsible for determining the correctness of any remittance.

    Section 6. Special Provisions Re: Inventory and Equipment. (a) Each Debtor shall at its own cost and expense take commercially reasonable measures to maintain, keep and preserve its Inventory located at its facilities in good and merchantable condition, subject to annual shrinkage not to exceed 5%, and the Debtors shall take commercially reasonable measures designed to cause third parties taking Inventory on consignment or storage to maintain, keep and preserve such Inventory. Each Debtor shall keep and preserve its Equipment in good repair, working order and condition, ordinary wear and tear excepted, and, without limiting the foregoing, make all commercially reasonable, necessary and proper repairs, replacements and additions to its Equipment so that the efficiency thereof shall be preserved and maintained in all material respects.

     (b) Each Debtor may, until an Event of Default has occurred and is continuing and thereafter until otherwise notified by the Agent, use, consume and sell the Inventory in the ordinary course of its business, but a sale in the ordinary course of business shall not under any circumstance include any transfer or sale in satisfaction, partial or complete, of a debt owing by such Debtor, provided that a transfer or sale of Inventory as part of product swaps or payment in kind transactions made in the ordinary course of business shall not constitute a transfer or sale in satisfaction of a debt owing by a Debtor.

     (c) Each Debtor may, until an Event of Default has occurred and is continuing and thereafter until otherwise notified by the Agent, sell
(x) obsolete, worn out or unusable Equipment and (y) Equipment to the extent permitted by Section 7.12 of the Credit Agreement.

     (d) As of the time any Inventory or Equipment of a Debtor becomes subject to the security interest provided for hereby and at all times thereafter, such Debtor shall be deemed to have warranted as to any and all of such Inventory and Equipment that all warranties of such Debtor set forth in this Agreement are true and correct with respect to such Inventory and Equipment; that all of such Inventory and Equipment is located at a location set forth pursuant to
Section 3(b) hereof.

     (e) Upon the Agent's or the Secured Creditors' request and if the aggregate value of all Collateral subject to a certificate of title law exceeds $3,000,000, each Debtor shall at its own cost and expense cause the lien of the Agent in and to any portion of its Collateral subject to a certificate of title law to be duly noted on such certificate of title or to be otherwise filed in such manner as is prescribed by law in order to perfect such lien and will cause all such certificates of title and evidences of lien to be deposited with the Agent.

     (f) None of the Equipment is or will be attached to real estate in such a manner that the same may become a fixture.

     (g) If any of the Inventory is at any time evidenced by a document of title, such document shall be promptly delivered by the relevant Debtor to the Agent; provided, however, that prior to the existence of a Default or Event of Default and thereafter until otherwise required by the Agent or the Secured Creditors, a Debtor shall not be required to deliver any such document of title if and only so long as the aggregate value of Inventory evidenced thereby that have not been delivered to the Agent under the Collateral Documents is less than $1,000,000 at any time.

    Section 7. Special Provisions Re: Investment Property. (a) Unless and until an Event of Default has occurred and is continuing and thereafter until notified to the contrary by the Agent pursuant to Section 9(d) hereof:

            (i) each Debtor shall be entitled to exercise all voting and/or consensual powers pertaining to its Investment Property or any part thereof, for all purposes not inconsistent with the terms of this Agreement, the Credit Agreement or any other document evidencing or otherwise relating to any Obligations; and

           (ii) each Debtor shall be entitled to receive and retain all cash dividends paid upon or in respect of its Investment Property.

     (b) Certificates for all securities now or at any time constituting Investment Property and part of the Collateral hereunder shall be promptly delivered by the relevant Debtor to the Agent duly endorsed in blank for transfer or accompanied by an appropriate assignment or assignments or an appropriate undated stock power or powers, in every case sufficient to transfer title thereto, including, without limitation, all stock received in respect of a stock dividend or resulting from a split-up, revision or reclassification of the Investment Property or any part thereof or received in addition to, in substitution of or in exchange for the Investment Property or any part thereof as a result of a merger, consolidation or otherwise. With respect to any Investment Property held by a securities intermediary, commodity intermediary, or other financial intermediary of any kind, the relevant Debtor shall execute and deliver, and shall cause any such intermediary to execute and deliver, an agreement among such Debtor, the Agent, and such intermediary in form and substance satisfactory to the Agent which provides, among other things, for the intermediary's agreement that it will comply with such entitlement orders, and apply any value distributed on account of any Investment Property maintained in an account with such intermediary, as directed by the Agent without further consent by such Debtor. The Agent may, at any time after the occurrence and during the continuation of an Event of Default at any time when the Obligations are, or have been declared to be, due and payable in full, cause to be transferred into its name or the name of its nominee or nominees any and all of the Investment Property hereunder.

     (c) Unless and until an Event of Default has occurred and is continuing, each Debtor may sell or otherwise dispose of any of its Investment Property to the extent permitted by the Credit Agreement, provided that no Debtor shall sell or otherwise dispose of any capital stock or other equity interest in any direct or indirect Subsidiary without the prior written consent of the Agent. During the existence of any Event of Default, no Debtor shall sell all or any part of the Investment Property without the prior written consent of the Agent.

     (d) Each Debtor represents that on the date of this Agreement, none of its Investment Property consists of margin stock (as such term is defined in Regulation U of the Board of Governors of the Federal Reserve System) except to the extent such Debtor has delivered to the Agent a duly executed and completed Form U-1 with respect to such stock. If at any time the Investment Property or any part thereof consists of margin stock, the relevant Debtor shall promptly so notify the Agent and deliver to the Agent a duly executed and completed
Form U-1 and such other instruments and documents reasonably requested by the Agent in form and substance satisfactory to the Agent.

    Section 8. Power of Attorney. In addition to any other powers of attorney contained herein, each Debtor hereby appoints the Agent, its nominee, or any other person whom the Agent may designate as such Debtor's attorney-in-fact, with full power during the existence of any Default or Event of Default to sign such Debtor's name on verifications of accounts and other Collateral; to send requests for verification of Collateral to such Debtor's customers, account debtors and other obligors; to endorse such Debtor's name on any checks, notes, acceptances, money orders, drafts and any other forms of payment or security that may come into the Agent's possession; to endorse the Collateral in blank or to the order of the Agent or its nominee; to sign such Debtor's name on any invoice or bill of lading relating to any Collateral, on claims to enforce collection of any Collateral, on notices to and drafts against customers and account debtors and other obligors, on schedules and assignments of Collateral, on notices of assignment and on public records; to notify the post office authorities to change the address for delivery of such Debtor's mail to an address designated by the Agent; to receive, open and dispose of all mail addressed to such Debtor; and to do all things necessary to carry out this Agreement. Each Debtor hereby ratifies and approves all acts of any such attorney and agrees that neither the Agent nor any such attorney will be liable for any acts or omissions nor for any error of judgment or mistake of fact or law other than such person's gross negligence or willful misconduct. The Agent may file one or more financing statements and/or effective financing statements disclosing its security interest in any or all of the Collateral without any Debtor's signature appearing thereon, and each Debtor also hereby grants the Agent a power of attorney to execute any such financing statements and/or effective financing statements, or amendments and supplements to financing statements and/or effective financing statements, on behalf of such Debtor without notice thereof to any Debtor. The foregoing powers of attorney, being coupled with an interest, are irrevocable until the Obligations have been fully paid and satisfied and the commitments of the Lenders to extend credit to or for the account of the Borrower under the Credit Agreement have expired or otherwise terminated.

    Section 9. Defaults and Remedies. (a) The occurrence of any event or the existence of any condition which is specified as an "Event of Default" under the Credit Agreement shall constitute an "Event of Default" hereunder.

     (b) Upon the occurrence and during the continuation of any Event of Default, the Agent shall have, in addition to all other rights provided herein or by law, the rights and remedies of a secured party under the UCC (regardless of whether the UCC is the law of the jurisdiction where the rights or remedies are asserted and regardless of whether the UCC applies to the affected Collateral), and further the Agent may, without demand and, to the extent permitted by applicable law, without advertisement, notice, hearing or process of law, all of which each Debtor hereby waives to the extent permitted by applicable law, at any time or times, sell and deliver any or all Collateral held by or for it at public or private sale, at any securities exchange or broker's board or at any Secured Creditor's office or elsewhere, for cash, upon credit or otherwise, at such prices and upon such terms as the Agent deems advisable, in its sole discretion. Upon the occurrence and during the continuation of any Event of Default, in addition to any other right or remedies set forth herein or by applicable law, the Agent may by written demand direct any securities intermediary, commodities intermediary, or other financial intermediary at any time holding any Investment Property, or any issuer thereof, to deliver such Collateral, or any part thereof, to the Agent and/or liquidate such Collateral, or any part thereof, and deliver the proceeds thereof to the Agent. In the exercise of any such remedies, the Agent may sell the Collateral as a unit even though the sales price thereof may be in excess of the amount remaining unpaid on the Obligations. Also, if less than all the Collateral is sold, the Agent shall have no duty to marshal or apportion the part of the Collateral so sold as between the Debtors, or any of them, but may sell and deliver any or all of the Collateral without regard to which of the Debtors are the owners thereof. In addition to all other sums due any Secured Creditor hereunder, each Debtor shall pay the Secured Creditors all costs and expenses incurred by the Secured Creditors, including reasonable attorneys' fees and court costs, in obtaining, liquidating or enforcing payment of Collateral or the Obligations or in the prosecution or defense of any action or proceeding by or against any Secured Creditor or any Debtor concerning any matter arising out of or connected with this Agreement or the Collateral or the Obligations, including, without limitation, any of the foregoing arising in, arising under or related to a case under the United States Bankruptcy Code
(or any successor statute). Any requirement of reasonable notice shall be met if such notice is personally served on or mailed, postage prepaid, to the Debtors in accordance with Section 13(b) hereof at least 10 days before the time of sale or other event giving rise to the requirement of such notice; provided, however, no notification need be given to a Debtor if such Debtor has signed, after an Event of Default hereunder has occurred, a statement renouncing any right to notification of sale or other intended disposition.
The Agent shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given. Any Secured Creditor may be the purchaser at any such sale. Each Debtor hereby waives all of its rights of redemption from any such sale. Subject to mandatory provisions of applicable law, the Agent may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, be made at the time and place to which the sale was postponed or the Agent may further postpone such sale by announcement made at such time and place. In the event any of the Collateral shall constitute restricted securities within the meaning of any applicable securities laws, any disposition thereof in compliance with such laws shall not render the disposition commercially unreasonable.

     (c) Without in any way limiting the foregoing, upon the occurrence and during the continuation of any Event of Default hereunder, the Agent shall have the right, in addition to all other rights provided herein or by law, to take physical possession of any and all of the Collateral and anything found therein, the right for that purpose to enter without legal process any premises where the Collateral may be found (provided such entry be done lawfully), and the right to maintain such possession on the relevant Debtor's premises (each Debtor hereby agreeing, to the extent it may lawfully do so, to lease such premises without cost or expense to the Agent or its designee if the Agent so requests) or to remove the Collateral or any part thereof to such other places as the Agent may desire. Upon the occurrence and during the continuation of any Event of Default hereunder, the Agent shall have the right to exercise any and all rights with respect to deposit accounts of each Debtor maintained with any Secured Creditor, including, without limitation, the right to collect, withdraw and receive all amounts due or to become due or payable under each such deposit account. Upon the occurrence and during the continuation of any Event of Default hereunder, each Debtor shall, upon the Agent's demand, assemble the Collateral and make it available to the Agent at a place reasonably designated by the Agent. If the Agent exercises its right to take possession of the Collateral, each Debtor shall also at its expense perform any and all other steps requested by the Agent to preserve and protect the security interest hereby granted in the Collateral, such as placing and maintaining signs indicating the security interest of the Agent, appointing overseers for the Collateral and maintaining Collateral records.

     (d) Without in any way limiting the foregoing, upon the occurrence and during the continuation of any Event of Default at any time when the Obligations are, or have been declared to be, due and payable in full, all rights of a Debtor to exercise the voting and/or consensual powers which it is entitled to exercise pursuant to Section 7(a)(i) hereof and/or to receive and retain the distributions which it is entitled to receive and retain pursuant to Section 7(a)(ii) hereof, shall, at the option of the Agent, cease and thereupon become vested in the Agent, which, in addition to all other rights provided herein or by law, shall then be entitled solely and exclusively to exercise all voting and other consensual powers pertaining to the Investment Property and/or to receive and retain the distributions which such Debtor would otherwise have been authorized to retain pursuant to Section 7(a)(ii) hereof and shall then be entitled solely and exclusively to exercise any and all rights of conversion, exchange or subscription or any other rights, privileges or options pertaining to any Investment Property as if the Agent were the absolute owner thereof including, without limitation, the rights to exchange, at its discretion, any and all of the Investment Property upon the merger, consolidation, reorganization, recapitalization or other readjustment of the respective issuer thereof or upon the exercise by or on behalf of any such issuer or the Agent of any right, privilege or option pertaining to any Investment Property and, in connection therewith, to deposit and deliver any and all of the Investment Property with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Agent may determine.

     (e) Without in any way limiting the foregoing, each Debtor hereby grants to the Secured Creditors a royalty-free irrevocable license and right to use all of such Debtor's patents, patent applications, patent licenses, trademarks, trademark registrations, trademark licenses, trade names, trade styles, and similar intangibles in connection with any foreclosure or other realization by the Agent or the Secured Creditors on all or any part of the Collateral to the extent permitted by law. The license and right granted the Secured Creditors hereby shall be without any royalty or fee or charge whatsoever.

     (f) Failure by the Agent to exercise any right, remedy or option under this Agreement or any other agreement between any Debtor and the Agent or provided by law, or delay by the Agent in exercising the same, shall not operate as a waiver; and no waiver shall be effective unless it is in writing, signed by the party against whom such waiver is sought to be enforced and then only to the extent specifically stated. Neither any Secured Creditor, nor any party acting as attorney for any Secured Creditor, shall be liable hereunder for any acts or omissions or for any error of judgment or mistake of fact or law other than their gross negligence or willful misconduct. The rights and remedies of the Secured Creditors under this Agreement shall be cumulative and not exclusive of any other right or remedy which any Secured Creditor may have.

     (g) For purposes of executory process under applicable Louisiana law, Debtors hereby acknowledge the Obligations, CONFESS JUDGMENT thereon and consent that judgment be rendered and signed, whether during the court's term or during vacation, in favor of the Agent, for the full amount of the Obligations. Upon the occurrence of an Event of Default hereunder, and in addition to all of its rights, powers and remedies under this Agreement and applicable law, Agent may, at its option, cause all or any part of the Collateral to be seized and sold under executory process or under writ of fieri facias issued in execution of an ordinary judgment obtained upon the Obligations, without appraisement to the highest bidder, for cash or under such terms as Agent deems acceptable. Debtors hereby waive all and every appraisement of the Collateral and waive and renounce the benefit of appraisement and the benefit of all laws relative to the appraisement of the Collateral seized and sold under executory or other legal process. Debtors agree to waive, and do hereby specifically waive:

            (i) the benefit of appraisement provided for in Articles 2332, 2336, 2723 and 2724, Louisiana Code of Civil Procedure, and all other laws conferring such benefits;

           (ii) the demand and three (3) days delay accorded by Articles 2639 and 2721, Louisiana Code of Civil Procedure;

          (iii) the notice of seizure required by Articles 2293 and 2721, Louisiana Code of Civil Procedure;

           (iv) the three (3) days delay provided by Articles 2331 and 2722, Louisiana Code of Civil Procedure;

            (v) the benefit of the other provisions of Articles 2331, 2722 and 2723, Louisiana Code of Civil Procedure;

           (vi) the benefit of the provisions of any other articles of Louisiana Code of Civil Procedure not specifically mentioned above; and

          (vii) all pleas of division and discussion with respect to the Obligations.

In the event Agent elects, at its option, to enter suit via ordinaria on the Obligations, in addition to the foregoing confession of judgment, Debtors hereby waive citation, other legal process and legal delays and hereby consent that judgment for the unpaid principal due on the Obligations, together with interest, attorneys' fees, costs and other charges that may be due on the Obligations, be rendered and signed immediately.

     Pursuant to the authority contained in La. R.S.9:5136 through 9:5140.2, Debtors and Agent do hereby expressly designate Agent or its designee to be keeper or receiver ("Keeper") for the benefit of Agent, the Secured Creditors or any assignee thereof, such designation to take effect immediately upon any seizure of any of the Collateral under writ of executory process or under writ of sequestration or fieri facias as an incident to an action brought by Agent. The fees of the Keeper are hereby fixed at five percent (5%) of the amount due or sued for or claimed or sought to be protected, preserved or enforced in the proceeding for the recognition of the security interest created hereby, and the payment of such fees shall be secured by the security interest in the Collateral granted in this Agreement.

     (h) In the event that the proceeds of any sale, collection or realization of or upon Collateral by Agent are insufficient to pay all Obligations and any other amounts to which Agent is legally entitled hereunder, Debtors shall be liable for the deficiency, together with interest thereon as provided herein, together with the costs of collection and the reasonable fees of any attorneys employed by Agent to collect such deficiency.

   Section 10. Application of Proceeds. The proceeds and avails of the Collateral at any time received by the Agent upon the occurrence and during the continuation of any Event of Default shall, when received by the Agent in cash or its equivalent, be applied by the Agent in reduction of, or held as collateral security for, the Obligations in accordance with the terms of the Credit Agreement. The Debtors shall remain liable to the Secured Creditors for any deficiency. Any surplus remaining after the full payment and satisfaction of the Obligations shall be returned to the Borrower, as agent for the Debtors, or to whomsoever the Agent reasonably determines is lawfully entitled thereto.

   Section 11. Continuing Agreement. This Agreement shall be a continuing agreement in every respect and shall remain in full force and effect until all of the Obligations, both for principal and interest, have been fully paid and satisfied and the commitments of the Lenders to extend credit to or for the account of the Borrower under the Credit Agreement have expired or otherwise terminated. Upon such termination of this Agreement, the Agent shall, upon the request and at the expense of the Debtors, forthwith release its security interest hereunder.

   Section 12. The Agent. In acting under or by virtue of this Agreement, the Agent shall be entitled to all the rights, authority, privileges and immunities provided in the Credit Agreement, all of which provisions of said Credit Agreement (including, without limitation, Section 10 thereof) are incorporated by reference herein with the same force and effect as if set forth herein in their entirety. The Agent hereby disclaims any representation or warranty to the other Secured Creditors or any other holders of the Obligations concerning the perfection of the liens and security interests granted hereunder or in the value of any of the Collateral.

   Section 13. Miscellaneous. (a) This Agreement cannot be changed or terminated orally. This Agreement shall create a continuing lien on and security interest in the Collateral and shall be binding upon each Debtor, its successors and assigns and shall inure, together with the rights and remedies of the Secured Creditors hereunder, to the benefit of the Secured Creditors and their successors and permitted assigns; provided, however, that no Debtor may assign its rights or delegate its duties hereunder without the Agent's prior written consent. Without limiting the generality of the foregoing, and subject to the provisions of the Credit Agreement, any Lender may assign or otherwise transfer any indebtedness held by it secured by this Agreement to any other person, and such other person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise.

     (b) All communications provided for herein shall be in writing, except as otherwise specifically provided for hereinabove, and shall be deemed to have been given or made, if to any Debtor when given to the Borrower in accordance with Section 11.7 of the Credit Agreement, or if to any Secured Creditor, when given to such party in accordance with Section 11.7 of the Credit Agreement.

     (c) No Lender shall have the right to institute any suit, action or proceeding in equity or at law for the foreclosure or other realization upon any Collateral subject to this Agreement or for the execution of any trust or power hereof or for the appointment of a receiver, or for the enforcement of any other remedy under or upon this Agreement; it being understood and intended that no one or more of the Lenders shall have any right in any manner whatsoever to affect, disturb or prejudice the lien and security interest of this Agreement by its or their action or to enforce any right hereunder, and that all proceedings at law or in equity shall be instituted, had and maintained by the Agent in the manner herein provided for the benefit of the Secured Creditors.

     (d) In the event that any provision hereof shall be deemed to be invalid or unenforceable by reason of the operation of any law or by reason of the interpretation placed thereon by any court, this Agreement shall be construed as not containing such provision, but only as to such jurisdictions where such law or interpretation is operative, and the invalidity or unenforceability of such provision shall not affect the validity of any remaining provisions hereof, and any and all other provisions hereof which are otherwise lawful and valid shall remain in full force and effect. Without limiting the generality of the foregoing, in the event that this Agreement shall be deemed to be invalid or otherwise unenforceable with respect to any Debtor, such invalidity or unenforceability shall not affect the validity of this Agreement with respect to the other Debtors.

     (e) The lien and security interest herein created and provided for stand as direct and primary security for the Obligations of the Borrower arising under or otherwise relating to the Credit Agreement as well as for any of the other Obligations secured hereby. No application of any sums received by the Secured Creditors in respect of the Collateral or any disposition thereof to the reduction of the Obligations or any part thereof shall in any manner entitle any Debtor to any right, title or interest in or to the Obligations or any collateral or security therefor, whether by subrogation or otherwise, unless and until all Obligations have been fully paid and satisfied and all agreements of the Secured Creditors to extend credit to or for the account of the Borrower under the Credit Agreement have expired or otherwise terminated. Each Debtor acknowledges that the lien and security interest hereby created and provided are absolute and unconditional and shall not in any manner be affected or impaired by any acts of omissions whatsoever of any Secured Creditor or any other holder of any Obligations, and without limiting the generality of the foregoing, the lien and security interest hereof shall not be impaired by any acceptance by the Secured Creditors or any other holder of any Obligations of any other security for or guarantors upon any of the Obligations or by any failure, neglect or omission on the part of any Secured Creditor or any other holder of any Obligations to realize upon or protect any of the Obligations or any collateral or security therefor (including, without limitation, impairment of collateral or failure to perfect security interest in collateral). The lien and security interest hereof shall not in any manner be impaired or affected by (and the Secured Creditors, without notice to anyone, are hereby authorized to make from time to time) any sale, pledge, surrender, compromise, settlement, release, renewal, extension, indulgence, alteration, substitution, exchange, change in, modification or disposition of any of the Obligations or of any collateral or security therefor, or of any guaranty thereof, or of any instrument or agreement setting forth the terms and conditions pertaining to any of the foregoing.
The Secured Creditors may at their discretion at any time grant credit to the Borrower without notice to the other Debtors in such amounts and on such terms as the Secured Creditors may elect (all of such to constitute additional Obligations hereby secured) without in any manner impairing the lien and security interest created and provided for herein. In order to realize hereon and to exercise the rights granted the Secured Creditors hereunder and under applicable law, there shall be no obligation on the part of any Secured Creditor or any other holder of any Obligations at any time to first resort for payment to the Borrower or to any other Debtor or to any guaranty of the Obligations or any portion thereof or to resort to any other collateral, security, property, liens or any other rights or remedies whatsoever, and the Secured Creditors shall have the right to enforce this Agreement against any Debtor or any of its Collateral irrespective of whether or not other proceedings or steps seeking resort to or realization upon or from any of the foregoing are pending.

     (f) In the event the Secured Creditors shall at any time in their discretion permit a substitution of Debtors hereunder or a party shall wish to become a Debtor hereunder, such substituted or additional Debtor shall, upon executing an agreement in the form attached hereto as Schedule C, become a party hereto and be bound by all the terms and conditions hereof to the same extent as though such Debtor had originally executed this Agreement and, in the case of a substitution, in lieu of the Debtor being replaced. Any such agreement shall contain information as to such Debtor necessary to update Schedules A and B hereto with respect to it. No such substitution shall be effective absent the written consent of Agent nor shall it in any manner affect the obligations of the other Debtors hereunder.

     (g) This Agreement shall be deemed to have been made in the State of Illinois and shall be governed by, and construed in accordance with, the laws of the State of Illinois (without regard to principles of conflicts of law). The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of any provision hereof.

     (h) Each Debtor hereby submits to the non-exclusive jurisdiction of the United States District Court for the Northern District of Illinois and of any Illinois state court sitting in Cook County, Illinois for purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. Each Debtor irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient form.

     (i) This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterpart signature pages, each constituting an original, but all together one and the same agreement.

                          [SIGNATURE PAGES TO FOLLOW]

     IN WITNESS WHEREOF, each Debtor has caused this Agreement to be duly executed and delivered as of the date first above written.

                               "DEBTORS"
                               MISSISSIPPI CHEMICAL CORPORATION
                               By /s/ Timothy A. Dawson
                               Name:  Timothy A. Dawson
                               Title: Senior Vice President and
                                      Chief Financial Officer
                               Address:
                               3622 Highway 49 East (39194)
                               P.O. Box 388
                               Yazoo City, MS 39194-0388
                               Attention: Corporate Secretary
                               Telephone: 662/751-2216
                               Telecopy:  662/751-2232

                               MISSCHEM NITROGEN, L.L.C.
                               By /s/ Timothy A. Dawson
                               Name:  Timothy A. Dawson
                               Title: vice President of Finance
                               Address:
                               Highway 49 East (39194)
                               P.O. Box 1348
                               Yazoo City, MS  39194-1348
                               Attention: Secretary
                               Telephone: 662/751-2216
                               Telecopy:  662/751-2232

                               MISSISSIPPI NITROGEN, INC.
                               By /s/ Timothy A. Dawson
                               Name:  Timothy A. Dawson
                               Title: Vice President and Treasurer
                               Address:
                               Highway 49 East (39194)
                               P.O. Box 1851
                               Yazoo City, MS  39194-1851
                               Attention: Secretary
                               Telephone: 662/751-2216
                               Telecopy:  662/751-2232

                               TRIAD NITROGEN, L.L.C.
                               By /s/ Timothy A. Dawson
                               Name:  Timothy A. Dawson
                               Title: Vice President of Finance
                               Address:
                               Highway 49 East (39194)
                               P.O. Box 1328
                               Yazoo City, MS  39194-1328
                               Attention: Secretary
                               Telephone: 662/751-2216
                               Telecopy:  662/751-2232

                               TNI BARGE, INC.
                               By /s/ Timothy A. Dawson
                               Name:  Timothy A. Dawson
                               Title: Vice President and Treasurer
                               Address:
                               Highway 49 East (39194)
                               P.O. Box 323
                               Yazoo City, MS  39194-0323
                               Attention: Secretary
                               Telephone: 662/751-2216
                               Telecopy:  662/751-2232

                               MISSISSIPPI PHOSPHATES CORPORATION
                               By /s/ Timothy A. Dawson
                               Name:  Timothy A. Dawson
                               Title: Vice President of Finance and Treasurer
                               Address:
                               Highway 49 East (39194)
                               P.O. Box 986
                               Yazoo City, MS  39194-0986
                               Attention: Secretary
                               Telephone: 662/751-2216
                               Telecopy:  662/751-2232

                               MISSISSIPPI POTASH, INC.
                               By /s/ Timothy A. Dawson
                               Name:  Timothy A. Dawson
                               Title: Vice President and Treasurer
                               Address:
                               Highway 49 East (39194)
                               P.O. Box 1914
                               Yazoo City, MS  39194-1914
                               Attention: Secretary
                               Telephone: 662/751-2216
                               Telecopy:  662/751-2232

                               EDDY POTASH, INC.
                               By /s/ Timothy A. Dawson
                               Name:  Timothy A. Dawson
                               Title: Vice President and Treasurer
                               Address:
                               Highway 49 East (39194)
                               P.O. Box 1042
                               Yazoo City, MS  39194-1042
                               Attention: Secretary
                               Telephone: 662/751-2216
                               Telecopy:  662/751-2232

                               MISSISSIPPI CHEMICAL MANAGEMENT COMPANY
                               By /s/ Timothy A. Dawson
                               Name:  Timothy A. Dawson
                               Title: Treasurer
                               Address:
                               Highway 49 East (39194)
                               P.O. Box 1534
                               Yazoo City, MS  39194-1534
                               Attention: Secretary
                               Telephone: 662/751-2216
                               Telecopy:  662/751-2232

                               MISSISSIPPI CHEMICAL COMPANY, L.P.
                               By: Mississippi Chemical Management Company
                                  Its:  General Partner
                                   By /s/ Timothy A. Dawson
                                   Name:  Timothy A. Dawson
                                   Title: Treasurer
                               Address:
                               Highway 49 East (39194)
                               P.O. Box 1545
                               Yazoo City, MS  39194-1545
                               Attention: Secretary
                               Telephone: 662/751-2216
                               Telecopy:  662/751-2232

                               MCC INVESTMENTS, INC.
                               By /s/ Timothy A. Dawson
                               Name:  Timothy A. Dawson
                               Title: Vice President and Treasurer
                               Address:
                               P.O. Box 43
                               Liberty, TX  77575-0043
                               Attention: Secretary
                               Telephone: 662/751-2216
                               Telecopy:  662/751-2232

                               NSI LAND CORPORATION
                               By /s/ Timothy A. Dawson
                               Name:  Timothy A. Dawson
                               Title: Vice President-Finance and Treasurer
                               Address:
                               Highway 49 East (39194)
                               P.O. Box 388
                               Yazoo City, MS  39194-0388
                               Attention: Secretary
                               Telephone: 662/751-2216
                               Telecopy:  662/751-2232


     Accepted and agreed to in Chicago, Illinois as of the date first above written.

                               HARRIS TRUST AND SAVINGS BANK, as Agent
                               By
                                Name__________________________________________
                                Title_________________________________________
                               Address:
                               111 West Monroe Street
                               Chicago, IL 60603
                               Attention:  Agribusiness Division
                               Telephone:  ______________
                               Telecopy:   (312) 765-8095

                                   SCHEDULE A

                                    LOCATIONS

       COLUMN 1                   COLUMN 2                   COLUMN 3

    NAME OF DEBTOR                 CHIEF
   (AND FEDERAL TAX              EXECUTIVE               ADDITIONAL PLACES
     I.D. NUMBER)                  OFFICE                   OF BUSINESS
Mississippi Chemical       3622 Highway 49 East 39194             N/A
Corporation                P.O. Box 388
Tax ID # 64-0292638        Yazoo City, MS 39194-0388

MissChem Nitrogen, LLC     Highway 49 East (39194)    702 Levee Road
Tax ID # 64-0910763        P.O. Box 1348              Yazoo City, MS  39194
                           Yazoo City, MS  39194-1348

Mississippi Nitrogen, Inc. Highway 49 East (39194)                N/A
Tax ID # 64-0354930        P.O. Box 1851
                           Yazoo City, MS  39194-1851

Triad Nitrogen, L.L.C.     Highway 49 East (39194)    39041 Highway 18 West
Tax ID # 64-0910788        P.O. Box 1328              P.O. Box 310
                           Yazoo City, MS  39194-1328 Donaldsonville,LA 70346

TNI Barge, Inc.            Highway 49 East (39194)                N/A
Tax ID # 72-1388877        P.O. Box 323
                           Yazoo City, MS  39194-0323

Mississippi Phosphates     Highway 49 East (39194)    IMC (Swapout)
Corporation                P.O. Box 986               Donaldson, LA
Tax ID # 64-0794981        Yazoo City, MS  39194-0986 601 Industrial Road
                                                        (39567)
                                                      P.O. Box 848
                                                      Pascagoula, MS 39568-0848

Mississippi Potash, Inc.   Highway 49 East (39194)    Arkansas River Terminal
Tax ID # 64-0830948        P.O. Box 1914              9001 Linsey Road
                           Yazoo City, MS 39194-1914  Little Rock, AR 72206
                                                      Bakersfield Quality
                                                      Distribution Center,Inc.
                                                      32535 7th Standard Rd.
                                                      Bakersfield, CA
                                                        93380-1557
                                                      Verdegaal Bros., Inc.
                                                      13555 S. 11th Avenue
                                                      Hanford, CA 93230
                                                      LPC Packing, Inc.
                                                      1203 Report Ave.
                                                      Stockton, CA 95205
                                                      Mississippi Potash, Inc.
                                                      c/o Cahokia Marine Serv.
                                                      East St. Louis, IL 62201
                                                      Bunge Corp.
                                                      187 Port Rd.
                                                      Mermentau, LA 70556
                                                      AGRI Services of
                                                       Brunswick, LLC
                                                      Hwy 24 West
                                                      Brunswick, MO 65236
                                                      Mid-West Terminal
                                                       Warehouse Company
                                                      185 Woodswether Rd.
                                                      Kansas City, NO 64105
                                                      Norman Gillis, Jr. and
                                                       Associates
                                                      714 S. Magnolia
                                                      McComb, MS 39648
                                                      702 Levee Road
                                                      Yazoo City, MS 39194
                                                      210 Red Cloud
                                                      Carlsbad, NM  88220
                                                      AgriEmpresa, Inc.
                                                      3004 S. Canal
                                                      Carlsbad, NM 88220
                                                      1996 Potash Mines Road
                                                       (88220)
                                                      P.O. Box 101
                                                      Carlsbad, NM  88221-0101
                                                      State Highway 243
                                                      Carlsbad, NM  88220
                                                      MPI Storage Warehouse
                                                      El Paso, TX 79910
                                                      MPI Storage Boned
                                                       Warehouse (Mexico Whse)
                                                      El Paso, TX 79910-0085
                                                      Galveston Marine
                                                      Galveston, TX
                                                      MPI Storage Warehouse
                                                      Texas City, TX 77590-0001
                                                      Mississippi Potash, Inc.
                                                      c/o Cargill Inc.
                                                      Houston, TX 77001
                                                      MPI Storage Warehouse
                                                      c/o Southern Stevedores
                                                      Houston, TX 77001-0001
                                                      Mississippi Potash Inc.
                                                      Storage Warehouse
                                                      Eagle Pass, TX 78852
                                                      MPI Storage Warehouse
                                                      Laredo, TX 78044

EDDY Potash, Inc.          Highway 49 East (39194)    3071 Potash Mines Road
Tax ID # 64-0877697        P.O. Box 1042              (88220)
                           Yazoo City, MS 39194-1042  P.O. Box 31
                                                      Carlsbad, NM  88221

Mississippi Chemical       Highway 49 East (39194)                N/A
Management Company         P.O. Box 1534
Tax ID # 64-0877703        Yazoo City, MS  39194-1534
Mississippi Chemical       Highway 49 East (39194)    Alabama State Docks
Company, L.P.              P.O. Box 1545              Inland Docks
Tax ID # 64-0877702        Yazoo City, MS  39194-1545 1210 State Docks Road
                                                      Eufaula, AL  36027
                                                      SIP Eufaula, AL
                                                      Alabama Farmers
                                                       Cooperative, Inc.
                                                      825 Walker Street
                                                      Montgomery, AL  36102
                                                      Alabama Farmers
                                                       Cooperative, Inc.
                                                      913 Somerville Rd.
                                                      Decatur, AL 35602
                                                      SIP Alabama Farmers
                                                      Cooperative, Inc.
                                                      913 Somerville Rd.
                                                      Decatur, AL 35603
                                                      Global Material Services,
                                                       LLC
                                                      4113 Emmett Sanders Rd.
                                                      Pinebluff, AR 71601
                                                      Farmland Industries, Inc.
                                                      824 North Palm
                                                      North Little Rock, AR
                                                       72114
                                                      North Little Rock, AR
                                                      Verdegaal Bros., Inc.
                                                      13555 S. 11th Ave.
                                                      Hanford, CA 93230
                                                      McKenzie Service Company,
                                                       Inc.
                                                      1025 Dickerson St.
                                                      Bainbridge, GA 31717
                                                      Diversified Ag Services,
                                                       Inc.
                                                      1600 North Jackson Street
                                                      Albany, GA 31701
                                                      SIP Albany, GA
                                                      Royster-Clark Agribusiness
                                                       Inc.
                                                      c/o Mount Vernon
                                                      1600 Bluff Rd.
                                                      Mount Vernon, IN
                                                      Royster-Clark Agribusiness
                                                       Inc.
                                                      c/o Port of Murray
                                                      1319 Corss Spann Rd.
                                                      Murray, KY
                                                      Bunge Corp
                                                      187 Port Rd.
                                                      Mermentau, LA 70556
                                                      39041 Hwy 18 West
                                                      Donaldsonville, LA 70346
                                                      Consignment,
                                                      Donaldsonville, LA
                                                      39041 Highway 310
                                                      Donaldsonville, LA 70346
                                                      Mississippi Chemical
                                                      Company, L.P.
                                                      c/o Oakley Louisiana Inc.
                                                      11210 Attaway Drive
                                                      Shreveport, LA 71115
                                                      Mississippi Chemical
                                                       Company, L.P.
                                                      Pro Boll Chem & Fert Co.
                                                       Inc.
                                                      Lake Providence, LA 71254
                                                      c/o IC Rail Marine
                                                      7790 La. Hwy 44
                                                      Convent, LA 70723
                                                      Royster-Clark Agribusiness
                                                       Inc.
                                                      c/o Interstates Marine
                                                      North Hwy 40
                                                      Boonville, MO
                                                      Jimmy Sanders, Inc.
                                                      Consignment
                                                      Rosedale Port Authority
                                                      Rosedale MS
                                                      Jimmy Sanders, Inc.
                                                      Consignment
                                                      Highway 1
                                                      Friars Point, MS
                                                      Jimmy Sanders, Inc.
                                                      Consignment
                                                      222 Ritchie Street
                                                      Clarksdale, MS 38614
                                                      Jimmy Sanders, Inc.
                                                      Consignment
                                                      10 Delta Dr.
                                                      Tchula, MS 39169
                                                      Jimmy Sanders, Inc.
                                                      Consignment
                                                      503 Silver City Road
                                                      Belzoni, MS 39038
                                                      Jimmy Sanders, Inc.
                                                      Consignment
                                                      Hwy 1 South
                                                      Mayersville, MS 39113
                                                      601 Industrial Road
                                                      Pascagoula, MS 39568-0848
                                                      2202 Highway 11 South
                                                      Meridian, MS  39304
                                                      Jimmy Sanders, Inc.
                                                      Consignment
                                                      405 South Second St.
                                                      Clarendon, AR 72029
                                                      Jimmy Sanders, Inc.
                                                      c/o Farmers Gin Property
                                                      40610 Hwy 45 South
                                                      Hamilton, MS 39746
                                                      Jimmy Sanders, Inc.
                                                      Consignment
                                                      Prairie Point Road East
                                                      Rt. 2, Box 42
                                                      Macon, MS 39341
                                                      Norman Gillis, Jr. and
                                                       Associates
                                                      714 S. Magnolia
                                                      McComb, MS 39648
                                                      Jimmy Sanders, Inc.
                                                      Consignment
                                                      686 Cumming Loop
                                                      Ecru, MS 38841
                                                      Jimmy Sanders, Inc.
                                                      Consignment
                                                      2029 Highway 49 East
                                                      Webb, MS
                                                      866 Highway 15 North
                                                      New Albany, MS  38652
                                                      MLP Storage Intransit
                                                      Vicksburg, MS 39180
                                                      Vicksburg Plant Food Inc.
                                                      1506 Fairgrounds Street
                                                      Vicksburg, MS 39191
                                                      Port of Vicksburg
                                                      c/o River Transportation
                                                      Vicksburg, MS 39181
                                                      703 Levee Road
                                                      Yazoo City, MS 39194
                                                      Highway 49 East
                                                      Yazoo City, MS 39194
                                                      Consignment
                                                      Yazoo City, MS
                                                      Jimmy Sanders, Inc.
                                                      Consignment
                                                      319 Haley Barbour Pkwy
                                                      Yazoo City, MS 39194
                                                      c/o  Jimmy Sanders
                                                      Hwy 1 South
                                                      Mayersville, MS 39114
                                                      Royster-Clark Agribusiness
                                                       Inc.
                                                      c/o D.W. Dickey Terminal
                                                      1080 Elmwood St.
                                                      East Liverpool, OH
                                                      Royster-Clark Agribusiness
                                                       Inc.
                                                      717 Robinson Road
                                                      Washington Court House, OH
                                                      American Crop Services,
                                                       Inc.
                                                      315 West Martin Luther King
                                                       Dr.
                                                      Union City, TN 38261
                                                      Equalier, Inc.
                                                      P.O. Box 154578
                                                      Port Lavaca, TX 77979
                                                      Houston Ammonia Terminal
                                                      4403 Pasadena Freeway
                                                      Pasadena, TX 77501
                                                      Neches Industrial Park
                                                      #1 Gulf States Rd.
                                                      Beaumont, TX 77704
                                                      1502 Fort Worth Street
                                                      Liberty, TX  77575

MCC Investments, Inc.      P.O. Box 43                            N/A
Tax ID # 62-1711988        Liberty, TX  77575-0043
NSI Land Corporation       Highway 49 East (39194)                N/A
Tax ID # 64-0749158        P.O. Box 388
                           Yazoo City, MS 39194-0388

                                   SCHEDULE B

                                  TRADE NAMES
                                                     TRADE NAMES OF
            NAME OF DEBTOR                             SUCH DEBTOR
              All Debtors                                 None

                                   SCHEDULE C

                 ASSUMPTION AND SUPPLEMENTAL SECURITY AGREEMENT

     THIS AGREEMENT dated as of this _____ day of __________________, _____ from [NEW DEBTOR], a _______________ corporation (the "New Debtor"), to Harris Trust and Savings Bank ("HTSB"), as agent for the Secured Creditors (defined in the Security Agreement hereinafter identified and defined) (HTSB acting as such agent and any successor or successors to HTSB in such capacity being hereinafter referred to as the "Agent");

                              W I T N E S S E T H  T H A T:

     WHEREAS, Mississippi Chemical Corporation and certain other parties (together the "Debtors") have executed and delivered to the Agent that certain Security Agreement dated as of February 24, 2000 (such Security Agreement, as the same may from time to time be amended, modified, or restated, including supplements thereto which add additional parties as Debtors thereunder, being hereinafter referred to as the "Security Agreement") pursuant to which such parties (the "Existing Debtors") have granted to the Agent for the benefit of the Secured Creditors a lien on and security interest in each such Existing Debtor's Collateral (as such term is defined in the Security Agreement) to secure the Obligations (as such term is defined in the Security Agreement); and

     WHEREAS, the Borrower provides the New Debtor with substantial financial, managerial, administrative, and technical support and the New Debtor will directly and substantially benefit from credit and other financial accommodations extended and to be extended by the Secured Creditors to the Borrower;

     NOW, THEREFORE, FOR VALUE RECEIVED, and in consideration of advances made or to be made, or credit accommodations given or to be given, to the Borrower by the Secured Creditors from time to time, the New Debtor hereby agrees as follows:

     1. The New Debtor acknowledges and agrees that it shall become a "Debtor" party to the Security Agreement effective upon the date the New Debtor's execution of this Agreement and the delivery of this Agreement to the Agent, and that upon such execution and delivery, all references in the Security Agreement to the terms "Debtor" or "Debtors" shall be deemed to include the New Debtor. Without limiting the generality of the foregoing, the New Debtor hereby repeats and reaffirms all grants (including the grant of a lien and security interest), covenants, agreements, representations and warranties contained in the Security Agreement as amended hereby, each and all of which are and shall remain applicable to the Collateral from time to time owned by the New Debtor or in which the New Debtor from time to time has any rights. Without limiting the foregoing, in order to secure payment of the Obligations, whether now existing or hereafter arising, the New Debtor does hereby grant to the Agent for the benefit of itself and the other Secured Creditors, and hereby agrees that the Agent has and shall continue to have for the benefit of itself and the other Secured Creditors a continuing lien on and security interest in, among other things, all of the New Debtor's Collateral (as such term is defined in the Security Agreement), including, without limitation, all of the New Debtor's Receivables, General Intangibles, Inventory and Farm Products, Equipment, Investment Property, and all of the other Collateral described in Section 2 of the Security Agreement, each and all of such granting clauses being incorporated herein by reference with the same force and effect as if set forth in their entirety except that all references in such clauses to the Existing Debtors or any of them shall be deemed to include references to the New Debtor. Nothing contained herein shall in any manner impair the priority of the liens and security interests heretofore granted in favor of the Agent under the Security Agreement.

      2. Schedules A (Locations) and B (Trade Names) to the Security Agreement shall be supplemented by the information stated below with respect to the New
Debtor:


                             SUPPLEMENT TO SCHEDULE A
      NAME OF DEBTOR                  CHIEF
     (AND FEDERAL TAX               EXECUTIVE               ADDITIONAL PLACES
       I.D. NUMBER)                  OFFICE                    OF BUSINESS
________________________   _________________________   _______________________
________________________   _________________________   _______________________


                           SUPPLEMENT TO SCHEDULE B
                                                    TRADE NAMES OF
            NAME OF DEBTOR                           SUCH DEBTOR
____________________________________    _____________________________________


      3. The New Debtor hereby acknowledges and agrees that the Obligations are secured by all of the Collateral according to, and otherwise on and subject to, the terms and conditions of the Security Agreement to the same extent and with the same force and effect as if the New Debtor had originally been one of the Existing Debtors under the Security Agreement and had originally executed the same as such an Existing Debtor.

      4. All capitalized terms used in this Agreement without definition shall have the same meaning herein as such terms have in the Security Agreement, except that any reference to the term "Debtor" or "Debtors" and any provision of the Security Agreement providing meaning to such term shall be deemed a reference to the Existing Debtors and the New Debtor. Except as specifically modified hereby, all of the terms and conditions of the Security Agreement shall stand and remain unchanged and in full force and effect.

      5. The New Debtor agrees to execute and deliver such further instruments and documents and do such further acts and things as the Agent may deem necessary or proper to carry out more effectively the purposes of this Agreement.

      6. No reference to this Agreement need be made in the Security Agreement or in any other document or instrument making reference to the Security Agreement, any reference to the Security Agreement in any of such to be deemed a reference to the Security Agreement as modified hereby.

      7. This Agreement shall be governed by and construed in accordance with the State of Illinois (without regard to principles of conflicts of law).


                               [NEW DEBTOR]

                               By_____________________________________________
                               Name___________________________________________
                               Title__________________________________________

     Accepted and agreed to as of the date first above written.

                               HARRIS TRUST AND SAVINGS BANK, as Agent
                               By_____________________________________________
                               Name___________________________________________
                               Title__________________________________________

                                  EXHIBIT S

                        MISSISSIPPI CHEMICAL CORPORATION
                        SECURITY AGREEMENT RE: AIRCRAFT

     This Security Agreement Re: Aircraft (the "Agreement") dated as of February 24, 2000 by and between Mississippi Chemical Corporation, a Mississippi corporation with its mailing address at 3622 Highway 49 East, Yazoo City, Mississippi 39194 (the "Company"), and Harris Trust and Savings Bank, an Illinois banking corporation with its mailing address at 111 West Monroe Street, Chicago, Illinois 60690 (hereinafter referred to as "Harris"), for itself and as agent hereunder for the Lenders hereinafter identified and defined (said Harris Trust and Savings Bank acting as such agent and any successor or successors to said Bank in such capacity being hereinafter referred to as the "Agent");

                         W I T N E S S E T H  T H A T:

     WHEREAS, the Company, the Agent and various lenders (such lenders and the parties which from time to time hereafter become parties to the Credit Agreement (as hereinafter defined) as lenders being hereinafter referred to as, collectively, the "Lenders" and, individually, a "Lender") have entered into a Credit Agreement dated as of November 25, 1997 (such Credit Agreement as the same has been and hereafter may be modified or amended from time to time being hereinafter referred to as the "Credit Agreement") pursuant to which such Lenders have agreed, subject to certain terms and conditions, to extend a revolving credit facility to the Company in an aggregate principal amount of not to exceed $200,000,000 at any one time outstanding and which will be available to the Company in the forms of loans and letters of credit; and

     WHEREAS, the loans made to the Company under the Credit Agreement are classified as A Loans and B Loans (each as defined in the Credit Agreement); and

     WHEREAS, the Company may from time to time enter into one or more interest rate exchange, swap, cap, collar, floor or other similar agreements, one or more commodity swaps or other similar arrangements, and one or more foreign currency contracts, currency swap contracts or other similar agreements with one or more of the Lenders party to the Credit Agreement, or their affiliates, for the purpose of hedging or otherwise protecting the Company against interest rate, commodity and foreign currency exposure, respectively (the liability of the Company in respect of such agreements with such Lenders and their affiliates being hereinafter referred to as the "Hedging Liability"); and

     WHEREAS, as a condition precedent to continuing to extend the credit facilities available to the Company under the Credit Agreement, the Lenders have required, among other things, the Company grant to the Agent a lien on and security interest in certain real and personal properties of the Company as collateral security for such credit facilities pursuant to this Agreement and various other instruments and documents;

     NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. GRANT OF SECURITY INTEREST IN THE COLLATERAL.

  Section 1.1. The Company hereby grants to Agent for the ratable benefit of the Lenders a security interest in, and acknowledges and agrees that the Agent has and shall continue to have for the ratable benefit of the Lenders a continuing security interest in, any and all right, title and interest of the Company, whether now existing or hereafter acquired or arising, in and to certain aircraft, aircraft engines, related equipment, and other property described as follows:


             A.   Aircraft
                                                               FEDERAL AVIATION
                                                                ADMINISTRATION
  MANUFACTURERS        YEAR                     MANUFACTURERS    REGISTRATION
      NAME         MANUFACTURED      MODEL        SERIAL NO.    CERTIFICATE NO.
Raytheon Aircraft      1996         Beechjet        RK-129           N129MC
     Company                          400A

                  Engines
                                          MANUFACTURER'S
   ENGINE NAME           MODEL             SERIAL NOS.
Pratt & Whitney         JT15D              PCE-JA0025
                                           PCE-JA0026

(Each of said Engines is of 750 or more "rated take-off horsepower" or the equivalent of such horsepower.)

             B.   Aircraft
                                                               FEDERAL AVIATION
                                                                ADMINISTRATION
  MANUFACTURERS        YEAR                     MANUFACTURERS    REGISTRATION
      NAME         MANUFACTURED      MODEL        SERIAL NO.   CERTIFICATE NO.
    Raytheon           1991        Beechcraft      BB-1395          N132MC
    Aircraft                        King Air
    Company                          B200

                  Engines
                                          MANUFACTURER'S
   ENGINE NAME           MODEL             SERIAL NOS.
 Pratt & Whitney        PT6A-42             PCE-94430
                                            PCE-94431

(Each of said Engines is of 750 or more "rated take-off horsepower" or the equivalent of such horsepower.)

                  Propellers
                                  MANUFACTURER'S SERIAL
   MANUFACTURER        MODEL              NOS
     McCauley       3G FR34C 702         900690
                                         900693

(Each of said Propellers is capable of absorbing 750 or more "rated take-off horsepower" or the equivalent of such horsepower.)

together with any instruments, equipment (including without limitation, navigation, communication and radar equipment), apparatus, assembly, part, appurtenance or accessory of whatever description now or hereafter attached to or incorporated or installed in the foregoing and all accessions and additions to and substitutions and replacements of any of the foregoing and repairs thereto, and all the rents, issues, income and profits of the foregoing, and all proceeds and products of the foregoing and all insurance of the foregoing and proceeds thereof, whether now existing or hereafter arising (all of the foregoing being herein sometimes referred to as the "Collateral"). All such instruments, equipment and apparatus, existing on the date hereof are listed on Exhibit A hereto.

  Section 1.2. This Agreement is made and given to secure, and shall secure, the prompt payment and performance when due of (i) any and all indebtedness, obligations and liabilities of the Company to the Lenders, and to any of them individually, under or in connection with or evidenced by the Credit Agreement, the Notes of the Company heretofore or hereafter issued under the Credit
Agreement and the obligations of the Company to reimburse the Lenders for the amount of all drawings on all L/Cs issued pursuant to the Credit Agreement, and all other obligations of the Company under any and all applications for L/Cs, and any and all liability of the Company arising under or in connection with or otherwise evidenced by agreements with any one or more of the Lenders or their affiliates with respect to any Hedging Liability, and any and all liability of the Company arising under any guaranty issued by it relating to the foregoing or any part thereof, in each case whether now existing or hereafter arising
(and whether arising before or after the filing of a petition in bankruptcy and including all interest accrued after the petition date), due or to become due, direct or indirect, absolute or contingent, and howsoever evidenced, held or acquired, but excluding in every case the principal of and interest on the B
Loans and any amounts relating thereto (which shall not be entitled to the security provided hereby) and (ii) any and all expenses and charges, legal or otherwise, suffered or incurred by the Agent and the Lenders, and any of them individually, in collecting or enforcing any of such indebtedness, obligations and liabilities or in realizing on or protecting or preserving any security therefor, including, without limitation, the lien and security interest granted hereby (all of the indebtedness, obligations, liabilities, expenses and charges described above being hereinafter referred to as the "Secured Obligations");
provided, however, that notwithstanding anything contained in this Agreement to the contrary, in no event will this Agreement secure any indebtedness, obligation and liabilities of the Company on account of the principal of and interest on the B Loans and any amounts relating thereto.

SECTION 2. COVENANTS, AGREEMENTS, REPRESENTATIONS AND WARRANTIES.

     The Company hereby covenants and agrees with, and represents and warrants to, the Agent and the Lenders as follows:

  Section 2.1. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Mississippi, is the sole and lawful owner of the Collateral and has the power and authority to enter into this Agreement and to perform each and all of the matters and things herein provided for; and the execution and delivery of this Agreement, and the observance and performance of any of the matters and things herein set forth, will not violate or contravene any provision of Mississippi or Federal law or of the articles of incorporation or by-laws of the Company or of any indenture, loan agreement or other material agreement of or affecting the Company or any of its properties.

  Section 2.2.   There are only two aircraft included in the Collateral
(collectively, the "Aircraft"). Each of the Aircraft is now and will be permanently hangared or located at Hawkins Field, Jackson, Mississippi or at any other location in the continental United States which the Agent has approved in writing for that purpose (Hawkins Field or any such other location being hereinafter referred to as a "Permitted Location"), and the Company will not remove or permit any Aircraft to be removed from any Permitted Location for any period in excess of 30 consecutive days (excluding days for which an Aircraft is not in a Permitted Location because it is grounded for repairs or safety measures) or remove or permit the Collateral to be removed outside the continental limits of the United States (excluding Canada, Jamaica, Puerto
Rico, and Trinidad and Tobago to the extent the insurance required hereby continues in full force and effect in those jurisdictions) without the prior written consent of the Agent. The Company will not operate, use or locate any Aircraft, any engine included in the Collateral (each, an "Engine"), or any propeller included in the Collateral (each, a "Propeller"), or suffer any Aircraft, any Engine or any Propeller to be operated, used or located (i) in any area excluded from coverage by any insurance required by the terms of
Section 2.6 hereof or (ii) in any recognized or threatened area of hostilities, as published by the Department of State of the United States of America. The
Company's chief executive office and principal place of business is now and will be the address first stated above. The place where the Company's records concerning the Collateral are kept is Hawkins Field, 567 West Ramp Road,
Jackson, Mississippi 39207. If and so long as any parts included in the Collateral are removed from the Aircraft, any Engine or any Propeller, the same will be located at a Permitted Location, unless necessary to be shipped for repairs.

  Section 2.3. Each Aircraft has been and will remain duly certified by the Federal Aviation Administration as to type and airworthiness and is now and will remain subject to one or more effective airworthiness certificates; and the Company has and will continue to have permanent authority to operate each Aircraft. Each Aircraft is entitled to be registered, and the Company will register each Aircraft exclusively, in the name of the Company under the laws of the United States, and will maintain such registration at all times in full force and effect. The Company is, and at all times until the Secured
Obligations have been paid in full and this Agreement is no longer in effect will continue to be, a citizen of the United States as defined in 49 U.S.C.
Section 40102(a)(15). Each of the Engines included in the Collateral is of 750 or more "rated take-off horsepower" or the equivalent of such horsepower, and each of the Propellers included in the Collateral is capable of absorbing 750 or more "rated take-off horsepower" or the equivalent of such horsepower. The
Company will, at its own expense, place in the cockpit of each Aircraft in a location reasonably adjacent to the airworthiness certificate of such Aircraft a placard to the following effect: "Subject to a security interest in favor of Harris Trust and Savings Bank, as Agent, Secured Party and Mortgagee".

  Section 2.4. Except for the lien and security interest created by this Agreement and liens permitted by Section 7.9 of the Credit Agreement, the Company, as to the Collateral now owned is, and as to any Collateral hereafter acquired will be, the owner thereof free from any lien, security interest, encumbrance or other right, title or interest of any person, firm or corporation, and the Company will defend the Collateral against all claims and demands whatsoever of all persons at any time claiming the Collateral or any interest therein adverse to the Agent or any Lender. Without limiting the foregoing, there is no security agreement, financing statement or similar notice executed by the Company now on file in any public office covering any property of any kind which is part of the Collateral hereunder, or intended so to be, in which the Company is named as or signs as debtor, and so long as any amount remains unpaid on any Secured Obligations or this Agreement remains in effect, the Company will not execute or authorize anyone to execute on its behalf or file in any public office any security agreement, financing statement or similar notice except this Agreement or other financing statement or similar notice filed or to be filed with the Federal Aviation Administration or in any other public office in respect of and for the lien and security interest in the Agent hereby granted.

  Section 2.5. The Company: (a) will maintain, preserve, and protect the Collateral, will keep each Aircraft constituting a part thereof in airworthy condition and repair (normal wear and tear excepted), and will replace any worn, damaged or destroyed property constituting a part of the Collateral necessary to maintain the Collateral in airworthy condition; (b) will register, use, operate and control the Collateral in accordance with all applicable statutes, laws, ordinances, and regulations, including without limitation, all applicable rules and regulations of the Federal Aviation
Administration and the Civil Aeronautics Board, and will procure and maintain, or cause to be procured and maintained, all necessary franchises, licenses, permits and certificates necessary or appropriate to each of the Aircraft;
(c) will not use or permit the Collateral to be used for any unlawful purpose or in any manner which might cause the Collateral or any part thereof to be confiscated; (d) will not use or permit any Aircraft to be used for a purpose for which such Aircraft is not designed or reasonably suitable; (e) will not alter or otherwise modify an Aircraft, an Engine or a Propeller if such alteration or modification materially diminishes the value, utility, condition or airworthiness of such Aircraft, Engine or Propeller below its value, utility, condition or airworthiness, as the case may be, immediately prior to such alteration or modification, assuming such Aircraft, Engine or Propeller was then in the condition and of the value and utility required to be maintained by the terms of this Agreement; (f) will pay when due and before any lien or penalty attaches, all known taxes, charges, and assessments now or hereafter imposed upon the Collateral and will not suffer to exist any mechanics', artisans' or other lien on the Collateral or any part thereof which might be held equal or prior to the lien and security interest of the Agent hereunder, provided, however, that nothing herein shall be deemed to require the Company to pay or discharge or cause to be paid or discharged any tax, assessment, lien, claim or charge, the validity or amount of which is being contested in good faith by appropriate proceedings, unless the Collateral shall be thereby subjected to forfeiture or sale; (g) will not without the written consent of the Agent sell, assign, lease, create a security interest in, encumber or otherwise dispose of all or any part of the Collateral, except to the extent permitted by Sections 7.12 and 7.17 of the Credit Agreement; and
(h) will at any time, upon demand of the Agent or any Lender, furnish the Agent or any such Lender with a report showing the location, condition, and use of said Collateral and will exhibit to, and allow inspection of said Collateral by, the Agent or any such Lender.

  Section 2.6. The Company will insure the Collateral at all times, with an insurance company or companies reasonably acceptable to the Agent, by aircraft all-risk hull insurance (which shall apply to Collateral temporarily removed from any Aircraft so insured) as well as fire (with extended coverage), theft and physical damage insurance and aircraft property damage liability insurance, aircraft passenger, baggage and cargo liability insurance, public liability and property damage liability insurance (insuring against liability which the Company or the Agent or any Lender might incur by reason of the operation of the Collateral in, or over, any area), and insurance against such other risks
(including war risk coverage and expropriation and confiscation coverage), in such amounts and under such policies as the Agent may from time to time reasonably require. The Company shall cause such policies to name the Agent as sole loss payee under a mortgagee's loss payable clause (in the case of casualty insurance) and name the Lenders as additional insureds (in the case of liability insurance). Such policies shall provide with respect to the Agent that (i) none of the Agent's or Lenders' interests in such policies shall be invalidated by any act or omission or breach of warranty of the Company or any other named insured; (ii) no cancellation of or adverse material change to such insurance shall be effective without 30 days' prior written notice to the Agent or in the case of any war risk coverage, seven days (or such other period as is then customary in the aircraft insurance industry) prior written notice to the Agent; (iii) neither the Agent nor any Lender shall have any liability for premiums, commissions, calls, assessments or advances with respect to such policies; (iv) each such policy shall be primary without any right of contribution from any other insurance carried by the Agent or the Lenders; and
(v) the insurers waive any rights of setoff, counterclaim, deduction or subrogation against the Agent and the Lenders. Notwithstanding anything in the foregoing to the contrary, the Company may self insure through deductibles or otherwise with respect to each type of insurance required hereunder; provided, however, that such self insurance does not exceed $500,000 per occurrence.
All premiums on such insurance shall be paid by the Company and the policies of such insurance (or certificates therefor) delivered to the Agent. In case of any material loss, damage to or destruction of the Collateral or any part thereof, the Company shall promptly give written notice thereof to the Agent and the Lenders generally describing the nature and extent of such damage or destruction. In case of any loss, damage to or destruction of the Collateral or any part thereof, the Company, whether or not the insurance proceeds, if any, received on account of such damage or destruction shall be sufficient for that purpose, at the Company's cost and expense, will promptly repair or replace the Collateral so lost, damaged or destroyed, or apply such proceeds to the payment of the Secured Obligations; provided, however, that the Company need not repair or replace the Collateral so lost, damaged or destroyed to the extent the failure to make such repair or replacement (i) is desirable to the proper conduct of the business of the Company in the ordinary course and otherwise in the best interest of the Company and (ii) would not impair the rights and benefits under this Agreement of the Lenders. In the absence of any event of default or any other event which with the passage of time, the giving of notice or both, would constitute an event of default hereunder, the Company shall be entitled to retain such insurance proceeds for the purpose of repairing or replacing the relevant Collateral. In the event the Company shall receive any proceeds of such insurance during the existence of any event of default or event which with the passage of time, the giving of notice or both, would constitute an event of default hereunder, the Company will immediately pay over such proceeds to the Agent. The Company hereby authorizes the Agent, upon the occurrence and during the continuation of any event of default hereunder, at the Agent's option to adjust, compromise and settle any losses under any insurance afforded, and the Company does hereby irrevocably constitute the Agent, its officers, agents and attorneys, as its attorneys-in-fact, with full power and authority, upon the occurrence and during the continuation of any event of default hereunder, to effect such adjustment, compromise and/or settlement and to endorse any drafts drawn by an insurer of the Collateral or any part thereof and to do everything necessary to carry out such purposes and to receive and receipt for any unearned premiums due under policies of such insurance; but unless the Agent elects to adjust, compromise or settle losses as aforesaid, such adjustment, compromise and/or settlement shall be made by the Company, subject to final approval of the Agent in the case of losses exceeding $1,000,000. Net insurance proceeds received by the Agent under the provisions hereof or under any policy or policies of insurance covering the Collateral or any part thereof shall be applied to the reduction of the Secured Obligations (whether or not then due);
provided, however, that the Agent agrees, subject to the immediately following sentence, to release such insurance proceeds to the Company for replacement or restoration of the portion of the Collateral lost, damaged or destroyed required by this Agreement to be so replaced or restored if, but only if,
(i) no event of default hereunder or any other event which with the passage of time, the giving of notice or both, would constitute such an event of default, shall have occurred or be continuing at the time of release, (ii) written application for such release is received from the Company within 30 days of receipt of such proceeds and (iii) the Agent has received evidence reasonably satisfactory to it that the Collateral lost, damaged or destroyed has been or will be replaced or restored to its condition immediately prior to the loss, destruction or other event giving rise to the payment of such insurance proceeds. All insurance proceeds shall be subject to the lien and security interest of the Agent hereunder. If at any time when any Collateral owned or operated by the Company is not covered by such insurance in violation of this Agreement, the Company shall nevertheless promptly ground such Collateral and will not permit the same to be flown until such insurance is in effect.

  Section 2.7. The Company will and at its own expense, do, execute, acknowledge and deliver all and every future acts, deeds, conveyances, transfers and assurances necessary or proper for the perfection of the security interest herein provided for in the Collateral, whether now owned or hereafter acquired. Without limiting the foregoing, the Company will at its own expense cause this Agreement and all security agreements supplemental hereto, to be filed with the Federal Aviation Administration, and all financing and continuation statements and similar notices required by applicable law, at all times to be kept, recorded and filed at its own expense in such manner and in such places as may be required by law in order to preserve and protect the rights of the Agent and the Lenders hereunder.

  Section 2.8. On failure of the Company to perform any of the covenants and agreements herein contained, the Agent may, at its option, perform the same and in so doing may expend such sums as the Agent may reasonably deem advisable in the performance thereof, including without limitation the payment of any insurance premiums, the payment of any taxes, liens and encumbrances, expenditures made in defending against any adverse claim and all other expenditures which the Agent may be compelled to make by operation of law or which the Agent may make by agreement or otherwise for the protection of the security hereof. All such sums and amounts so expended shall be repayable by the Company immediately without notice or demand, shall constitute so much additional Secured Obligations and shall bear interest from the date said amounts are expended at the rate per annum (computed on the basis of a year of 365 or 366 days, as the case may be, for the actual number of days elapsed) determined by adding 2% to the Base Rate (as defined in the Credit Agreement) from time to time in effect plus the Applicable Margin (as defined in the Credit Agreement) for Base Rate Loans under the Revolving Credit (as defined in the Credit Agreement) (such rate per annum as so determined being hereinafter referred to as the "Default Rate"). No such performance of any covenant or agreement by the Agent on behalf of the Company and no such advancement or expenditure therefor, shall relieve the Company of any default under the terms of this Agreement. The Agent, in making any payment hereby authorized may do so according to any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien or title or claim. The Agent, acting reasonably and in good faith, in performing any act hereunder, shall be the sole judge of whether the Company is required to perform the same under the terms of this Agreement. The Agent is authorized to charge any depository account of the Company maintained with the Agent for the amount of such sums and amounts so expended by the Agent.

SECTION 3. POWER OF ATTORNEY.

     In addition to any other powers of attorney contained herein, the Company appoints the Agent, its nominee, or any other person whom the Agent may designate as the Company's attorney in fact, with full power upon the occurrence and during the continuation of any event of default hereunder, to endorse the Company's name on any checks, notes, acceptances, money orders, drafts or other forms of payment or security that may come into the Agent's possession, to sign the Company's name on any certificate of ownership, registration card, application therefor, affidavits, or documents necessary to transfer title to any of the Collateral, to receive and receipt for all licenses, registration cards and certificates of ownership, and on any notices of assignment and on public records, and to do all things necessary to carry out this Agreement. The Company hereby agrees that neither the Agent nor any such attorney will be liable for any acts or omissions nor for any error of judgment or mistake of fact or law other than their gross negligence or willful misconduct. The foregoing power of attorney, being coupled with an interest, is irrevocable until the Secured Obligations have been fully satisfied. The Agent may file one or more security agreements and/or financing statements disclosing its lien on and security interest in any or all of the Collateral without the Company's signature appearing thereon, including without limitation the filing of this Agreement and all security agreements supplemental thereto with the Federal Aviation Administration. The Company also hereby grants the Agent a power of attorney to execute any such financing statement, or amendments and supplements thereto, on behalf of the Company without notice thereof to the Company, which power of attorney is coupled with an interest and is irrevocable until the Secured Obligations have been fully satisfied.

SECTION 4. DEFAULTS AND REMEDIES.

  Section 4.1. The occurrence of any event or the existence of any condition which is specified as an Event of Default under the Credit Agreement shall constitute an event of default hereunder.

  Section 4.2. Upon the occurrence and during the continuation of any event of default hereunder, the Agent shall have, in addition to all other rights provided herein or by law, the rights and remedies of a secured party under the Uniform Commercial Code of the State of Illinois (the "Code") (regardless of whether the Code is the law of the jurisdiction where the rights or remedies are asserted and regardless of whether the Code applies to the affected
Collateral), and further the Agent may, without demand and without advertisement, notice, hearing or process of law, all of which the Company hereby waives to the extent permitted by applicable law, at any time or times and subject to any mandatory legal requirements, sell and deliver any or all Collateral held by or for it at public or private sale, for cash, upon credit or otherwise, at such prices and upon such terms as the Agent deems advisable, in its sole discretion. In addition to all other sums due the Agent or any Lender hereunder, the Company shall pay the Agent and any Lender all costs and expenses reasonably incurred by the Agent or such Lender, including a reasonable allowance for attorneys' fees and court costs, in obtaining, liquidating or enforcing payment of Collateral or Secured Obligations or in the prosecution or defense of any action or proceeding by or against the Agent, such Lender or the Company concerning any matter arising out of or connected with this Agreement or the Collateral or Secured Obligations, including without limitation any of the foregoing arising in, arising under or related to a case under the United States Bankruptcy Code. Any requirement of reasonable notice shall be met if such notice is personally served on or mailed, postage prepaid, to the Company in accordance with Section 8.2 hereof at least 10 days before the time of sale or other event giving rise to the requirement of such notice; however, no notification need be given to the Company if the Company has signed, after an event of default hereunder has occurred, a statement renouncing any right to notification of sale or other intended disposition. The Agent shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given.
The Agent or any Lender may be the purchaser at any such sale. The Company hereby waives all of its rights of redemption from any such sale. Subject to the provisions of applicable law, the Agent may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, be made at the time and place to which the sale was postponed or the Agent may further postpone such sale by announcement made at such time and place.

  Section 4.3. Without in any way limiting the foregoing, the Agent shall upon the occurrence and during the continuation of any event of default hereunder have the right, in addition to all other rights provided herein or by law, to take physical possession of any and all of the Collateral and anything found therein, the right for that purpose to enter without legal process any premises where the Collateral may be found (provided such entry be done lawfully), and the right to maintain such possession on the Company's premises (the Company hereby agreeing to lease warehouses to the Agent or its designee if the Agent so requests) or to remove the Collateral or any part thereof to such other places as the Agent may desire. Upon the occurrence and during the continuation of any event of default hereunder, the Company shall, upon the Agent's demand, assemble the Collateral and make it available to the Agent at a place designated by the Agent. If the Agent exercises its right to take possession of the Collateral, the Company shall also at its expense perform any and all other steps requested by the Agent to preserve and protect the security interest hereby granted in the Collateral.

  Section 4.4. Failure by the Agent to exercise any right, remedy or option under this Agreement or any other agreement between the Company and the Agent or provided by law, or delay by the Agent in exercising the same, shall not operate as a waiver; no waiver shall be effective unless it is in writing, signed by the party against whom such waiver is sought to be enforced and then only to the extent specifically stated. Neither the Agent, nor any Lender, nor any party acting as attorney for the Agent or any Lender, shall be liable hereunder for any acts or omissions or for any error of judgment or mistake of fact or law other than their gross negligence or willful misconduct. The rights and remedies of the Agent under this Agreement shall be cumulative and not exclusive of any other right or remedy which the Agent or the Lenders may have.

SECTION 5. APPLICATION OF PROCEEDS.

     The proceeds and avails of the Collateral at any time received by the Agent upon the occurrence and during the continuation of any event of default hereunder shall, when received by the Agent in cash or its equivalent, be applied by the Agent in reduction of the Secured Obligations as set forth in
Section 3.6 of the Credit Agreement. The Company shall remain liable to the Agent and the Lenders for any deficiency in the Secured Obligations. Any surplus remaining after the full payment and satisfaction of the Secured
Obligations shall be returned to the Company or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.

SECTION 6. CONTINUING AGREEMENT.

     This Agreement shall be a continuing agreement in every respect and shall remain in full force and effect until all of the Secured Obligations, both for principal and interest, have been fully paid and satisfied and any commitment of any Lender to extend any credit to the Company under the Credit Agreement shall have terminated and all of the letters of credit have by their terms expired or been fully and indefeasibly secured with cash. Upon such termination of this Agreement, the Agent shall, upon the request and at the expense of the Company, forthwith release all its liens and security interests hereunder.

SECTION 7. THE AGENT.

     In acting under or by virtue of this Agreement, the Agent shall be entitled to all the rights, authority, privileges and immunities provided in
Section 10 of the Credit Agreement, all of which provisions of said Section 10 are incorporated by reference herein with the same force and effect as if set forth herein. The Agent hereby disclaims any representation or warranty to the Lenders concerning the perfection of the security interest granted hereunder or the value of the Collateral.

SECTION 8. MISCELLANEOUS.

  Section 8.1.   This Agreement cannot be changed or terminated orally.  This
Agreement shall create a continuing security interest in the Collateral and shall be binding upon the Company, its successors and assigns and shall inure, together with the rights and remedies of the Agent hereunder, to the benefit of the Agent and its successors and assigns; provided, however, that the Company may not assign its rights or delegate its duties hereunder without the Agent's prior written consent. Without limiting the generality of the foregoing, and subject to the provisions of Sections 11.16 and 11.17 of the Credit Agreement, any Lender may assign or otherwise transfer any indebtedness held by it secured by this Agreement to any other person or entity, and such other person or entity shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, subject, however, to the provisions of the Credit Agreement. The Company hereby releases the Agent from any liability for any act or omission relating to the Collateral or this Agreement, except the Agent's gross negligence or willful misconduct.

  Section 8.2. All communications provided for herein shall be in writing, except as otherwise specifically provided for hereinabove, and shall be given and deemed to have been made in accordance with Section 11.7 of the Credit
Agreement.

  Section 8.3. No Lender shall have the right to institute any suit, action or proceeding in equity or at law for the foreclosure of this Agreement or for the execution of any trust or power hereof or for the appointment of a receiver, or for the enforcement of any other remedy under or upon this Agreement; it being understood and intended that no one or more of the Lenders shall have any right in any manner whatsoever to affect, disturb or prejudice the lien of this Agreement by its or their action or to enforce any right hereunder, and that all proceedings at law or in equity shall be instituted, had and maintained by the Agent in the manner herein provided and for the ratable benefit of the Lenders.

  Section 8.4. In the event that any provision hereof shall be deemed to be invalid by reason of the operation of any law or by reason of the interpretation placed thereon by any court, this Agreement shall be construed as not containing such provision, but only as to such jurisdictions where such law or interpretation is operative, and the invalidity of such provision shall not affect the validity of any remaining provision hereof, and any and all other provisions hereof which are otherwise lawful and valid shall remain in full force and effect.

  Section 8.5. This Agreement shall be deemed to have been made in the State of Illinois and shall be governed by and construed in accordance with the laws of the State of Illinois, without regard to principles of conflicts of laws.
All terms which are used in this Agreement which are defined in the Code shall have the same meanings herein as said terms do in the Code unless this Agreement shall otherwise specifically provide. The headings in this instrument are for convenience of reference only and shall not limit or otherwise affect the meaning of any provision hereof.

  Section 8.6. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each constituting an original, but all together one and the same instrument.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed as of the date first above written.

                               MISSISSIPPI CHEMICAL CORPORATION
ATTEST:

                               By /s/ Timothy A. Dawson
                                      ----------------------------
                                  Its   Senior Vice President and
                                         Chief Financial Officer
/s/ Rosalyn B. Glascoe
----------------------
Its Corporate Secretary

     Accepted and agreed to in Chicago, Illinois as of the date first above written.

                                HARRIS TRUST AND SAVINGS BANK, as Agent
                                By
                                   ___________________________________________
                                   Its________________________________________

                (All signatures must be in ink)

                                   EXHIBIT A
                 EXISTING INSTRUMENTS, EQUIPMENT AND APPARATUS

                           [See attached Appendix A]


                                   EXHIBIT T


                         FIRST PREFERRED FLEET MORTGAGE
                            Dated February 24, 2000

                               MADE AND GIVEN BY

                                TNI BARGE, INC.
                                       TO

                    HARRIS TRUST AND SAVINGS BANK, AS AGENT
                                  as Mortgagee


                               TABLE OF CONTENTS

SECTION                             HEADING                               PAGE

Parties                                                                      1

Recitals                                                                     1

SECTION 1.     COVENANTS AND WARRANTIES                                      3

     Section 1.1. Title to Vessels                                           3
     Section 1.2. Documentation of Vessels                                   4
     Section 1.3. Operation of Vessels                                       4
     Section 1.4. Compliance with Applicable Laws                            4
     Section 1.5. Condition and Maintenance of Vessels                       4
     Section 1.6. Maintenance of Mortgage; Further Assurances                4
     Section 1.7. Mortgagee's Right to Inspect                               5
     Section 1.8. Creation of Liens                                          5
     Section 1.9. Insurance                                                  5
     Section 1.10.Requisition of Title to Vessels                            7
     Section 1.11.Deficiency Payments                                        7
     Section 1.12.Payment of Taxes                                           8
     Section 1.13.Payment of Indebtedness                                    8
     Section 1.14.Maintenance of Existence, Etc.                             8
     Section 1.15.Merger, Consolidation, Etc.                                8
     Section 1.16.Liens Absolute, Etc                                        9
     Section 1.17.Direct and Primary Security - No Subrogation               9
     Section 1.18.Revolving Credit Loan                                     10

SECTION 2.     DEFAULTS AND OTHER PROVISIONS                                10

     Section 2.1. Events of Default; Remedies                               10
     Section 2.2. Appointment of Receiver; Sale                             11
     Section 2.3. Waivers; Remedies Not Exclusive, Etc.                     11
     Section 2.4. Discontinued Proceedings                                  12
     Section 2.5. Application of Proceeds                                   12
     Section 2.6. General Powers of the Mortgagee                           12
     Section 2.7. Owner's Right to Possession                               13

SECTION 3.     MISCELLANEOUS                                                13

     Section 3.1. Successors and Assigns                                    13
     Section 3.2. Partial Invalidity                                        13
     Section 3.3. Communications                                            13
     Section 3.4. Release                                                   14
     Section 3.5. Headings                                                  14
     Section 3.6. No Waiver of Preferred Status                             14
     Section 3.7. Governing Law                                             14
     Section 3.8. Discharge                                                 14
     Section 3.9. Agent                                                     15

Signature Page                                                              15

Acknowledgment

ATTACHMENTS TO FIRST PREFERRED FLEET MORTGAGE:
     SCHEDULE 1 -- Description of Vessels


                                 Amount of Mortgage:

                   $200,000,000 plus interest and performance
                             of mortgaged covenants

                         FIRST PREFERRED FLEET MORTGAGE

     THIS FIRST PREFERRED FLEET MORTGAGE, dated February 24, 2000 (as same may hereafter be amended or supplemented, being herein called the "Mortgage"), made and given by TNI Barge, Inc., a Delaware corporation, whose post office address is P.O. Box 323, Yazoo City, Mississippi 39194-0323 (the "Owner"), to Harris
Trust and Savings Bank, an Illinois banking corporation with its principal place of business at 111 West Monroe Street, Chicago, Illinois 60690,
(hereinafter referred to as "Harris") for itself and as agent hereunder for the Lenders hereinafter defined (Harris acting as such agent and any successor or successors to Harris in such capacity being hereinafter referred to as "Mortgagee");

                              W I T N E S S E T H:

     WHEREAS, the Owner is the owner of the whole of those certain nine ammonia barges and two nitrogen solution barges described in Schedule I hereto, which barges are documented under the laws of the United States; and

     WHEREAS, Mississippi Chemical Corporation, a Mississippi corporation (the
"Borrower") has entered into with Harris (individually and as administrative agent for itself and the lenders who may from time to time be parties to the Credit Agreement described below (individually a "Lender" and collectively the "Lenders")) that certain Credit Agreement dated as of November 25, 1997, as the same may from time to time be amended (as so amended, the "Credit Agreement") pursuant to which the Lenders commit, subject to certain terms and conditions, to make a revolving credit facility (the "Revolving Credit") in the aggregate principal amount of $200,000,000 available to the Borrower; and

     WHEREAS, Harris may, pursuant to the Credit Agreement and as part of the Revolving Credit referred to above, issue letters of credit (individually an "L/C" and collectively the "L/Cs") for the account of the Borrower in an aggregate face amount not to exceed $30,000,000 and with expiry dates of not more than one year from the date of issuance thereof, but in no event later than November 25, 2002, which L/Cs are to be issued upon and subject to the terms of separate applications and agreements for L/Cs to be executed by the Grantor (individually an "Application" and collectively the "Applications");
and

     WHEREAS, pursuant to the Credit Agreement Harris commits, subject to certain terms and conditions and as part of the Revolving Credit referred to above, to make swingline loans (the "Swingline Loans") to the Borrower in an aggregate principal amount outstanding at any time not to exceed $25,000,000;
and
     WHEREAS, pursuant to the Credit Agreement the Lenders may, but are not obligated to, make competitive bid loans ("Bid Loans" and, together with all loans made under the Revolving Credit and all Swingline Loans, individually a "Loan" and collectively the "Loans") to the Borrower in an aggregate principal amount outstanding at any time which, together with the aggregate principal amount of all other Loans then outstanding shall not exceed $200,000,000; and

     WHEREAS, all Loans made to the Borrower under the Credit Agreement are to be evidenced by Revolving Credit Notes of the Borrower, aggregating
$200,000,000, payable to the order of the respective Lender named thereon and maturing in no event later than November 25, 2002 and bearing interest thereon at the rates and payable at the times provided in the Credit Agreement (such promissory notes and any and all promissory notes issued in renewal thereof or in substitution or replacement therefor being hereinafter referred to collectively as the "Notes" and individually as a "Note"); and

     WHEREAS, Mississippi Nitrogen, Inc. and MissChem Nitrogen, L.L.C.
(individually a "Guarantor" and collectively the "Guarantors") have executed and delivered to the Lenders a Guaranty Agreement dated July 1, 1999 (such
Guaranty Agreement, as the same may from time to time be amended, the "Guaranty"), pursuant to which the Guarantors guaranty the payment when due of all of the Borrower's indebtedness, obligations and liabilities to the Lenders under the Credit Agreement, the Notes and the Applications; and

     WHEREAS, all Loans under the Credit Agreement are classified as either A
Loans or B Loans; and

     WHEREAS, the aggregate principal amount of the B Loans outstanding under the Credit Agreement may not exceed the difference between (x) 15% of the Borrower's Consolidated Net Tangible Assets and (y) the B Loan Availability
Reserve, which is $105,000,000 on January 31, 2000; and

     WHEREAS, the Borrower owns, directly or indirectly, equity interests in the Owner and provides Owner with financial, management, administrative, technical support and other services pursuant to a management services agreement which enables Owner to conduct its business in an orderly and efficient manner in the ordinary course; and

     WHEREAS, Owner will benefit, directly or indirectly, from credit and other financial accommodations extended by the Lenders to the Borrower; and

     NOW, THEREFORE, in consideration of the premises and of the sum of Ten
Dollars received by the Owner from the Mortgagee and other good and valuable consideration, the receipt whereof is hereby acknowledged, and in order to secure (i) the payment of the principal of and interest on the A Loans as and when the same become due and payable (whether by lapse of time, acceleration or otherwise), (ii) the payment of all sums owing in connection with the L/Cs
(collectively, the "Reimbursement Obligations") as and when the same become due and payable, (iii) the obligation of the Borrower to pay Mortgagee and the Lenders certain fees, costs, expenses, indemnities and other amounts pursuant to the Credit Agreement and the Applications except any such fees, costs, expenses, indemnities and other amounts relating to the principal of and interest on the B Loans or any amount relating thereto, (iv) the payment and performance by the Guarantors of all of their indebtedness, obligations and liabilities under the Guaranty except any such indebtedness, obligations and liabilities relating to the principal of or interest on the B Loans or any amount relating thereto, (v) the payment of all other indebtedness, obligations and liabilities which this Mortgage secures pursuant to any of its terms and (vi) the observance and performance of all covenants and agreements contained herein or in, the Credit Agreement, the Applications or in any other instrument or document at any time evidencing or securing any of the foregoing or setting forth terms and conditions applicable thereto, except any of the foregoing relating to the principal of and interest on the B Loans or any amount relating thereto (all of such indebtedness, obligations and liabilities being hereinafter collectively referred to as the "indebtedness hereby secured"):

     THE OWNER DOES HEREBY sell, convey, warrant, mortgage, assign, pledge, grant a security interest in and hypothecate unto the Mortgagee, its successors and assigns, forever, the whole of the barges described in Schedule I hereto, together with all machinery, tanks, apparel, equipment, covers any and all other appurtenances thereunto appertaining or belonging, and also any and all additions, improvements and replacements hereafter made in or to said barge, or any part thereof, or in or to its machinery, tanks, apparel, equipment, covers and other appurtenances aforesaid (said barges, together with all the foregoing, being herein individually called a "Vessel" and collectively the "Vessels");

     TO HAVE AND TO HOLD forever, upon the terms herein set forth, for the benefit, security and protection of the holders of the indebtedness hereby secured; provided always, however that these presents are upon the express condition that if all of the indebtedness hereby secured shall have been paid and performed in full (including all sums payable under or according to the provisions of the Applications), all L/C's issued pursuant to the Applications shall have expired and any commitment in the Credit Agreement to make A Loans and issue L/C's shall have terminated, then these presents and the rights hereunder shall cease and this Mortgage shall become null and void; otherwise, to remain in full force and effect.

     This Mortgage is given on the further express condition that in no event will this Mortgage secure any indebtedness, obligation and liabilities of the Borrower or the Guarantors relating to the principal of and interest on the B
Loans or any amount relating thereto.

SECTION 1. COVENANTS AND WARRANTIES.

     The Owner covenants, warrants and agrees as follows:

  Section 1.1. Title to Vessels. The Owner lawfully owns and is lawfully possessed of the Vessels free from any lien whatsoever, and the Owner will warrant and defend the title and such possession thereto and to every part thereof for the benefit of the Mortgagee against the claims and demands of all persons whatsoever. The Owner will not sell, mortgage, transfer or charter any Vessel except as permitted under the Credit Agreement.

  Section 1.2. Documentation of Vessels. The Owner shall maintain the documentation of the Vessels under the laws of the United States. The Owner shall not permit any Vessel to be put, placed or operated under any other flag or documentation and will not do or suffer or permit anything to be done which can or might injuriously affect the registration or enrollment of such Vessel under the laws or regulations of the United States. The Owner is, and shall remain, a citizen of the United States within the meaning of Section 2 of the Shipping Act, 1916, as amended, for the purpose of operating the Vessels in the coastwise trade.

  Section 1.3. Operation of Vessels. The Owner will permit the Vessels to be operated only in waters permitted by its insurance policies covering the Vessels.

  Section 1.4. Compliance with Applicable Laws. The Owner agrees to comply with all governmental laws, regulations, requirements and rules (including the rules of the United States Coast Guard) with respect to the use, maintenance and operation of the Vessels and to have on board, when required thereby, valid certificates showing such compliance. The Owner will not engage in any unlawful trade or violate any law or carry any cargo that will expose any Vessel to penalty, forfeiture or capture.

  Section 1.5. Condition and Maintenance of Vessels. Each Vessel meets all requirements to entitle her to the highest classification and rating for vessels of the same age and type in the American Bureau of Shipping and is tight, staunch, strong and well and sufficiently tackled, appareled, furnished and equipped, and in every respect seaworthy and in good running condition and repair and in all respects fit for service. The Owner, without expense to the Mortgagee, will at all times cause each Vessel:

            (a) to be maintained and preserved in good condition, working order and repair as will entitle her to retain the highest classification and rating for vessels of the same age and type in the American Bureau of Shipping;

            (b) to be kept in such condition as will enable such Vessel to pass such inspection as may be required by maritime underwriters as a condition to the insurance required to be maintained hereunder and to pass such inspection as may be required by law; and

            (c) to be overhauled when necessary and to be drydocked, cleaned and bottom-painted when necessary;

and, upon the written request of the Mortgagee, but not more often than every two years after the date of this Mortgage, will cause each Vessel to be surveyed by an independent marine surveyor, reasonably satisfactory to the Mortgagee, and will promptly furnish to the Mortgagee a written report of such surveyor as to the results of such survey and the compliance with this
Section 1.5.

  Section 1.6. Maintenance of Mortgage; Further Assurances. The Owner will comply with 46 U.S.C. Section 31301 et seq., as amended and all other provisions of law in order to establish and maintain this Mortgage as a valid "first preferred" Mortgage upon the Vessels and upon all additions, renewals, improvements and replacements made in or to the same; and will do such other acts, and execute and deliver such other deeds, conveyances, mortgages, transfers and assurances as the Mortgagee shall reasonably require for the better assuring, conveying, transferring, mortgaging, assigning and confirming the Vessels unto the Mortgagee in order more effectively to subject the Vessel to the lien of this Mortgage as security for and for the benefit and protection of the indebtedness hereby secured.

  Section 1.7. Mortgagee's Right to Inspect. The Mortgagee or its representatives shall be entitled, but shall be under no obligation, to inspect the Vessels and their cargo and marine documents at any reasonable time upon written notice to the Owner. At the request of the Mortgagee, the Owner will deliver for inspection copies of any and all contracts and documents relating to the Vessels.

  Section 1.8. Creation of Liens. Neither the Owner nor any other person has or shall have any right, power or authority to create, incur or permit to be placed or imposed upon the Vessels, or any part thereof, or any of their freights, profits or hire, any lien whatsoever other than liens for damages arising out of tort or liens for wages of a stevedore when employed directly by the Owner or the operator, master, ship's husband or agent of any Vessel, for crews' wages, for general average or for salvage (including contract salvage).
The Owner shall, no later than thirty days after they become due, pay or satisfy and discharge, or cause to be paid, satisfied or discharged, any and all claims which, if unpaid, might constitute or become a lien or a charge upon any Vessel, and any liens or charges which may be levied against or imposed upon any Vessel, but the Owner shall not be required to pay or discharge any such claims so long as it shall, in good faith and by appropriate legal proceedings, contest the validity thereof in any reasonable manner which will not affect or endanger the title and interest of the Owner in the Vessels or the interest of the Mortgagee hereunder.

  Section 1.9. Insurance. (a) The Owner, without expense to the Mortgagee, will cause the following insurance to be carried and maintained:

            (i) Marine Insurance on the Vessels in an amount at least equal to the value of the Vessels covering the hull and all equipment and appurtenances of the Vessels, against all usual marine risks subject to no deductible in excess of $250,000 per occurrence unless such deductible amounts are otherwise insured;

           (ii) Insurance covering the customary protection and indemnity risks in an amount at least equal to the value of the Vessels and subject to no deductible in excess of $2,000,000 per occurrence;

          (iii) Insurance in an amount at least equal to $5,000,000 subject to no deductible in excess of $250,000 against liability arising out of pollution, spillage or leakage in connection with operations conducted by any Vessel;

           (iv) War risk insurance, if requested by the Mortgagee and if made available through agencies of the United States government; and

            (v) Such other insurance coverage for the Owner in such forms and amounts and against such hazards as are customary for companies engaged in similar businesses and owning and operating similar properties.
     Each insurance policy:

            (a) shall be by such insurer (or association), in such form and with such provisions (including, without limitation, the loss payable
	  clause and the designation of named assureds) as the Mortgagee may approve;

            (b) shall prohibit cancellation or substantial modification by the insurer without the written consent of both the Owner and the Mortgagee or, in the absence of such consent, without at least 30 days' prior written notice to the Owner and the Mortgagee. The Owner will cause to be delivered to the Mortgagee whenever requested, copies of all covernotes, binders or policies for the purposes of inspection or safekeeping (and originals thereof if necessary for the enforcement of any rights thereunder);

            (c) shall provide that there shall be no recourse against the Mortgagee for premiums in respect thereof; and

            (d) shall insure the Mortgagee's interest regardless of any breach of or violation by the Owner of any warranty, declaration or condition contained in such policy and shall not be invalidated or adversely affected by any act or omission of the Owner or its employees or agents.

     (b) The Owner shall on behalf and for the benefit of itself and the Mortgagee maintain a Certificate of Financial Responsibility issued by the United States pursuant to the Federal Water Pollution Control Act to the extent that the same may be required by law or regulation.

     (c) Unless otherwise required by the Mortgagee by written notice to the insurers, all hull insurance carried or maintained on the Vessels shall be made payable as follows:

            (i)   In the event of any damage to any Vessel involving a loss of
     $1,000,000 or more, or in the event of an actual, constructive or agreed
	  total loss of any Vessel, the insurance proceeds shall be made payable to
	  the Mortgagee or the Owner, as their interest may appear; and

           (ii) In the event of any damage to any Vessel involving a loss of less than $1,000,000, the insurance proceeds shall be made payable to the
	  Owner.

     (d) The Owner will not do or suffer or permit any act to be done whereby any insurance is or may be suspended, impaired or defeated, and will not suffer or permit any Vessel to engage in any voyage or carry any cargo not permitted under the policies of insurance in effect, without first covering such Vessel by insurance (which shall be satisfactory to the Mortgagee) for such voyage or the carriage of such cargo.

     (e) The Owner will pay or cause to be paid the premiums on and costs of all such insurance and all renewals thereof, when and as the same become payable and in any event within 30 days from the date when such insurance attaches, and will forthwith furnish to the Mortgagee evidence satisfactory to the Mortgagee that the same have been paid.

     (f) In the event that any claim or lien is made against any Vessel for loss, damage or expense which is covered by insurance required hereunder, and it is necessary for the Owner to obtain a bond or supply other security to prevent arrest of such Vessel, or to release such Vessel from arrest on account of such claim or lien, the Mortgagee, on written request of the Owner, may, in the sole discretion of the Mortgagee, assign to any person, firm or corporation executing a surety or guarantee bond or other agreement to save or release such Vessel from such arrest, all right, title and interest of the Mortgagee in and to such insurance covering such loss, damage or expense, as collateral security to indemnify against liability under such bond or other agreement.

     (g) The Owner will, without expense to the Mortgagee, cause all proof of loss to be made and all other necessary or appropriate action to be taken to effect collections from insurers of insurance required by this Section 1.10.
To that end, the Mortgagee, at the expense of the Owner, will sign such claim papers and other documents, take such action and furnish such information as may be reasonably requested, including tendering abandonment of the Vessel to insurers or others.

     (h) On the date hereof, the Owner will furnish to the Mortgagee a report signed by marine insurance brokers satisfactory to the Mortgagee with respect to the insurance maintained under this Mortgage (including, without limitation, as to each policy, its number, the amount, the insurer, the named assureds, the type of risk, the loss payees and the expiration date) and stating the opinion of said brokers that such insurance complies with the terms hereof and stating the opinion of the signer as to the adequacy of such insurance for the protection of the interests of the Owner and the Mortgagee. Within 30 days after the end of each fiscal year, the Owner will furnish the Mortgagee with a certificate of the President, any Vice President, the Treasurer or an Assistant
Treasurer of the Owner containing a statement of the insurance maintained by the Owner pursuant to this Section 1.10 (including, as to each policy, its number, the amount, the Insurer, the named assureds, the type of risk, the loss payees and the expiration date) and a statement that such insurance complies with the terms hereof.

 Section 1.10. Requisition of Title to Vessels. In the event that title or ownership of any Vessel shall be requisitioned, purchased or taken by any government of any country or any agent thereof, the lien of this Mortgage shall be deemed to attach to the claim for compensation and the compensation, purchase price, reimbursement or award shall be payable to the Mortgagee. The
Owner shall promptly execute and deliver such documents, if any, and shall promptly do and perform such acts, if any, as in the opinion of the Mortgagee may be necessary or useful to facilitate or expedite the collection by the Mortgagee of such compensation, purchase price, reimbursement or award.

 Section 1.11. Deficiency Payments. In the event the amount due on the indebtedness hereby secured exceeds the proceeds of insurance received by the Mortgagee pursuant to Section 1.9(c)(i) in the case of an actual or constructive total loss of any Vessel, or the compensation or award received by the Mortgagee pursuant to Section 1.11 in the case of a requisition of any Vessel, the Owner shall promptly pay over to the Mortgagee an amount in cash equal to the difference between the amount due on the indebtedness hereby secured and the amount of said insurance proceeds, compensation or award so received by the Mortgagee.

 Section 1.12. Payment of Taxes. The Owner shall report, pay and discharge or cause to be reported, paid and discharged, when due, all license and registration fees, assessments, sales, use and property taxes, gross receipts taxes arising out of receipts from use or operation of the Vessels, and other taxes, fees and governmental charges similar or dissimilar to the foregoing, levied or assessed against any Vessel or the interest of the Owner therein and in respect thereof, and all sales and use taxes which may be levied or assessed against or payable by the Owner on account of the acquisition, chartering or subchartering or use of any Vessel, together with any penalties or interest thereon, imposed by any state, Federal or local government upon such Vessel;
provided, however, that the Owner shall not be required to pay or discharge any such tax or assessment so long as it shall, in good faith and by appropriate legal proceedings, contest the validity thereof in any reasonable manner which will not affect or endanger the title and interest of the Owner to such Vessel.

 Section 1.13. Payment of Indebtedness. Subject to the limitations contained in Section 3 hereof, the Owner will duly and punctually pay, or cause to be paid, the principal of and interest on the indebtedness hereby secured.

 Section 1.14. Maintenance of Existence, Etc. The Owner shall at all times maintain its existence as a corporation in good standing under the laws of the State of Delaware except as permitted by Section 1.15 hereof. The Owner will do or cause to be done all things necessary to preserve and keep in full force and effect its right (charter and statutory) to do business and will remain in good standing in each jurisdiction where the character of its properties or the nature of its activities makes such qualification necessary.

 Section 1.15. Merger, Consolidation, Etc. The Owner shall not consolidate with or merge into any Person (which term, for the purposes of this Section
1.16, means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof) or lease (other than in the ordinary course of business), convey or transfer substantially all of its assets as an entirety to any Person, unless:

            (a)   the corporation or other entity formed by such consolidation or into which the Owner is merged or the Person which acquires by
	  conveyance, transfer or lease substantially all of the assets of the Owner
	  as an entirety shall be duly organized, legally existing and in good
	  standing under the laws of the United States of America or any state or
	  the District of Columbia and shall be a citizen of the United States as
	  defined in Section 2 of the Shipping Act, 1916, as amended, for the
	  purpose of operating the Vessels in the coastwise trade;

            (b) such Person shall execute and deliver to the Mortgagee an assumption agreement in form and substance satisfactory to the Mortgagee containing an assumption by such successor corporation or Person of the
	  due and punctual performance of each obligation, covenant and condition of this Mortgage;

            (c) immediately after giving effect to such transaction and as a consequence thereof, no Event of Default under this Mortgage, and no event which, after notice or lapse of time, or both, would become an Event of
	  Default under this Mortgage, shall have occurred and be continuing; and

            (d) the Owner shall have delivered to the Mortgagee a Certificate signed by its President or a Vice President and by its Secretary or an
	  Assistant Secretary, and an opinion of counsel satisfactory to the Mortgagee stating that such consolidation, merger, conveyance, transfer or lease and the assumption agreement required by subparagraph (b) above comply with this Section 1.16 and that all conditions precedent therein provided for relating to such action have been complied with.

No such conveyance, transfer or lease of substantially all of the assets of the Owner as an entirety shall have the effect of releasing the Owner or any successor corporation which shall theretofore have become such in the manner prescribed in this Section 1.16 from its liability hereunder.

 Section 1.16. Liens Absolute, Etc. The Owner acknowledges and agrees that the liens and security interests hereby created are absolute and unconditional and shall not in any manner be affected or impaired by any acts or omissions whatsoever of the Mortgagee or any other holders of any of the indebtedness hereby secured, and without limiting the generality of the foregoing, the lien and security hereof shall not be impaired by any acceptance by the Mortgagee or any other holder of any of the indebtedness hereby secured of any other security for or guarantors upon any of the indebtedness hereby secured or by any failure, neglect or omission on the part of the Mortgagee or any other holder of any of the indebtedness hereby secured to realize upon to protect any of the indebtedness hereby secured or any collateral security therefor.
The lien and security hereof shall not in any manner be impaired or affected by any sale, pledge, surrender, compromise, settlement, release, renewal, extension, indulgence, alteration, substitution, exchange, change in, modification or disposition of any of the indebtedness hereby secured, or of any collateral security therefor, or of any guaranty thereof, or of any loan agreement executed in connection therewith. In order to realize hereon and to exercise the rights granted Mortgagee hereby and under applicable law, there shall be no obligation on the part of Mortgagee or any other holder of any of the indebtedness hereby secured at any time to first resort for payment to the obligor on any note evidencing any of the indebtedness hereby secured or to any guaranty of any of the indebtedness hereby secured or any part thereof or to resort to any other collateral security, property, liens or any other rights or remedies whatsoever, and Mortgagee shall have the right to enforce this instrument irrespective of whether or not other proceedings or steps are pending seeking resort to or realization upon or from any of the foregoing.

 Section 1.17. Direct and Primary Security - No Subrogation. The lien and security herein created and provided for stands as direct and primary security for the A Loans and the Applications as well as for any of the other indebtedness hereby secured. No application of any sums received by the Mortgagee or the Lenders in respect of the Vessels or any disposition thereof to the reduction of the indebtedness hereby secured or any part thereof shall in any manner entitle Owner to any right, title or interest in or to the indebtedness hereby secured or any collateral security therefor, whether by subrogation or otherwise, unless and until all indebtedness hereby secured has been fully paid and satisfied.

 Section 1.18. Revolving Credit Loan. The Mortgage is given to secure, among other things, a revolving credit loan and shall secure not only presently existing indebtedness under the Credit Agreement but also future advances, whether such advances are obligatory or to be made at the option of Lenders, or otherwise, as are made within twenty (20) years from the date hereof, to the same extent as if such future advances were made on the date of the execution of this mortgage, although there may be no advance made at the time of execution of this Mortgage and although there may be no indebtedness hereby secured outstanding at the time any advance is made. The lien of this Mortgage shall be valid as to all indebtedness hereby secured, including future advances, from the time of its filing for record. The total amount of indebtedness hereby secured may increase or decrease from time to time, but the total unpaid balance of indebtedness hereby secured (including disbursements which Mortgagee may make under this Mortgage, the Credit
Agreement, the Applications or any other documents related thereto) at any one time outstanding shall not exceed a maximum principal amount of Two Hundred
Million Dollars ($200,000,000) plus interest thereon and any disbursements made for payment of taxes, special assessments or insurance on the Vessels and interest on such disbursements, together with any fees, costs or expenses which may be payable hereunder (all such indebtedness being hereinafter referred to as the "maximum amount secured hereby").

SECTION 2. DEFAULTS AND OTHER PROVISIONS.

  Section 2.1. Events of Default; Remedies. In case any one or more of the following events, herein termed "Events of Default", shall happen; that is to say, in case:

            (a) The occurrence of any event or the existence of any condition specified as an "Event of Default" under the Credit Agreement; or

            (b) The Owner ceases to be a citizen of the United States within the meaning of Section 2 of the Shipping Act of 1916, as amended, for the purpose of operating the Vessels in the coastwise trade;

then, and in each and every such case, the Mortgagee may:

            (1) by notice in writing to the Owner, declare the entire unpaid balance of the indebtedness hereby secured to be immediately due and payable; and thereupon all such unpaid balance, together with all accrued interest thereon, shall be and become immediately due and payable;

            (2) exercise all of the rights and remedies in foreclosure and otherwise given to a mortgagee by the laws of any applicable jurisdiction;

            (3) take the Vessels, or any of them, wherever the same may be, without legal process and without being responsible for loss or damage;
     and the Owner or other person in possession forthwith upon demand of the Mortgagee shall surrender to the Mortgagee possession of the Vessels and the Mortgagee may hold, lay up, lease, charter, operate or otherwise use the Vessel for such time and upon such terms as it may deem to be for its best advantage, accounting only for the net profits, if any, arising from such use of the Vessels and charging upon all receipts from the use of the Vessels or from any sale thereof or from the exercise of any of the powers conferred by subparagraph (4) next following, all costs, expenses, charges, damages or losses by reason of such use; and

            (4) demand, collect, receive, compromise and sue for, so far as may be permitted by law, in the name of the Owner, all freight, hire, earnings, issues, revenues, income and profits of the Vessels, all amounts due from underwriters under any insurance thereon as payments of losses or as return premiums or otherwise, all salvage awards and recoveries, all recoveries in general average or otherwise, and all other sums due or to become due in respect of the Vessels, or in respect of any insurance thereon, from any person whomsoever, and to make, give and execute in the name of the Owner acquittances, receipts, releases or other discharges for the same, and to endorse and accept in the name of the Owner all checks, notes, drafts, warrants, agreements and other instruments in writing with respect to the foregoing, and the Owner does hereby irrevocably appoint the Mortgagee or its appointees, successors or assigns the true and lawful attorneys-in-fact of the Owner, upon the happening of an Event of Default, to do all said acts.

  Section 2.2. Appointment of Receiver; Sale. The Mortgagee in any suit to enforce any of its rights, powers and remedies, if an Event of Default shall have occurred and shall not have been cured, shall be entitled as a matter of right and not as a matter of discretion (i) to the appointment of a receiver or receivers of the Vessels, and any receiver so appointed shall have full rights and powers to use and operate the Vessels or such powers as the court appointing such receiver may prescribe, including but not limited to, the power to pay off the crew of the Vessels and repatriate the crew, if need be, and
(ii) to a decree ordering and directing the sale and disposal of the Vessels, whereupon the Mortgagee may become the purchaser at such sale and shall have the right to credit on the purchase price any and all sums of money due under the indebtedness hereby secured, or otherwise hereunder.

  Section 2.3. Waivers; Remedies Not Exclusive, Etc. No delay or omission of the Mortgagee to exercise any right or power arising from any Event of Default on the part of the Owner shall exhaust or impair any such right or power or prevent its exercise during the continuance of such Event of Default. No waiver by the Mortgagee of any such Event of Default, whether such waiver be full or partial, shall extend to or be taken to affect any subsequent Event of Default, or to impair the rights resulting therefrom except as may be otherwise provided herein. No remedy hereunder is intended to be exclusive of any other remedy but each and every remedy shall be cumulative and in addition to any and every other remedy given hereunder or otherwise existing. Nor shall the giving, taking or enforcement of any other or additional security, collateral or guaranty for the payment of the indebtedness secured under this Mortgage operate to prejudice, waive or affect the lien of the Mortgage or any rights, powers or remedies hereunder, nor shall the Mortgagee be required to first look to, enforce or exhaust such other additional security, collateral or guaranties.

  Section 2.4. Discontinued Proceedings. In case the Mortgagee shall have proceeded to enforce any right, power or remedy under this Mortgage by foreclosure, entry or otherwise and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Mortgagee, then and in every such case the Owner and the Mortgagee shall be restored to their former positions and rights hereunder with respect to the property subject to this Mortgage, and all rights, remedies and powers of the Mortgagee shall continue as if no such proceedings had been taken.

  Section 2.5. Application of Proceeds. The proceeds of the sale or requisition of the Vessels, the net earnings from any management, charter or other use of the same by the Mortgagee under any of the powers above specified, including the proceeds of any claim for damages on account of the Vessels and of any insurance moneys received by the Mortgagee for the account of the Vessels while exercising any such power or otherwise, and the net proceeds of any other sums collected by the Mortgagee in the name of the Owner or otherwise by virtue of the provisions of this Mortgage, shall be applied by the Mortgagee as follows:

                  First: To the payment of all reasonable expenses and charges, including the expenses of any sale, the expenses of any taking, attorney's fees, court costs and any other expenses or advances made or incurred by the Mortgagee in the protection of its rights or the pursuance of its remedies hereunder, and to provide adequate indemnity to the Mortgagee against liens claiming priority over or equality with this Mortgage; and

                  Second: To the payment of the amounts then due and unpaid on the indebtedness hereby secured for principal and interest; and

                  Third: To the payment of the surplus, if any, to the Owner, its successors and assigns, or to whomsoever may be lawfully entitled to receive the same.

  Section 2.6.   General Powers of the Mortgagee.  (a) In the event that any
Vessel shall be arrested or detained by a Marshall or other officer of any court of law, equity or admiralty jurisdiction in any country or nation of the world or by any government or other authority and shall not be released from arrest or detention within ten (10) days from the date of arrest or detention, the Owner does hereby authorize and empower the Mortgagee, in the name of the Owner, or its successors or assigns to apply for and receive possession of and to take possession of such Vessel with all rights and powers that the Owner, or its successors or assigns, might have, possess or exercise in any such event; and this power of attorney shall be irrevocable and may be exercised not only by the Mortgagee hereinabove named but also by an appointee or appointees, with full power of substitution, to the same extent as if the said appointee or appointees had been named as one of the attorneys above named by express designation.

     (b) The Owner also authorizes and empowers the Mortgagee or its appointees or any of them to appear in the name of the Owner, its successors or assigns, in any court of any country or nation of the world where a suit is pending against any Vessel because of or on account of any alleged lien against such Vessel from which such Vessel has not been released and to take such proceedings as to it may seem proper towards the defense of such suit and the discharge of such lien, and all expenditures made or incurred by it for the purpose of such defense or discharge shall be a debt due from the Owner, its successors or assigns, to the Mortgagee, and shall be secured by the lien of this Mortgage in like manner and extent as if the amount and description thereof were written herein.

     (c) If the Owner shall make default in the observance or performance of any of the covenants, conditions or agreements in this Mortgage on its part to be performed or observed, the Mortgagee may, in its discretion do all acts and make all expenditures necessary to remedy such default, including, without limitation of the foregoing, entry upon any Vessel to make repairs, and/or paying of insurance premiums, and the amount of all expenditures so made or incurred with interest at the rate which is the lesser of (i) the rate per annum determined by adding 2% to the rate per annum from time to time announced by Harris as its prime commercial rate with any change in such rate per annum as so determined by reason of a change in such prime commercial rate to be and become effective as of and on the date of such change in said prime commercial rate (the "Default Rate"), and (ii) the maximum rate permitted by applicable law, shall be secured by the lien of this Mortgage in like manner and extent as if the amount and description thereof were written herein; but the Mortgagee, though privileged so to do, shall be under no obligation to the Owner to make any such expenditures nor shall the making thereof relieve the Owner of any default in that respect. The amount of all other advances, expenses or liabilities made or incurred by the Mortgagee at any time in enforcing or protecting its rights hereunder or under the Note, with interest at the rate which is the lesser of (i) the Default Rate, and (ii) the maximum rate permitted by applicable law, shall be secured by the lien of this Mortgage in like manner and extent as if the amount and description thereof were written herein.

  Section 2.7. Owner's Right to Possession. Until one or more of the Events of Default hereinbefore described shall happen, the Owner shall be suffered and permitted to retain actual possession and use of the Vessels.

SECTION 3. MISCELLANEOUS.

  Section 3.1. Successors and Assigns. Whenever any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all the covenants, premises and agreements in this Mortgage contained by or on behalf of the Owner or by or on behalf of the Mortgagee, shall bind and inure to the benefit of the respective successors and assigns of such parties whether so expressed or not.

  Section 3.2. Partial Invalidity. All rights, powers and remedies provided herein are intended to be limited to the extent necessary so that they will not render this Mortgage invalid, unenforceable or not entitled to be recorded, registered or filed under any applicable law. The unenforceability, or invalidity of any provision or provisions of this Mortgage shall not render any other provision or provisions herein contained unenforceable or invalid.

  Section 3.3. Communications. All communications provided for herein shall be in writing and shall be deemed to have been given (unless otherwise required by the specific provisions hereof in respect of any matter) when delivered personally or when deposited in the United States mail, registered, postage prepaid, addressed as follows:

      If to the Owner:        TNI Barge, Inc.
                              P.O. Box 323
                              Yazoo City, Mississippi  39194-0323
                              Attention: Corporate Secretary

      If to the Mortgagee:    Harris Trust and Savings Bank
                              111 West Monroe Street
                              Chicago, Illinois 60690
                              Attention: Agribusiness Division

or to the Owner or the Mortgagee at such other address as the Owner or the Mortgagee may designate by notice duly given in accordance with this Section to the other party.

  Section 3.4. Release. The Mortgagee shall release this Mortgage and the lien granted hereby by proper instrument or instruments when all indebtedness hereby secured has been fully paid or discharged (including all sums payable under or according to the provisions of the Applications), all L/C's issued pursuant to the Applications shall have expired and any commitment in the Credit Agreement to advance funds shall have terminated.

  Section 3.5. Headings. Any headings or captions preceding the text of the several Sections hereof are intended solely for convenience of reference and shall not constitute a part of this Mortgage nor shall they affect its meaning, construction or effect.

  Section 3.6. No Waiver of Preferred Status. No provision of this Mortgage or any other document shall be deemed to constitute a waiver by the Mortgagee of the preferred status hereof given by 46 U.S.C. Section 31301 et seq., as amended, and any provision of this Mortgage or any other document which would otherwise constitute such a waiver shall to such extend be of no force or effect.

  Section 3.7.   Governing Law.  This Mortgage is granted pursuant to 46 U.S.C.
Section 31301, et seq., as amended, and is to be governed thereby. To the extent the provisions of this Mortgage are to be construed in accordance with state law, such provisions shall be construed in accordance with the laws of the State of Illinois; provided, however, the parties shall be entitled to all rights conferred by any applicable Federal statute, rule or regulation.

  Section 3.8. Discharge. It is the intent of the parties hereto that this Mortgage constitutes a lien on each Vessel in the full amount of the outstanding secured indebtedness and an allocation of such secured indebtedness for purposes of separate discharge may not be made among any particular Vessel or Vessels and the other Vessels covered by this Mortgage. For the purpose of 46 U.S.C. Section 31321(b)(3) and for the purpose of this Mortgage, the total amount secured hereby is TWO HUNDRED MILLION DOLLARS ($200,000,000) and interest and performance of mortgage covenants, the date of maturity is November 25, 2002, and the discharge amount is the same as the total amount and, although it is not intended that this Mortgage include any property other than the Vessels, if any determination is made at any time that for any reason this Mortgage includes any property other than a "vessel" within the meaning of 46 U.S.C. Section 31322(c), then such property may be separately discharged from the lien of this Mortgage by the payment of .01% of the said total amount.

  Section 3.9. Agent. Mortgagee has been appointed as agent pursuant to the Credit Agreement. In acting under or by virtue of this Mortgage, Mortgagee shall be entitled to all the rights, authority, privileges and immunities provided in Sections 10.1 through 10.14 of the Credit Agreement, all of which provisions of said Sections 10.1 through 10.14 are incorporated by reference herein with the same force and effect as if set forth herein. Mortgagee hereby disclaims any representation or warranty to Lenders concerning the perfection of the security interest granted hereunder or the value of the Vessels.

     IN WITNESS WHEREOF, the Owner has caused this Mortgage to be executed as of the day and the year first above written.

                                TNI BARGE, INC.
                                By /s/ Timothy A. Dawson
                                Its: Vice President and Treasurer




                             DESCRIPTION OF VESSELS

       VESSEL NAME               TYPE OF VESSEL            OFFICIAL NUMBER
          AF-10                Nitrogen Solution                294858
          AF-11                Nitrogen Solution                294859
          AF-12                     Ammonia                     501621
          AF-13                     Ammonia                     501925
          AF-14                     Ammonia                     512082
          AF-15                     Ammonia                     512081
         NMS-2502                   Ammonia                     294678
         NMS-2503                   Ammonia                     294394
         NMS-2505                   Ammonia                     579128
         NMS-2507                   Ammonia                     503868
         NMS-2602                   Ammonia                     579129


STATE OF ___________    )
                        )  SS:
COUNTY OF _________     )
     On this ____ day of _____________, 2000, before me appeared _________________, to me personally known, who, being by me duly sworn, did depose and say that he resides at __________________________________________________________________; that he is
__________________________________ of TNI Barge, Inc., the Corporation described in and which executed the foregoing instrument; that the knows the seal of said Corporation; that the seal affixed to said instrument is such Corporation's seal; that it was so affixed by authority of the Board of Directors of said Corporation; that he signed his name thereto by like authority; and he acknowledged the instrument to be the free act and deed of said Corporation. [NOTARIAL SEAL]
                                                  Notary Public

                                   EXHIBIT U

                             (PRINCIPAL PROPERTIES)
                   DEED OF TRUST AND SECURITY AGREEMENT WITH
                              ASSIGNMENT OF RENTS

     This Deed of Trust and Security Agreement with Assignment of Rents (the "Deed of Trust") dated ___________________, 2000 from ___________, a _________
with its principal place of business and mailing address at __________________ (hereinafter referred to as "Grantor") to ___________________, a _____________
with its principal place of business and mailing address at ____________________, as Trustee (the "Trustee") and in trust for the benefit of Harris Trust and Savings Bank, an Illinois banking corporation with its principal place of business at 111 West Monroe Street, Chicago, Illinois 60690, (hereinafter referred to as "Harris") for itself and as agent hereunder for the Lenders hereinafter defined (Harris acting as such agent and any successor or successors to Harris in such capacity being hereinafter referred to as "Beneficiary");

                         W I T N E S S E T H  T H A T:

     WHEREAS, Mississippi Chemical Corporation, a Mississippi corporation (the "Borrower") has entered into with Harris (individually and as administrative agent for itself and the lenders who may from time to time be parties to the Credit Agreement described below (individually a "Lender" and collectively the "Lenders") that certain Credit Agreement dated as of November 25, 1997, as the same has been and hereafter may from time to time be amended (as so amended, the "Credit Agreement") pursuant to which the Lenders commit, subject to certain terms and conditions, to make a revolving credit facility (the "Revolving Credit") in the aggregate principal amount of $200,000,000 available to the Borrower; and

     WHEREAS, Harris may, pursuant to the Credit Agreement and as part of the Revolving Credit referred to above, issue letters of credit (individually an "L/C" and collectively the "L/Cs") for the account of the Borrower in an aggregate face amount not to exceed $30,000,000 and with expiry dates of not more than one year from the date of issuance thereof, but in no event later than November 25, 2002, which L/Cs are to be issued upon and subject to the terms of separate applications and agreements for L/Cs to be executed by the Grantor (individually an "Application" and collectively the "Applications"); and

     WHEREAS, pursuant to the Credit Agreement Harris commits, subject to certain terms and conditions and as part of the Revolving Credit referred to above, to make swingline loans (the "Swingline Loans") to the Borrower in an aggregate principal amount outstanding at any time not to exceed $25,000,000; and

     WHEREAS, pursuant to the Credit Agreement the Lenders may, but are not obligated to, make competitive bid loans ("Bid Loans" and, together with all loans made under the Revolving Credit and all Swingline Loans, individually a "Loan" and collectively the "Loans") to the Borrower in an aggregate principal amount outstanding at any time which, together with the aggregate principal amount of all other Loans then outstanding shall not exceed $200,000,000; and

     WHEREAS, all Loans made to the Borrower under the Credit Agreement are to be evidenced by Revolving Credit Notes of the Borrower, aggregating $200,000,000, payable to the order of the respective Lender named thereon and maturing in no event later than November 25, 2002 and bearing interest thereon at the rates and payable at the times provided in the Credit Agreement (such promissory notes and any and all promissory notes issued in renewal thereof or in substitution or replacement therefor being hereinafter referred to collectively as the "Notes" and individually as a "Note"); and

     WHEREAS, Grantor, _________ and ________ (individually a "Guarantor" and collectively the "Guarantors") have executed and delivered to the Lenders a Guaranty Agreement dated July 1, 1999 (such Guaranty Agreement, as the same may from time to time be amended, the "Guaranty"), pursuant to which the Guarantors guaranty the payment when due of all of the Borrower's indebtedness, obligations and liabilities to the Lenders under the Credit Agreement, the Notes and the Applications; and

     WHEREAS, all Loans under the Credit Agreement are classified as either A Loans or B Loans; and

     WHEREAS, the aggregate principal amount of the B Loans outstanding under the Credit Agreement may not exceed an amount equal to 15% of the Borrower's Consolidated Net Tangible Assets, which is $ __________ on ____________; and

     WHEREAS, all Loans that are not B Loans under the Credit Agreement are classified as A Loans; and

     WHEREAS, the Borrower owns, directly or indirectly, equity interests in the Grantor and provides Grantor with financial, management, administrative, technical support and other services pursuant to a management services agreement which enables Grantor to conduct its business in an orderly and efficient manner in the ordinary course; and

     WHEREAS, Grantor will benefit, directly or indirectly, from credit and other financial accommodations extended by the Lenders to the Borrower; and

     NOW, THEREFORE, to secure (i) the payment of the principal of and interest on the B Loans as and when the same become due and payable (whether by lapse of time, acceleration or otherwise), (ii) the payment and performance by the Guarantors of all of their indebtedness, obligations and liabilities under the Guaranty relating only to the B Loans, (iii) the payment of all other indebtedness, obligations and liabilities which this Deed of Trust secures pursuant to any of its terms and (iv) the observance and performance of all covenants and agreements contained herein or in any other instrument or document at any time evidencing or securing any of the foregoing or setting forth terms and conditions applicable thereto (all of such indebtedness, obligations and liabilities being hereinafter collectively referred to as the "indebtedness hereby secured"), Grantor does hereby grant, bargain, sell, convey, mortgage, warrant, assign, and pledge unto Trustee, its successors and assigns, in trust, with power of sale as hereinafter set forth, all of Grantor's right, title and interest in and to the properties, rights, interests and privileges described in Granting Clauses I, II, III, IV, V, VI and VII below, all of the same being collectively referred to herein as the "Mortgaged Premises":

                               GRANTING CLAUSE I

     That certain real estate lying and being in ____________, County of ____________ and State of Mississippi more particularly described in Schedule I attached hereto and made a part hereof.

                               GRANTING CLAUSE II

     All buildings, real estate improvements and fixtures of every kind and description heretofore or hereafter erected or placed on the property described in Granting Clause I, and all proceeds thereof; it being mutually agreed, intended and declared that all the aforesaid property shall, so far as permitted by law, be deemed to form a part and parcel of the real estate and for the purpose of this Deed of Trust to be real estate and covered by this Deed of Trust; and as to any fixtures, this Deed of Trust is hereby deemed to be as well a Security Agreement under the provisions of the Uniform Commercial Code of the State of Illinois for the purpose of creating hereby a security interest in said property, which is hereby granted by Grantor as debtor to Beneficiary as secured party, securing the indebtedness hereby secured. The addresses of Grantor (debtor) and Beneficiary (secured party) appear at the beginning hereof.

                              GRANTING CLAUSE III

     All right, title and interest of Grantor now owned or hereafter acquired in and to all and singular the estates, tenements, hereditaments, privileges, easements, licenses, franchises, appurtenances and royalties, mineral, oil, and water rights belonging or in any wise appertaining to the property described in the preceding Granting Clause I and the buildings and improvements now or hereafter located thereon and the reversions, rents, issues, revenues and profits thereof, including all interest of Grantor in all rents, issues and profits of the aforementioned property and all rents, issues, profits, revenues, royalties, bonuses, rights and benefits due, payable or accruing (including all deposits of money as advanced rent or for security) under any and all leases or subleases and renewals thereof of, or under any contracts or options for the sale of all or any part of, said property (including during any period allowed by law for the redemption of said property after any foreclosure or other sale), together with the right, but not the obligation, to collect, receive and receipt for all such rents and other sums and apply them to the indebtedness hereby secured and to demand, sue for and recover the same when due or payable; provided that the assignments made hereby shall not impair or diminish the obligations of Grantor under the provisions of such leases or other agreements nor shall such obligations be imposed upon Trustee or Beneficiary. By acceptance of this Deed of Trust, Trustee agrees, not as a limitation or condition hereof, but as a personal covenant available only to Grantor that until an Event of Default shall occur giving Trustee the power of sale or the right to foreclose this Deed of Trust, Grantor may collect, receive (but not more than 30 days in advance) and enjoy such rents.

                               GRANTING CLAUSE IV

     All judgments, awards of damages, settlements and other compensation heretofore or hereafter made resulting from condemnation proceedings or the taking of the property described in Granting Clause I or any part thereof or any building or other improvement now or at any time hereafter located thereon or any easement or other appurtenance thereto under the power of eminent domain, or any similar power or right (including any award from the United States Government at any time after the allowance of the claim therefor, the ascertainment of the amount thereof and the issuance of the warrant for the payment thereof), whether permanent or temporary, or for any damage (whether caused by such taking or otherwise) to said property or any part thereof or the improvements thereon or any part thereof, or to any rights appurtenant thereto, including severance and consequential damage, and any award for change of grade of streets (collectively, "Condemnation Awards").

                               GRANTING CLAUSE V

     All property and rights, if any, which are by the express provisions of this Deed of Trust required to be subjected to the lien hereof and any additional property and rights that may from time to time hereafter, by installation or writing of any kind, be subjected to the lien hereof by Grantor or by anyone in Grantor's behalf.

                               GRANTING CLAUSE VI

     All rights in and to common areas and access roads on adjacent properties heretofore or hereafter granted to Grantor and any after-acquired title or reversion in and to the beds of any ways, roads, streets, avenues and alleys adjoining the property described in Granting Clause I or any part thereof.

                              GRANTING CLAUSE VII

     All proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquidated claims, including, without limitation, all proceeds and payments of insurance.

     TO HAVE AND TO HOLD the Mortgaged Premises and the properties, rights and privileges hereby granted, bargained, sold, conveyed, mortgaged, warranted, pledged and assigned, and in which a security interest is granted, or intended so to be, unto Trustee, its successors and assigns, forever.

     IN TRUST NEVERTHELESS, upon the terms and trust herein set forth, for the equal and proportionate benefit, security and protection of all present and future holders of the indebtedness hereby secured; provided, however, that this instrument is upon the express condition that if all of the indebtedness hereby secured shall have been paid and performed in full and any commitment in the Credit Agreement to advance B Loans shall have terminated, then this instrument and the estate and rights hereby granted shall cease, determine and be void and upon the written request and at the expense of Grantor, the Beneficiary shall request Trustee to release this Deed of Trust, the Trustee to then release this Deed of Trust without further inquiry or liability; otherwise this Deed of Trust is to remain in full force and effect.

     This Deed of Trust is given on the express condition that in no event will this Deed of Trust secure any indebtedness, obligation and liabilities of the Borrower or the Guarantors other than with respect to the principal of and interest on the B Loans, and in particular this Deed of Trust will not secure the A Loans or any sums owing in respect of L/Cs issued pursuant to the Credit Agreement and the Applications.

     Grantor hereby covenants and agrees with Trustee and Beneficiary as follows:

      1. Payment of the Indebtedness. The indebtedness hereby secured will be promptly paid as and when the same becomes due.

      2. Further Assurances. Grantor will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Deed of Trust and, without limiting the foregoing, to make subject to the lien hereof any property agreed to be subjected hereto or covered by the Granting Clauses hereof.

      3. Ownership of the Mortgaged Premises. Grantor covenants and warrants that it is lawfully seized of and has good and marketable fee title to the Mortgaged Premises free and clear of all liens, charges and encumbrances whatsoever except encumbrances in the policy of title insurance accepted by the Beneficiary and those permitted under the Credit Agreement (collectively, "Permitted Encumbrances") and Grantor has good title, full power and authority to convey, transfer and mortgage the same to Trustee for the uses and purposes set forth in this Deed of Trust; and Grantor will warrant and defend the title to the Mortgaged Premises against all claims and demands whatsoever.

      4. Possession. Provided no Event of Default has occurred and is continuing hereunder, Grantor shall be suffered and permitted to remain in full possession, enjoyment and control of the Mortgaged Premises, subject always to the observance and performance of the terms of this Deed of Trust.

      5. Payment of Taxes. Grantor shall pay before any penalty attaches, all general taxes and all special taxes, special assessments, water, drainage and sewer charges and all other charges of any kind whatsoever, ordinary or extraordinary, which may be levied, assessed, imposed or charged on or against the Mortgaged Premises or any part thereof and which, if unpaid, might by law become a lien or charge upon the Mortgaged Premises or any part thereof, and shall, upon written request, exhibit to Beneficiary official receipts evidencing such payments, except that, unless and until foreclosure, distraint, sale or other similar proceedings shall have been commenced, no such charge or claim need be paid if being contested (except to the extent any full or partial payment shall be required by law), after notice to Beneficiary, by appropriate proceedings which shall operate to prevent the collection thereof or the sale or forfeiture of the Mortgaged Premises or any part thereof to satisfy the same, conducted in good faith and with due diligence and if Grantor shall have furnished such security, if any, as may be required in the proceedings or requested by Trustee or Beneficiary.

      6. Payment of Taxes on Deed of Trust or Interest of Trustee, Beneficiary or Lender. Grantor agrees that if any tax, assessment or imposition upon this Deed of Trust or the indebtedness hereby secured arising by virtue of the fact that this Deed of Trust has been executed and delivered, or the interest of Trustee or Beneficiary in the Mortgaged Premises or upon Trustee, Beneficiary or any Lender by reason of or as a holder of any of the foregoing (excepting therefrom any income tax on interest payments on the principal portion of the indebtedness hereby secured imposed by the United States or any state) is levied, assessed or charged, then, unless all such taxes are paid by Grantor to, for or on behalf of Trustee, Beneficiary or such Lender, as the case may be, as they become due and payable (which Grantor agrees to do upon demand of Trustee, Beneficiary or such Lender, to the extent permitted by law), or Trustee, Beneficiary or such Lender, as the case may be, is reimbursed for any such sum advanced by Trustee or Beneficiary, all sums hereby secured shall become immediately due and payable, at the option of Trustee or Beneficiary upon ninety (90) days' notice to Grantor, notwithstanding anything contained herein or in any law heretofore or hereafter enacted, including any provision thereof forbidding Grantor from making any such payment. Grantor agrees to exhibit to Trustee, Beneficiary or any Lender, upon request, official receipts showing payment of all taxes and charges which Grantor is required to pay hereunder.

      7. Recordation and Payment of Taxes and Expenses Incident Thereto. Grantor will cause this Deed of Trust, all deeds of trust supplemental hereto and any financing statement or other notice of a security interest required by Trustee or Beneficiary at all times to be kept, recorded and filed at its own expense in such manner and in such places as may be required by law for the recording and filing or for the rerecording and refiling of a mortgage, security interest, assignment or other lien or charge upon the Mortgaged Premises, or any part thereof, in order fully to preserve and protect the rights of Trustee and Beneficiary hereunder and, without limiting the foregoing, Grantor will pay or reimburse Trustee or Beneficiary for the payment of any and all taxes, fees or other charges incurred in connection with any such recordation or rerecordation, including any documentary stamp tax or tax imposed upon the privilege of having this Deed of Trust or any instrument issued pursuant hereto recorded.

      8. Insurance. Grantor will, at its expense, keep all buildings, improvements, equipment and other property now or hereafter constituting part of the Mortgaged Premises insured against loss or damage by fire, lightning, windstorm, explosion, flood, earthquake, mechanical and electrical breakdown, and such other risks as are usually included under "all risk" policies, or which are usually insured against by owners of like property. Such coverage shall be in amounts sufficient to prevent Grantor, Trustee or Beneficiary from becoming a co-insurer of any loss under applicable policies and such coverage shall provide that the losses are to be adjusted and paid on the basis of replacement value without deduction for physical depreciation. Losses shall be payable to Borrower and Beneficiary, such rights to be evidenced by the usual standard non-contributory form of mortgage clause to be attached to each policy. Grantor shall not carry separate insurance concurrent in kind or form and contributing in the event of loss, with any insurance required hereby. Grantor shall also obtain and maintain public liability and workers' compensation insurance (or qualified self-insurance) in each case in form and content reasonably satisfactory to Beneficiary and in amounts as are customarily carried by owners of like property. All insurance required hereby shall be maintained with good and responsible insurance companies reasonably satisfactory to Beneficiary. Policies shall be issued such that: (i) no deductible amount shall be in excess of $3,000,000 unless approved in writing by Beneficiary, (ii) any losses shall be payable notwithstanding any act or negligence of Grantor, and (iii) no cancellation or non-renewal thereof shall be effective until at least thirty (30) days after receipt by Grantor and Beneficiary of written notice thereof, and shall be reasonably satisfactory to Beneficiary in all other material respects. Upon the execution of this Deed of Trust and thereafter not less than fifteen (l5) days prior to the expiration date of any policy delivered pursuant to this Deed of Trust, Grantor will deliver to Beneficiary certificates of insurance showing that Grantor has in effect insurance required by this Deed of Trust. In the event of foreclosure, Grantor authorizes and empowers Beneficiary to effect insurance upon the Mortgaged Premises in amounts aforesaid for a period covering the time of redemption from foreclosure sale provided by law, and if necessary therefor to cancel any or all existing insurance policies to the extent that they apply to the Mortgaged Premises.

      9.  Damage to or Destruction of Mortgaged Premises.

            (a) Notice. In case of any material damage to or destruction of the Mortgaged Premises or any part thereof having a replacement cost value in excess of $3,000,000, Grantor shall promptly give written notice thereof to Beneficiary, generally describing the nature and extent of such damage or destruction, except to the extent said Mortgaged Premises (i) prior to its damage or destruction are uneconomical, obsolete or worn-out or (ii) are not necessary for or of importance to the proper conduct of Mortgagor's business in the ordinary course and all other parts of the Mortgaged Premises damaged or destroyed during the preceding twelve (12) calendar months had a replacement cost value, prior to its damage or destruction, of less than $3,000,000.

            (b) Restoration. In case of any damage to or destruction of the Mortgaged Premises or any part thereof, Grantor, whether or not the insurance proceeds, if any, received on account of such damage or destruction shall be sufficient for the purpose, at Grantor's expense, will promptly commence and complete (subject to unavoidable delays occasioned by strikes, lockouts, acts of God, inability to obtain labor or materials, governmental restrictions and similar causes beyond the reasonable control of Grantor) the restoration, replacement or rebuilding of the Mortgaged Premises as nearly as possible to its value, condition and character immediately prior to such damage or destruction, except to the extent such property is not necessary to the conduct of the Grantor's business in the ordinary course, or apply such proceeds to the prepayment of the indebtedness hereby secured.

            (c) Adjustment of Loss. Grantor shall have the right to adjust and compromise any losses under any insurance afforded pursuant hereto, but any adjustment and/or compromise of losses involving damage or destruction of the Mortgaged Premises or any part thereof in excess of $3,000,000 shall be subject to final approval of Beneficiary.

            (d) Application of Insurance Proceeds. Net insurance proceeds received by Beneficiary under the provisions of this Deed of Trust or any instruments supplemental hereto or thereto or under any policy or policies of insurance covering the Mortgaged Premises or any part thereof shall first be applied toward the payment of the amount owing on the indebtedness hereby secured in such order of application as Beneficiary may elect whether or not the same may then be due or be otherwise adequately secured; provided, however, that such proceeds shall be made available for the restoration of the portion of the Mortgaged Premises damaged or destroyed if written application for such use is made within thirty (30) days of receipt of such proceeds and no Event of Default or event which, with the passage of time, giving of notice, or both would constitute an Event of Default, shall have occurred and be continuing and, if the replacement cost of the portion of the Mortgaged Premises damaged or destroyed exceeds $10,000,000, the following conditions are satisfied:
(i) Grantor has in effect business interruption insurance covering the income to be lost during the restoration period as a result of the damage or destruction to the Mortgaged Premises (subject to deductibles that do not impair the Borrower's ability to pay its obligations during the restoration period) or provides Beneficiary with other evidence satisfactory to it that Grantor has cash resources sufficient to pay its obligations during the restoration period; (ii) the effect of the damage to or destruction of the Mortgaged Premises giving rise to receipt of the insurance proceeds is not to terminate, or give a lessee the option to terminate, any lease of all or any portion of the Mortgaged Premises; (iii) if an Event of Default, or event which, with the lapse of time, the giving of notice, or both, would constitute an Event of Default, shall occur during restoration Beneficiary may, at its election, apply any insurance proceeds then remaining in its hands to the reduction of the indebtedness hereby secured; (iv) Grantor shall have submitted to Beneficiary plans and specifications for the restoration which shall be satisfactory to it; and (v) Grantor shall submit to Beneficiary fixed price contracts with good and responsible contractors and materialmen covering all work and materials necessary to complete restoration and providing for a total completion price not in excess of the amount of insurance proceeds available for restoration, or, if a deficiency shall exist, Grantor shall have deposited the amount of such deficiency with Beneficiary. Any insurance proceeds to be released pursuant to the foregoing provisions may at the option of Beneficiary be disbursed from time to time as restoration progresses to pay for restoration work completed and in place and such disbursements may at Beneficiary's option be made directly to Grantor or to or through any contractor or materialman to whom payment is due or to or through a construction escrow to be maintained by a title insurer acceptable to Beneficiary. Beneficiary may impose such further conditions upon the release of insurance proceeds (including the receipt of title insurance) as are customarily imposed by prudent construction lenders to insure the completion of the restoration work free and clear of all liens or claims for lien. All title insurance charges and other costs and expenses paid to or for the account of Grantor in connection with the release of such insurance proceeds shall constitute so much additional indebtedness hereby secured to be payable upon demand with interest at the rate applicable to the B Loans at the time such costs or expenses are incurred. Beneficiary may deduct any such costs and expenses from insurance proceeds at any time standing in its hands. If Grantor fails to request that insurance proceeds be applied to the restoration of the improvements or if Grantor makes such a request but fails to complete restoration within a reasonable time, Beneficiary shall have the right, but not the duty, to release the proceeds thereof for use in restoring the Mortgaged Premises or any part thereof for or on behalf of Grantor in lieu of applying said proceeds to the indebtedness hereby secured and for such purpose may do all acts necessary to complete such restoration, including advancing additional funds in a commercially reasonable manner and in good faith, and any additional funds so advanced shall constitute part of the indebtedness hereby secured and shall be payable on demand with interest at the Default Rate or such lower rate of interest as Grantor and all of the Lenders may agree at the time such funds are advanced.

     10. Eminent Domain. Grantor acknowledges that Condemnation Awards have been assigned to Trustee and Beneficiary, which awards Trustee and Beneficiary are hereby irrevocably authorized to collect and receive, and to give appropriate receipts and acquittances therefor, and at Beneficiary's option, to apply the same toward the payment of the amount owing on account of the indebtedness hereby secured in such order of application as Beneficiary may elect and whether or not the same may then be due and payable or otherwise adequately secured, and Grantor covenants and agrees that Grantor will give Beneficiary immediate notice of the actual or threatened commencement of any proceedings under condemnation or eminent domain affecting all or any part of the Mortgaged Premises including any easement therein or appurtenance thereof or severance and consequential damage and change in grade of streets, and will deliver to Beneficiary copies of any and all papers served in connection with any such proceedings. Grantor further covenants and agrees to make, execute and deliver to Beneficiary, at any time or times upon request, free, clear and discharged of any encumbrances of any kind whatsoever, any and all further assignments and/or instruments deemed necessary by Beneficiary for the purpose of validly and sufficiently assigning all awards and other compensation heretofore and hereafter to be made to Grantor for any taking, either permanent or temporary, under any such proceeding.

     11. Construction, Repair, Waste, Etc. Grantor agrees that no building or other improvement on the Mortgaged Premises and constituting a part thereof and having a fair market value in excess of $3,000,000 shall be removed or demolished nor shall any fixtures or appliances on, in or about said buildings or improvements be severed, removed, sold or mortgaged, without the consent of Beneficiary and in the event of the demolition or destruction in whole or in part of any property covered hereby, Grantor covenants that the same will be replaced promptly by similar property at least equal in quality and condition to those replaced, free from any security interest in or encumbrance thereon or reservation of title thereto; to permit, commit or suffer no waste, impairment or deterioration of the Mortgaged Premises or any part thereof; to keep and maintain said Mortgaged Premises and every part thereof in such condition that is commercially reasonable and in the ordinary course of business for facilities in Grantor's industry; to comply in all material respects with all statutes, orders, requirements or decrees relating to the Mortgaged Premises by any federal, state or municipal authority; to observe and comply in all material respects with all conditions and requirements necessary to preserve and extend any and all rights, licenses, permits (including, but not limited to, zoning variances, special exceptions and non-conforming uses), privileges, franchises and concessions which are applicable to the Mortgaged Premises or which have been granted to or contracted for by Grantor in connection with any existing or presently contemplated use of the Mortgaged Premises or any part thereof and not to initiate or acquiesce in any changes to or terminations of any of the foregoing or of zoning classifications affecting the use to which the Mortgaged Premises or any part thereof may be put that would materially and adversely affect the Mortgaged Premises without the prior written consent of Beneficiary. Notwithstanding the foregoing, nothing contained in this
Section 11 shall prohibit Grantor from making any repairs, improvements or enhancements to any of the property covered hereby.

     12. Liens and Encumbrances. Grantor will not, without the prior written consent of Beneficiary, directly or indirectly, create or suffer to be created or to remain and will discharge or promptly cause to be discharged any mortgage, lien, encumbrance or charge on, pledge of, or conditional sale or other title retention agreement with respect to, the Mortgaged Premises or any part thereof, whether superior or subordinate to the lien hereof, except for this Deed of Trust and the Permitted Encumbrances.

     13. Right of Trustee or Beneficiary to Perform Grantor's Covenants, Etc. If Grantor shall fail to make any payment or perform any act required to be made or performed hereunder, Trustee or Beneficiary, without waiving or releasing any obligation or default, may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account and at the expense of Grantor, and may enter upon the Mortgaged Premises or any part thereof for such purpose and take all such action thereon as, in the opinion of Trustee or Beneficiary, may be reasonably necessary or appropriate therefor. All sums so paid by Trustee or Beneficiary and all costs and expenses (including without limitation reasonable attorneys' fees and expenses) so incurred, together with interest thereon from the date of payment or incurrence at the Default Rate, shall constitute so much additional indebtedness hereby secured and shall be paid by Grantor to the party who made such payment on demand. Trustee or Beneficiary in making any payment authorized under this Section relating to taxes or assessments may do so according to any bill, statement or estimate procured from the appropriate public office without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien or title or claim thereof. Trustee or Beneficiary, in performing any act hereunder, shall be the sole judge of whether Grantor is required to perform same under the terms of this Deed of Trust so long as it does so in good faith.

     14. After-Acquired Property. Any and all property hereafter acquired which is of the kind or nature described in granting clauses II, III, IV, V, VI or VII shall ipso facto, and without any further conveyance, assignment or act on the part of Grantor, become and be subject to the lien of this Deed of Trust as fully and completely as though specifically described herein; but nevertheless Grantor shall from time to time, if requested by Trustee or Beneficiary, execute and deliver any and all such further assurances, conveyances and assignments as Trustee or Beneficiary may reasonably require for the purpose of expressly and specifically subjecting to the lien of this Deed of Trust all such property.

     15. Inspection by Trustee or Beneficiary. Trustee, Beneficiary and any Lender shall have the right to inspect the Mortgaged Premises at all reasonable times, and access thereto shall be permitted for that purpose, provided that all such inspections shall be made in compliance with applicable health and safety laws.

     16. Subrogation. Grantor acknowledges and agrees that Trustee and Beneficiary shall be subrogated to any lien discharged out of the proceeds of any B Loans or out of any advance by Trustee or Beneficiary hereunder, irrespective of whether or not any such lien may have been released of record.

     17. Events of Default. Any one or more of the following shall constitute an "Event of Default" hereunder:

            (a) the Mortgaged Premises or any part thereof shall be sold, transferred, or conveyed, whether voluntarily or involuntarily, by operation of law or otherwise, except for sales permitted by the Credit Agreement or sales of obsolete, worn out or unusable fixtures or personal property; or

            (b) any indebtedness secured by a lien or charge on the Mortgaged Premises or any part thereof which is or could become prior to the lien hereof is not paid when due or proceedings are commenced to foreclose or otherwise realize upon any such lien or charge or to have a receiver appointed for the property subject thereto or to place the holder of such indebtedness or its representative in possession thereof; or

            (c) any event occurs or condition exists which is specified as an "Event of Default" under the Credit Agreement; or

            (d) the Mortgaged Premises is abandoned (within the meaning of the laws of the jurisdiction in which the Mortgaged Premises are located).

     For the purposes of this Deed of Trust, the Mortgaged Premises shall be deemed to have been sold, transferred or conveyed in the event that more than fifty percent of the equity interest in Grantor shall be sold, transferred or conveyed, whether voluntarily or involuntarily, subsequent to the date hereof whether in one or a series of related or unrelated transactions.

     18. Remedies. When any Event of Default has occurred and is continuing or (regardless of the pendency of any proceeding which has or might have the effect of preventing Grantor from complying with the terms of this instrument and of the adequacy of the security for the indebtedness hereby secured), and in addition to such other rights as may be available under applicable law, but subject at all times to any mandatory legal requirements:

            (a) Acceleration. Beneficiary may, by written notice to Grantor, declare all unpaid indebtedness hereby secured, including any interest then accrued thereon, to be forthwith due and payable, whereupon the same shall become and be forthwith due and payable, without other notice or demand of any kind.

            (b) Uniform Commercial Code. Trustee shall, with respect to any part of the Mortgaged Premises constituting property of the type in respect of which realization on a lien or security interest granted therein is governed by the Uniform Commercial Code, have all the rights, options and remedies of a secured party under the Uniform Commercial Code of Illinois, including without limitation, the right to the possession of any such property, or any part thereof, and the right to enter without legal process any premises where any such property may be found. Any requirement of said Uniform Commercial Code for reasonable notification shall be met by mailing written notice to Grantor at its address above set forth at least ten (l0) days prior to the sale or other event for which such notice is required. The costs and expenses of retaking, selling, and otherwise disposing of said property, including reasonable attorneys' fees and legal expenses incurred in connection therewith, shall constitute so much additional indebtedness hereby secured and shall be payable upon demand with interest at the Default Rate.

            (c) Foreclosure. Trustee may proceed to protect and enforce the rights of Trustee or Beneficiary hereunder (i) by any action at law, suit in equity or other appropriate proceedings, whether for the specific performance of any agreement contained herein, or for an injunction against the violation of any of the terms hereof, or in aid of the exercise of any power granted hereby or by law, or (ii) by the foreclosure of this Deed of Trust.

            (d) Exercise of Power of Sale. After the lapse of such time as may then be required by law, if any, and notice of default and notice of the time, place and terms of sale having been given as then required by law, including without limitation Section 89-1-55 of the Mississippi
     Code of 1972, as amended, Trustee, without demand on Grantor, shall sell the Mortgaged Premises on the date and at the time and place designated in the notice of sale, either as a whole or in separate parcels, and in such order as Beneficiary may determine, at public auction to the highest bidder, the purchase price payable in lawful money of the United States at the time of sale. The person conducting the sale may, for any cause deemed expedient, postpone the sale from time to time until it shall be completed and, in every such case, notice of postponement shall be given by public declaration thereof by such person at the time and place last appointed for the sale. If the Mortgaged Premises is located in two or more counties or two or more judicial districts of the same county, the Trustee may sell the whole in any of the counties, or in either of the judicial districts of a county in which any part of the land lies.
     Trustee shall execute and deliver to the purchaser a Trustee's Deed conveying the Property so sold, but without any covenant of warranty, express or implied. The recitals in the Trustee's Deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Beneficiary may bid at the sale. Trustee shall apply the proceeds of the sale as provided in Section 3.6 of the Credit Agreement.

            (e) Appointment of Receiver. Trustee or Beneficiary shall, as a matter of right, without notice and without giving bond to Grantor or anyone claiming by, under or through it, and without regard to the solvency or insolvency of Grantor or the then value of the Mortgaged Premises, be entitled to have a receiver appointed of all or any part of the Mortgaged Premises and the rents, issues and profits thereof, with such power as the court making such appointment shall confer, and Grantor hereby consents to the appointment of such receiver and shall not oppose any such appointment. Any such receiver may, to the extent permitted under applicable law, without notice, enter upon and take possession of the Mortgaged Premises or any part thereof by force, summary proceedings, ejectment or otherwise, and may remove Grantor or other persons and any and all property therefrom, and may hold, operate and manage the same and receive all earnings, income, rents, issues and proceeds accruing with respect thereto or any part thereof, whether during the pendency of any foreclosure or until any right of redemption shall expire or otherwise.

            (f) Taking Possession, Collecting Rents, Etc. Trustee or Beneficiary or their agent may enter and take possession of the Mortgaged Premises or any part thereof and manage, operate, insure, repair and improve the same and take any action which, in Trustee's or Beneficiary's judgment, is reasonably necessary or proper to conserve the value of the Mortgaged Premises. Beneficiary may also take possession of, and for these purposes use, any and all personal property contained in the Mortgaged Premises and used in the operation, rental or leasing thereof or any part thereof. Trustee or Beneficiary or their agent shall be entitled to collect and receive all earnings, revenues, rents, issues and profits of the Mortgaged Premises or any part thereof (and for such purpose Grantor does hereby irrevocably constitute and appoint Beneficiary its true and lawful attorney-in-fact for it and in its name, place and stead to receive, collect and receipt for all of the foregoing, Grantor irrevocably acknowledging that any payment made to Beneficiary hereunder shall be a good receipt and acquittance against Grantor to the extent so made) and to apply same to the reduction of the indebtedness hereby secured. The right to enter and take possession of the Mortgaged Premises and use any personal property therein, to manage, operate and conserve the same, and to collect the rents, issues and profits thereof, shall be in addition to all other rights or remedies of Trustee or Beneficiary hereunder or afforded by law, and may be exercised concurrently therewith or independently thereof. The costs and expenses (including any receiver's fees, counsels' fees, costs and agent's compensation) incurred pursuant to the powers herein contained shall be so much additional indebtedness hereby secured which Grantor promises to pay upon demand together with interest at the Default Rate. Trustee or Beneficiary shall not be liable to account to Grantor for any action taken pursuant hereto other than to account for any rents actually received by Trustee or Beneficiary. Without taking possession of the Mortgaged Premises, Trustee or Beneficiary may, in the event the Mortgaged Premises becomes vacant or is abandoned, take such steps as it deems commercially reasonably appropriate to protect and secure the Mortgaged Premises (including hiring watchmen therefor) and all costs incurred in so doing shall constitute so much additional indebtedness hereby secured payable upon demand with interest thereon at the Default Rate.

     19. Waiver of Right to Redeem From Sale - Waiver of Appraisement, Valuation, Etc. Grantor shall not and will not apply for or avail itself of any appraisement, valuation, stay, extension or exemption laws, or any so-called "Moratorium Laws," now existing or hereafter enacted in order to prevent or hinder the enforcement or foreclosure of this Deed of Trust, but hereby waives the benefit of such laws. Grantor for itself and all who may claim through or under it waives any and all right to have the property and estates comprising the Mortgaged Premises marshalled upon any foreclosure of the lien hereof and agrees that any court having jurisdiction to foreclose such lien may order the Mortgaged Premises sold as an entirety. In the event of any sale made under or by virtue of this Deed of Trust, the whole of the Mortgaged Premises may be sold in one parcel as an entirety or in separate lots or parcels at the same or different times, all as the Beneficiary may determine. Grantor waives the provisions of Section 89-1-55 of the Mississippi Code of 1972, as amended, and Section 111 of the Constitution of the State of Mississippi, as far as such provisions restrict the right of Trustee to offer at sale more than 160 acres at a time. Beneficiary shall have the right to become the purchaser at any sale made under or by virtue of this Deed of Trust and Beneficiary so purchasing at any such sale shall have the right to be credited upon the amount of the bid made therefor by Beneficiary with the amount payable to Trustee by Grantor out of the net proceeds of such sale. In the event of any such sale, the indebtedness hereby secured, if not previously due, shall be and become immediately due and payable without demand or notice of any kind. Grantor hereby waives any and all rights of redemption prior to or from sale under any order or decree of foreclosure pursuant to rights herein granted, on behalf of Grantor, and each and every person acquiring any interest in, or title to the Mortgaged Premises described herein subsequent to the date of this Deed of Trust, and on behalf of all other persons to the extent permitted by applicable law.

     20. Costs and Expenses of Foreclosure. In case of any sale of the Mortgaged Premises, or any part thereof, pursuant to any judgment or decree of any court or pursuant to the power of sale herein contained or in connection with the enforcement of any of the terms of this Deed of Trust or otherwise or by virtue of this Deed of Trust, there shall be allowed and included as additional indebtedness to be paid out of the proceeds of such sale, reasonable Trustee's fees incurred in connection with any exercise of the power of sale granted hereunder for all services rendered by Trustee, its agents, attorneys and counsel in and about foreclosure, enforcement or other protection of this Deed of Trust and all expenditures and expenses which may be paid or incurred by or on behalf of Trustee and/or Beneficiary and any Lender for attorneys' fees, appraisers' fees, environmental auditors' fees, outlays for documentary and expert evidence, stenographic charges, publication costs and costs (which may be estimated as the items to be expended after such Trustee's sale or the entry of any foreclosure order or the decree) of procuring all such abstracts of title, title searches and examination, guarantee policies, and similar data and assurances with respect to title as Trustee or Beneficiary may deem to be reasonably necessary either to prosecute any foreclosure action or to evidence to the bidder at any sale pursuant thereto the true condition of the title to or the value of the Mortgaged Premises, all of which expenditures shall become so much additional indebtedness hereby secured which Grantor agrees to pay and all of such shall be immediately due and payable with interest thereon from the date of expenditure until paid at the Default Rate.

     21. Application of Proceeds. The proceeds of any foreclosure or other sale of the Mortgaged Premises or of any sale of property pursuant to Section 17(b) hereof shall be distributed as provided in Section 3.6 of the Credit Agreement.

     22. Deficiency Decree. If at any foreclosure proceeding the Mortgaged Premises shall be sold for a sum less than the total amount of indebtedness for which judgment is therein given, the judgment creditor shall be entitled to the entry of a deficiency decree against Grantor for the amount of such deficiency; and Grantor does hereby irrevocably consent to the appointment of a receiver for the Mortgaged Premises and of the rents, issues and profits thereof after such sale and until such deficiency decree is satisfied in full.

     23.  Trustee's, Beneficiary's and Lenders' Remedies Cumulative -
No Waiver. No remedy or right of Trustee, Beneficiary or any Lender shall be exclusive of but shall be cumulative and in addition to every other remedy or right now or hereafter existing at law or in equity or by statute or otherwise. No delay in the exercise or omission to exercise any remedy or right accruing on any default shall impair any such remedy or right or be construed to be a waiver of any such default or acquiescence therein, nor shall it affect any subsequent default of the same or a different nature. Every such remedy or right may be exercised concurrently or independently, and when and as often as may be deemed expedient by Trustee and Beneficiary.

     24. Trustee and Beneficiary Party to Suits. If Trustee or Beneficiary shall be made a party to or shall intervene in any action or proceeding affecting the Mortgaged Premises or the title thereto or the interest of Trustee and Beneficiary under this Deed of Trust (including probate and bankruptcy proceedings), or if Trustee and Beneficiary employs an attorney to collect any or all of the indebtedness hereby secured or to enforce any of the terms hereof or realize hereupon or to protect the lien hereof, or if Trustee and Beneficiary shall incur any costs or expenses in preparation for the commencement of any foreclosure proceedings or for the defense of any threatened suit or proceeding which might affect the Mortgaged Premises or the security hereof, whether or not any such foreclosure or other suit or proceeding shall be actually commenced, then in any such case, Grantor agrees to pay to Trustee and Beneficiary, immediately and without demand, all reasonable costs, charges, expenses and attorney's fees incurred by Trustee and Beneficiary in any such case, and the same shall constitute so much additional indebtedness hereby secured payable upon demand with interest at the Default Rate.

     25. Modifications Not to Affect Lien. Trustee and Beneficiary, without notice to anyone, and without regard to the consideration, if any, paid therefor, or the presence of other liens on the Mortgaged Premises, may in its discretion release any part of the Mortgaged Premises or any person liable for any of the indebtedness hereby secured, may extend the time of payment of any of the indebtedness hereby secured and may grant waivers or other indulgences with respect hereto and thereto, and may agree with Grantor to modifications to the terms and conditions contained herein or otherwise applicable to any of the indebtedness hereby secured (including modifications in the rates of interest applicable thereto), without in any way affecting or impairing the liability of any party liable upon any of the indebtedness hereby secured or the priority of the lien of this Deed of Trust upon all of the Mortgaged Premises not expressly released, and any party acquiring any direct or indirect interest in the Mortgaged Premises shall take same subject to all of the provisions hereof.

     26. Notices. Except as otherwise specified herein, all notices hereunder shall be in writing (including, without limitation, notice by telecopy) and shall be given to the relevant party, and shall be deemed to have been made when given to the relevant party, in accordance with Section 11.7 of the Credit Agreement.

     27.  Environmental Matters.

     (a) Definitions. The following terms when used herein shall have the following meanings:

     "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. SectionSection9601 et seq., and any future amendments.

     "Environmental Claim" means any investigation, notice, violation, demand, allegation, action, suit, injunction, judgment, order, consent decree, penalty, fine, lien, proceeding or claim (whether administrative, judicial or private in nature) arising (a) pursuant to, or in connection with an actual or alleged violation of, any Environmental Law, (b) in connection with any Hazardous Material, (c) from any abatement, removal, remedial, corrective or response action in connection with a Hazardous Material, Environmental Law or order of a governmental authority, or (d) from any actual or alleged damage, injury, threat or harm to health, safety, natural resources or the environment.

     "Environmental Law" means any current or future Legal Requirement pertaining to (a) the protection of health, safety and the indoor or outdoor environment, (b) the conservation, management or use of natural resources and wildlife, (c) the protection or use of surface water or groundwater, (d) the management, manufacture, possession, presence, use, generation, transportation, treatment, storage, disposal, Release, threatened Release, abatement, removal, remediation or handling of, or exposure to, any Hazardous Material, or (e) pollution (including any Release to air, land, surface water or groundwater), and any amendment, rule, regulation, order or directive issued thereunder.

     "Environmental Reports" means the Phase I Environmental Assessments of the Mortgaged Premises described in Granting Clause I conducted and delivered pursuant to the Credit Agreement.

     "Hazardous Material" means any substance, chemical, compound, product, solid, gas, liquid, waste, byproduct, pollutant, contaminant or material which is hazardous or toxic, and includes, without limitation, (a) asbestos, polychlorinated biphenyls and petroleum (including crude oil or any fraction thereof) and (b) any material classified or regulated as "hazardous" or "toxic" or words of like import pursuant to an Environmental Law.

     "Hazardous Material Activity" means any activity, event or occurrence involving a Hazardous Material, including, without limitation, the manufacture, possession, presence, use, generation, transportation, treatment, storage, disposal, Release, threatened Release, abatement, removal, remediation, handling of or corrective or response action to any Hazardous Material.

     "Legal Requirement" means any treaty, convention, statute, law, regulation, ordinance, license, permit, governmental approval, injunction, judgment, order, consent decree or other requirement of any governmental authority, whether federal, state, or local.

     "Material Adverse Effect" means any change or effect that individually or in the aggregate is or is reasonably likely to be materially adverse to (a) the assets, operations, income, condition (financial or otherwise) or business prospects of the Grantor and its subsidiaries, taken as a whole, (b) the lien of any mortgage, deed of trust or other security agreement covering the Mortgaged Premises or any part thereof, (c) the ability of the Grantor and its subsidiaries taken as a whole, to perform their obligations under any loan agreement, promissory note, mortgage, deed of trust, security agreement or any other instrument or document evidencing or securing any indebtedness, obligations or liabilities of the Grantor and it subsidiaries taken as a whole, owing to the Lenders or setting forth terms and conditions applicable thereto or otherwise relating thereto, or (d) the condition or fair market value of the Mortgaged Premises.

     "RCRA" means the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976 and Hazardous and Solid Waste Amendments of 1984, 42 U.S.C. SectionSection6901 et seq., and any future amendments.

     "Release" means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, migration, dumping, or disposing into the indoor or outdoor environment, including, without limitation, the abandonment or discarding of barrels, drums, containers, tanks or other receptacles containing or previously containing any Hazardous Material.

     (b) Representations and Warranties. Except as set forth in the Environmental Reports, or on Schedule 27(b) attached hereto, the Grantor represents and warrants that: (i) the Grantor and the Mortgaged Premises comply in all material respects with all applicable Environmental Laws;
(ii) the Grantor has obtained all governmental approvals required for its operations and the Mortgaged Premises by any applicable Environmental Law except for such approvals which if not obtained could not reasonably be expected to have a Material Adverse Effect; (iii) the Grantor has not, and has no knowledge of any other person who has, caused any Release, threatened Release or disposal of any Hazardous Material at, on, about, or off the Mortgaged Premises that could reasonably be expected to have a Material
Adverse Effect on the Mortgaged Premises and, to the knowledge of the Grantor, the Mortgaged Premises is not adversely affected by any Release, threatened Release or disposal of a Hazardous Material originating or emanating from any other property that has not been properly remediated; (iv) to Grantor's knowledge, the Mortgaged Premises does not contain and has not contained any:
(1) underground storage tank, (2) amounts of asbestos containing building material, (3) any landfills or dumps, (4) hazardous waste management facility as defined pursuant to RCRA or any comparable state law, or (5) site on or nominated for the National Priority List promulgated pursuant to CERCLA or any state remedial priority list promulgated or published pursuant to any comparable state law; (v) except in the ordinary course of business but always in compliance in all material respects with all applicable laws, rules and regulations, the Grantor has not used a material quantity of any Hazardous Material and has conducted no Hazardous Material Activity at the Mortgaged Premises; (vi) the Grantor has no material liability for response or corrective action, natural resource damage or other harm pursuant to CERCLA, RCRA or any comparable state law; (vii) the Grantor is not subject to, has no notice or knowledge of and is not required to give any notice of any Environmental Claim involving the Grantor or the Mortgaged Premises, and to Grantor's knowledge there are no conditions or occurrences at the Mortgaged Premises which could reasonably be anticipated to form the basis for an Environmental Claim against the Grantor or the Mortgaged Premises; (viii) the Mortgaged Premises is not subject to any, and the Grantor has no knowledge of any imminent, restriction on the ownership, occupancy, use or transferability of the Mortgaged Premises in connection with any (1) Environmental Law or (2) Release, threatened
Release or disposal of a Hazardous Material; and (ix) to Grantor's knowledge, there are no conditions or circumstances at the Mortgaged Premises which pose an unreasonable risk to the environment or the health or safety of persons.

     (c)  Covenants.  The Grantor shall at all times do the following:
(i) comply in all material respects with, and maintain the Mortgaged Premises in compliance in all material respects with, all applicable Environmental Laws;
(ii) require that each tenant and subtenant, if any, of the Mortgaged Premises or any part thereof comply in all material respects with all applicable Environmental Laws; (iii) obtain and maintain in full force and effect all governmental approvals required by any applicable Environmental Law for operations at the Mortgaged Premises except for such approvals which if not obtained or maintained could not be reasonably expected to have a Material Adverse Effect; (iv) cure any violation by it or at the Mortgaged Premises of applicable Environmental Laws; (v) except as permitted by applicable Environmental Law, not allow the presence or operation at the Mortgaged Premises of any (1) landfill or dump or (2) hazardous waste management facility or solid waste disposal facility as defined pursuant to RCRA or any comparable state law; (vi) not manufacture, use, generate, transport, treat, store, release, dispose or handle any Hazardous Material at the Mortgaged Premises except in the ordinary course of its business and in compliance in all material respects at all times with all applicable laws, rules or regulations;
(vii) within 10 business days notify the Beneficiary in writing of and provide any requested documents upon learning of any of the following in connection with the Grantor or the Mortgaged Premises which could reasonably be anticipated to have a Material Adverse Effect: (1) any liability for response or corrective action, natural resource damage or other harm pursuant to CERCLA, RCRA or any comparable state law, (2) any Environmental Claim, (3) any violation of an Environmental Law or Release, threatened Release or disposal of a Hazardous Material, (4) any restriction on the ownership, occupancy, use or transferability arising pursuant to any (x) Release, threatened Release or disposal of a Hazardous Substance or (y) Environmental Law, or (5) any environmental, natural resource, health or safety condition; (viii) conduct at its expense any investigation, study, sampling, testing, abatement, cleanup, removal, remediation or other response action necessary to remove, remediate, clean up or abate any Release, threatened Release or disposal of a Hazardous Material as required by any applicable Environmental Law; (ix) abide by and observe any restrictions on the use of Mortgaged Premises imposed by any governmental authority as set forth in a deed or other instrument affecting the Grantor's interest therein; (x) promptly provide or otherwise make available to the Beneficiary any requested environmental record concerning the Mortgaged Premises which the Grantor possesses or can reasonably obtain; and (xi) perform, satisfy, and implement any operation or maintenance actions required by any governmental authority or Environmental Law, or included in any no further action letter or covenant not to sue issued by any governmental authority under any Environmental Law. Notwithstanding the foregoing, Grantor shall be permitted to store and use Hazardous Materials on the Mortgaged Premises in the ordinary course of business and in compliance with all applicable laws.

     28. Liens Absolute, Etc. The Grantor acknowledges and agrees that the liens and security interests hereby created are absolute and unconditional and shall not in any manner be affected or impaired by any acts or omissions whatsoever of the Trustee, Beneficiary or any other holders of any of the indebtedness hereby secured, and without limiting the generality of the foregoing, the lien and security hereof shall not be impaired by any acceptance by the Trustee, Beneficiary or any other holder of any of the indebtedness hereby secured of any other security for or guarantors upon any of the indebtedness hereby secured or by any failure, neglect or omission on the part of the Trustee, Beneficiary or any other holder of any of the indebtedness hereby secured to realize upon to protect any of the indebtedness hereby secured or any collateral security therefor. The lien and security hereof shall not in any manner be impaired or affected by any sale, pledge, surrender, compromise, settlement, release, renewal, extension, indulgence, alteration, substitution, exchange, change in, modification or disposition of any of the indebtedness hereby secured, or of any collateral security therefor, or of any guaranty thereof, or of any loan agreement executed in connection therewith.
In order to realize hereon and to exercise the rights granted Trustee and Beneficiary hereby and under applicable law, there shall be no obligation on the part of Trustee, Beneficiary or any other holder of any of the indebtedness hereby secured at any time to first resort for payment to the obligor on any note evidencing any of the indebtedness hereby secured or to any guaranty of any of the indebtedness hereby secured or any part thereof or to resort to any other collateral security, property, liens or any other rights or remedies whatsoever, and Trustee shall have the right to enforce this instrument irrespective of whether or not other proceedings or steps are pending seeking resort to or realization upon or from any of the foregoing.

     29. Direct and Primary Security - No Subrogation. The lien and security herein created and provided for stands as direct and primary security for the B Loans as well as for any of the other indebtedness hereby secured. No application of any sums received by the Trustee or Beneficiary in respect of the Mortgaged Premises or any disposition thereof to the reduction of the indebtedness hereby secured or any part thereof shall in any manner entitle Grantor to any right, title or interest in or to the indebtedness hereby secured or any collateral security therefor, whether by subrogation or otherwise, unless and until all indebtedness hereby secured has been fully paid and satisfied.

     30. Substitute Trustee. Trustee, or any substitute Trustee, may be removed at any time with or without cause, at the option of Beneficiary, by written declaration of such removal signed by any officer of Beneficiary and duly recorded in the same records as this Deed of Trust, without any notice to or demand upon Trustee or substitute Trustee so removed, or Grantor or any other person. If at any time Trustee or any substitute Trustee should be so removed, or should absent himself from ____________, die, or refuse, fail or be unable to act as such Trustee or substitute Trustee, Beneficiary may appoint any person as substitute Trustee hereunder, without any formality other than a written declaration of such appointment executed by Beneficiary and duly recorded in the same records as this Deed of Trust; and immediately upon such appointment, the substitute Trustee so appointed shall automatically become vested with all the estate and title in the Property, and with all of the rights, powers, privileges, authority, options and discretions, and charged with all of the duties and liabilities, vested in or imposed upon Trustee by this Deed of Trust, and any conveyance executed by such substitute Trustee, including the recitals therein contained, shall have the same effect and validity as if executed by Trustee.

     31. Line of Credit. The Deed of Trust is given to secure, a line of credit and shall secure not only presently existing B Loans under the Credit Agreement but also future B Loans, whether such B Loans are obligatory or to be made at the option of Beneficiary, or otherwise, as are made within twenty (20) years from the date hereof, to the same extent as if such future advances were made on the date of the execution of this mortgage, although there may be no advance made at the time of execution of this Deed of Trust and although there may be no indebtedness hereby secured outstanding at the time any advance is made. The lien of this Deed of Trust shall be valid as to all indebtedness hereby secured, including future advances, from the time of its filing for record in the recorder's or registrar's office of the county in which the Mortgaged Premises are located. The total amount of indebtedness hereby secured may increase or decrease from time to time, but the total unpaid balance of indebtedness hereby secured (including disbursements which Beneficiary may make under this Deed of Trust, the Credit Agreement or any other documents related thereto) at any one time outstanding shall not exceed a maximum principal amount of _____________________ Dollars ($____________)
plus interest thereon and any disbursements made for payment of taxes, special assessments or insurance on the Mortgaged Premises and interest on such disbursements, together with any fees, costs or expenses which may be payable hereunder (all such indebtedness being hereinafter referred to as the "maximum amount secured hereby"). This Deed of Trust shall be valid and have priority over all subsequent liens and encumbrances, including statutory liens, excepting solely taxes and assessments levied on the Mortgaged Premises, to the extent of the maximum amount secured hereby.

     32. Multisite Real Estate Transaction. Grantor acknowledges that this Deed of Trust is one of several mortgages and other security documents (the aforesaid being together called the "Other Security Documents") which secure the indebtedness hereby secured. Grantor agrees that the lien of this Deed of Trust shall be absolute and unconditional and shall not in any manner be affected or impaired by any acts or omissions whatsoever of the Trustee or Beneficiary and, without limiting the generality of the foregoing, the lien hereof shall not be impaired by any acceptance by the Trustee or Beneficiary of any security for or guarantors upon any of the indebtedness hereby secured, or by any failure, neglect or omission on the part of the Trustee or Beneficiary to realize upon or protect any of the indebtedness hereby secured or any security therefor including the Other Security Documents. The lien hereof shall not in any manner be impaired or affected by any release (except as to the property released), sale, pledge, surrender, compromises, settlement, renewal, extension, indulgence, alteration, changing, modification or disposition of any of the indebtedness hereby secured or of any of the collateral security therefor, including, without limitation, the Other
Security Documents or of any guarantee thereof, and the Trustee or Beneficiary may at its discretion foreclose, exercise any power of sale, or exercise any other remedy available to it under any or all of the Other Security Documents without first exercising or enforcing any of its rights and remedies hereunder. Such exercise of Trustee's or Beneficiary's rights and remedies under any or all of the Other Security Documents shall not in any manner impair the indebtedness hereby secured, except to the extent of payment, or the lien of this Deed of Trust and any exercise of the rights or remedies of Trustee or Beneficiary hereunder shall not impair the lien of any of the Other Security Documents or any of Trustee's or Beneficiary's rights and remedies thereunder. Grantor specifically consents and agrees that Beneficiary may exercise its rights and remedies hereunder and under the Other Security Documents separately or concurrently and in any order that it may deem appropriate.

     33. Default Rate. For purposes of this Deed of Trust, the term "Default Rate" shall mean the rate per annum determined by adding 2% to the rate per annum announced from time to time by Harris Trust and Savings Bank as its prime commercial rate, with any change in such rate per annum as so determined by reason of a change in such prime commercial rate to become effective on the date of such change in said prime commercial rate.

     34. Governing Law. The creation of the Deed of Trust, the perfection of the lien or security interest in the Mortgaged Premises, and the rights and remedies of Trustee or Beneficiary with respect to the Mortgaged Premises, as provided herein and by the laws of the state in which the Mortgaged Premises is located, shall be governed by and construed in accordance with the internal laws of the state in which the Mortgaged Premises is located without regard to principles of conflicts of law. Otherwise, the Credit Agreement and all other obligations of Grantor (including, but not limited to, the liability of Grantor for any deficiency following a foreclosure of all or any part of the Mortgaged Premises) shall be governed by and construed in accordance with the internal laws of the State of Illinois without regard to principles of conflicts of laws, such state being the state where such documents were executed and delivered.

     35. Agent. Beneficiary has been appointed as agent pursuant to the Credit Agreement. In acting under or by virtue of this Deed of Trust, Beneficiary shall be entitled to all the rights, authority, privileges and immunities provided in Sections 10.1 through 10.14 of the Credit Agreement, all of which provisions of said Sections 10.1 through 10.14 are incorporated by reference herein with the same force and effect as if set forth herein. Beneficiary hereby disclaims any representation or warranty to Lenders concerning the perfection of the security interest granted hereunder or the value of the Mortgaged Premises.

     36. Partial Invalidity. All rights, powers and remedies provided herein are intended to be limited to the extent necessary so that they will not render this Deed of Trust invalid, unenforceable or not entitled to be recorded, registered or filed under any applicable law. If any term of this Deed of Trust shall be held to be invalid, illegal or unenforceable, the validity and enforceability of the other terms of this Deed of Trust shall in no way be affected thereby.

     37. Successors and Assigns. Whenever any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all the covenants, promises and agreements in this Deed of Trust contained by or on behalf of Grantor, or by or on behalf of Trustee or Beneficiary, shall bind and inure to the benefit of the respective successors and assigns of such parties, whether so expressed or not.

     38. Headings. The headings in this instrument are for convenience of reference only and shall not limit or otherwise affect the meaning of any provision hereof.

     39. Changes, Etc. This instrument and the provisions hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

     40. Acceptance of Trust. Trustee accepts this Trust when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by law. Trustee is not obligated to notify any party hereto of pending sale under any other deed of trust or any action or proceeding in which Grantor, Beneficiary, or Trustee shall be a party, unless brought by Trustee.

     IN WITNESS WHEREOF, Grantor has caused these presents to be signed and sealed the day and year first above written.

                                  By__________________________________________
                                    Its_______________________________________

[SEAL]

Attest:

_______________________________
________________ Secretary

STATE OF __________ )
                    )    SS
COUNTY OF _________ )
     Personally appeared before me, the undersigned authority in and for the said county and state, on this _____ day of ____________, 2000, within my jurisdiction, the within named __________, who acknowledged that (he)(she) is _________ of ___________, a __________ corporation, and that for and on behalf of the said corporation, and as its act and deed (he)(she) executed the above and foregoing instrument, after having been duly authorized by said corporation so to do.
______________________________________________________________________________
Notary Public
(SEAL)
My commission expires:
_________________________

                                  SCHEDULE I

                               LEGAL DESCRIPTION





Property Address:  ___________________________________
                   ___________________________________
          P.I.N. No.:  _______________________________

                                   EXHIBIT V

                        MISSISSIPPI CHEMICAL CORPORATION
                                PLEDGE AGREEMENT

     This Pledge Agreement (the "Agreement") is dated as of February 24, 2000, by and among Mississippi Chemical Corporation, a Mississippi corporation (the "Borrower"), and the other parties executing this Agreement under the heading "Pledgors" (the Borrower and such other parties, along with any parties who execute and deliver to the Agent an agreement substantially in the form attached hereto as Schedule F being hereinafter referred to collectively as the "Pledgors" and individually as a "Pledgor"), each with its mailing address at the address set forth on its signature page hereto and Harris Trust and Savings Bank, an Illinois banking corporation ("HTSB"), with its mailing address at 111 West Monroe Street, Chicago, Illinois 60603, acting as administrative agent hereunder for the Secured Creditors hereinafter identified and defined (HTSB acting as such administrative agent and any successor or successors to HTSB acting in such capacity being hereinafter referred to as the "Agent");

                          P R E L I M I N A R Y  S T A T E M E N T S

      A. The Borrower and HTSB, individually and as Agent, have entered into a Credit Agreement dated as of November 25, 1997 (such Credit Agreement, as the same has been and hereafter may be amended or modified from time to time, including amendments and restatements thereof in its entirety, being hereinafter referred to as the "Credit Agreement"), pursuant to which HTSB and other banks and financial institutions from time to time party to the Credit Agreement (HTSB, in its individual capacity, and such other banks and financial institutions being hereinafter referred to collectively as the "Lenders" and individually as a "Lender") have agreed, subject to certain terms and conditions, to extend credit and make certain other financial accommodations available to the Borrower (the Agent and the Lenders being hereinafter referred to collectively as the "Secured Creditors" and individually as a "Secured Creditor").

      B. The Borrower and the other Pledgors may from time to time enter into one or more interest rate exchange, swap, cap, collar, floor, or other similar agreements, one or more commodity swaps or other similar agreements and one or more foreign currency contracts, currency swap contracts or other similar agreements with one or more of the Lenders party to the Credit Agreement, or their affiliates, for the purpose of hedging or otherwise protecting against interest rate, commodity and foreign currency exposure (the liability of the Borrower and the other Pledgors in respect of such agreements with such Lenders and their affiliates being hereinafter referred to as the "Hedging Liability").

      C. As a condition to continuing to extend credit to the Borrower under the Credit Agreement or entering into any Hedging Agreement, the Secured Creditors have required, among other things, that each Pledgor grant to the Agent for the benefit of the Secured Creditors a lien on and security interest in certain personal property of such Pledgor described herein subject to the terms and conditions hereof.

      D. The Borrower owns, directly or indirectly, equity interests in each other Pledgor and the Borrower provides each other Pledgor with financial, management, administrative, and technical support which enables such Pledgor to conduct its business in an orderly and efficient manner in the ordinary course.

      E. Each Pledgor will benefit, directly or indirectly, from credit and other financial accommodations extended by the Secured Creditors to the Borrower.

		NOW, THEREFORE, for and in consideration of the execution and delivery by the Secured Creditors of the Credit Agreement, and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

    Section 1. Terms Defined in Credit Agreement. All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement. The term "Pledgor" and "Pledgors" as used herein shall mean and include the Pledgors collectively and also each individually, with all grants, representations, warranties and covenants of and by the Pledgors, or any of them, herein contained to constitute joint and several grants, representations, warranties and covenants of and by the Pledgors; provided, however, that unless the context in which the same is used shall otherwise require, any grant, representation, warranty or covenant contained herein related to the Collateral shall be made by each Pledgor only with respect to the Collateral owned by it or represented by such Pledgor as owned by it.

    Section 2. Grant of Security Interest in the Collateral. Each Pledgor hereby grants to the Agent for the benefit of the Secured Creditors a lien on and security interest in, and acknowledges and agrees that the Agent has and shall continue to have for the benefit of the Secured Creditors a continuing lien on and security interest in, any and all right, title and interest of each Pledgor in certain equity interests of each of its direct Subsidiaries as set forth below, whether now owned or existing or hereafter created, acquired or arising, and in whatever form, including the following:

            (a) Stock Collateral. (i) All shares of the capital stock of each Subsidiary which is a corporation owned or held by such Pledgor, whether now owned or hereafter formed or acquired (those shares delivered to and deposited with the Agent on or prior to the date hereof being listed and described on Schedule A attached hereto), and all substitutions and additions to such shares (herein, the "Pledged Securities"), (ii) all dividends, distributions and sums distributable or payable from, upon or in respect of the Pledged Securities, and (iii) all other rights and privileges incident to the Pledged Securities (all of the foregoing being hereinafter referred to collectively as the "Stock Collateral");

            (b) Partnership Interest Collateral. (i) All partnership or other equity interests in each Subsidiary which is a partnership (whether general or limited) owned or held by such Pledgor, whether now owned or hereafter formed or acquired (each of such equity interests existing on the date hereof being listed and identified on Schedule B attached hereto) (such partnerships being hereinafter referred to collectively as the "Partnerships" and individually as a "Partnership"), (ii) any and all payments and distributions of whatever kind or character, whether in cash or other property, at any time made, owing or payable to such Pledgor in respect of or on account of its present or hereafter acquired interests in each Partnership, whether due or to become due and whether representing profits, distributions pursuant to complete or partial liquidation or dissolution of any such Partnership, distributions representing the complete or partial redemption of such Pledgor's interest in any such Partnership or the complete or partial withdrawal of such Pledgor from any such Partnership, repayment of capital contributions, payment of management fees or commissions, or otherwise, and the right to receive, receipt for, use and enjoy all such payments and distributions, and (iii) all other rights and privileges incident to such Pledgor's interest in each Partnership (all of the foregoing being hereinafter collectively called the "Partnership Interest Collateral");

            (c) LLC Collateral. (i) All membership or other equity interests in each Subsidiary which is a limited liability company owned or held by such Pledgor, whether now owned or hereafter formed or acquired (each of such equity interests existing on the date hereof being listed and identified on Schedule C attached hereto) (such limited liability companies being hereinafter referred to collectively as the "LLCs" and individually as a "LLC"), (ii) any and all payments and distributions of whatever kind or character, whether in cash or other property, at any time made, owing or payable to such Pledgor in respect of or on account of its present or hereafter acquired interests in each LLC, whether due or to become due and whether representing profits, distributions pursuant to complete or partial liquidation or dissolution of any such LLC, distributions representing the complete or partial redemption of such Pledgor's interest in such LLC or the complete or partial withdrawal of such Pledgor from any such LLC, repayment of capital contributions, payment of management fees or commissions, or otherwise, and the right to receive, receipt for, use and enjoy all such payments and distributions, and (iii) all other rights and privileges incident to such Pledgor's interest in each LLC (all of the foregoing being hereinafter referred to as the "LLC Collateral"); and

            (d)   Proceeds.  All proceeds of the foregoing;

    all of the foregoing being herein sometimes referred to as the "Collateral"; provided, however, that the Collateral shall exclude any and all investments in (A) the Bank for Cooperatives, Houston Ammonia Terminal, L.P., Precious Harvest, Farmland MissChem Limited and FMCL Limited Liability Company, (B) MissChem Trinidad Limited, MissChem (Barbados) SRL and MissChem Holdings Inc. to the extent the ability of any Debtor that is an owner thereof to encumber its equity interest therein is subject to any contractual prohibition, (C) any joint ventures (or other investments) that are not Subsidiaries to the extent the ability of any Pledgor that is a joint venturer therein to encumber its equity interest in such joint venture is subject to any contractual prohibition, and (D) any equity interest in any entity that is not a Significant Subsidiary (as defined in the Senior Note Indenture). All terms which are used in this Agreement which are defined in the Uniform Commercial Code of the State of Illinois ("UCC") shall have the same meanings herein as such terms are defined in the UCC, unless this Agreement shall otherwise specifically provide.

    Section 3. Obligations Hereby Secured. This Agreement is made and given to secure, and shall secure, the prompt payment and performance when due of
(i) the principal of and interest on the B Loans as and when the same become due and payable (whether by lapse of time, acceleration or otherwise) and the payment and performance by the Guarantors of all of their indebtedness, obligations and liabilities under the Guaranty relating only to the B Loans, and (ii) any and all expenses and charges, legal or otherwise, suffered or incurred by the Secured Creditors, and any of them individually, in collecting or enforcing any of such indebtedness, obligations and liabilities described in the foregoing clause (i) or in realizing on or protecting or preserving any security therefor, including, without limitation, the lien and security interest granted hereby (all of the indebtedness, obligations, liabilities, expenses and charges described above being hereinafter referred to as the "Obligations"); provided that the items described in clause (ii) above included in the Obligations shall not exceed $1.00 less than the lowest amount that would cause the aggregate amount of all Obligations to equal or exceed 15% of the Borrower's Consolidated Net Tangible Assets on the date such items are incurred. This Agreement is given on the express condition that in no event will this Agreement secure any indebtedness, obligation and liabilities of the Borrower or the Guarantors other than with respect to the principal of and interest on the B Loans and amounts described in clause (ii) above relating thereto, and in particular this Agreement will not secure the A Loans or any sums owing in respect of L/Cs issued pursuant to the Credit Agreement and the Applications or any Hedging Liability. Notwithstanding anything in this Agreement to the contrary, the right of recovery against any Pledgor under this Agreement (other than the Borrower to which this limitation shall not apply) shall not exceed $1.00 less than the lowest amount which would render such Pledgor's obligations under this Agreement void or voidable under applicable law, including fraudulent conveyance law.

    Section 4. Covenants, Agreements, Representations and Warranties. Each Pledgor hereby covenants and agrees with, and represents and warrants to, the Secured Creditors that:

            (a) Each Pledgor is and shall be the sole and lawful legal, record and beneficial owner of its Collateral. Each Pledgor's chief executive office is at the address listed under such Pledgor's name on Schedule A, Schedule B and Schedule C hereto, as applicable. Each Pledgor agrees that it will not change any location set forth on the applicable Schedule hereto without 30 days prior written notice to the Agent (provided in all cases such locations shall be within the United States of America). No Pledgor shall, without the Agent's prior written consent, sell, assign, or otherwise dispose of the Collateral or any interest therein, except to the extent permitted by Section 7.12 of the Credit Agreement. The Collateral, and every part thereof, is and shall be free and clear of all security interests, liens, rights, claims, attachments, levies and encumbrances of every kind, nature and description and whether voluntary or involuntary, except for the security interest of the Agent hereunder and for other Liens permitted by Section 7.9 of the Credit Agreement. Each Pledgor shall warrant and defend the Collateral against any claims and demands of all persons at any time claiming the same or any interest in the Collateral adverse to any Secured Creditor.

            (b) Each Pledgor agrees to execute and deliver to the Agent such further agreements, assignments, instruments and documents and to do all such other things as the Agent may deem necessary or appropriate to assure the Agent its lien and security interest hereunder, including such assignments, acknowledgments (including acknowledgments of collateral assignment in the form attached hereto as Schedule D), stock powers, financing statements, instruments and documents as the Agent may from time to time require in order to comply with the UCC. Each Pledgor hereby agrees that a carbon, photographic or other reproduction of this Agreement or any such financing statement is sufficient for filing as a financing statement by the Agent without prior notice thereof to such Pledgor wherever the Agent in its discretion desires to file the same. In the event for any reason the law of any jurisdiction other than Illinois becomes or is applicable to the Collateral or any part thereof, or to any of the Obligations, each Pledgor agrees to execute and deliver all such agreements, assignments, instruments and documents and to do all such other things as the Agent in its discretion deems necessary or appropriate to preserve, protect and enforce the lien and security interest of the Agent under the law of such other jurisdiction.

            (c) If, as and when any Pledgor (x) delivers any securities for pledge hereunder in addition to those listed on Schedule A hereto or (y) pledges interests in any partnership in addition to those listed on Schedule B hereto or (z) pledges interests in any limited liability company in addition to those listed on Schedule C hereto, the Pledgors shall furnish to the Agent a duly completed and executed amendment to such
    Schedule in substantially the form (with appropriate insertions) of Schedule E hereto reflecting the additional securities, partnership interests or limited liability company interests pledged hereunder after giving effect to such addition.

            (d) None of the Collateral constitutes margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System).

            (e) On failure of any Pledgor to perform when due any of the agreements and covenants herein contained, the Agent may, at its option, perform the same and in so doing may expend such sums as the Agent reasonably deems advisable in the performance thereof, including, without limitation, the payment of any taxes, liens and encumbrances, expenditures made in defending against any adverse claim, and all other expenditures which the Agent may be compelled to make by operation of law or which Agent may make by agreement or otherwise for the protection of the security hereof. All such sums and amounts so expended shall be repayable by the Pledgors upon demand, shall constitute additional Obligations secured hereunder and shall bear interest from the date said amounts are expended at the rate per annum (computed on the basis of a year of 365 or 366 days, as the case may be, for the actual number of days elapsed) determined by adding 2% to the Base Rate from time to time in effect plus the Applicable Margin for Base Rate Loans under the Revolving Credit (such rate per annum as so determined being hereinafter referred to as the "Default Rate").
    No such performance of any covenant or agreement by the Agent on behalf of such Pledgor, and no such advancement or expenditure therefor, shall relieve such Pledgor of any default under the terms of this Agreement or in any way obligate any Secured Creditor to take any further or future action with respect thereto. The Agent, in making any payment hereby authorized, may do so according to any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate, or into the validity of any tax assessment, sale, forfeiture, tax lien or title or claim. The Agent, acting reasonably and in good faith, in performing any act hereunder, shall be the sole judge of whether the relevant Pledgor is required to perform the same under the terms of this Agreement. The Agent is hereby authorized to charge any depository or other account of any Pledgor maintained with any Secured Creditor for the amount of such sums and amounts so expended.

    Section 5.   Special Provisions Re: Stock Collateral.

     Each Pledgor further represents and warrants to, and agrees with, the Secured Creditors as follows:

            (a) Each Pledgor has the right to vote the Pledged Securities and there are no restrictions upon the voting rights associated with, or the transfer of, any of the Pledged Securities, except as provided by federal and state and, with respect to Foreign Companies, foreign laws applicable to the sale of securities generally and the terms of this Agreement.

            (b) The certificates for all shares of the Pledged Securities shall be delivered by the relevant Pledgor to the Agent duly endorsed in blank for transfer or accompanied by an appropriate assignment or assignments or an appropriate undated stock power or powers, in every case sufficient to transfer title thereto. The Agent may, at any time after the occurrence of an Event of Default, cause to be transferred into its name or into the name of its nominee or nominees any and all of the Pledged Securities. The Agent shall at all times have the right to exchange the certificates representing the Pledged Securities for certificates of smaller or larger denominations.

            (c) The Pledged Securities have been validly issued and, except as described on Schedule A, are fully paid and non-assessable. Except as set forth on Schedule A, there are no outstanding commitments or other obligations of the issuers of any of the Pledged Securities to issue, and no options, warrants or other rights of any individual or entity to acquire, any share of any class or series of capital stock of such issuers. The Pledged Securities listed and described on Schedule A attached hereto constitute the percentage of the issued and outstanding capital stock of each series and class of the issuers thereof as set forth thereon owned by the relevant Pledgor. Each Pledgor further agrees that in the event any such issuer shall issue any additional capital stock of any series or class (whether or not entitled to vote) to such Pledgor or otherwise on account of its ownership interest therein, subject to the limitations set forth in Section 2(a) above, such Pledgor will forthwith pledge and deposit hereunder, or cause to be pledged and deposited hereunder, all such additional shares of such capital stock.

    Section 6. Special Provisions Re: Partnership Interest Collateral and LLC Collateral.

            (a) Each Pledgor further represents and warrants to, and agrees with, the Secured Creditors as follows:

                  (i) each Partnership is a valid and existing entity of the type listed on Schedule B and is duly organized and existing under applicable law; and each LLC is duly organized and existing under applicable law;

                 (ii) the Partnership Interest Collateral listed and described on Schedule B attached hereto constitutes the percentage of the equity interest in each Partnership set forth thereon owned by the relevant Pledgor; and the LLC Collateral listed and described on Schedule C attached hereto constitutes the percentage of the equity interest in each LLC set forth thereon owned by the relevant Pledgor; and

                (iii) the copies of the partnership agreements of each Partnership and the certificates of formation and operating agreements of each LLC (each such agreement being hereinafter referred to as "Organizational Agreement") heretofore delivered to the Agent are true and correct copies thereof and have not been amended or modified in any respect.

            (b) Each Pledgor agrees that it shall not, without the prior written consent of the Agent, agree to any amendment or modification to any of the Organizational Agreements which would in any manner adversely affect or impair the Partnership Interest Collateral or LLC Collateral or reduce or dilute the rights of such Pledgor with respect to any Partnership or LLC, any of such done without such prior written consent to be null and void. The Pledgors shall promptly send to the Agent copies of all notices and communications with respect to each Partnership and each LLC alleging the existence of a default by any Pledgor in the performance of any of its obligations under any Organizational Agreement. Each Pledgor agrees that it will promptly notify the Agent of any litigation which is reasonably likely to have a material adverse effect on any Secured Creditor's rights under this Agreement or on the value of the Collateral or on any Pledgor's ability to use any of the Collateral in the ordinary course of its business (a "Material Adverse Effect") or is reasonably likely to materially and adversely affect a Partnership or a LLC or any of their respective properties and of any material adverse change in the operations, business properties, assets or conditions, financial or otherwise, of any Pledgor or any Partnership or any LLC. Each Pledgor shall perform when due all of its obligations under each Organizational Agreement. In the event any Pledgor fails to pay or perform any obligation arising under any Organizational Agreement or otherwise related to any Partnership or any LLC, the Agent may, but need not, pay or perform such obligation at the expense and for the account of the Pledgors and all funds expended for such purposes shall constitute Obligations secured hereby which the Pledgors promise to pay to the Agent together with interest thereon at the Default Rate.

            (c) The certificates, if any, at any time evidencing any Pledgor's interest in any Partnership or LLC shall be delivered to the Agent duly endorsed in blank for transfer or accompanied by an appropriate assignment or assignments or an appropriate undated stock power or powers, in every case sufficient to transfer title thereto. The Agent may, at any time after the occurrence of an Event of Default, cause to be transferred into its name or the name of its nominee or nominees, any and all of such Collateral. The Agent shall at all times have the right to exchange the certificates representing such Collateral for certificates of smaller or larger denominations.

            (d) Each Pledgor has the right to vote its interest in each Partnership and LLC (except as set forth herein) and there are no restrictions upon the voting rights associated with, or the transfer of, any of the Partnership Interest Collateral or LLC Collateral, except as provided by federal and state laws applicable to the sale of securities generally, the terms of any Organizational Agreement under which such person is organized and the terms of this Agreement.

            (e) Except as set forth on Schedule C, there are no outstanding commitments or other obligations of any LLC to issue, and no options, warrants or other rights of any individual or entity to acquire, any interest in such LLC.

            (f) Each Pledgor further agrees that in the event it shall acquire any additional interests in any Partnership or LLC, such Pledgor will forthwith pledge and deposit hereunder or cause to be pledged and deposited hereunder, all such additional interests.

    Section 7. Voting Rights and Dividends. Unless and until an Event of Default hereunder has occurred and is continuing and thereafter until notified by the Agent pursuant to Section 9(b) hereof:

            (a) Each Pledgor shall be entitled to exercise all voting and/or consensual powers pertaining to the Collateral of such Pledgor, or any part thereof, for all purposes not inconsistent with the terms of this Agreement or any other document evidencing or otherwise relating to any of the Obligations.

            (b) Each Pledgor shall be entitled to receive and retain all dividends and distributions in respect of the Collateral which are paid in cash of whatsoever nature; provided, however, that such dividends and distributions representing:

                  (i) stock or liquidating dividends or a distribution or return of capital upon or in respect of the Pledged Securities or any part thereof or resulting from a split-up, revision or reclassification of the Pledged Securities or any part thereof or received in addition to, in substitution of or in exchange for the Pledged Securities or any part thereof as a result of a merger, consolidation or otherwise; or

                 (ii) distributions in complete or partial liquidation of any Partnership or LLC or the interest of such Pledgor therein;

    in each case, shall be paid, delivered or transferred, as appropriate, directly to the Agent immediately upon the receipt thereof by such Pledgor and may, in the case of cash, be applied by the Agent to the Obligations in accordance with the terms of the Credit Agreement, whether or not the same may then be due or otherwise adequately secured and shall, in the case of all other property, together with any cash received by the Agent and not applied as aforesaid, be held by the Agent pursuant hereto as part of the Collateral pledged under and subject to the terms of this Agreement.

            (c) In order to permit each Pledgor to exercise such voting and/ or consensual powers which it is entitled to exercise under subsection
    (a) above and to receive such distributions which such Pledgor is entitled to receive and retain under subsection (b) above, the Agent will, if necessary, upon the written request of such Pledgor, from time to time execute and deliver to such Pledgor appropriate proxies and dividend orders.

    Section 8. Power of Attorney. Each Pledgor hereby appoints the Agent, its nominee, or any other person whom the Agent may designate as such Pledgor's attorney-in-fact, with full power and authority upon the occurrence and during the continuation of any Event of Default to ask, demand, collect, receive, receipt for, sue for, compound and give acquittance for any and all sums or properties which may be or become due, payable or distributable in respect of the Collateral or any part thereof, with full power to settle, adjust or compromise any claim thereunder or therefor as fully as such Pledgor could itself do, to endorse or sign the Pledgor's name on any assignments, stock powers, or other instruments of transfer and on any checks, notes, acceptances, money orders, drafts, and any other forms of payment or security that may come into the Agent's possession and on all documents of satisfaction, discharge or receipt required or requested in connection therewith, and, in its discretion, to file any claim or take any other action or proceeding, either in its own name or in the name of such Pledgor, or otherwise, which the Agent deems necessary or appropriate to collect or otherwise realize upon all or any part of the Collateral, or effect a transfer thereof, or which may be necessary or appropriate to protect and preserve the right, title and interest of the Agent in and to such Collateral and the security intended to be afforded hereby.
Each Pledgor hereby ratifies and approves all acts of any such attorney and agrees that neither the Agent nor any such attorney will be liable for any such acts or omissions nor for any error of judgment or mistake of fact or law other than such person's gross negligence or willful misconduct. The Agent may file one or more financing statements disclosing its security interest in all or any part of the Collateral without any Pledgor's signature appearing thereon, and each Pledgor also hereby grants the Agent a power of attorney to execute any such financing statements, and any amendments or supplements thereto, on behalf of such Pledgor without notice thereof to such Pledgor.
The foregoing powers of attorney, being coupled with an interest, are irrevocable until the Obligations have been fully satisfied and all commitments of the Lenders to extend credit to or for the account of the Borrower under the Credit Agreement have expired or otherwise terminated.

    Section 9. Defaults and Remedies. (a) The occurrence of any event or the existence of any condition which is specified as an "Event of Default" under the Credit Agreement shall constitute an "Event of Default" hereunder.

     (b) Upon the occurrence and during the continuation of any Event of Default, all rights of the Pledgors to receive and retain the distributions which they are entitled to receive and retain pursuant to Section 7(b) hereof shall, at the option of the Agent, cease and thereupon become vested in the Agent which, in addition to all other rights provided herein or by law, shall then be entitled solely and exclusively to receive and retain the distributions which the Pledgors would otherwise have been authorized to retain pursuant to
Section 7(b) hereof and all rights of the Pledgors to exercise the voting and/ or consensual powers which they are entitled to exercise pursuant to Section 7(a) hereof shall, at the option of the Agent, cease and thereupon become vested in the Agent which, in addition to all other rights provided herein or by law, shall then be entitled solely and exclusively to exercise all voting and other consensual powers pertaining to the Collateral and to exercise any and all rights of conversion, exchange or subscription and any other rights, privileges or options pertaining thereto as if the Agent were the absolute owner thereof including, without limitation, the right to exchange, at its discretion, the Collateral or any part thereof upon the merger, consolidation, reorganization, recapitalization or other readjustment of the respective issuer thereof or upon the exercise by or on behalf of any such issuer or the Agent of any right, privilege or option pertaining to the Collateral or any part thereof and, in connection therewith, to deposit and deliver the Collateral or any part thereof with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Agent may determine. In the event the Agent in good faith believes any of the Collateral constitutes restricted securities within the meaning of any applicable securities law, any disposition thereof in compliance with such laws shall not render the disposition commercially unreasonable.

     (c) Upon the occurrence and during the continuation of any Event of Default, the Agent shall have, in addition to all other rights provided herein or by law, the rights and remedies of a secured party under the UCC (regardless of whether the UCC is the law of the jurisdiction where the rights or remedies are asserted and regardless of whether the UCC applies to the affected Collateral), and further the Agent may, without demand and, to the extent permitted by applicable law, without advertisement, notice, hearing or process of law to the extent permitted by applicable law, all of which each Pledgor hereby waives to the extent permitted by applicable law, at any time or times, sell and deliver any or all of the Collateral held by or for it at public or private sale, at any securities exchange or broker's board or at any of the Agent's offices or elsewhere, for cash, upon credit or otherwise, at such prices and upon such terms as the Agent deems advisable, in its sole discretion. In the exercise of any such remedies, the Agent may sell the Collateral as a unit even though the sales price thereof may be in excess of the amount remaining unpaid on the Obligations. Also, if less than all the Collateral is sold, the Agent shall have no duty to marshal or apportion the part of the Collateral so sold as between the Pledgors, or any of them, but may sell and deliver any or all of the Collateral without regard to which of the Pledgors are the owners thereof. In addition to all other sums due any Secured Creditor hereunder, each Pledgor shall pay the Secured Creditors all costs and expenses incurred by the Secured Creditors, including reasonable attorneys' fees and court costs, in obtaining, liquidating or enforcing payment of Collateral or the Obligations or in the prosecution or defense of any action or proceeding by or against any Secured Creditor or any Pledgor concerning any matter arising out of or connected with this Agreement or the Collateral or the Obligations including, without limitation, any of the foregoing arising in, arising under or related to a case under the United States Bankruptcy Code (or any successor statute). Any requirement of reasonable notice shall be met if such notice is personally served on or mailed, postage prepaid, to the Pledgors in accordance with Section 14(b) hereof at least 10 days before the time of sale or other event giving rise to the requirement of such notice; provided, however, no notification need be given to a Pledgor if such Pledgor has signed, after an Event of Default has occurred, a statement renouncing any right to notification of sale or other intended disposition. The Agent shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given. Any Secured Creditor may be the purchaser at any such sale. Each Pledgor hereby waives all of its rights of redemption from any such sale. Subject to mandatory provisions of applicable law, the Agent may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, be made at the time and place to which the sale was postponed or the Agent may further postpone such sale by announcement made at such time and place.

     EACH PLEDGOR AGREES THAT IF ANY PART OF THE COLLATERAL IS SOLD AT ANY PUBLIC OR PRIVATE SALE, THE AGENT MAY ELECT TO SELL ONLY TO A BUYER WHO WILL GIVE FURTHER ASSURANCES, SATISFACTORY IN FORM AND SUBSTANCE TO THE AGENT, RESPECTING COMPLIANCE WITH THE REQUIREMENTS OF THE FEDERAL SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, AND A SALE SUBJECT TO SUCH CONDITION SHALL BE DEEMED COMMERCIALLY REASONABLE.

     EACH PLEDGOR FURTHER AGREES THAT IN ANY SALE OF ANY PART OF THE COLLATERAL, THE AGENT IS HEREBY AUTHORIZED TO COMPLY WITH ANY LIMITATION OR RESTRICTION IN CONNECTION WITH SUCH SALE AS IT MAY BE ADVISED BY COUNSEL IS NECESSARY IN ORDER TO AVOID ANY VIOLATION OF APPLICABLE LAW (INCLUDING, WITHOUT LIMITATION, COMPLIANCE WITH SUCH PROCEDURES AS MAY RESTRICT THE NUMBER OF PROSPECTIVE BIDDERS AND PURCHASERS AND/OR FURTHER RESTRICT SUCH PROSPECTIVE BIDDERS OR PURCHASERS TO PERSONS WHO WILL REPRESENT AND AGREE THAT THEY ARE PURCHASING FOR THEIR OWN ACCOUNT FOR INVESTMENT AND NOT WITH A VIEW TO THE DISTRIBUTION OR RESALE OF SUCH COLLATERAL ), OR IN ORDER TO OBTAIN ANY REQUIRED APPROVAL OF THE SALE OR OF THE PURCHASER BY ANY GOVERNMENTAL REGULATORY AUTHORITY OR OFFICIAL, AND EACH PLEDGOR FURTHER AGREES THAT SUCH COMPLIANCE SHALL NOT RESULT IN SUCH SALE BEING CONSIDERED OR DEEMED NOT TO HAVE BEEN MADE IN A COMMERCIALLY REASONABLE MANNER, NOR SHALL THE AGENT BE LIABLE OR ACCOUNTABLE TO ANY PLEDGOR FOR ANY DISCOUNT ALLOWED BY REASON OF THE FACT THAT SUCH COLLATERAL IS SOLD IN COMPLIANCE WITH ANY SUCH LIMITATION OR RESTRICTION.

     (d) In the event the Agent shall sell or otherwise dispose of all or any part of the Partnership Interest Collateral or LLC Collateral, each Pledgor hereby grants the purchaser of such portion of the Partnership Interest Collateral or LLC Collateral to the fullest extent of its capacity, the ability (but not the obligation) to become a partner or member in the relevant Partnership or LLC, as the case may be (subject to the approval of the relevant Partnership or LLC, as the case may be, in the exercise of its discretion in accordance with its Organizational Agreement and subject to any requirements of applicable law), in the place and stead of such Pledgor. To exercise such right, the purchaser shall comply with the applicable Organizational Agreement and give written notice to the relevant Partnership or LLC, as the case may be, of its election to become a partner or member in such Partnership or LLC. Following such election and giving of consent by all necessary partners or members of the relevant Partnership or LLC as to the purchaser becoming a partner or member, the purchaser shall have the right and powers and be subject to the liabilities of a partner or member under the relevant Organizational Agreement and the partnership or limited liability company act governing the Partnership or LLC.

     (e) Upon the occurrence and during the continuation of any Event of Default, in addition to all other rights provided herein or by law, the Agent shall have the right to cause all or any part of the Partnership Interest Collateral or LLC Collateral of any of the Pledgors in any one or more of the Partnerships or LLCs to be redeemed and to cause a withdrawal, in whole or in part, of any Pledgor from any Partnership or LLC or any of its interest therein.

     (f) The powers conferred upon the Agent hereunder are solely to protect its interest in the Collateral and shall not impose on it any duties to exercise such powers. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equivalent to that which the Agent accords its own property, consisting of similar types securities, it being understood, however, that the Agent shall have no responsibility for
(i) ascertaining or taking any action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Collateral, whether or not the Agent has or is deemed to have knowledge of such matters,
(ii) taking any necessary steps to preserve rights against any parties with respect to any Collateral, or (iii) initiating any action to protect the Collateral or any part thereof against the possibility of a decline in market value. This Agreement constitutes an assignment of rights only and not an assignment of any duties or obligations of the Pledgors in any way related to the Collateral, and the Agent shall have no duty or obligation to discharge any such duty or obligation. By its acceptance hereof, the Agent does not undertake to perform or discharge and shall not be responsible or liable for the performance or discharge of any such duties or responsibilities and shall not in any event become a "Substituted Limited Partner" or words of like import (as defined in the relevant Organizational Agreement) in the relevant Partnership. Neither any Secured Creditor, nor any party acting as attorney for any Secured Creditor, shall be liable hereunder for any acts or omissions or for any error of judgment or mistake of fact or law other than such person's gross negligence or willful misconduct.

     (g) Failure by the Agent to exercise any right, remedy or option under this Agreement or any other agreement between any Pledgor and the Agent or provided by law, or delay by the Agent in exercising the same, shall not operate as a waiver; and no waiver shall be effective unless it is in writing, signed by the party against whom such waiver is sought to be enforced and then only to the extent specifically stated. The rights and remedies of the Secured Creditors under this Agreement shall be cumulative and not exclusive of any other right or remedy which the any Secured Creditor may have.

   Section 10. Application of Proceeds. The proceeds and avails of the Collateral at any time received by the Agent upon the occurrence and during the continuation of any Event of Default shall, when received by the Agent in cash or its equivalent, be applied by the Agent in reduction of, or held as collateral security for, the Obligations in accordance with the terms of the Credit Agreement. The Pledgors shall remain liable to the Secured Creditors for any deficiency in the Obligations. Any surplus remaining after the full payment and satisfaction of the Obligations shall be returned to the Borrower, as agent for Pledgors, or to whomsoever the Agent reasonably determines is lawfully entitled thereto.

   Section 11. Continuing Agreement. This Agreement shall be a continuing agreement in every respect and shall remain in full force and effect until all of the Obligations, both for principal and interest, have been fully paid and satisfied and the commitments of the Secured Creditors to make B Loans to the Borrower under the Credit Agreement shall have expired or otherwise terminated. Upon such termination of this Agreement, the Agent shall, upon the request and at the expense of the Pledgors, forthwith release all its liens and security interests hereunder.

   Section 12. Primary Security; Obligations Absolute. The lien and security herein created and provided for stand as direct and primary security for the Obligations of the Borrower arising under or otherwise relating to the Credit Agreement as well as for the other Obligations secured hereby. No application of any sums received by the Agent in respect of the Collateral or any disposition thereof to the reduction of the Obligations or any portion thereof shall in any manner entitle any Pledgor to any right, title or interest in or to the Obligations or any collateral security therefor, whether by subrogation or otherwise, unless and until all Obligations have been fully paid and satisfied and all commitments to make B Loans to the Borrower under the Credit Agreement have expired or otherwise terminated. Each Pledgor acknowledges and agrees that the lien and security hereby created and provided for are absolute and unconditional and shall not in any manner be affected or impaired by any acts or omissions whatsoever of any Secured Creditor or any other holder of any of the Obligations, and without limiting the generality of the foregoing, the lien and security hereof shall not be impaired by any acceptance by any Secured Creditor or any other holder of any of the Obligations of any other security for or guarantors upon any Obligations or by any failure, neglect or omission on the part of any Secured Creditor or any other holder of any of the Obligations to realize upon or protect any of the Obligations or any collateral security therefor. The lien and security hereof shall not in any manner be impaired or affected by (and the Secured Creditors, without notice to anyone, are hereby authorized to make from time to time) any sale, pledge, surrender, compromise, settlement, release, renewal, extension, indulgence, alteration, substitution, exchange, change in, modification or disposition of any of the Obligations, or of any collateral security therefor, or of any guaranty thereof, or of any instrument or agreement setting forth the terms and conditions pertaining to any of the foregoing. The Secured Creditors may at their discretion at any time grant credit to the Borrower without notice to the other Pledgors in such amounts and on such terms as the Secured Creditors may elect without in any manner impairing the lien and security hereby created and provided for. In order to realize hereon and to exercise the rights granted the Secured Creditors hereunder and under applicable law, there shall be no obligation on the part of any Secured Creditor or any other holder of any of the Obligations at any time to first resort for payment to the Borrower or any other Pledgor or to any guaranty of the Obligations or any portion thereof or to resort to any other collateral security, property, liens or any other rights or remedies whatsoever, and the Secured Creditors shall have the right to enforce this Agreement as against any Pledgor or any of its Collateral irrespective of whether or not other proceedings or steps seeking resort to or realization upon or from any of the foregoing are pending.

   Section 13. The Agent. In acting under or by virtue of this Agreement, the Agent shall be entitled to all the rights, authority, privileges, and immunities provided in the Credit Agreement, all of which provisions of said Credit Agreement (including, without limitation, Section 10 thereof) are incorporated by reference herein with the same force and effect as if set forth herein in their entirety. The Agent hereby disclaims any representation or warranty to the other Secured Creditors or any other holders of the Obligations concerning the perfection of the liens and security interests granted hereunder or in the value of the Collateral.

   Section 14. Miscellaneous. (a) This Agreement cannot be changed or terminated orally. This Agreement shall create a continuing lien on and security interest in the Collateral and shall be binding upon each Pledgor, its successors and permitted assigns, and shall inure, together with the rights and remedies of the Secured Creditors hereunder, to the benefit of the Secured Creditors, and their successors and assigns; provided, however, that no Pledgor may assign its rights or delegate its duties hereunder without the Agent's prior written consent. Without limiting the generality of the foregoing, and subject to the provisions of the Credit Agreement, any Lender may assign or otherwise transfer any indebtedness held by it secured by this Agreement to any other person, and such other person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise.

     (b) All communications provided for herein shall be in writing, except as otherwise specifically provided for hereinabove, and shall be deemed to have been given or made, if to any Pledgor when given to the Borrower in accordance with Section 11.7 of the Credit Agreement, or if to any Secured Creditor, when given to such party in accordance with Section 11.7 of the Credit Agreement.

     (c) No Lender shall have the right to institute any suit, action or proceeding in equity or at law for the foreclosure or other realization upon any Collateral subject to this Agreement or for the execution of any trust or power hereof or for the appointment of a receiver, or for the enforcement of any other remedy under or upon this Agreement; it being understood and intended that no one or more of the Lenders shall have any right in any manner whatsoever to affect, disturb or prejudice the lien and security interest of this Agreement by its or their action or to enforce any right hereunder, and that all proceedings at law or in equity shall be instituted, had and maintained by the Agent in the manner herein provided for the benefit of the Secured Creditors.

     (d) In the event that any provision hereof shall be deemed to be invalid or unenforceable by reason of the operation of any law or by reason of the interpretation placed thereon by any court, this Agreement shall be construed as not containing such provision, but only as to such jurisdictions where such law or interpretation is operative, and the invalidity or unenforceability of such provision shall not affect the validity of any remaining provision hereof, and any and all other provisions hereof which are otherwise lawful and valid shall remain in full force and effect. Without limiting the generality of the foregoing, in the event that this Agreement shall be deemed to be invalid or otherwise unenforceable with respect to any Pledgor, such invalidity or unenforceability shall not affect the validity of this Agreement with respect to the other Pledgors.

     (e) In the event the Secured Creditors shall at any time in their discretion permit a substitution of Pledgors hereunder or a party shall wish to become a Pledgor hereunder, such substituted or additional Pledgor shall, upon executing an agreement in the form attached hereto as Schedule F, become a party hereto and be bound by all the terms and conditions hereof to the same extent as though such Pledgor had originally executed this Agreement and, in the case of a substitution, in lieu of the Pledgor being replaced. Any such agreement shall contain information as to such Pledgor necessary to update Schedules A, B and C with respect to it. No such substitution shall be effective absent the written consent of Agent nor shall it in any manner affect the obligations of the other Pledgors hereunder.

     (f) This Agreement shall be deemed to have been made in the State of Illinois and shall be governed by, and construed in accordance with, the laws of the State of Illinois. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of any provision hereof.

     (g) Each Pledgor hereby submits to the non-exclusive jurisdiction of the United States District Court for the Northern District of Illinois and of any Illinois state court sitting in Cook County, Illinois for purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. Each Pledgor irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

     (h) This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterpart signature pages, each constituting an original, but all together one and the same instrument.

                          [SIGNATURE PAGES TO FOLLOW]

     IN WITNESS WHEREOF, each Pledgor has caused this Agreement to be duly executed and delivered as of the date first above written.

                              "PLEDGORS"
                              MISSISSIPPI CHEMICAL CORPORATION
                              By______________________________________________
                              Name____________________________________________
                              Title___________________________________________
                              Address:
                              3622 Highway 49 East (39194)
                              P.O. Box 388
                              Yazoo City, MS 39194-0388
                              Attention:           _________________
                              Telephone:           _________________
                              Telecopy:            _________________

                              MISSISSIPPI NITROGEN, INC.
                              By______________________________________________
                              Name____________________________________________
                              Title___________________________________________
                              Address:
                              Highway 49 East (39194)
                              P.O. Box 1851
                              Yazoo City, MS  39194-1851
                              Attention:           _________________
                              Telephone:           _________________
                              Telecopy:            _________________

                              MISSISSIPPI CHEMICAL MANAGEMENT COMPANY
                              By______________________________________________
                              Name____________________________________________
                              Title___________________________________________
                              Address:
                              Highway 49 East (39194)
                              P.O. Box 1534
                              Yazoo City, MS  39194-1534
                              Attention:           _________________
                              Telephone:           _________________
                              Telecopy:            _________________


     Acknowledged and agreed to in Chicago, Illinois as of the date first above written.

                               HARRIS TRUST AND SAVINGS BANK, as Agent
                               By_____________________________________________
                               Name___________________________________________
                               Title__________________________________________
                               Address:
                               111 West Monroe Street
                               Chicago, IL  60603
                               Attention:  Agribusiness Division
                               Telephone:  ____________________
                               Telecopy:  (312) 765-8095



                         SCHEDULE A TO PLEDGE AGREEMENT
                             THE PLEDGED SECURITIES

                                                                    PERCENTAGE
                                 JURISDICTION                       OF ISSUER'S
NAME OF        NAME OF                 OF       NO. OF  CERTIFICATE OUTSTANDING
PLEDGOR        ISSUER            INCORPORATION  SHARES      NO.        STOCK
Mississippi     Mississippi
 Chemical        Phosphates
 Corporation     Corporation          Delaware   1,000         1          100
Mississippi
 Chemical       Mississippi Potash,
 Corporation     Inc.              Mississippi   1,000         2          100
Mississippi
 Chemical       Mississippi
 Corporation     Nitrogen, Inc.       Delaware   1,000        002         100
Mississippi
 Chemical       MCC Investments,
 Corporation     Inc.                 Delaware   1,000        001         100
                Mississippi
Mississippi      Chemical
 Chemical        Management
 Corporation     Company              Delaware   1,000        001         100
Mississippi
 Chemical       NSI Land
 Corporation     Corporation          Delaware   1,000         3          100
Mississippi
 Potash, Inc.   Eddy Potash, Inc.  Mississippi   1,000        002         100
Mississippi     TNI Barge, Inc.    Mississippi   1,000        002         100
 Nitrogen, Inc.


                         SCHEDULE B TO PLEDGE AGREEMENT
                        PARTNERSHIP INTEREST COLLATERAL

                    NAME OF         TYPE OF     JURISDICTION OF  PERCENTAGE OF
NAME OF PLEDGOR   PARTNERSHIP     ORGANIZATION   ORGANIZATION      OWNERSHIP
Mississippi
 Nitrogen, Inc.   Mississippi
 (Limited          Chemical Company, Limited
 Partner)          L.P.              Partnership    Delaware          99%
Mississippi
 Chemical
 Management       Mississippi
 Company (General  Chemical Company, Limited
 Partner)          L.P.              Partnership    Delaware           1%



                         SCHEDULE C TO PLEDGE AGREEMENT
                                 LLC COLLATERAL

                                                            PERCENTAGE OF
                                         JURISDICTION OF   EQUITY INTEREST
NAME OF PLEDGOR     NAME OF LLC           ORGANIZATION     OWNED BY PLEDGOR
Mississippi         MissChem Nitrogen,
 Nitrogen, Inc.     L.L.C.                      Delaware             100
Mississippi
 Nitrogen, Inc.     Triad Nitrogen, L.L.C.      Delaware             100


                         SCHEDULE D TO PLEDGE AGREEMENT
                    ACKNOWLEDGMENT TO COLLATERAL ASSIGNMENT

                                                           ____________, _____

_________________________________
_________________________________
_________________________________
_________________________________
Attention:_________________________

Ladies and Gentlemen:

     _________________________ ("Pledgor") is a party to that certain Pledge Agreement dated as of February 24, 2000 (the "Pledge Agreement") in favor of Harris Trust and Savings Bank (the "Agent"), a copy of which you have received. Pursuant to the Pledge Agreement, Pledgor assigned its equity interests in ___________________ (the "Partnership/LLC") as collateral security for, among other things, certain of the indebtedness, obligations and liabilities of Mississippi Chemical Corporation (the "Borrower") now or from time to time owing pursuant to that certain Credit Agreement dated as of November 25, 1997 (such Credit Agreement as the same may be amended, modified or restated from time to time being hereinafter referred to as the "Credit Agreement") among the Borrower, the Borrower's subsidiaries party thereto as guarantors, the Agent, and various other lenders party thereto.

     We ask you, by accepting this letter below on behalf of the Partnership/LLC and as its general partner/manager, to confirm the following:

             1.   Pledgor is a partner/member in the Partnership/LLC.

             2. You consent to the collateral assignment of Pledgor's interest in the Partnership/LLC to the Agent, notwithstanding anything to the contrary contained in the Partnership Agreement/Limited Liability Company Certificate of Formation and Operating Agreement. This letter will serve to evidence the consent to this collateral assignment from the Partnership/LLC and its general partner/manager.

             3. All parties required by the terms of the Partnership Agreement/Limited Liability Company Certificate of Formation and Operating Agreement to approve the collateral assignment made by the Pledge Agreement have done so, and the interest of the Agent by virtue of that assignment has been reflected on the books and records of the Partnership/LLC.

             4. The Partnership/LLC has been formed under the Partnership Agreement dated as of ______________, _____/the Certificate of Formation dated ______________, ______, and the Operating Agreement dated as of ________________, _____ (the "Organizational Documents"), and the Organizational Documents have not subsequently been modified or amended and continue in full force and effect. The Organizational Documents shall not be amended without the consent of the Agent. The Agent agrees with the Partnership/LLC that the Agent will not unreasonably withhold its consent to modifications or amendments to the Organizational Documents which do not adversely affect the interests of the Secured Creditors identified and defined in the Pledge Agreement.

             5. All payments and distributions due and to become due to Pledgor pursuant to the Organizational Documents shall continue to be paid directly to such Pledgor, unless and until the Agent notifies the Partnership/LLC in writing to do otherwise. If the Agent so notifies the Partnership/LLC, the Partnership/LLC will immediately cease making such payments and distributions to the Pledgor and will as soon as possible, but in any event within 5 days after receiving such notice, remit all such payments and distributions directly to the Agent at 111 West Monroe Street, Chicago, Illinois 60603.

             6. By virtue of the Pledge Agreement, the Agent has the right, upon the occurrence and during the continuation of any Event of Default under the Credit Agreement, at its option to exercise Pledgor's right
     (if any) to withdraw all or any part of such Pledgor's interest in the Partnership/LLC by so notifying the Partnership/LLC in writing no less than 10 days prior to the proposed withdrawal date. All payments and distributions due or to become due under the Organizational Documents to the Pledgor as a result of such withdrawal shall be remitted directly to the Agent as stated above. If given at all, the notice provided pursuant to this paragraph may (but need not) be given concurrently with any notice provided pursuant to the immediately preceding paragraph.

             7. The Pledgor agrees that any such payment to the Agent shall be a good receipt and acquittance as against it -- that is to say, the Partnership/LLC should make the payment directly to the Agent and in so doing, the Partnership/LLC discharges any liability to such Pledgor for that payment.

             8. The terms of the Pledge Agreement prohibit Pledgor from making any transfer of its interest in the Partnership/LLC without the Agent's prior written consent. You agree not to honor any such transfer of Pledgor's interest without the Agent's prior written consent.

     The agreements in this letter shall be modified only in a writing signed by the Agent, the Pledgor and the Partnership/LLC. We acknowledge that the Partnership/LLC shall be entitled to assume that the Pledge Agreement continues in full force and effect unless and until the Partnership/LLC receives actual written notice of a termination of same from the Agent.

                              Very truly yours,

                              [PLEDGOR]
                              By______________________________________________
                              Its_____________________________________________

                              HARRIS TRUST AND SAVINGS BANK, as Agent
                              By______________________________________________
                              Its_____________________________________________

     The undersigned, both as the general partner/manager of the Partnership/LLC and on behalf of the Partnership/LLC, join in this letter to evidence their acknowledgment and agreement to the same.

                              [PARTNERSHIP/LLC]
                              By______________________________________________
                              Its_____________________________________________

                              [GENERAL PARTNER/MANAGER OF PARTNERSHIP]
                              By______________________________________________
                              Its_____________________________________________

                         SCHEDULE E TO PLEDGE AGREEMENT

                         AMENDMENT TO PLEDGE AGREEMENT

     Reference is hereby made to that certain Pledge Agreement dated as of February 24, 2000 (as the same may be amended, the "Pledge Agreement"), from Mississippi Chemical Corporation and the other Pledgors which are signatories thereto to and Harris Trust and Savings Bank, as Agent. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Pledge Agreement.

     Subsequent to the Pledgors' delivery of the Pledge Agreement, certain shares of stock, partnership interests or limited liability company interests have been added as Collateral under the Pledge Agreement. As a result of such addition, Schedule A of the Pledge Agreement does not accurately describe the shares of capital stock and/or Schedule B does not accurately describe the partnership interests and/or Schedule C does not accurately describe the limited liability company interests, currently held by the Agent as collateral under the Pledge Agreement.

     The Pledgors now desire to amend Schedule A and/or Schedule B and/or Schedule C to the Pledge Agreement to reflect such addition, and this instrument shall constitute an agreement between the Pledgors and the Agent amending the Pledge Agreement in the respects, but only in the respects, hereinafter set forth:

             1. If an Annex A is attached hereto, Schedule A of the Pledge Agreement shall be and hereby is amended and as so amended shall be restated in its entirety to read as Annex A attached hereto.

             2. If an Annex B is attached hereto, Schedule B of the Pledge Agreement shall be and hereby is amended and as so amended shall be restated in its entirety to read as Annex B attached hereto.

             3. If an Annex C is attached hereto, Schedule C of the Pledge Agreement shall be and hereby is amended and as so amended shall be restated in its entirety to read as Annex C attached hereto.

             4. As collateral security for the Obligations, each Pledgor hereby grants to the Agent a continuing lien on and security interest in, and acknowledges and agrees that the Agent has and shall continue to have a continuing lien on and security interest in, all the shares of capital stock of each issuer listed and described on Annex A attached hereto (if attached), all of the partnership interests listed and described on Annex B attached hereto (if attached), all of the limited liability company interests listed and described on Annex C attached hereto (if attached) and all the other properties, rights, interests and privileges comprising the Collateral (as such term is defined in the Pledge Agreement after giving effect to this Amendment), to the same extent and with the same force and effect as if (i) the shares of stock described on Annex A had originally been included on Schedule A to the Pledge Agreement, (ii) the partnership interests described on Annex B had been originally included on Schedule B to the Pledge Agreement and
     (iii) the limited liability company interests described on Annex C had been originally included on Schedule C to the Pledge Agreement. The foregoing granting clause is in addition to and supplemental of and not in substitution for the granting clause contained in the Pledge Agreement. Neither the Pledgors nor the Agent intends by this Amendment to in any way impair or otherwise affect the lien of the Pledge Agreement on such of the Collateral which was subject to the Pledge Agreement prior to giving effect to this Amendment.

             5. Each Pledgor hereby repeats and reaffirms all of its covenants, agreements, representations and warranties contained in the Pledge Agreement, each and all of which shall be applicable to all of the properties, rights, interests and privileges subject to the lien of the Pledge Agreement after giving effect to this Amendment. Each Pledgor hereby certifies that no Event of Default or event which, with notice or lapse of time or both, would constitute an Event of Default exists under the Pledge Agreement after giving effect to this Amendment.

             6. No reference to this Amendment need be made in any note, instrument or other document at any time referring to the Pledge Agreement, any reference in any of such to the Pledge Agreement to be deemed to reference to the Pledge Agreement as modified hereby.

             7. Except as specifically modified hereby, all the terms and conditions of the Pledge Agreement shall stand and remain unchanged and in full force and effect.

                              PLEDGOR(S):
                              [NAME OF PLEDGORS]
                              By______________________________________________
                              Name____________________________________________
                              Title___________________________________________


     Acknowledged and agreed to as of the date first above written.

                              HARRIS TRUST AND SAVINGS BANK, as Agent
                              By______________________________________________
                              Name____________________________________________
                              Title___________________________________________

                                    ANNEX A
                        TO AMENDMENT TO PLEDGE AGREEMENT
                             THE PLEDGED SECURITIES

NAME OF    NAME OF  JURISDICTION OF   NO. OF   CERTIFICATE   PERCENTAGE OF
PLEDGOR    ISSUER   INCORPORATION     SHARES       NO.       ISSUER'S STOCK

                                    ANNEX B
                        TO AMENDMENT TO PLEDGE AGREEMENT
                             PARTNERSHIP INTERESTS

NAME OF       NAME OF         TYPE OF      JURISDICTION OF   PERCENTAGE OF
PLEDGOR     PARTNERSHIP    ORGANIZATION      ORGANIZATION      OWNERSHIP

                                    ANNEX C
                        TO AMENDMENT TO PLEDGE AGREEMENT

                                                      PERCENTAGE OF
NAME OF                          JURISDICTION OF     EQUITY INTEREST
PLEDGOR          NAME OF LLC       ORGANIZATION     OWNED BY PLEDGOR

                         SCHEDULE F TO PLEDGE AGREEMENT

                  ASSUMPTION AND SUPPLEMENTAL PLEDGE AGREEMENT

     THIS AGREEMENT dated as of this _____ day of ______________, from [NEW PLEDGOR], a __________ CORPORATION/PARTNERSHIP/LIMITED LIABILITY COMPANY (the "New Pledgor"), to Harris Trust and Savings Bank ("HTSB") as agent for the Secured Creditors (defined in the Pledge Agreement hereinafter identified and defined) (HTSB acting as such agent and any successor or successors to HTSB in such capacity being hereinafter referred to as the "Agent");

                          P R E L I M I N A R Y  S T A T E M E N T S

      A. Mississippi Chemical Corporation (the "Borrower") and certain other Pledgors have executed and delivered to the Agent that certain Pledge Agreement dated as of February 24, 2000 (such Pledge Agreement, as the same may from time to time be modified or amended, including supplements thereto which add additional parties as Pledgors thereunder, being hereinafter referred to as the "Pledge Agreement") pursuant to which such parties (the "Existing Pledgors") have granted to the Agent for the benefit of the Secured Creditors a lien on and security interest in such Existing Pledgors' Collateral (as such term is defined in the Pledge Agreement) to secure the Obligations (as such term is defined in the Pledge Agreement).

      B. Each Pledgor will benefit, directly and indirectly, from credit and other financial accommodations extended by the Secured Creditors to the Borrower.

     NOW, THEREFORE, FOR VALUE RECEIVED, and in consideration of advances made or to be made, or credit accommodations given or to be given, to the Borrower by the Secured Creditors from time to time, the New Pledgor hereby agrees as follows:

      1. The New Pledgor acknowledges and agrees that it shall become a "Pledgor" party to the Pledge Agreement effective upon the date the New Pledgor's execution of this Agreement and the delivery of this Agreement to the Agent, and that upon such execution and delivery, all references in the Pledge Agreement to the terms "Pledgor" or "Pledgors" shall be deemed to include the New Pledgor. Without limiting the generality of the foregoing, the New Pledgor hereby repeats and reaffirms all grants (including the grant of a lien and security interest), covenants, agreements, representations and warranties contained in the Pledge Agreement as amended hereby, each and all of which are and shall remain applicable to the Collateral from time to time owned by the New Pledgor or in which the New Pledgor from time to time has any rights. Without limiting the foregoing, in order to secure payment of the Obligations, whether now existing or hereafter arising, the New Pledgor does hereby grant to the Agent for the benefit of the Secured Creditors, and hereby agrees that the Agent has and shall continue to have for the benefit of the Secured Creditors a continuing security interest in, among other things, all of the New Pledgor's Collateral (as such term is defined in the Pledge Agreement) described in Section 2 of the Pledge Agreement, each and all of such granting clauses being incorporated herein by reference with the same force and effect as if set forth in their entirety except that all references in such clauses to the Existing Pledgor or any of them shall be deemed to include references to the New Pledgor. Nothing contained herein shall in any manner impair the priority of the liens and security interests heretofore granted in favor of the Agent under the Pledge Agreement.

      2. The following information shall be added to Schedules A, B and/or C to the Pledge Agreement, as applicable:


                             THE PLEDGED SECURITIES

NAME AND     NAME OF  JURISDICTION OF  NO. OF   CLASS  CERTIFICATE  PERCENTAGE
LOCATION OF  ISSUER   INCORPORATION    SHARES               NO.     OF ISSUER'S
PLEDGOR                                                               STOCK

                                       OR


                                   SCHEDULE B
                        PARTNERSHIP INTEREST COLLATERAL

NAME AND LOCATION OF     NAME OF       TYPE OF     JURISDICTION OF  PERCENT OF
      PLEDGOR          PARTNERSHIP   ORGANIZATION   ORGANIZATION    OWNERSHIP


                                       OR

                                   SCHEDULE C
                                 LLC COLLATERAL

                                                         PERCENTAGE OF
NAME AND LOCATION OF                  JURISDICTION OF   EQUITY INTEREST
      PLEDGOR          NAME OF LLC     ORGANIZATION     OWNED BY PLEDGOR



     3. The New Pledgor hereby acknowledges and agrees that the Obligations are secured by all of the Collateral according to, and otherwise on and subject to, the terms and conditions of the Pledge Agreement to the same extent and with the same force and effect as if the New Pledgor had originally been one of the Existing Pledgors under the Pledge Agreement and had originally executed the same as such an Existing Pledgor.

      4. All capitalized terms used in this Agreement without definition shall have the same meaning herein as such terms have in the Pledge Agreement, except that any reference to the term "Pledgor" or "Pledgors" and any provision of the Pledge Agreement providing meaning to such term shall be deemed a reference to the Existing Pledgors and the New Pledgor. Except as specifically modified hereby, all of the terms and conditions of the Pledge Agreement shall stand and remain unchanged and in full force and effect.

      5. The New Pledgor agrees to execute and deliver such further instruments and documents and do such further acts and things as the Agent may deem necessary or proper to carry out more effectively the purposes of this Agreement.

      6. No reference to this Agreement need be made in the Pledge Agreement or in any other document or instrument making reference to the Pledge Agreement, any reference to the Pledge Agreement in any of such to be deemed a reference to the Pledge Agreement as modified hereby.

      7. This Agreement shall be governed by and construed in accordance with the State of Illinois (without regard to principles of conflicts of law).

                              [NEW PLEDGOR]
                              By______________________________________________
                              Name____________________________________________

                              Title

     Acknowledged and agreed to as of the date first above written.

                              HARRIS TRUST AND SAVINGS BANK, as Agent
                              By______________________________________________
                              Name____________________________________________
                              Title___________________________________________

                                   EXHIBIT W

                           (NON-PRINCIPAL PROPERTIES)
                   DEED OF TRUST AND SECURITY AGREEMENT WITH
                              ASSIGNMENT OF RENTS

     This Deed of Trust and Security Agreement with Assignment of Rents (the "Deed of Trust") dated ___________________, 2000 from ___________, a _________
with its principal place of business and mailing address at __________________ (hereinafter referred to as "Grantor") to ___________________, a _____________
with its principal place of business and mailing address at ____________________, as Trustee (the "Trustee") and in trust for the benefit of Harris Trust and Savings Bank, an Illinois banking corporation with its principal place of business at 111 West Monroe Street, Chicago, Illinois 60690, (hereinafter referred to as "Harris") for itself and as agent hereunder for the Lenders hereinafter defined (Harris acting as such agent and any successor or successors to Harris in such capacity being hereinafter referred to as "Beneficiary");

                         W I T N E S S E T H  T H A T:

     WHEREAS, Mississippi Chemical Corporation, a Mississippi corporation (the "Borrower") has entered into with Harris (individually and as administrative agent for itself and the lenders who may from time to time be parties to the Credit Agreement described below (individually a "Lender" and collectively the "Lenders")) that certain Credit Agreement dated as of November 25, 1997, as the same has been and hereafter may from time to time be amended (as so amended, the "Credit Agreement") pursuant to which the Lenders commit, subject to certain terms and conditions, to make a revolving credit facility (the "Revolving Credit") in the aggregate principal amount of $200,000,000 available to the Borrower; and

     WHEREAS, Harris may, pursuant to the Credit Agreement and as part of the Revolving Credit referred to above, issue letters of credit (individually an "L/C" and collectively the "L/Cs") for the account of the Borrower in an aggregate face amount not to exceed $30,000,000 and with expiry dates of not more than one year from the date of issuance thereof, but in no event later than November 25, 2002, which L/Cs are to be issued upon and subject to the terms of separate applications and agreements for L/Cs to be executed by the Grantor (individually an "Application" and collectively the "Applications"); and

     WHEREAS, pursuant to the Credit Agreement Harris commits, subject to certain terms and conditions and as part of the Revolving Credit referred to above, to make swingline loans (the "Swingline Loans") to the Borrower in an aggregate principal amount outstanding at any time not to exceed $25,000,000; and
     WHEREAS, pursuant to the Credit Agreement the Lenders may, but are not obligated to, make competitive bid loans ("Bid Loans" and, together with all loans made under the Revolving Credit and all Swingline Loans, individually a "Loan" and collectively the "Loans") to the Borrower in an aggregate principal amount outstanding at any time which, together with the aggregate principal amount of all other Loans then outstanding shall not exceed $200,000,000; and

     WHEREAS, all Loans made to the Borrower under the Credit Agreement are to be evidenced by Revolving Credit Notes of the Borrower, aggregating $200,000,000, payable to the order of the respective Lender named thereon and maturing in no event later than November 25, 2002 and bearing interest thereon at the rates and payable at the times provided in the Credit Agreement (such promissory notes and any and all promissory notes issued in renewal thereof or in substitution or replacement therefor being hereinafter referred to collectively as the "Notes" and individually as a "Note"); and

     WHEREAS, Grantor, _________ and ________ (individually a "Guarantor" and collectively the "Guarantors") have executed and delivered to the Lenders a Guaranty Agreement dated July 1, 1999 (such Guaranty Agreement, as the same may from time to time be amended, the "Guaranty"), pursuant to which the Guarantors guaranty the payment when due of all of the Borrower's indebtedness, obligations and liabilities to the Lenders under the Credit Agreement, the Notes and the Applications; and

     WHEREAS, all Loans under the Credit Agreement are classified as either A Loans or B Loans; and

     WHEREAS, the aggregate principal amount of the B Loans outstanding under the Credit Agreement may not exceed an amount equal to 15% of the Borrower's Consolidated Net Tangible Assets, which is $____________ on ____________; and

     WHEREAS, all Loans that are not B Loans under the Credit Agreement are classified as A Loans; and

     WHEREAS, the Borrower owns, directly or indirectly, equity interests in the Grantor and provides Grantor with financial, management, administrative, technical support and other services pursuant to a management services agreement which enables Grantor to conduct its business in an orderly and efficient manner in the ordinary course; and

     WHEREAS, Grantor will benefit, directly or indirectly, from credit and other financial accommodations extended by the Lenders to the Borrower; and

     NOW, THEREFORE, to secure (i) the payment of the principal of and interest on the A Loans as and when the same become due and payable (whether by lapse of time, acceleration or otherwise), (ii) the payment of all sums owing in connection with the L/Cs (collectively, the "Reimbursement Obligations") as and when the same become due and payable, (iii) the obligation of the Borrower to pay Beneficiary and the Lenders certain fees, costs, expenses, indemnities and other amounts pursuant to the Credit Agreement and the Applications, (iv) the payment and performance by the Guarantors of all of their indebtedness, obligations and liabilities under the Guaranty except any such indebtedness, obligations and liabilities relating to the principal of or interest on the B Loans, (v) the payment of all other indebtedness, obligations and liabilities which this Deed of Trust secures pursuant to any of its terms and (vi) the observance and performance of all covenants and agreements contained herein or in the Notes, the Credit Agreement, the Applications or in any other instrument or document at any time evidencing or securing any of the foregoing or setting forth terms and conditions applicable thereto, except any of the foregoing relating to the principal of and interest on the B Loans (all of such indebtedness, obligations and liabilities being hereinafter collectively referred to as the "indebtedness hereby secured"), Grantor does hereby grant, bargain, sell, convey, mortgage, warrant, assign, and pledge unto Trustee, its successors and assigns, in trust, with power of sale as hereinafter set forth, all of Grantor's right, title and interest in and to the properties, rights, interests and privileges described in Granting Clauses I, II, III, IV, V, VI and VII below, all of the same being collectively referred to herein as the "Mortgaged Premises":


                               GRANTING CLAUSE I

     That certain real estate lying and being in ____________, County of ____________ and State of Mississippi more particularly described in Schedule I attached hereto and made a part hereof.

                               GRANTING CLAUSE II

     All buildings and improvements of every kind and description heretofore or hereafter erected or placed on the property described in Granting Clause I and all materials intended for construction, reconstruction, alteration and repairs of the buildings and improvements now or hereafter erected thereon, all of which materials shall be deemed to be included within the premises immediately upon the delivery thereof to the said real estate, and all fixtures of every kind and nature whatsoever now or hereafter attached to or contained in or used or useful in connection with said real estate and the buildings and improvements now or hereafter located thereon and the operation, maintenance and protection thereof, including but not limited to all machinery, motors, fittings, radiators, awnings, shades, screens, all gas, coal, steam, electric, oil and other heating, cooking, power and lighting apparatus and fixtures, all fire prevention and extinguishing equipment and apparatus, all cooling and ventilating apparatus and systems, all plumbing, incinerating, and sprinkler equipment and fixtures, all elevators and escalators, all communication and electronic monitoring equipment, all window and structural cleaning rigs and all other machinery and equipment of every nature and fixtures and appurtenances thereto and all items of furniture, appliances, draperies, carpets, other furnishings, equipment and personal property used or useful in the operation, maintenance and protection of the said real estate and the buildings and improvements now or hereafter located thereon and all renewals or replacements thereof or articles in substitution therefor, whether or not the same are or shall be attached to said real estate, buildings or improvements in any manner, and all proceeds thereof; it being mutually agreed, intended and declared that all the aforesaid property shall, so far as permitted by law, be deemed to form a part and parcel of the real estate and for the purpose of this Deed of Trust to be real estate and covered by this Deed of Trust; and as to the balance of the property aforesaid, this Deed of Trust is hereby deemed to be as well a Security Agreement under the provisions of the Uniform Commercial Code of the State of Illinois for the purpose of creating hereby a security interest in said property, which is hereby granted by Grantor as debtor to Beneficiary as secured party, securing the indebtedness hereby secured. The addresses of Grantor (debtor) and Beneficiary (secured party) appear at the beginning hereof.

                              GRANTING CLAUSE III

     All right, title and interest of Grantor now owned or hereafter acquired in and to all and singular the estates, tenements, hereditaments, privileges, easements, licenses, franchises, appurtenances and royalties, mineral, oil, and water rights belonging or in any wise appertaining to the property described in the preceding Granting Clause I and the buildings and improvements now or hereafter located thereon and the reversions, rents, issues, revenues and profits thereof, including all interest of Grantor in all rents, issues and profits of the aforementioned property and all rents, issues, profits, revenues, royalties, bonuses, rights and benefits due, payable or accruing (including all deposits of money as advanced rent or for security) under any and all leases or subleases and renewals thereof of, or under any contracts or options for the sale of all or any part of, said property (including during any period allowed by law for the redemption of said property after any foreclosure or other sale),together with the right, but not the obligation, to collect, receive and receipt for all such rents and other sums and apply them to the indebtedness hereby secured and to demand, sue for and recover the same when due or payable; provided that the assignments made hereby shall not impair or diminish the obligations of Grantor under the provisions of such leases or other agreements nor shall such obligations be imposed upon Trustee or Beneficiary. By acceptance of this Deed of Trust, Trustee agrees, not as a limitation or condition hereof, but as a personal covenant available only to Grantor that until an Event of Default shall occur giving Trustee the power of sale or the right to foreclose this Deed of Trust, Grantor may collect, receive (but not more than 30 days in advance) and enjoy such rents.


                               GRANTING CLAUSE IV

     All judgments, awards of damages, settlements and other compensation heretofore or hereafter made resulting from condemnation proceedings or the taking of the property described in Granting Clause I or any part thereof or any building or other improvement now or at any time hereafter located thereon or any easement or other appurtenance thereto under the power of eminent domain, or any similar power or right (including any award from the United States Government at any time after the allowance of the claim therefor, the ascertainment of the amount thereof and the issuance of the warrant for the payment thereof), whether permanent or temporary, or for any damage (whether caused by such taking or otherwise) to said property or any part thereof or the improvements thereon or any part thereof, or to any rights appurtenant thereto, including severance and consequential damage, and any award for change of grade of streets (collectively, "Condemnation Awards").


                               GRANTING CLAUSE V

     All property and rights, if any, which are by the express provisions of this Deed of Trust required to be subjected to the lien hereof and any additional property and rights that may from time to time hereafter, by installation or writing of any kind, be subjected to the lien hereof by Grantor or by anyone in Grantor's behalf.


                               GRANTING CLAUSE VI

     All rights in and to common areas and access roads on adjacent properties heretofore or hereafter granted to Grantor and any after-acquired title or reversion in and to the beds of any ways, roads, streets, avenues and alleys adjoining the property described in Granting Clause I or any part thereof.


                              GRANTING CLAUSE VII

     All proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquidated claims, including, without limitation, all proceeds and payments of insurance.

     TO HAVE AND TO HOLD the Mortgaged Premises and the properties, rights and privileges hereby granted, bargained, sold, conveyed, mortgaged, warranted, pledged and assigned, and in which a security interest is granted, or intended so to be, unto Trustee, its successors and assigns, forever.

     IN TRUST NEVERTHELESS, upon the terms and trust herein set forth, for the equal and proportionate benefit, security and protection of all present and future holders of the indebtedness hereby secured; provided, however, that this instrument is upon the express condition that if all of the indebtedness hereby secured shall have been paid and performed in full (including all sums payable under or according to the provisions of the Applications), all L/C's issued pursuant to the Applications shall have expired and any commitment in the Credit Agreement to advance funds shall have terminated, then this instrument and the estate and rights hereby granted shall cease, determine and be void and upon the written request and at the expense of Grantor, the Beneficiary shall request Trustee to release this Deed of Trust, the Trustee to then release this Deed of Trust without further inquiry or liability; otherwise this Deed of Trust is to remain in full force and effect.

     This Deed of Trust is given on the express condition that in no event will this Deed of Trust secure any indebtedness, obligation and liabilities of the Borrower or the Guarantors relating to the principal of and interest on the B Loans.

     Grantor hereby covenants and agrees with Trustee and Beneficiary as follows:

      1. Payment of the Indebtedness. The indebtedness hereby secured will be promptly paid as and when the same becomes due.

      2. Further Assurances. Grantor will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Deed of Trust and, without limiting the foregoing, to make subject to the lien hereof any property agreed to be subjected hereto or covered by the Granting Clauses hereof.

      3. Ownership of the Mortgaged Premises. Grantor covenants and warrants that it is lawfully seized of and has good and marketable fee title to the Mortgaged Premises free and clear of all liens, charges and encumbrances whatsoever except encumbrances in the policy of title insurance accepted by the Beneficiary and those permitted under the Credit Agreement (collectively, "Permitted Encumbrances") and Grantor has good title, full power and authority to convey, transfer and mortgage the same to Trustee for the uses and purposes set forth in this Deed of Trust; and Grantor will warrant and defend the title to the Mortgaged Premises against all claims and demands whatsoever.

      4. Possession. Provided no Event of Default has occurred and is continuing hereunder, Grantor shall be suffered and permitted to remain in full possession, enjoyment and control of the Mortgaged Premises, subject always to the observance and performance of the terms of this Deed of Trust.

      5. Payment of Taxes. Grantor shall pay before any penalty attaches, all general taxes and all special taxes, special assessments, water, drainage and sewer charges and all other charges of any kind whatsoever, ordinary or extraordinary, which may be levied, assessed, imposed or charged on or against the Mortgaged Premises or any part thereof and which, if unpaid, might by law become a lien or charge upon the Mortgaged Premises or any part thereof, and shall, upon written request, exhibit to Beneficiary official receipts evidencing such payments, except that, unless and until foreclosure, distraint, sale or other similar proceedings shall have been commenced, no such charge or claim need be paid if being contested (except to the extent any full or partial payment shall be required by law), after notice to Beneficiary, by appropriate proceedings which shall operate to prevent the collection thereof or the sale or forfeiture of the Mortgaged Premises or any part thereof to satisfy the same, conducted in good faith and with due diligence and if Grantor shall have furnished such security, if any, as may be required in the proceedings or requested by Trustee or Beneficiary.

      6. Payment of Taxes on Deed of Trust or Interest of Trustee, Beneficiary or Lender. Grantor agrees that if any tax, assessment or imposition upon this Deed of Trust or the indebtedness hereby secured, or the Applications arising by virtue of the fact that this Deed of Trust has been executed and delivered, or the interest of Trustee or Beneficiary in the Mortgaged Premises or upon Trustee, Beneficiary or any Lender by reason of or as a holder of any of the foregoing (excepting therefrom any income tax on interest payments on the principal portion of the indebtedness hereby secured imposed by the United States or any state) is levied, assessed or charged, then, unless all such taxes are paid by Grantor to, for or on behalf of Trustee, Beneficiary or such Lender, as the case may be, as they become due and payable (which Grantor agrees to do upon demand of Trustee, Beneficiary or such Lender, to the extent permitted by law), or Trustee, Beneficiary or such Lender, as the case may be, is reimbursed for any such sum advanced by Trustee or Beneficiary, all sums hereby secured shall become immediately due and payable, at the option of Trustee or Beneficiary upon ninety (90) days' notice to Grantor, notwithstanding anything contained herein or in any law heretofore or hereafter enacted, including any provision thereof forbidding Grantor from making any such payment. Grantor agrees to exhibit to Trustee, Beneficiary or any Lender, upon request, official receipts showing payment of all taxes and charges which Grantor is required to pay hereunder.

      7. Recordation and Payment of Taxes and Expenses Incident Thereto. Grantor will cause this Deed of Trust, all deeds of trust supplemental hereto and any financing statement or other notice of a security interest required by Trustee or Beneficiary at all times to be kept, recorded and filed at its own expense in such manner and in such places as may be required by law for the recording and filing or for the rerecording and refiling of a mortgage, security interest, assignment or other lien or charge upon the Mortgaged Premises, or any part thereof, in order fully to preserve and protect the rights of Trustee and Beneficiary hereunder and, without limiting the foregoing, Grantor will pay or reimburse Trustee or Beneficiary for the payment of any and all taxes, fees or other charges incurred in connection with any such recordation or rerecordation, including any documentary stamp tax or tax imposed upon the privilege of having this Deed of Trust or any instrument issued pursuant hereto recorded.

      8. Insurance. Grantor will, at its expense, keep all buildings, improvements, equipment and other property now or hereafter constituting part of the Mortgaged Premises insured against loss or damage by fire, lightning, windstorm, explosion, flood, earthquake, mechanical and electrical breakdown, and such other risks as are usually included under "all risk" policies, or which are usually insured against by owners of like property. Such coverage shall be in amounts sufficient to prevent Grantor, Trustee or Beneficiary from becoming a co-insurer of any loss under applicable policies and such coverage shall provide that the losses are to be adjusted and paid on the basis of replacement value without deduction for physical depreciation. Losses shall be payable to Borrower and Beneficiary, such rights to be evidenced by the usual standard non-contributory form of mortgage clause to be attached to each policy. Grantor shall not carry separate insurance concurrent in kind or form and contributing in the event of loss, with any insurance required hereby. Grantor shall also obtain and maintain public liability and workers' compensation insurance (or qualified self-insurance) in each case in form and content reasonably satisfactory to Beneficiary and in amounts as are customarily carried by owners of like property. All insurance required hereby shall be maintained with good and responsible insurance companies reasonably satisfactory to Beneficiary.

Policies shall be issued such that: (i) no deductible amount shall be in excess of $3,000,000 unless approved in writing by Beneficiary, (ii) any losses shall be payable notwithstanding any act or negligence of Grantor, and (iii) no cancellation or non-renewal thereof shall be effective until at least thirty (30) days after receipt by Grantor and Beneficiary of written notice thereof, and shall be reasonably satisfactory to Beneficiary in all other material respects. Upon the execution of this Deed of Trust and thereafter not less than fifteen (l5) days prior to the expiration date of any policy delivered pursuant to this Deed of Trust, Grantor will deliver to Beneficiary certificates of insurance showing that Grantor has in effect insurance required by this Deed of Trust. In the event of foreclosure, Grantor authorizes and empowers Beneficiary to effect insurance upon the Mortgaged Premises in amounts aforesaid for a period covering the time of redemption from foreclosure sale provided by law, and if necessary therefor to cancel any or all existing insurance policies to the extent that they apply to the Mortgaged Premises.

      9.  Damage to or Destruction of Mortgaged Premises.

            (a) Notice. In case of any material damage to or destruction of the Mortgaged Premises or any part thereof having a replacement cost value in excess of $1,000,000, Grantor shall promptly give written notice thereof to Beneficiary, generally describing the nature and extent of such damage or destruction, except to the extent said Mortgaged Premises (i) prior to its damage or destruction are uneconomical, obsolete or worn-out or (ii) are not necessary for or of importance to the proper conduct of Mortgagor's business in the ordinary course and all other parts of the Mortgaged Premises damaged or destroyed during the preceding twelve (12) calendar months had a replacement cost value, prior to its damage or destruction, of less than $1,000,000.

            (b) Restoration. In case of any damage to or destruction of the Mortgaged Premises or any part thereof, Grantor, whether or not the insurance proceeds, if any, received on account of such damage or destruction shall be sufficient for the purpose, at Grantor's expense, will promptly commence and complete (subject to unavoidable delays occasioned by strikes, lockouts, acts of God, inability to obtain labor or materials, governmental restrictions and similar causes beyond the reasonable control of Grantor) the restoration, replacement or rebuilding of the Mortgaged Premises as nearly as possible to its value, condition and character immediately prior to such damage or destruction, except to the extent such property is not necessary to the conduct of the Grantor's business in the ordinary course, or apply such proceeds to the prepayment of the indebtedness hereby secured.

            (c) Adjustment of Loss. Grantor shall have the right to adjust and compromise any losses under any insurance afforded pursuant hereto, but any adjustment and/or compromise of losses involving damage or destruction of the Mortgaged Premises or any part thereof in excess of $1,000,000 shall be subject to final approval of Beneficiary.

            (d) Application of Insurance Proceeds. Net insurance proceeds received by Beneficiary under the provisions of this Deed of Trust or any instruments supplemental hereto or thereto or under any policy or policies of insurance covering the Mortgaged Premises or any part thereof shall first be applied toward the payment of the amount owing on the indebtedness hereby secured in such order of application as Beneficiary may elect whether or not the same may then be due or be otherwise adequately secured; provided, however, that such proceeds shall be made available for the restoration of the portion of the Mortgaged Premises damaged or destroyed if written application for such use is made within thirty (30) days of receipt of such proceeds and no Event of Default or event which, with the passage of time, giving of notice, or both would constitute an Event of Default, shall have occurred and be continuing and, if the replacement cost of the portion of the Mortgaged Premises damaged or destroyed exceeds $3,000,000, the following conditions are satisfied:
(i) Grantor has in effect business interruption insurance covering the income to be lost during the restoration period as a result of the damage or destruction to the Mortgaged Premises (subject to deductibles that do not impair the Borrower's ability to pay its obligations during the restoration period) or provides Beneficiary with other evidence satisfactory to it that Grantor has cash resources sufficient to pay its obligations during the restoration period; (ii) the effect of the damage to or destruction of the Mortgaged Premises giving rise to receipt of the insurance proceeds is not to terminate, or give a lessee the option to terminate, any lease of all or any portion of the Mortgaged Premises; (iii) if an Event of Default, or event which, with the lapse of time, the giving of notice, or both, would constitute an Event of Default, shall occur during restoration Beneficiary may, at its election, apply any insurance proceeds then remaining in its hands to the reduction of the indebtedness hereby secured; (iv) Grantor shall have submitted to Beneficiary plans and specifications for the restoration which shall be satisfactory to it; and (v) Grantor shall submit to Beneficiary fixed price contracts with good and responsible contractors and materialmen covering all work and materials necessary to complete restoration and providing for a total completion price not in excess of the amount of insurance proceeds available for restoration, or, if a deficiency shall exist, Grantor shall have deposited the amount of such deficiency with Beneficiary. Any insurance proceeds to be released pursuant to the foregoing provisions may at the option of Beneficiary be disbursed from time to time as restoration progresses to pay for restoration work completed and in place and such disbursements may at Beneficiary's option be made directly to Grantor or to or through any contractor or materialman to whom payment is due or to or through a construction escrow to be maintained by a title insurer acceptable to Beneficiary. Beneficiary may impose such further conditions upon the release of insurance proceeds (including the receipt of title insurance) as are customarily imposed by prudent construction lenders to insure the completion of the restoration work free and clear of all liens or claims for lien. All title insurance charges and other costs and expenses paid to or for the account of Grantor in connection with the release of such insurance proceeds shall constitute so much additional indebtedness hereby secured to be payable upon demand with interest at the rate applicable to the A Loans at the time such costs or expenses are incurred. Beneficiary may deduct any such costs and expenses from insurance proceeds at any time standing in its hands. If Grantor fails to request that insurance proceeds be applied to the restoration of the improvements or if Grantor makes such a request but fails to complete restoration within a reasonable time, Beneficiary shall have the right, but not the duty, to release the proceeds thereof for use in restoring the Mortgaged Premises or any part thereof for or on behalf of Grantor in lieu of applying said proceeds to the indebtedness hereby secured and for such purpose may do all acts necessary to complete such restoration, including advancing additional funds in a commercially reasonable manner and in good faith, and any additional funds so advanced shall constitute part of the indebtedness hereby secured and shall be payable on demand with interest at the Default Rate or such lower rate of interest as Grantor and all of the Lenders may agree at the time such funds are advanced.

     10. Eminent Domain. Grantor acknowledges that Condemnation Awards have been assigned to Trustee and Beneficiary, which awards Trustee and Beneficiary are hereby irrevocably authorized to collect and receive, and to give appropriate receipts and acquittances therefor, and at Beneficiary's option, to apply the same toward the payment of the amount owing on account of the indebtedness hereby secured in such order of application as Beneficiary may elect and whether or not the same may then be due and payable or otherwise adequately secured, and Grantor covenants and agrees that Grantor will give Beneficiary immediate notice of the actual or threatened commencement of any proceedings under condemnation or eminent domain affecting all or any part of the Mortgaged Premises including any easement therein or appurtenance thereof or severance and consequential damage and change in grade of streets, and will deliver to Beneficiary copies of any and all papers served in connection with any such proceedings. Grantor further covenants and agrees to make, execute and deliver to Beneficiary, at any time or times upon request, free, clear and discharged of any encumbrances of any kind whatsoever, any and all further assignments and/or instruments deemed necessary by Beneficiary for the purpose of validly and sufficiently assigning all awards and other compensation heretofore and hereafter to be made to Grantor for any taking, either permanent or temporary, under any such proceeding.

     11. Construction, Repair, Waste, Etc. Grantor agrees that no building or other improvement on the Mortgaged Premises and constituting a part thereof and having a fair market value in excess of $1,000,000 shall be removed or demolished nor shall any fixtures or appliances on, in or about said buildings or improvements be severed, removed, sold or mortgaged, without the consent of Beneficiary and in the event of the demolition or destruction in whole or in part of any of the fixtures, chattels or articles of personal property covered hereby, Grantor covenants that the same will be replaced promptly by similar fixtures, chattels and articles of personal property at least equal in quality and condition to those replaced, free from any security interest in or encumbrance thereon or reservation of title thereto; to permit, commit or suffer no waste, impairment or deterioration of the Mortgaged Premises or any part thereof; to keep and maintain said Mortgaged Premises and every part thereof in such condition that is commercially reasonable and in the ordinary course of business for facilities in Grantor's industry; to comply in all material respects with all statutes, orders, requirements or decrees relating to the Mortgaged Premises by any federal, state or municipal authority; to observe and comply in all material respects with all conditions and requirements necessary to preserve and extend any and all rights, licenses, permits (including, but not limited to, zoning variances, special exceptions and non-conforming uses), privileges, franchises and concessions which are applicable to the Mortgaged Premises or which have been granted to or contracted for by Grantor in connection with any existing or presently contemplated use of the Mortgaged Premises or any part thereof and not to initiate or acquiesce in any changes to or terminations of any of the foregoing or of zoning classifications affecting the use to which the Mortgaged Premises or any part thereof may be put that would materially and adversely affect the Mortgaged Premises without the prior written consent of Beneficiary. Notwithstanding the foregoing, nothing contained in this Section 11 shall prohibit Grantor from making any repairs, improvements or enhancements to any of the property covered hereby.

     12. Liens and Encumbrances. Grantor will not, without the prior written consent of Beneficiary, directly or indirectly, create or suffer to be created or to remain and will discharge or promptly cause to be discharged any mortgage, lien, encumbrance or charge on, pledge of, or conditional sale or other title retention agreement with respect to, the Mortgaged Premises or any part thereof, whether superior or subordinate to the lien hereof, except for this Deed of Trust and the Permitted Encumbrances.

     13. Right of Trustee or Beneficiary to Perform Grantor's Covenants, Etc. If Grantor shall fail to make any payment or perform any act required to be made or performed hereunder, Trustee or Beneficiary, without waiving or releasing any obligation or default, may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account and at the expense of Grantor, and may enter upon the Mortgaged Premises or any part thereof for such purpose and take all such action thereon as, in the opinion of Trustee or Beneficiary, may be reasonably necessary or appropriate therefor. All sums so paid by Trustee or Beneficiary and all costs and expenses (including without limitation reasonable attorneys' fees and expenses) so incurred, together with interest thereon from the date of payment or incurrence at the Default Rate, shall constitute so much additional indebtedness hereby secured and shall be paid by Grantor to the party who made such payment on demand. Trustee or Beneficiary in making any payment authorized under this Section relating to taxes or assessments may do so according to any bill, statement or estimate procured from the appropriate public office without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien or title or claim thereof. Trustee or Beneficiary, in performing any act hereunder, shall be the sole judge of whether Grantor is required to perform same under the terms of this Deed of Trust so long as it does so in good faith.

     14. After-Acquired Property. Any and all property hereafter acquired which is of the kind or nature described in granting clauses II, III, IV, V, VI or VII shall ipso facto, and without any further conveyance, assignment or act on the part of Grantor, become and be subject to the lien of this Deed of Trust as fully and completely as though specifically described herein; but nevertheless Grantor shall from time to time, if requested by Trustee or Beneficiary, execute and deliver any and all such further assurances, conveyances and assignments as Trustee or Beneficiary may reasonably require for the purpose of expressly and specifically subjecting to the lien of this Deed of Trust all such property.

     15. Inspection by Trustee or Beneficiary. Trustee, Beneficiary and any Lender shall have the right to inspect the Mortgaged Premises at all reasonable times, and access thereto shall be permitted for that purpose, provided that all such inspections shall be made in compliance with applicable health and safety laws.

     16. Subrogation. Grantor acknowledges and agrees that Trustee and Beneficiary shall be subrogated to any lien discharged out of the proceeds of any indebtedness hereby secured or out of any advance by Trustee or Beneficiary hereunder, irrespective of whether or not any such lien may have been released of record.

     17. Events of Default. Any one or more of the following shall constitute an "Event of Default" hereunder:

            (a) the Mortgaged Premises or any part thereof shall be sold, transferred, or conveyed, whether voluntarily or involuntarily, by operation of law or otherwise, except for sales permitted by the Credit Agreement or sales of obsolete, worn out or unusable fixtures or personal property; or

            (b) any indebtedness secured by a lien or charge on the Mortgaged Premises or any part thereof which is or could become prior to the lien hereof is not paid when due or proceedings are commenced to foreclose or otherwise realize upon any such lien or charge or to have a receiver appointed for the property subject thereto or to place the holder of such indebtedness or its representative in possession thereof; or

            (c) any event occurs or condition exists which is specified as an "Event of Default" under the Credit Agreement; or

            (d) the Mortgaged Premises is abandoned (within the meaning of the laws of the jurisdiction in which the Mortgaged Premises are located).

     For the purposes of this Deed of Trust, the Mortgaged Premises shall be deemed to have been sold, transferred or conveyed in the event that more than fifty percent of the equity interest in Grantor shall be sold, transferred or conveyed, whether voluntarily or involuntarily, subsequent to the date hereof whether in one or a series of related or unrelated transactions.

     18. Remedies. When any Event of Default has occurred and is continuing or (regardless of the pendency of any proceeding which has or might have the effect of preventing Grantor from complying with the terms of this instrument and of the adequacy of the security for the A Loans, Reimbursement Obligations and the other indebtedness hereby secured), and in addition to such other rights as may be available under applicable law, but subject at all times to any mandatory legal requirements:

            (a) Acceleration. Beneficiary may, by written notice to Grantor, declare the A Loans, Reimbursement Obligations and all unpaid indebtedness hereby secured, including any interest then accrued thereon, to be forthwith due and payable, whereupon the same shall become and be forthwith due and payable, without other notice or demand of any kind.

            (b) Uniform Commercial Code. Trustee shall, with respect to any part of the Mortgaged Premises constituting property of the type in respect of which realization on a lien or security interest granted therein is governed by the Uniform Commercial Code, have all the rights, options and remedies of a secured party under the Uniform Commercial Code of Illinois, including without limitation, the right to the possession of any such property, or any part thereof, and the right to enter without legal process any premises where any such property may be found. Any requirement of said Uniform Commercial Code for reasonable notification shall be met by mailing written notice to Grantor at its address above set forth at least ten (l0) days prior to the sale or other event for which such notice is required. The costs and expenses of retaking, selling, and otherwise disposing of said property, including reasonable attorneys' fees and legal expenses incurred in connection therewith, shall constitute so much additional indebtedness hereby secured and shall be payable upon demand with interest at the Default Rate.

            (c) Foreclosure. Trustee may proceed to protect and enforce the rights of Trustee or Beneficiary hereunder (i) by any action at law, suit in equity or other appropriate proceedings, whether for the specific performance of any agreement contained herein, or for an injunction against the violation of any of the terms hereof, or in aid of the exercise of any power granted hereby or by law, or (ii) by the foreclosure of this Deed of Trust.

            (d) Exercise of Power of Sale. After the lapse of such time as may then be required by law, if any, and notice of default and notice of the time, place and terms of sale having been given as then required by law, including without limitation Section 89-1-55 of the Mississippi Code of 1972, as amended, Trustee, without demand on Grantor, shall sell the Mortgaged Premises on the date and at the time and place designated in the notice of sale, either as a whole or in separate parcels, and in such order as Beneficiary may determine, at public auction to the highest bidder, the purchase price payable in lawful money of the United States at the time of sale. The person conducting the sale may, for any cause deemed expedient, postpone the sale from time to time until it shall be completed and, in every such case, notice of postponement shall be given by public declaration thereof by such person at the time and place last appointed for the sale. If the Mortgaged Premises is located in two or more counties or two or more judicial districts of the same county, the Trustee may sell the whole in any of the counties, or in either of the judicial districts of a county in which any part of the land lies. Trustee shall execute and deliver to the purchaser a Trustee's Deed conveying the Property so sold, but without any covenant of warranty, express or implied. The recitals in the Trustee's Deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Beneficiary may bid at the sale. Trustee shall apply the proceeds of the sale as provided in Section 3.6 of the Credit Agreement.

            (e) Appointment of Receiver. Trustee or Beneficiary shall, as a matter of right, without notice and without giving bond to Grantor or anyone claiming by, under or through it, and without regard to the solvency or insolvency of Grantor or the then value of the Mortgaged Premises, be entitled to have a receiver appointed of all or any part of the Mortgaged Premises and the rents, issues and profits thereof, with such power as the court making such appointment shall confer, and Grantor hereby consents to the appointment of such receiver and shall not oppose any such appointment. Any such receiver may, to the extent permitted under applicable law, without notice, enter upon and take possession of the Mortgaged Premises or any part thereof by force, summary proceedings, ejectment or otherwise, and may remove Grantor or other persons and any and all property therefrom, and may hold, operate and manage the same and receive all earnings, income, rents, issues and proceeds accruing with respect thereto or any part thereof, whether during the pendency of any foreclosure or until any right of redemption shall expire or otherwise.

            (f) Taking Possession, Collecting Rents, Etc. Trustee or Beneficiary or their agent may enter and take possession of the Mortgaged Premises or any part thereof and manage, operate, insure, repair and improve the same and take any action which, in Trustee's or Beneficiary's judgment, is reasonably necessary or proper to conserve the value of the Mortgaged Premises. Beneficiary may also take possession of, and for these purposes use, any and all personal property contained in the Mortgaged Premises and used in the operation, rental or leasing thereof or any part thereof. Trustee or Beneficiary or their agent shall be entitled to collect and receive all earnings, revenues, rents, issues and profits of the Mortgaged Premises or any part thereof (and for such purpose Grantor does hereby irrevocably constitute and appoint Beneficiary its true and lawful attorney-in-fact for it and in its name, place and stead to receive, collect and receipt for all of the foregoing, Grantor irrevocably acknowledging that any payment made to Beneficiary hereunder shall be a good receipt and acquittance against Grantor to the extent so made) and to apply same to the reduction of the indebtedness hereby secured. The right to enter and take possession of the Mortgaged Premises and use any personal property therein, to manage, operate and conserve the same, and to collect the rents, issues and profits thereof, shall be in addition to all other rights or remedies of Trustee or Beneficiary hereunder or afforded by law, and may be exercised concurrently therewith or independently thereof.
The costs and expenses (including any receiver's fees, counsels' fees, costs and agent's compensation) incurred pursuant to the powers herein contained shall be so much additional indebtedness hereby secured which Grantor promises to pay upon demand together with interest at the Default Rate. Trustee or Beneficiary shall not be liable to account to Grantor for any action taken pursuant hereto other than to account for any rents actually received by Trustee or Beneficiary. Without taking possession of the Mortgaged
Premises, Trustee or Beneficiary may, in the event the Mortgaged Premises becomes vacant or is abandoned, take such steps as it deems commercially reasonably appropriate to protect and secure the Mortgaged Premises (including hiring watchmen therefor) and all costs incurred in so doing shall constitute so much additional indebtedness hereby secured payable upon demand with interest thereon at the Default Rate.

     19. Waiver of Right to Redeem From Sale - Waiver of Appraisement, Valuation, Etc. Grantor shall not and will not apply for or avail itself of any appraisement, valuation, stay, extension or exemption laws, or any so-called "Moratorium Laws," now existing or hereafter enacted in order to prevent or hinder the enforcement or foreclosure of this Deed of Trust, but hereby waives the benefit of such laws. Grantor for itself and all who may claim through or under it waives any and all right to have the property and estates comprising the Mortgaged Premises marshalled upon any foreclosure of the lien hereof and agrees that any court having jurisdiction to foreclose such lien may order the Mortgaged Premises sold as an entirety. In the event of any sale made under or by virtue of this Deed of Trust, the whole of the Mortgaged Premises may be sold in one parcel as an entirety or in separate lots or parcels at the same or different times, all as the Beneficiary may determine. Grantor waives the provisions of Section 89-1-55 of the Mississippi Code of 1972, as amended, and Section 111 of the Constitution of the State of Mississippi, as far as such provisions restrict the right of Trustee to offer at sale more than 160 acres at a time. Beneficiary shall have the right to become the purchaser at any sale made under or by virtue of this Deed of Trust and Beneficiary so purchasing at any such sale shall have the right to be credited upon the amount of the bid made therefor by Beneficiary with the amount payable to Trustee by Grantor out of the net proceeds of such sale.
In the event of any such sale, the A Loans, Reimbursement Obligations and the other indebtedness hereby secured, if not previously due, shall be and become immediately due and payable without demand or notice of any kind. Grantor hereby waives any and all rights of redemption prior to or from sale under any order or decree of foreclosure pursuant to rights herein granted, on behalf of Grantor, and each and every person acquiring any interest in, or title to the Mortgaged Premises described herein subsequent to the date of this Deed of Trust, and on behalf of all other persons to the extent permitted by applicable law.

     20. Costs and Expenses of Foreclosure. In case of any sale of the Mortgaged Premises, or any part thereof, pursuant to any judgment or decree of any court or pursuant to the power of sale herein contained or in connection with the enforcement of any of the terms of this Deed of Trust or otherwise or by virtue of this Deed of Trust, there shall be allowed and included as additional indebtedness to be paid out of the proceeds of such sale, reasonable Trustee's fees incurred in connection with any exercise of the power of sale granted hereunder for all services rendered by Trustee, its agents, attorneys and counsel in and about foreclosure, enforcement or other protection of this Deed of Trust and all expenditures and expenses which may be paid or incurred by or on behalf of Trustee and/or Beneficiary and any Lender for attorneys' fees, appraisers' fees, environmental auditors' fees, outlays for documentary and expert evidence, stenographic charges, publication costs and costs (which may be estimated as the items to be expended after such Trustee's sale or the entry of any foreclosure order or the decree) of procuring all such abstracts of title, title searches and examination, guarantee policies, and similar data and assurances with respect to title as Trustee or Beneficiary may deem to be reasonably necessary either to prosecute any foreclosure action or to evidence to the bidder at any sale pursuant thereto the true condition of the title to or the value of the Mortgaged Premises, all of which expenditures shall become so much additional indebtedness hereby secured which Grantor agrees to pay and all of such shall be immediately due and payable with interest thereon from the date of expenditure until paid at the Default Rate.

     21. Application of Proceeds. The proceeds of any foreclosure or other sale of the Mortgaged Premises or of any sale of property pursuant to Section 17(b) hereof shall be distributed as provided in Section 3.6 of the Credit Agreement.

     22. Deficiency Decree. If at any foreclosure proceeding the Mortgaged Premises shall be sold for a sum less than the total amount of indebtedness for which judgment is therein given, the judgment creditor shall be entitled to the entry of a deficiency decree against Grantor and against the property (other than Principal Properties, as defined in the Credit Agreement) of Grantor for the amount of such deficiency; and Grantor does hereby irrevocably consent to the appointment of a receiver for the Mortgaged Premises and the property (other than Principal Properties) of Grantor and of the rents, issues and profits thereof after such sale and until such deficiency decree is satisfied in full.

     23. Trustee's, Beneficiary's and Lenders' Remedies Cumulative - No Waiver. No remedy or right of Trustee, Beneficiary or any Lender shall be exclusive of but shall be cumulative and in addition to every other remedy or right now or hereafter existing at law or in equity or by statute or otherwise. No delay in the exercise or omission to exercise any remedy or right accruing on any default shall impair any such remedy or right or be construed to be a waiver of any such default or acquiescence therein, nor shall it affect any subsequent default of the same or a different nature. Every such remedy or right may be exercised concurrently or independently, and when and as often as may be deemed expedient by Trustee and Beneficiary.

     24. Trustee and Beneficiary Party to Suits. If Trustee or Beneficiary shall be made a party to or shall intervene in any action or proceeding affecting the Mortgaged Premises or the title thereto or the interest of Trustee and Beneficiary under this Deed of Trust (including probate and bankruptcy proceedings), or if Trustee and Beneficiary employs an attorney to collect any or all of the indebtedness hereby secured or to enforce any of the terms hereof or realize hereupon or to protect the lien hereof, or if Trustee and Beneficiary shall incur any costs or expenses in preparation for the commencement of any foreclosure proceedings or for the defense of any threatened suit or proceeding which might affect the Mortgaged Premises or the security hereof, whether or not any such foreclosure or other suit or proceeding shall be actually commenced, then in any such case, Grantor agrees to pay to Trustee and Beneficiary, immediately and without demand, all reasonable costs, charges, expenses and attorney's fees incurred by Trustee and Beneficiary in any such case, and the same shall constitute so much additional indebtedness hereby secured payable upon demand with interest at the Default Rate.

     25. Modifications Not to Affect Lien. Trustee and Beneficiary, without notice to anyone, and without regard to the consideration, if any, paid therefor, or the presence of other liens on the Mortgaged Premises, may in its discretion release any part of the Mortgaged Premises or any person liable for any of the indebtedness hereby secured, may extend the time of payment of any of the indebtedness hereby secured and may grant waivers or other indulgences with respect hereto and thereto, and may agree with Grantor to modifications to the terms and conditions contained herein or otherwise applicable to any of the indebtedness hereby secured (including modifications in the rates of interest applicable thereto), without in any way affecting or impairing the liability of any party liable upon any of the indebtedness hereby secured or the priority of the lien of this Deed of Trust upon all of the Mortgaged Premises not expressly released, and any party acquiring any direct or indirect interest in the Mortgaged Premises shall take same subject to all of the provisions hereof.

     26. Notices. Except as otherwise specified herein, all notices hereunder shall be in writing (including, without limitation, notice by telecopy) and shall be given to the relevant party, and shall be deemed to have been made when given to the relevant party, in accordance with Section 11.7 of the Credit Agreement.

     27.  Environmental Matters.

     (a) Definitions. The following terms when used herein shall have the following meanings:

     "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. SectionSection9601 et seq., and any future amendments.

     "Environmental Claim" means any investigation, notice, violation, demand, allegation, action, suit, injunction, judgment, order, consent decree, penalty, fine, lien, proceeding or claim (whether administrative, judicial or private in nature) arising (a) pursuant to, or in connection with an actual or alleged violation of, any Environmental Law, (b) in connection with any Hazardous Material, (c) from any abatement, removal, remedial, corrective or response action in connection with a Hazardous Material, Environmental Law or order of a governmental authority, or (d) from any actual or alleged damage, injury, threat or harm to health, safety, natural resources or the environment.

     "Environmental Law" means any current or future Legal Requirement pertaining to (a) the protection of health, safety and the indoor or outdoor environment, (b) the conservation, management or use of natural resources and wildlife, (c) the protection or use of surface water or groundwater, (d) the management, manufacture, possession, presence, use, generation, transportation, treatment, storage, disposal, Release, threatened Release, abatement, removal, remediation or handling of, or exposure to, any Hazardous Material, or (e) pollution (including any Release to air, land, surface water or groundwater), and any amendment, rule, regulation, order or directive issued thereunder.

     "Environmental Reports" means the Phase I Environmental Assessments of the Mortgaged Premises described in Granting Clause I conducted and delivered pursuant to the Credit Agreement.

     "Hazardous Material" means any substance, chemical, compound, product, solid, gas, liquid, waste, byproduct, pollutant, contaminant or material which is hazardous or toxic, and includes, without limitation, (a) asbestos, polychlorinated biphenyls and petroleum (including crude oil or any fraction thereof) and (b) any material classified or regulated as "hazardous" or "toxic" or words of like import pursuant to an Environmental Law.

     "Hazardous Material Activity" means any activity, event or occurrence involving a Hazardous Material, including, without limitation, the manufacture, possession, presence, use, generation, transportation, treatment, storage, disposal, Release, threatened Release, abatement, removal, remediation, handling of or corrective or response action to any Hazardous Material.

     "Legal Requirement" means any treaty, convention, statute, law, regulation, ordinance, license, permit, governmental approval, injunction, judgment, order, consent decree or other requirement of any governmental authority, whether federal, state, or local.

     "Material Adverse Effect" means any change or effect that individually or in the aggregate is or is reasonably likely to be materially adverse to (a) the assets, operations, income, condition (financial or otherwise) or business prospects of the Grantor and its subsidiaries, taken as a whole, (b) the lien of any mortgage, deed of trust or other security agreement covering the Mortgaged Premises or any part thereof, (c) the ability of the Grantor and its subsidiaries taken as a whole, to perform their obligations under any loan agreement, promissory note, mortgage, deed of trust, security agreement or any other instrument or document evidencing or securing any indebtedness, obligations or liabilities of the Grantor and it subsidiaries taken as a whole, owing to the Lenders or setting forth terms and conditions applicable thereto or otherwise relating thereto, or (d) the condition or fair market value of the Mortgaged Premises.

     "RCRA" means the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976 and Hazardous and Solid Waste Amendments of 1984, 42 U.S.C. SectionSection6901 et seq., and any future amendments.

     "Release" means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, migration, dumping, or disposing into the indoor or outdoor environment, including, without limitation, the abandonment or discarding of barrels, drums, containers, tanks or other receptacles containing or previously containing any Hazardous Material.

     (b) Representations and Warranties. Except as set forth in the Environmental Reports or on Schedule 27(b) attached hereto, the Grantor represents and warrants that: (i) the Grantor and the Mortgaged Premises comply in all material respects with all applicable Environmental Laws;
(ii) the Grantor has obtained all governmental approvals required for its operations and the Mortgaged Premises by any applicable Environmental Law except for such approvals which if not obtained could not reasonably be expected to have a Material Adverse Effect; (iii) the Grantor has not, and has no knowledge of any other person who has, caused any Release, threatened Release or disposal of any Hazardous Material at, on, about, or off the Mortgaged Premises that could reasonably be expected to have a Material Adverse Effect on the Mortgaged Premises and, to the knowledge of the Grantor, the Mortgaged Premises is not adversely affected by any Release, threatened Release or disposal of a Hazardous Material originating or emanating from any other property that has not been properly remediated; (iv) to Grantor's knowledge, the Mortgaged Premises does not contain and has not contained any:
(1) underground storage tank, (2) amounts of asbestos containing building material, (3) any landfills or dumps, (4) hazardous waste management facility as defined pursuant to RCRA or any comparable state law, or (5) site on or nominated for the National Priority List promulgated pursuant to CERCLA or any state remedial priority list promulgated or published pursuant to any comparable state law; (v) except in the ordinary course of business but always in compliance in all material respects with all applicable laws, rules and regulations, the Grantor has not used a material quantity of any Hazardous Material and has conducted no Hazardous Material Activity at the Mortgaged Premises; (vi) the Grantor has no material liability for response or corrective action, natural resource damage or other harm pursuant to CERCLA, RCRA or any comparable state law; (vii) the Grantor is not subject to, has no notice or knowledge of and is not required to give any notice of any Environmental Claim involving the Grantor or the Mortgaged Premises, and to Grantor's knowledge there are no conditions or occurrences at the Mortgaged Premises which could reasonably be anticipated to form the basis for an Environmental Claim against the Grantor or the Mortgaged Premises; (viii) the Mortgaged Premises is not subject to any, and the Grantor has no knowledge of any imminent, restriction on the ownership, occupancy, use or transferability of the Mortgaged Premises in connection with any (1) Environmental Law or (2) Release, threatened Release or disposal of a Hazardous Material; and (ix) to Grantor's knowledge, there are no conditions or circumstances at the Mortgaged Premises which pose an unreasonable risk to the environment or the health or safety of persons.

     (c)  Covenants.  The Grantor shall at all times do the following:
(i) comply in all material respects with, and maintain the Mortgaged Premises in compliance in all material respects with, all applicable Environmental Laws;
(ii) require that each tenant and subtenant, if any, of the Mortgaged Premises or any part thereof comply in all material respects with all applicable Environmental Laws; (iii) obtain and maintain in full force and effect all governmental approvals required by any applicable Environmental Law for operations at the Mortgaged Premises except for such approvals which if not obtained or maintained could not be reasonably expected to have a Material Adverse Effect; (iv) cure any violation by it or at the Mortgaged Premises of applicable Environmental Laws; (v) except as permitted by applicable Environmental Law, not allow the presence or operation at the Mortgaged Premises of any (1) landfill or dump or (2) hazardous waste management facility or solid waste disposal facility as defined pursuant to RCRA or any comparable state law; (vi) not manufacture, use, generate, transport, treat, store, release, dispose or handle any Hazardous Material at the Mortgaged Premises except in the ordinary course of its business and in compliance in all material respects at all times with all applicable laws, rules or regulations;
(vii) within 10 business days notify the Beneficiary in writing of and provide any requested documents upon learning of any of the following in connection with the Grantor or the Mortgaged Premises which could reasonably be anticipated to have a Material Adverse Effect: (1) any liability for response or corrective action, natural resource damage or other harm pursuant to CERCLA, RCRA or any comparable state law, (2) any Environmental Claim, (3) any violation of an Environmental Law or Release, threatened Release or disposal of a Hazardous Material, (4) any restriction on the ownership, occupancy, use or transferability arising pursuant to any (x) Release, threatened Release or disposal of a Hazardous Substance or (y) Environmental Law, or (5) any environmental, natural resource, health or safety condition; (viii) conduct at its expense any investigation, study, sampling, testing, abatement, cleanup, removal, remediation or other response action necessary to remove, remediate, clean up or abate any Release, threatened Release or disposal of a Hazardous Material as required by any applicable Environmental Law; (ix) abide by and observe any restrictions on the use of Mortgaged Premises imposed by any governmental authority as set forth in a deed or other instrument affecting the Grantor's interest therein; (x) promptly provide or otherwise make available to the Beneficiary any requested environmental record concerning the Mortgaged Premises which the Grantor possesses or can reasonably obtain; and (xi) perform, satisfy, and implement any operation or maintenance actions required by any governmental authority or Environmental Law, or included in any no further action letter or covenant not to sue issued by any governmental authority under any Environmental Law. Notwithstanding the foregoing, Grantor shall be permitted to store and use Hazardous Materials on the Mortgaged Premises in the ordinary course of business and in compliance with all applicable laws.

     28. Liens Absolute, Etc. The Grantor acknowledges and agrees that the liens and security interests hereby created are absolute and unconditional and shall not in any manner be affected or impaired by any acts or omissions whatsoever of the Trustee, Beneficiary or any other holders of any of the indebtedness hereby secured, and without limiting the generality of the foregoing, the lien and security hereof shall not be impaired by any acceptance by the Trustee, Beneficiary or any other holder of any of the indebtedness hereby secured of any other security for or guarantors upon any of the indebtedness hereby secured or by any failure, neglect or omission on the part of the Trustee, Beneficiary or any other holder of any of the indebtedness hereby secured to realize upon to protect any of the indebtedness hereby secured or any collateral security therefor. The lien and security hereof shall not in any manner be impaired or affected by any sale, pledge, surrender, compromise, settlement, release, renewal, extension, indulgence, alteration, substitution, exchange, change in, modification or disposition of any of the indebtedness hereby secured, or of any collateral security therefor, or of any guaranty thereof, or of any loan agreement executed in connection therewith. In order to realize hereon and to exercise the rights granted Trustee and Beneficiary hereby and under applicable law, there shall be no obligation on the part of Trustee, Beneficiary or any other holder of any of the indebtedness hereby secured at any time to first resort for payment to the obligor on any note evidencing any of the indebtedness hereby secured or to any guaranty of any of the indebtedness hereby secured or any part thereof or to resort to any other collateral security, property, liens or any other rights or remedies whatsoever, and Trustee shall have the right to enforce this instrument irrespective of whether or not other proceedings or steps are pending seeking resort to or realization upon or from any of the foregoing.

     29. Direct and Primary Security - No Subrogation. The lien and security herein created and provided for stands as direct and primary security for the A Loans and the Applications as well as for any of the other indebtedness hereby secured. No application of any sums received by the Trustee or Beneficiary in respect of the Mortgaged Premises or any disposition thereof to the reduction of the indebtedness hereby secured or any part thereof shall in any manner entitle Grantor to any right, title or interest in or to the indebtedness hereby secured or any collateral security therefor, whether by subrogation or otherwise, unless and until all indebtedness hereby secured has been fully paid and satisfied.

     30. Substitute Trustee. Trustee, or any substitute Trustee, may be removed at any time with or without cause, at the option of Beneficiary, by written declaration of such removal signed by any officer of Beneficiary and duly recorded in the same records as this Deed of Trust, without any notice to or demand upon Trustee or substitute Trustee so removed, or Grantor or any other person. If at any time Trustee or any substitute Trustee should be so removed, or should absent himself from ____________, die, or refuse, fail or be unable to act as such Trustee or substitute Trustee, Beneficiary may appoint any person as substitute Trustee hereunder, without any formality other than a written declaration of such appointment executed by Beneficiary and duly recorded in the same records as this Deed of Trust; and immediately upon such appointment, the substitute Trustee so appointed shall automatically become vested with all the estate and title in the Property, and with all of the rights, powers, privileges, authority, options and discretions, and charged with all of the duties and liabilities, vested in or imposed upon Trustee by this Deed of Trust, and any conveyance executed by such substitute Trustee, including the recitals therein contained, shall have the same effect and validity as if executed by Trustee.

     31. Line of Credit. The Deed of Trust is given to secure, among other things, a line of credit and shall secure not only presently existing indebtedness hereby secured outstanding under the Credit Agreement but also future advances, whether such advances are obligatory or to be made at the option of Beneficiary, or otherwise, as are made within twenty (20) years from the date hereof, to the same extent as if such future advances were made on the date of the execution of this mortgage, although there may be no advance made at the time of execution of this Deed of Trust and although there may be no indebtedness hereby secured outstanding at the time any advance is made, but in no event shall this Deed of Trust secure any principal of or interest on any of the B Loans. The lien of this Deed of Trust shall be valid as to all indebtedness hereby secured, including future advances, from the time of its filing for record in the recorder's or registrar's office of the county in which the Mortgaged Premises are located. The total amount of indebtedness hereby secured may increase or decrease from time to time, but the total unpaid balance of indebtedness hereby secured (including disbursements which Beneficiary may make under this Deed of Trust, the Credit Agreement, the Applications or any other documents related thereto) at any one time outstanding shall not exceed a maximum principal amount of __________________ Dollars ($____________) plus interest thereon and any disbursements made for payment of taxes, special assessments or insurance on the Mortgaged Premises and interest on such disbursements, together with any fees, costs or expenses which may be payable hereunder (all such indebtedness being hereinafter referred to as the "maximum amount secured hereby"). This Deed of Trust shall be valid and have priority over all subsequent liens and encumbrances, including statutory liens, excepting solely taxes and assessments levied on the Mortgaged Premises, to the extent of the maximum amount secured hereby.

     32. Multisite Real Estate Transaction. Grantor acknowledges that this Deed of Trust is one of several mortgages and other security documents (the aforesaid being together called the "Other Security Documents") which secure the indebtedness hereby secured. Grantor agrees that the lien of this Deed of Trust shall be absolute and unconditional and shall not in any manner be affected or impaired by any acts or omissions whatsoever of the Trustee or Beneficiary and, without limiting the generality of the foregoing, the lien hereof shall not be impaired by any acceptance by the Trustee or Beneficiary of any security for or guarantors upon any of the indebtedness hereby secured, or by any failure, neglect or omission on the part of the Trustee or Beneficiary to realize upon or protect any of the indebtedness hereby secured or any security therefor including the Other Security Documents. The lien hereof shall not in any manner be impaired or affected by any release
(except as to the property released), sale, pledge, surrender, compromises, settlement, renewal, extension, indulgence, alteration, changing, modification or disposition of any of the indebtedness hereby secured or of any of the collateral security therefor, including, without limitation, the Other
Security Documents or of any guarantee thereof, and the Trustee or Beneficiary may at its discretion foreclose, exercise any power of sale, or exercise any other remedy available to it under any or all of the Other Security Documents without first exercising or enforcing any of its rights and remedies hereunder. Such exercise of Trustee's or Beneficiary's rights and remedies under any or all of the Other Security Documents shall not in any manner impair the indebtedness hereby secured, except to the extent of payment, or the lien of this Deed of Trust and any exercise of the rights or remedies of Trustee or Beneficiary hereunder shall not impair the lien of any of the Other Security Documents or any of Trustee's or Beneficiary's rights and remedies thereunder. Grantor specifically consents and agrees that Beneficiary may exercise its rights and remedies hereunder and under the Other Security Documents separately or concurrently and in any order that it may deem appropriate.

     33. Default Rate. For purposes of this Deed of Trust, the term "Default Rate" shall mean the rate per annum determined by adding 2% to the rate per annum announced from time to time by Harris Trust and Savings Bank as its prime commercial rate, with any change in such rate per annum as so determined by reason of a change in such prime commercial rate to become effective on the date of such change in said prime commercial rate.

     34. Governing Law. The creation of the Deed of Trust, the perfection of the lien or security interest in the Mortgaged Premises, and the rights and remedies of Trustee or Beneficiary with respect to the Mortgaged Premises, as provided herein and by the laws of the state in which the Mortgaged Premises is located, shall be governed by and construed in accordance with the internal laws of the state in which the Mortgaged Premises is located without regard to principles of conflicts of law. Otherwise, the Credit Agreement, the Applications, and all other obligations of Grantor (including, but not limited to, the liability of Grantor for any deficiency following a foreclosure of all or any part of the Mortgaged Premises) shall be governed by and construed in accordance with the internal laws of the State of Illinois without regard to principles of conflicts of laws, such state being the state where such documents were executed and delivered.

     35. Agent. Beneficiary has been appointed as agent pursuant to the Credit Agreement. In acting under or by virtue of this Deed of Trust, Beneficiary shall be entitled to all the rights, authority, privileges and immunities provided in Sections 10.1 through 10.14 of the Credit Agreement, all of which provisions of said Sections 10.1 through 10.14 are incorporated by reference herein with the same force and effect as if set forth herein. Beneficiary hereby disclaims any representation or warranty to Lenders concerning the perfection of the security interest granted hereunder or the value of the Mortgaged Premises.

     36. Partial Invalidity. All rights, powers and remedies provided herein are intended to be limited to the extent necessary so that they will not render this Deed of Trust invalid, unenforceable or not entitled to be recorded, registered or filed under any applicable law. If any term of this Deed of Trust shall be held to be invalid, illegal or unenforceable, the validity and enforceability of the other terms of this Deed of Trust shall in no way be affected thereby.

     37. Successors and Assigns. Whenever any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all the covenants, promises and agreements in this Deed of Trust contained by or on behalf of Grantor, or by or on behalf of Trustee or Beneficiary, shall bind and inure to the benefit of the respective successors and assigns of such parties, whether so expressed or not.

     38. Headings. The headings in this instrument are for convenience of reference only and shall not limit or otherwise affect the meaning of any provision hereof.

     39. Changes, Etc. This instrument and the provisions hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

     40. Acceptance of Trust. Trustee accepts this Trust when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by law. Trustee is not obligated to notify any party hereto of pending sale under any other deed of trust or any action or proceeding in which Grantor, Beneficiary, or Trustee shall be a party, unless brought by Trustee.

     IN WITNESS WHEREOF, Grantor has caused these presents to be signed and sealed the day and year first above written.


                              By______________________________________________
                              Its_____________________________________________

[SEAL]

Attest:
_______________________________
________________ Secretary

STATE OF __________ )
                    )    SS
COUNTY OF _________ )

     Personally appeared before me, the undersigned authority in and for the said county and state, on this _____ day of ____________, 2000, within my jurisdiction, the within named __________, who acknowledged that (he)(she) is _________ of ___________, a __________ corporation, and that for and on behalf of the said corporation, and as its act and deed (he)(she) executed the above and foregoing instrument, after having been duly authorized by said corporation so to do.
______________________________________________________________________________
Notary Public
(SEAL)
My commission expires:
_____________________

                                   SCHEDULE I

                               LEGAL DESCRIPTION







Property Address:  ___________________________________
                   ___________________________________
          P.I.N. No.:  _______________________________

                                   EXHIBIT X

                            NON-PRINCIPAL PROPERTIES

PART 1.  Non-Principal Property required to be encumbered.

1.   Inventory.
2.   Accounts receivable.
3.   All other Non-Principal Property not specified in Part 2 below.

PART 2.  Non-Principal Property not required to be encumbered.

1.   Property excluded from the granting clauses of any of the Security
     Documents.
2.   Capital Stock of Newsprint South, Inc.
3. Real estate owned by NSI Land Corporation located in Grenada, Mississippi leased to Newsprint South, Inc.
4.   Property which is subject to a contractual prohibition on being encumbered.
5. An undivided interest in 680.40 acres of undeveloped real estate located in Yazoo County, Mississippi described in Yazoo County real estate records in Warranty Deed Book 211A Pages 648, 653, 658, 660, 661 and 662.
6. Other Non-Principal Properties which the Administrative Agent agrees with the Borrower not to encumber, provided that all such Property shall have an aggregate value of not to exceed $5,000,000.

                                 Exhibit Y

        FORM OF OPINION OF COUNSEL TO THE BORROWER AND ITS SUBSIDIARIES


                                      Date
Harris Trust and Savings Bank
111 West Monroe Street
Chicago, Illinois  60690

The From Time to Time Banks Party
  to the Credit Agreement described below

Ladies and Gentlemen:

     I have served as counsel to Mississippi Chemical Corporation, a Mississippi corporation (the "Borrower"), Mississippi Phosphates Corporation, a Delaware corporation, Mississippi Potash, Inc., a Mississippi corporation, Mississippi Nitrogen, Inc., a Delaware corporation, MCC Investments, Inc., a Delaware corporation, Mississippi Chemical Management Company, a Delaware corporation, Eddy Potash, Inc., a Mississippi corporation, TNI Barge, Inc., a Delaware corporation, NSI Land Corporation, a Delaware corporation, Mississippi Chemical Company, L.P., a Delaware limited partnership, MissChem Nitrogen, L.L.C., a Delaware limited liability company, and Triad Nitrogen, L.L.C., a Delaware limited liability company (together with the Borrower, individually a "Company" and collectively the "Companies") in connection with the execution and delivery to you by the Companies of the following documents (individually a "Transaction Document" and collectively the "Transaction Documents"):

     (a) Third Amendment to Credit Agreement dated as of February 24, 2000 (the "Third Amendment") among the Borrower, the Guarantors named therein, Harris Trust and Savings Bank, individually and as agent (the "Agent"), and the from time to time banks party thereto (the "Banks");

     (b) Security Agreement dated as of February 24, 2000 from the Companies to the Agent (the "Security Agreement");

     (c) Pledge Agreement dated as of February 24, 2000 from the Borrower, Mississippi Nitrogen, Inc. and Mississippi Chemical Management Company to the Agent (the "Pledge Agreement");

     (d) Security Agreement Re Aircraft dated as of February 24, 2000 from the Borrower to the Agent (the "Aircraft Security Agreement");

     (e) First Preferred Fleet Mortgage dated as of February 24, 2000 from TNI Barge, Inc. to the Agent (the "Fleet Mortgage");

The Security Documents have been executed and delivered pursuant to Section 7.27(a) of the Credit Agreement dated as of November 25, 1997, as amended (the "Credit Agreement") among the Borrower, the Agent, and the Banks. The documents described in paragraphs (b) through (e) above are referred to as the "Security Documents").

     As counsel to the Companies, I am familiar with the Articles of Incorporation or Certificate of Incorporation and Bylaws of the Borrower, Mississippi Phosphates Corporation, Mississippi Potash, Inc., Mississippi Nitrogen, Inc., MCC Investments, Inc., Mississippi Chemical Management Company, Eddy Potash, Inc., TNI Barge, Inc. and NSI Land Corporation, the Certificate of Limited Partnership of Mississippi Chemical Company, L.P., and the Certificate of Formation and the Limited Liability Company Agreement of MissChem Nitrogen, L.L.C. and Triad Nitrogen, L.L.C. (respectively, the "Organizational Documents"). I have also examined such other factual matters and matters of law as I deem necessary or pertinent to the formulation of the opinions hereinafter expressed.

     In my examination, I have assumed the genuineness of all signatures (other than those of the Companies), the authenticity of all documents submitted to me as originals, and the conformity with authentic original documents of all documents submitted to me as copies. Also, I have relied upon statements and certifications of government officials and upon representations made in or pursuant to the Transaction Documents and by representatives of the Companies with respect to the Transaction Documents.

     In rendering the opinions expressed below, I have assumed with respect to all documents referred to herein (except with respect to the Companies) that:
(i) such documents have been duly authorized by, have been duly executed and delivered by, and constitute legal, valid, binding, and enforceable obligations of, all of the parties to such documents; (ii) all signatories to such documents have been duly authorized; and (iii) all of the parties to such documents are duly organized and validly existing and have the power and authority to execute, deliver, and perform such documents.

     Based upon the foregoing and subject to the qualifications and exceptions set forth below, I am of the opinion that:

      1. Each Company is a corporation, limited partnership or limited liability company duly organized and validly existing and in good standing under the laws of the State of its organization with full and adequate corporate, limited partnership or limited liability company power and authority to carry on its respective business as now conducted.

      2. Each Company is duly qualified to transact the business in which it is engaged and in good standing as a foreign corporation, limited partnership or limited liability company in each jurisdiction wherein the conduct of its respective business or the assets and properties owned or leased by it require such qualification, except to the extent the failure to be so qualified would not have a material adverse effect on the business or financial condition of the Companies taken as a whole.

      3. Each Company has full right, power and corporate, limited partnership or limited liability company authority to encumber its assets, to secure the obligations of the Borrower under the Credit Agreement and to observe and perform all of the matters and things provided for in the Transaction Documents executed by it.

      4. The execution and delivery of each Transaction Document executed by each Company does not, nor will the observance or performance of any of the matters or things therein provided for, contravene (a) any of the respective Organizational Documents of the Companies (there being no other agreements under which each Company is organized), or, to my knowledge, of any material agreement binding upon or affecting each Company or any of its properties or assets, and (b) solely with respect to the Third Amendment, any provision of applicable law, except where such contravention would not have a material adverse effect on the properties, business, operations, or financial condition of the Companies taken as a whole.

      5. Each Transaction Document executed by each Company has been duly authorized by all necessary corporate, limited partnership or limited liability company action of each Company and has been executed and delivered by the proper officer or member of each Company.

      6. The Third Amendment constitutes a valid and binding agreement of each Company that is a party thereto enforceable against each such Company in accordance with its terms, subject to bankruptcy, insolvency, and other laws affecting creditors' rights generally and to principles of equity.

      7. Based solely upon my review of those statutes, rules, and regulations that are generally applicable to transactions in the nature of those contemplated by the Transaction Documents, no order known by me, authorization, consent, license or exemption of, or filing or registration with, any court or governmental department, agency, instrumentality or regulatory body, whether state or federal, is or will be required in connection with the lawful execution and delivery of the Transaction Documents or the observance and performance by the Companies of any of the terms thereof, except (a) the filing of Uniform Commercial Code financing statements, (b) the recordation of each mortgage or deed of trust in the office of the recorder or registrar of deeds in each county in which the real property subject thereto is located, and
(c) such as have already been obtained or, if not obtained, would not have a material adverse effect on the properties, business, operations, or financial condition of the Companies taken as a whole.

      8. Except as set forth on Schedule 5.3 to the Credit Agreement, to my knowledge, there is no action, suit, proceeding or investigation, at law or in equity, of which we have been directly notified in writing or which has been served upon us, before or by any court or public body, pending or threatened against or affecting any Company or any of its assets and properties which, if adversely determined, could result in any material adverse change in the properties, business, operations or financial condition of the Companies taken as a whole.

     I express no opinion herein as to the legality, validity, binding nature or enforceability of provisions of any Transaction Document (i) relating to indemnification, exculpation, or contribution, to the extent such provisions may be held unenforceable as contrary to public policy or federal or state securities laws, (ii) relating to the release of a party from, or the indemnification of a party against, liability for its own wrongful or negligent acts under certain circumstances, (iii) insofar as it provides for the payment or reimbursement of costs and expenses or for claims, losses, or liabilities in excess of a reasonable amount determined by any court or other tribunal,
(iv) requiring written amendments or waivers of such documents insofar as it suggests that oral or other modifications, amendments, or waivers could not be effectively agreed upon by the parties or that the doctrine of promissory estoppel might not apply, (v) waiving the right to object to venue in any court, or (vi) relating to any consent or agreement to submit to the jurisdiction of any court. I also express no opinion as to laws regarding fraudulent transfers, conveyances, or obligations, or usury.

     I render no opinion herein as to matters involving the laws of any jurisdiction other than the State of Mississippi, the United States of America, and for purposes of opinion paragraphs 1, 3, and 5 above, the State of Delaware. I am not admitted to practice law in the State of Delaware; however, I am generally familiar with the Delaware General Corporation Law, the Delaware Revised Uniform Limited Partnership Act and the Delaware Revised Limited Liability Company Act as presently in effect, and I have made such inquiries as I consider necessary to render the opinions contained in opinion paragraphs 1, 3, and 5 above. This opinion is limited to the effect of the present state of the laws of the State of Mississippi, the United States of America, and to the limited extent set forth above in this paragraph, the State of Delaware and the facts as they presently exist, and I assume no obligation to revise or supplement this opinion in the event of future changes in such laws or the interpretation thereof or such facts.

     This opinion is rendered solely to you in connection with the Transaction Documents and may not be relied upon by any person for any purpose other than in connection with the transactions contemplated by the Transaction Documents without, in each instance, my prior written consent.

                                   Very truly yours,


                                   William L. Smith
                                   Vice President and General Counsel

WLS:lmz

                                   EXHIBIT Z

     CERTIFICATE REGARDING COMPUTATION OF CONSOLIDATED NET TANGIBLE ASSETS

     This Certificate Regarding Computation of Consolidated Net Tangible
Assets is furnished to Harris Trust and Savings Bank and the other Banks (collectively, the "Banks") and Harris Trust and Savings Bank as Administrative Agent (the "Administrative Agent") for the Banks, pursuant to that certain Credit Agreement dated as of November 25, 1997, as amended by and among Mississippi Chemical Corporation, a Mississippi corporation (the "Borrower"), the Administrative Agent and the Banks (the "Agreement"). Unless otherwise defined herein, the terms used in this Compliance Certificate have the meanings ascribed thereto in the Agreement.

     THE UNDERSIGNED HEREBY CERTIFIES THAT:

      1. I am the duly elected [President] or [Chief Financial Officer] of the Borrower;

      2. The following is a computation of the Borrower's Consolidated Net Tangible Assets as of __________, ______:

(a) Total Consolidated Assets of Mississippi Chemical                 $
    Corporation
(b) Less: Intangible Assets                                           $
(c) Consolidated Net Tangible Assets                                  $
(d) Advance Rate                                                     15%
(e) B Loan Availability Reserve                                       $
(f) AVAILABILITY BASED ON CONSOLIDATED NET TANGIBLE ASSETS            $

(PRODUCT OF LINES (C) AND (D) LESS LINE (E))


      3. The foregoing computation is made in accordance with the requirements of the Senior Note Indenture.

     The foregoing certifications and computations are made and delivered this _____ day of _______________________, ________.

                              ________________________________________________
                              [President] or [Chief Financial Officer of The
                               Borrower]